UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/2011

FORM N-CSR

Item 1.                        Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Stock Fund
BNY Mellon Small Cap Stock Fund
BNY Mellon U.S. Core Equity 130/30 Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon InternationalAppreciation Fund
BNY Mellon Asset Allocation Fund

ANNUAL REPORT	August 31, 2011

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Large Cap Stock Fund	3
BNY Mellon Large Cap Market Opportunities Fund	6
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	9
BNY Mellon Income Stock Fund	12
BNY Mellon Mid Cap Stock Fund	16
BNY Mellon Small Cap Stock Fund	19
BNY Mellon U.S. Core Equity 130/30 Fund	22
BNY Mellon Focused Equity Opportunities Fund	25
BNY Mellon Small/Mid Cap Fund	28
BNY Mellon International Fund	31
BNY Mellon Emerging Markets Fund	34
BNY Mellon International Appreciation Fund	37
BNY Mellon Asset Allocation Fund	40
Understanding Your Fund's Expenses	43
Comparing Your Fund's Expenses With Those of Other Funds	45
Statements of Investments	47
Statement of Options Written	58
Statement of Securities Sold Short	68
Statement of Financial Futures	88
Statements of Assets and Liabilities	95
Statements of Operations	101
Statement of Cash Flows	105
Statements of Changes in Net Assets	106
Financial Highlights	114
Notes to Financial Statements	141
Report of Independent Registered Public Accounting Firm	166
Important Tax Information	167
Information About the Renewal of Each Fund's Investment Advisory Agreement and the Approval of Each Fund's Administration Agreement	170
Board Members Information	176
Officers of the Trust	178

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the BNY Mellon Funds Trust, covering the 12-month period through August 31, 2011.

Although stocks rallied strongly through the first quarter of 2011 due to expectations of a more robust economic recovery, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S. Treasury securities were not assigned the highest possible credit rating. Stocks proved volatile in this tumultuous environment, as the stalled economy caused most market sectors to give back many of the reporting period's previous gains.

The economic outlook currently is clouded by heightened market volatility and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs. The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your portfolio manager.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
September 15, 2011

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 14.86%, and Investor shares returned 14.78%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 18.48%.2

U.S. stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery. However, several macroeconomic disappointments later derailed investor sentiment, erasing many of the market’s previous gains. The fund produced lower returns than its benchmark, mainly due to a constructive investment posture later in the reporting period when traditionally defensive stocks fared better.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Also, we use fundamental analysis, conducting independent research to select the most attractive of the higher-ranked securities. We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks began to improve markedly at the start of the reporting period when the Federal Reserve Board announced a second round of quantitative easing to jump-start the U.S. economy. Subsequent upturns in economic data and corporate earnings helped support rising stock prices into the first quarter of 2011. However, the rally was interrupted in February when political unrest in the Middle East led to sharply rising energy prices, and in March when devastating natural and nuclear disasters in Japan threatened the global industrial supply chain.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, economic data proved disappointing and a contentious debate regarding U.S. government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions.The reporting period ended on a pessimistic note after a major credit-rating agency downgraded U.S.Treasury bonds despite the eventual passage of an increase in the nation’s debt ceiling.

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

Constructive Posture Hindered Relative Results

Although the fund’s bias toward some of the more economically sensitive market sectors buoyed its relative performance early in the reporting period, it undermined results for the reporting period overall. We took steps to reduce the fund’s risk profile as market conditions deteriorated by carefully monitoring valuations, reducing holdings as they met price targets and trading out of companies whose investment propositions may have been postponed by the extended lull in economic activity.

Although these measures helped cushion the effect of declining market values, a number of holdings in the consumer discretionary sector undermined the fund’s relative performance. Cruise line operator Carnival suffered amid rising fuel costs, consumer products maker Newell Rubbermaid reduced earnings guidance in anticipation of sluggish consumer spending, Ford Motor encountered rising input costs, and advertising conglomerate Omnicom Group declined on economic concerns. In the health care sector, biotechnology firms were hurt by regulatory and economic issues, including Amylin Pharmaceuticals, Human Genome Sciences and Dendreon.While underweighted exposure to the financials sector helped bolster relative results, the sector’s contributions were undermined by Bank of America and Citigroup, which continued to struggle with the consequences of past lending issues.

The fund achieved better results in the information technology sector, where a focus on emerging trends toward “cloud computing” and wireless devices proved beneficial. Electronics innovator Apple gained value on the strength of its popular iPhone and iPad, International Business Machines produced solid results from global consulting services, Amazon.com saw sales rise sharply, and Electronic Arts was bolstered by a new product cycle centered on digital downloads of gaming software. The fund also avoided some of the sector’s weaker performers.

In the materials sector, chemical companies such as CF Industries Holdings and E.I. du Pont de Nemours & Co. buoyed relative performance. Similarly, an emphasis on machinery producers—including Caterpillar, Textron and Dover—helped drive gains in the industrials sector. Other winners for the reporting period included NextEra Energy, Newfield Exploration and Unilever.

Seeing Encouraging Signs of Growth

Global economic turmoil and the recent slowdown in U.S. growth have given us cause for caution.Therefore, we have maintained a relatively defensive investment posture with an emphasis on risk management. Our cautious outlook is reflected in the fund’s current composition, including underweighted positions in the consumer discretionary, financials, industrials and materials sectors.We have found what we believe are more opportunities in the health care, information technology and utilities sectors.

September 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Large Cap Stock Fund Class M shares and Investor shares and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	14.86%	0.30%	1.55%
Investor shares	14.78%	0.04%	1.31%
Standard & Poor’s 500
Composite Stock Price Index	18.48%	0.78%	2.70%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Large Cap Stock Fund on 8/31/01 to a $10,000
investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds	5

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Christopher E. Sheldon, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 16.48%, and Investor shares returned 16.16%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 18.48% for the same period.2

Stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery. However, macroeconomic disappointments later erased many of those gains. The fund produced lower returns than its benchmark, mainly due to shortfalls posted by the U.S. Core Equity 130/30 Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of the purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy and U.S. Large Cap

Growth Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks began to improve markedly at the start of the reporting period when the Federal Reserve Board announced new measures to jump-start the U.S. economy. Subsequent upturns in economic data and corporate earnings helped support rising stock prices into the first quarter of 2011. However, the rally was interrupted in February 2011 when political unrest in the Middle East led to sharply rising energy prices, and in March when devastating natural and nuclear disasters in Japan threatened the global industrial supply chain. Still, stocks generally bounced back quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default, U.S. economic data proved disappointing and a contentious debate in Congress regarding government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions. Market volatility was particularly severe in August after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

Underlying Strategies Produced Mixed Results

Although the fund participated to a significant degree in the large-cap stock market’s gains for the reporting period, its results compared to the S&P 500 Index were held back by the U.S. Core Equity 130/30 Strategy, where a constructive investment posture weighed on returns at a time when traditionally defensive stocks fared better. Stock selections were particularly disappointing in the consumer discretionary sector, where short positions in certain stocks also fared poorly, and among biotechnology firms in the health care sector. The strategy achieved better results in the information technology, materials and industrials sectors.

In contrast, the Focused Equity Strategy produced higher returns than the S&P 500 Index over the reporting period. In the strategy’s information technology sector, a Chinese search engine and a major innovator in consumer electronics fared particularly well, as did health care companies offering new products or penetrating new markets.Winners in these sectors more than offset relative weakness in the financials and consumer discretionary sectors.

Finally, the U.S. Large Cap Equity strategy benefited from strength among machinery producers in the industrials sector, chemical companies in the materials sector and strong stock selections in the health care sector, while consumer discretionary and consumer staples holdings generally lagged market averages. Lack of exposure to certain large banks also supported the strategy’s relative results.

Adjusting to a Slower-Growth Economy

During the reporting period, allocations to the Focused Equity Strategy and U.S. Large Cap Equity Strategy were reduced modestly, while the U.S. Core Equity 130/30 Strategy was increased. We believe that the fund’s underlying investment strategies are reasonably positioned for a slower growing economy, as evidenced by a general preference for fundamentally strong companies that appear poised to grow organically through new products and markets. In addition, the managers of some underlying strategies have attempted to reduce their risk profiles by carefully monitoring valuations and trading out of companies whose investment propositions may have weakened as economic conditions deteriorated.

September 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect until January 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Funds	7

Average Annual Total Returns as of 8/31/11
	Inception		From
	Date	1 Year	Inception
Class M shares	7/30/10	16.48%	9.53%
Investor shares	7/30/10	16.16%	9.24%
Standard & Poor’s 500
Composite Stock Price Index	7/30/10	18.48%	12.07%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Large Cap Market Opportunities Fund on 7/30/10
(inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Christopher E. Sheldon, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 17.54%, and Investor shares returned 16.31%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 18.48% for the same period.2

Stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery. However, macroeconomic disappointments later erased many of those gains.The fund produced lower returns than its benchmark, mainly due to shortfalls from the Large Cap Core Strategy and the U.S. Core Equity 130/30 Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates, that invest primarily in equity securities issued by large-cap companies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns.The fund appor-

tions its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy and U.S. Large Cap Growth Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks improved markedly at the start of the reporting period when the Federal Reserve Board announced new measures to jump-start the U.S. economy. Subsequent upturns in economic data and corporate earnings helped support rising stock prices into the first quarter of 2011. However, the rally was interrupted in February when political unrest in the Middle East led to sharply rising energy prices, and in March when natural and nuclear disasters in Japan threatened the global industrial supply chain. Still, stocks generally bounced back from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default, U.S. economic data proved disappointing and a contentious debate regarding government spending and borrowing intensified. Stocks suffered bouts of volatility as investors shifted their focus to traditionally defensive

The Funds	9

DISCUSSION OF FUND PERFORMANCE (continued)

industry groups. Market volatility was particularly severe in August after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

Underlying Strategies Produced Mixed Results

Although the fund participated significantly in the market’s gains for the reporting period, its relative performance was held back by the Large Cap Core Strategy, where investment positioning reflected a more constructive outlook than what had transpired during the reporting period. Stock selections were particularly disappointing in the consumer discretionary sector and among biotechnology firms in the health care sector. The strategy achieved better results in the information technology, materials and industrials sectors. Results from the U.S. Core Equity 130/30 Strategy were constrained, in part, by certain short positions when valuation factors fell out of favor among investors.

In contrast, the Focused Equity Strategy produced higher returns than the S&P 500 Index. In the information technology sector, a Chinese search engine and a major innovator in consumer electronics fared particularly well, as did health care companies offering new products or penetrating new markets.These winners more than offset relative weakness in the financials and consumer discretionary sectors. The U.S. Large Cap Equity Strategy benefited from strength among machinery producers in the industrials sector, chemical companies in the materials sector and strong stock selections in the health care sector, while consumer discretionary and consumer staples holdings generally lagged market averages. Finally, the Large Cap Tax-Sensitive Strategy produced returns that were roughly in line with the S&P 500 Index.

Adjusting to a Slower-Growth Economy

During the reporting period, allocations to the Large Cap Core Strategy and the Focused Equity Strategy were modestly reduced, while the U.S. Core Equity 130/30 Strategy was increased.The advisor believes that the fund is reasonably positioned in light of expectations for a continued slower-growth economy, as evidenced by their general preference for fundamentally strong companies that appear poised to grow organically through new products and markets. In addition, managers of some underlying strategies have attempted to reduce their risk profiles by carefully monitoring valuations and trading out of companies whose investment theses may have been violated as economic conditions deteriorated.

September 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect until January 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund Class M shares and Investor shares and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 8/31/11
	Inception		From
	Date	1 Year	Inception
Class M shares	7/30/10	17.54%	10.87%
Investor shares	7/30/10	16.31%	9.80%
Standard & Poor’s 500
Composite Stock Price Index	7/30/10	18.48%	12.07%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund on
7/30/10 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds	11

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Brian C. Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 17.41%, and its Investor shares returned 17.02%.1 In comparison, the fund’s new benchmark, the Dow Jones U.S. Select Dividend Index, produced a total return of 20.49% for the same period.2 The fund’s previous benchmark, the Russell 1000Value Index, produced a total return of 14.37% for the same period.3

Stocks generally rallied early in the reporting period as an economic recovery appeared to gain traction, but renewed macroeconomic concerns later caused the market to give back many of its previous gains and the fund underper-formed its new benchmark. The fund benefited from strong absolute returns in the energy and consumer staples sectors, but the utilities and financial sectors produced weaker results.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management.While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields.The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Shifting Sentiment Sparked Heightened Market Volatility

Market sentiment improved markedly at the start of the reporting period after the Federal Reserve Board announced a new round of quantitative easing and investors looked forward to better economic and business conditions. Subsequent gains in employment, consumer spending and corporate earnings supported higher stock prices into the first quarter of 2011. However, the market rally was interrupted in February when political unrest in the Middle East led to sharply rising crude oil prices, and again in March when catastrophic natural and nuclear disasters in Japan disrupted the global industrial supply chain. Nonetheless, investors proved resilient and the U.S. stock market rebounded relatively quickly from these unexpected shocks.

Investor sentiment began to deteriorate in earnest in late April when Greece again appeared headed for default on its sovereign debt and pressures mounted on the banking systems in Portugal, Italy, Ireland and Spain. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to a contentious debate regarding U.S. government spending and borrowing. Stocks suffered bouts of heightened volatility when newly risk-averse investors shifted their focus from economically sensitive industry groups and relatively speculative companies to those that historically have held up well under uncertain economic conditions. Dividend-paying stocks produced higher returns, on average, than broader market averages in this environment.

Stock Selections Produced Mixed Results

The fund achieved positive absolute returns in all 10 of the market sectors represented in its benchmarks during the reporting period. Results were particularly robust in the energy sector, where the fund maintained an overweighted position. Oil services giant Schlumberger and integrated oil producer ConocoPhillips ranked among the fund’s top performers in the sector. The consumer staples sector also produced above-average results as investors increasingly turned to traditionally defensive industry groups.Tobacco producers Lorillard and Philip Morris International advanced strongly due to their defensive characteristics and greater penetration of emerging markets.

On the other hand, the financials sector gained only modest value for the fund, as the sector was constrained by concerns surrounding persistently low interest rates and recent regulatory reform legislation on the future earnings of U.S. banks. In addition, fund holding Comerica was hurt when an acquisition was regarded poorly by investors. The utilities sector also produced below-average results due in part to higher fuel costs, and the fund’s high exposure to the sector hurt performance.

Finding Opportunities Among Dividend-Paying Stocks

Despite ongoing headwinds, including a persistently sluggish U.S. labor market and weak housing markets, we believe the economic expansion is likely to persist. Indeed, the stock market seems recently to have reacted more to macroeconomic developments than to the fundamental strengths and weaknesses of individual companies. In our analysis, many stocks have declined to lower valuations than are warranted by their fundamentals, including companies paying relatively high dividends.

Our bottom-up security selection process has identified a number of potential opportunities in the telecommunications services, health care and information technology sectors.We also have seen signs of potential improvement among certain banks in the financials sector that we believe are attractively valued. Conversely, we have found fewer opportunities meeting our investment criteria in the utilities sector, where stocks generally appear more expensive.

September 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Dow Jones U.S. Select
Dividend Index is an unmanaged index which represents the country’s leading stocks by dividend yield. One hundred U.S. stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume. Investors cannot invest directly in any index. Effective March 15, 2011, BNY
Mellon Income Stock Fund changed its benchmark from the Russell 1000
Value Index to the Dow Jones U.S. Select Dividend Index.The Dow Jones
U.S. Select Dividend Index was first calculated on November 3, 2003.
Accordingly, the fund will continue to report the performance of the Russell
1000 Value Index until the Dow Jones U.S. Select Dividend Index has been calculated for a 10-year period.
[3]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value
Index is an unmanaged index which measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Funds	13

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Income Stock Fund Class M shares and Investor shares and the Russell 1000 Value Index

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	17.41%	–0.22%	2.74%
Investor shares	17.02%	–0.47%	2.48%
Russell 1000 Value Index	14.37%	–1.62%	3.41%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Income Stock Fund on 8/31/01 to a $10,000
investment made in the Russell 1000 Value Index (the “Russell Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective 3/15/11, the fund changed its benchmark from the Russell Index to the Dow Jones U.S. Select Dividend Index (the “Dow Jones Index”).The Dow Jones
Index was first calculated on 11/3/03.Accordingly, the fund will continue to report the performance of the Russell Index until the Dow Jones Index has been calculated for a 10-year period. Performance information for the fund versus the Dow Jones Index is included in the graph and table on the next page.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Russell Index uses company price-to-book ratios and long-term growth rates to calculate a composite ranking, which is used to determine if a stock is “growth” or “value.” Unlike a mutual fund, the Russell
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of $10,000 investment in BNY Mellon Income Stock Fund Class M shares and Investor shares and the Dow Jones U.S. Select Dividend Index

Average Annual Total Returns as of 8/31/11
	Inception			From
	Date	1 Year	5 Years	Inception
Class M shares	11/3/03	17.41%	–0.22%	4.32%
Investor shares	11/3/03	17.02%	–0.47%	4.06%
Dow Jones U.S. Select Dividend Index	11/3/03	20.49%	–0.36%	4.66%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Income Stock Fund on 11/3/03 (inception date of
Dow Jones Index) to a $10,000 investment made in the Dow Jones Index on that date.All dividends and capital gain distributions are reinvested.
Effective 3/15/11, the fund changed its benchmark from the Russell Index to the Dow Jones U.S. Select Dividend Index (the “Dow Jones Index”).The Dow Jones
Index was first calculated on 11/3/03.Accordingly, the fund will continue to report the performance of the Russell Index until the Dow Jones Index has been calculated for a 10-year period.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Dow Jones Index is comprised of 100 of the highest dividend-yielding securities from the universe of all dividend-paying companies in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. Unlike a mutual fund, the Dow Jones Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds	15

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period from September 1, 2010, through August 31, 2011, as provided by Stephen A. Mozur, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Mid Cap Stock Fund’s Class M shares produced a total return of 22.59%, Investor shares returned 22.19% and Dreyfus Premier shares returned 21.31%.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 22.89% for the same period.2

Midcap stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery. However, several macroeconomic disappointments later erased many of those gains. The fund’s Class M shares produced a return that was roughly in line with its benchmark, as strong results in the energy, information technology and industrials sectors were balanced by disappointments in the materials and health care sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of domestic companies with market capitalizations generally in the range of companies included in the S&P 400 Index at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Based on fundamental analysis, the investment adviser generally selects the most attractive securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management. Finally, we manage risk by diversifying across companies and industries. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks improved markedly at the start of the reporting period when the Federal Reserve Board announced a second round of quantitative easing to jump-start the U.S. economy. Subsequent upturns in economic data and corporate earnings supported rising stock prices into the first quarter of 2011. However, the rally was interrupted in February when political unrest in the Middle East led to sharply rising energy prices, and in March when devastating natural and nuclear disasters in Japan threatened the global industrial supply chain. Still, stocks generally recovered quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default, U.S. economic data proved disappointing and a contentious debate in Congress regarding government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions. Midcap stocks produced slightly higher returns than large-cap stocks for the overall reporting period.

Stock Selections Produced Mixed Results

Our security selection strategy drove above-average returns in several market sectors. Among energy companies, shale gas producer Cabot Oil & Gas more than doubled in value due to production increases and inventory growth. Brigham Exploration also increased production as commodity prices climbed, and International Coal climbed sharply as a result of rising commodity prices and an acquisition offer.

In the information technology sector, “cloud computing” infrastructure specialist Savvis advanced after agreeing to merge with high-speed Internet provider CenturyLink. Managed hosting provider Rackspace Hosting continued to benefit from a leading position in data centers and cloud computing products. JDS Uniphase, a leading provider of fiber optic components, fared well early in the reporting period. In the industrials sector, BE Aerospace benefited from increased commercial airplane production, including new models of aircraft. Kansas City Southern encountered improved demand for railroad shipping in its automotive, coal and intermodal divisions. Diversified industrial manufacturer AMETEK achieved substantial sales and earnings growth.

There were a handful of setbacks, which balanced the positive impact of the fund’s better performing stocks. In the materials sector, gains in the metals and agriculture industries were offset by declines among chemicals producers, such as Albemarle and KronosWorldwide, which slid due to general economic concerns over the final month of the reporting period. In addition, platinum producer Stillwater Mining lost value when investors reacted negatively to a new acquisition. Shortfalls in the health care sector were mainly the result of company-specific issues rather than macroeconomic developments. Inspire Pharma lost considerable value due to disappointing data from a cystic fibrosis drug trial.Thoratec declined due to intensifying competitive pressures in the market for heart devices. Circulatory support devices maker Abiomed reported disappointing earnings. Finally, Zoll Medical declined amid concerns regarding reimbursement rates for its wearable resuscitation device.

Focusing on Growth Opportunities

Historically, companies that can grow faster than average have become scarcer, and therefore more valuable, during economic downturns. Our bottom-up security selection process has identified a number of growing businesses in the energy, consumer discretionary and health care sectors.We have found fewer opportunities meeting our investment criteria in the utilities, financials and consumer staples sectors.

September 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s
MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S.
stock market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds	17

FUND PERFORMANCE

BNY Mellon Mid Cap Stock Fund (Class M shares)
BNY Mellon Mid Cap Stock Fund (Investor shares)
Standard & Poor's MidCap 400 Index†
21,000
18,500
16,000
13,500
11,000
8,500
Dollars
$20,188
$17,872
$17,422
01
02
03
04
05
06
07
08
09
10
11
Years Ended 8/31

Average Annual Total Returns as of 8/31/11
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class M shares	1/1/85	22.59%	2.88%	5.98%	—
Investor shares	7/11/01	22.19%	2.61%	5.71%	—
Dreyfus Premier shares
with applicable redemption††	9/6/02	17.31%	1.56%	—	7.40%
without redemption	9/6/02	21.31%	1.85%	—	7.40%
Standard & Poor’s MidCap 400 Index	8/31/02	22.89%	4.65%	7.28%	9.29%†††

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Mid Cap Stock Fund on 8/31/01 to a $10,000
investment made in the Standard & Poor’s MidCap 400 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M and Investor shares. Performance for Dreyfus Premier shares will vary from the performance of Class M and Investor shares shown above due to differences in charges and expenses.The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 4%.After six years Dreyfus Premier shares convert to Investor shares.
††† The Index date is based on the life of Dreyfus Premier shares. For comparative purposes, the value of the Index as of 8/31/02 is used as the beginning value on
9/6/02 (the inception date for Dreyfus Premier shares).

DISCUSSION OF
FUND PERFORMANCE

For the period from September 1, 2010, through August 31, 2011, as provided by Stephen A. Mozur, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Small Cap Stock Fund’s Class M shares produced a total return of 20.58%, and Investor shares returned 20.30%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “Index”), produced a total return of 24.44% for the same period.2

Small-cap stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery. However, several macroeconomic disappointments later weighed on investor sentiment, erasing many of those gains.The fund produced modestly lower returns than its benchmark, mainly due to disappointments in the technology and materials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Also, we use fundamental analysis, conducting independent research to select the most attractive of the higher-ranked securities. We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 600 Index.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks improved markedly at the start of the reporting period when the Federal Reserve Board announced a second round of quantitative easing to jump-start the U.S. economy. Subsequent upturns in economic data and corporate earnings supported rising stock prices into the first quarter of 2011. However, the rally was interrupted in February when political unrest in the Middle East led to sharply rising energy prices, and in March when devastating natural and nuclear disasters in Japan threatened the global industrial supply chain. Still, stocks generally recovered quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default and other European countries struggled with a sovereign debt crisis, U.S. economic data proved disappointing and a contentious debate in Congress regarding government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions.Although small-cap stocks declined relatively sharply over the summer of 2011, they produced slightly higher returns than large-cap stocks for the overall reporting period.

Stock Selections Produced Mixed Results

In this challenging environment, our security selection strategy drove above-average returns in several market sectors.

The Funds	19

DISCUSSION OF FUND PERFORMANCE (continued)

Among health care companies,Amarin more than tripled in value due to takeover speculation and positive results in trials for a new drug. Eyecare specialist Cooper advanced steadily as its new contact lens products gained market share. Pharmacy benefits manager SXC Health Solutions attracted new customers while retaining existing ones. In the consumer discretionary sector, electronics accessories maker Zagg achieved higher sales and earnings as smart-phones and tablet computers gained popularity. Among retailers,Vitamin Shoppe continued to grow its store base while productivity and same-store sales increased, and Pier

1 Imports climbed as new merchandise, advertising initiatives and cost reductions boosted the company’s progress in engineering a turnaround.

In the information technology sector, solar equipment maker GT Advanced Technologies continued to win new contracts and increase its backlog of orders. Top performers in the energy sector included Brigham Exploration, which increased production as oil prices climbed, and International Coal Group, which more than doubled due to rising commodity prices and an acquisition offer from Arch Coal.

However, a handful of setbacks more than offset the positive impact on relative performance of the fund’s better performing stocks. In the information technology sector, economic concerns later in the reporting period sparked pullbacks in MKS Instruments, Ultratech and Rudolph Technologies. In addition, OmniVision Technologies, which manufactures cameras for phones and tablets, declined late in the reporting period amid worries regarding market share losses for a key customer. Better performance in the semiconductors industry, including gains in Skyworks Solutions, Microsemi and Cypress Semiconductor, were not enough to fully balance weakness in other areas of the information technology sector.

Similarly, in the materials sector, gains in the metals and agriculture industries were offset by declines among chemicals producers. Kraton Performance Polymers suffered from lower than expected butadiene pricing, while PolyOne and KronosWorldwide slid due to economic concerns during the final month of the reporting period.

Focusing on Growth Opportunities

Historically, companies that can grow faster than average have become scarcer, and therefore more valuable, during economic downturns. Our bottom-up security selection process has identified a number of growing businesses in the energy, consumer discretionary and health care sectors. We have found fewer opportunities meeting our investment criteria in the utilities and consumer staples sectors.

September 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect until January 1, 2011, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap
600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Small Cap Stock Fund Class M shares and Investor shares and the Standard & Poor’s SmallCap 600 Index

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	20.58%	–0.44%	4.19%
Investor shares	20.30%	–0.57%	3.98%
Standard & Poor’s SmallCap 600 Index	24.44%	2.65%	7.01%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small Cap Stock Fund on 8/31/01 to a $10,000
investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is a widely accepted, unmanaged index of overall small-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds	21

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon U.S. Core Equity 130/30 Fund’s Class M shares produced a total return of 10.86%, and Investor shares returned 10.34%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 18.48%.2

U.S. stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery, but macroeconomic disappointments later erased many of those gains. The fund produced lower returns than its benchmark, mainly due to a constructive investment posture when traditionally defensive stocks fared better.

The Fund’s Investment Approach

The fund seeks capital appreciation, normally investing at least 80% of its assets in stocks of large-cap companies.We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. The portfolio managers supplement and confirm this information using fundamental analysis, and generally buy “long” the most attractive of the higher-ranked securities and sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. Normally, up to 130% of the fund’s assets will be in long positions, and approximately 30% of the fund’s assets will be in short positions. However, the fund’s short positions may range in value from approximately 25% to 35% of the fund’s assets.We also attempt to mitigate risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks improved at the start of the reporting period after the Federal Reserve Board announced new measures to jump-start the U.S. economy. Subsequent upturns in economic data and corporate earnings helped support rising stock prices into the first quarter of 2011. However, the rally was interrupted in February when political unrest in the Middle East led to sharply rising energy prices, and in March when natural and nuclear disasters in Japan threatened the global industrial supply chain.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, economic data proved disappointing and a contentious debate regarding U.S. government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions.

Constructive Posture Hindered Relative Results

Although the fund’s bias toward some of the more economically sensitive market sectors buoyed its relative performance early in the reporting period, it undermined results for the reporting period overall. We reduced the fund’s risk profile as market conditions deteriorated by carefully monitoring valuations, reducing holdings as they met price targets and trading out of companies whose investment propositions may have been postponed by the extended lull in economic activity.

Although these measures helped cushion the effect of market declines, stock selections in the consumer discretionary sector undermined the fund’s relative performance. Consumer products maker Newell Rubbermaid reduced earnings guidance in anticipation of sluggish consumer spending, Ford Motor encountered rising input costs, and advertising conglomerate Omnicom Group declined on economic concerns. Short positions in retailers J. Crew Group and J.C. Penney also hindered results when both stocks gained value.

In the health care sector, biotechnology firms were hurt by regulatory and economic issues, including

Amylin Pharmaceuticals, Human Genome Sciences and

Dendreon.While underweighted exposure to the financials sector helped bolster relative results, the sector’s contributions were undermined by Bank of America and Citigroup.

The fund achieved better results in the information technology sector, where a focus on trends toward “cloud computing” and wireless devices proved beneficial. Electronics innovator Apple gained value on the strength of its popular iPhone and iPad, International Business Machines produced solid results from global consulting services,Amazon.com saw sales rise sharply, and Electronic Arts was bolstered by a new product cycle centered on digital downloads of gaming software. The fund also benefited from short positions in Hewlett-Packard, Research In Motion and Nokia.

In the materials sector, chemical companies such as CF Industries Holdings and E.I. du Pont de Nemours & Co. buoyed relative performance. In consumer staples, household goods maker Unilever and grocer Whole Foods Market drove relative gains.

Seeing Encouraging Signs of Growth

The recent economic slowdown has given us cause for caution. Therefore, we have maintained a relatively defensive investment posture with an emphasis on risk management. Our cautious outlook is reflected in underweighted positions in the consumer discretionary, financials, industrials and materials sectors. We have found what we believe are more opportunities in the health care, information technology and utilities sectors.

September 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.
Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities in the fund has sold short increases, thereby increasing the fund’s potential volatility.
Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets.The use of leverage may magnify the fund’s gains or losses.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds	23

FUND PERFORMANCE

11,000
10,000
9,000
8,000
7,000
Dollars
8/1/07
07
08
09
10
11
Years Ended 8/31
BNY Mellon U.S. Core Equity 130/30 Fund (Class M shares)
BNY Mellon U.S. Core Equity 130/30 Fund (Investor shares)
Standard & Poor's 500 Composite Stock Price Index†
$9,167
$8,859
$8,739

Average Annual Total Returns as of 8/31/11
	Inception		From
	Date	1 Year	Inception
Class M shares	8/1/07	10.86%	–2.93%
Investor shares	8/1/07	10.34%	–3.25%
Standard & Poor’s 500
Composite Stock Price Index††	7/31/07	18.48%	–2.11%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon U.S. Core Equity 130/30 Fund on 8/1/07
(inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† For comparative purposes, the value of the Index as of 7/31/07 is used as the beginning value on 8/1/07.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Irene D. O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 19.82%, and Investor shares returned 19.80%.1 In comparison, the total return of the Russell 1000 Index (the “Index”), the fund’s benchmark during the reporting period, was 19.06%.2 As of September 15, 2011, the fund’s benchmark changed to the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”), which produced a total return of 18.48% during the reporting period.3

Although stocks rallied early in the year as an economic recovery appeared to gain traction, renewed economic concerns later caused the market to give back some of its previous gains. The fund produced higher returns than its benchmark, mainly due to strong stock selections in the technology, health care, materials and industrials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities.We begin with a top-down assessment of broad economic, political and social trends.We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on areas we believe present the most attractive growth outlook. Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

  Unrecognized or underestimated earnings power

  Sustainable revenues and cash flow

  Positive operational or financial catalysts

  Attractive valuations based on growth prospects

  Strong or improving financial conditions

Finally, we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks began to improve markedly at the start of the reporting period when the Federal Reserve Board announced new measures to jump-start the U.S. economy. Subsequent upturns in economic data and corporate earnings helped support rising stock prices into the first quarter of 2011. However, the rally was interrupted in February 2011 when political unrest in the Middle East led to sharply rising energy prices, and in March when devastating natural and nuclear disasters in Japan threatened the global industrial supply chain. Still, stocks generally bounced back quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, economic data proved disappointing and a contentious debate regarding U.S. government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions.

Security Selections Produced Positive Results

Our investment process helped us identify a number of strong performers over the reporting period. In the information technology sector, electronics innovator Apple continued to drive sales and earnings growth through its popular iPhone and iPad products, and Chinese internet search engine Baidu gained market share when former rival Google withdrew from the market. In the health care sector, Covidien, Baxter International and Watson Pharmaceuticals benefited from the introduction of new products and the penetration of new markets, including the emerging markets. Lack of exposure to large pharmaceutical companies also supported relative performance.

The Funds	25

DISCUSSION OF FUND PERFORMANCE (continued)

The fund’s investments in the materials sector fared well on the strength of chemicals producer Celanese and iron-ore processor Cliff’s Natural Resources, both of which benefited from robust demand from the emerging markets and rising commodity prices. In the industrials sector, machinery producer Caterpillar expanded into mining equipment, an area of significant growth potential, and industrial conglomerate Honeywell International climbed from an attractive valuation after implementing cost-cutting measures.

Disappointments during the reporting period included the financials sector, where Citigroup and Morgan Stanley suffered from generally negative investor sentiment stemming from the economic slowdown and a stricter regulatory environment. Among consumer discretionary companies, casino equipment maker International Game Technology lagged when an expected upgrade cycle for slot machines failed to materialize. Cruise operator Carnival Corp. was hurt by higher fuel costs and the need to reroute itineraries to avoid political unrest in Northern Africa. The Walt Disney Company lagged other media companies due to fear that sluggish consumer spending would impact theme park attendance.

Finding Opportunities in a Slower Economy

As economic growth slowed over the reporting period’s second half, we intensified our focus on companies that we believe can grow organically through new products and markets in a slow-growth economy. We identified a number of new opportunities meeting our criteria, including Asian resort developer Las Vegas Sands, Latin

American casual dining franchisee Arcos Dorados Holdings, semiconductor maker ARM Holdings, business analytics specialist Teradata, energy producer Newfield Exploration and energy-industry equipment manufacturer Cameron International. In our view, the fund is well positioned for what we expect will be an extended period of subpar economic growth.

September 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Russell 1000
Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
Effective September 15, 2011, BNY Mellon Focused Equity Opportunities
Fund changed its benchmark from the Russell 1000 Index to the S&P 500
Index. In future annual reports, the fund’s performance will no longer be compared to the Russell 1000 Index because the S&P 500 Index is more reflective of the fund’s portfolio investment profile.
[3]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

BNY Mellon Focused Equity Opportunities Fund (Class M shares)
BNY Mellon Focused Equity Opportunities Fund (Investor shares)
Russell 1000 Index†
Standard & Poor's 500 Composite Stock Price Index†
14,000
13,000
12,000
11,000
10,000
Dollars
$12,103
$12,077
$12,069
$11,985
9/30/09
11/30/09
2/28/10
5/31/10
8/31/10
11/30/10
2/28/11
5/31/11
8/31/11

Average Annual Total Returns as of 8/31/11
	Inception		From
	Date	1 Year	Inception
Class M shares	9/30/09	19.82%	10.45%
Investor shares	9/30/09	19.80%	10.29%
Russell 1000 Index	9/30/09	19.06%	10.35%
Standard & Poor’s 500
Composite Stock Price Index	9/30/09	18.48%	9.91%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund on 9/30/09
(inception date) to a $10,000 investment made in the Russell 1000 Index and the Standard & Poor’s Composite Stock Price Index (the “S&P 500”) on that
date.All dividends and capital gain distributions are reinvested.
Effective September 15, 2011, BNY Mellon Focused Equity Opportunities Fund changed its benchmark from the Russell 1000 Index to the S&P 500 Index. In future annual reports, the fund’s performance will no longer be compared to the Russell 1000 Index because the S&P 500 Index is more reflective of the fund’s portfolio investment profile.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Russell 1000 Index is an unmanaged index which measures the performance of the large-cap segment of the U.S. equity universe.The S&P 500 Index is a widely recognized unmanaged index of 500 common stocks designed to measure the performance of the broad domestic economy through changes in the aggregate value of 500 stocks chosen to reflect the industries of the U.S. economy. Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds	27

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period from September 1, 2010, through August 31, 2011, as provided by John M. Chambers, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Small/Mid Cap Stock Fund’s Class M shares produced a total return of 21.41%, and Investor shares returned 21.14%.1 In comparison, the Russell 2500 Index (the “Index”), the fund’s benchmark, produced a total return of 22.16% for the same period.2

Small and midcap stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery. However, several macroeconomic disappointments later erased many of those gains. The fund produced modestly lower returns than its benchmark, mainly due to a few disappointments in the telecommunications services, consumer staples and utilities sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and midcap companies with total market capitalizations of between $200 million and $7 billion at the time of investment.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management to identify and rank stocks within an industry or sector based on several characteristics, including value, growth and the company’s financial health. Using fundamental analysis, the investment adviser generally selects the most attractive securities. Finally, we seek to manage risk by diversifying across companies and industries.The fund is structured so that its sector weightings and risk characteristics are generally similar to those of the Russell 2500 Index.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks improved markedly at the start of the reporting period when the Federal Reserve Board announced a second round of quantitative easing to jump-start the U.S. economy. Subsequent upturns in economic data and corporate earnings supported rising stock prices into the first quarter of 2011. However, the rally was interrupted in February, when political unrest in the Middle East led to sharply rising energy prices, and in March, when devastating natural and nuclear disasters in Japan threatened the global industrial supply chain. Still, stocks generally recovered quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default, economic data proved disappointing and a contentious debate regarding U.S. government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions. Small and midcap stocks produced slightly higher returns than large-cap stocks for the overall reporting period.

Stock Selections Produced Mixed Results

In this challenging environment, our security selection strategy drove above-average returns in several market sectors. Among health care companies, Amarin Corp. and Savient Pharmaceuticals advanced due to takeover speculation and positive results in trials for new drugs. King Pharmaceuticals was acquired by Pfizer at a premium to its then-prevailing stock price. Pharmacy benefits manager SXC Health Solutions attracted new customers while retaining existing ones. In the consumer discretionary sector, electronics accessories maker Zagg achieved higher sales and earnings as smartphones and tablet computers gained popularity. Vitamin Shoppe continued to grow its store base while productivity and same-store sales increased. Abercrombie & Fitch continued to show positive same-store sales and accelerating international growth.

In the financials sector, DFC Global grew its international pawn shop operations through accretive acquisitions and organic growth. Top performers in the energy sector included Brigham Exploration, which increased production as oil prices climbed, and International Coal, which more than doubled due to rising commodity prices and an acquisition offer from Arch Coal.

However, a handful of setbacks offset the positive impact of the fund’s better performing stocks. In the telecommunications services sector, mobile data services provider Motricity fell sharply when the company failed to sign new international contracts and its domestic business continued to slow. Underweighted exposure to the traditionally defensive utilities sector hurt the fund’s performance, and Chinese solar panels producer ReneSola suffered from oversupply and weak demand. Clean energy solutions provider EnerNOC did not meet analysts’ earnings expectations due to higher operating expenses and acquisition integration issues. Finally, in the consumer staples sector, Primo Water failed to meet earnings expectations due to delayed shipments of water coolers to large retailers.

Focusing on Growth Opportunities

Historically, companies that can grow faster than average have become more scarce and valuable during economic downturns. We have identified a relatively large number of growing businesses in the technology sector, particularly among companies engaged in the trends toward cloud computing, centralized data management and mobile devices. Potential opportunities in the consumer discretionary sector include lodging companies benefiting from supply constraints in urban markets and media companies providing content through mobile and Internet distribution channels. We have found fewer opportunities meeting our investment criteria in the utilities, consumer staples and financials sectors.

September 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that
IPOs will have or continue to have a positive effect on fund performance.
Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect until January 1, 2011, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500 Index is a widely accepted, unmanaged index, which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value. Investors cannot invest directly in any index.

The Funds	29

FUND PERFORMANCE

17,500
15,500
13,500
11,500
9,500
Dollars
BNY Mellon Small/MidCap Fund (Class M shares)
BNY Mellon Small/MidCap Fund (Investor shares)
Russell 2500 Index†
$13,313
$13,246
$12,707
9/30/09
11/30/09
2/28/10
5/31/10
8/31/10
11/30/10
2/28/11
5/31/11
8/31/11

Average Annual Total Returns as of 8/31/11
	Inception		From
	Date	1 Year	Inception
Class M shares	9/30/09	21.41%	16.07%
Investor shares	9/30/09	21.14%	15.77%
Russell 2500 Index	9/30/09	22.16%	13.32%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small/Mid Cap Fund on 9/30/09 (inception date)
to a $10,000 investment made in the Russell 2500 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is an unmanaged index designed to track the performance of small- to mid-cap U.S. stocks. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by D. Kirk Henry, Sean P. Fitzgibbon and Mark A. Bogar, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon International Fund’s Class M shares produced a total return of 8.05%, and Investor shares produced a total return of 7.67%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 10.01% for the same period.2

Strong corporate earnings buoyed international stocks over the reporting period’s first half, but macroeconomic challenges later erased many of those gains.The fund produced lower returns than its benchmark, as the valuation factors considered by our investment process fell out of favor among investors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions, at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection.The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse. When selecting stocks, we identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

Macroeconomic Developments Challenged Global Markets

International stocks generally advanced over the final months of 2010 due to expectations of continued economic recovery. However, during the first quarter of 2011 investors grew concerned about a sovereign debt crisis in Europe, inflationary pressures in China and rising energy prices stemming from political unrest in the Middle East. Catastrophic natural and nuclear disasters struck Japan in March, causing disruptions in the industrial supply chain. Still, most equity markets rebounded quickly from these unexpected shocks.

By May, investor sentiment began to deteriorate in earnest. U.S. economic growth proved more sluggish than expected amid a contentious debate regarding

The Funds	31

DISCUSSION OF FUND PERFORMANCE (continued)

government spending and borrowing. In Europe, debt problems facing Greece, Ireland, Portugal, Spain and Italy intensified. Consequently, international stocks fell sharply.

Valuation Criteria Fell Out of Favor

Companies that met near-term expectations tended to hold up well in this environment, but those that fell short were punished, often regardless of attractive valuations and longer-term fundamental strengths. In Hong Kong, apparel retailer Esprit Holdings suffered amid slower economic growth in European markets despite apparent progress in engineering a turnaround, and contract manufacturer Foxconn International Holdings was hurt by the business difficulties of a key customer.A number of French financial companies struggled with exposure to the troubled debt of nearby nations, and food retailer Carrefour encountered competitive pressures. In Australia, some better-performing metals-and-mining companies did not meet our investment criteria. U.K. catalog retailer Home Retail Group and the Netherlands’ Koninklijke Philips Electronics also detracted from the fund’s relative performance.

The fund achieved better results in Japan, where we avoided sharp declines in Tokyo Electric Power and participated in gains from chemical producers Asahi Kasei and Shin-Etsu Chemical. Companies poised to participate in Japan’s reconstruction also fared well, including Daito Trust Construction and Daiwa House. In the United Kingdom, the fund benefited from a focus on non-bank financial institutions, and consumer staples companies Unilever and British American Tobacco advanced when investors turned to traditionally defensive market sectors. In Norway, energy service companies TGS-NOPEC Geophysical and Subsea 7 posted higher earnings. The

Netherlands’ Royal Dutch Shell and Japan’s INPEX also advanced along with energy prices.

Identifying Opportunities Despite Global Challenges

Although we expect the global recovery to persist, current challenges could affect some regions and industry groups more than others. We have found few opportunities among financial companies in the European Union, but we believe some in Japan and the United Kingdom look more attractive. We also have identified values among consumer discretionary companies that we believe are compelling, and we have continued to find growth opportunities in the health care sector.

September 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The portfolio’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal
standards.These risks are enhanced in emerging market countries.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	8.05%	–3.22%	4.31%
Investor shares	7.67%	–3.46%	4.22%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	10.01%	–1.48%	4.96%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Fund on 8/31/01 to a $10,000
investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds	33

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by D. Kirk Henry, Sean P. Fitzgibbon and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 6.77%, and Investor shares returned 6.59%.1 This compares with a 9.40% total return produced by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, for the same period.2

Strong corporate earnings buoyed emerging markets stocks over the reporting period’s first half, but macroeconomic concerns later erased many of those gains.The fund produced lower returns than its benchmark, as the valuation factors considered by our investment process fell out of favor among investors.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EM Index.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach. We identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

Macroeconomic Developments Challenged Global Markets

Emerging-markets stocks generally advanced over the final months of 2010 due to expectations of continued global economic recovery. However, during the first quarter of 2011 investors grew concerned about inflationary pressures in China and India and the potential impact of rising interest rates. In addition, investors worried about a sovereign debt crisis in Europe, rising energy prices stemming from political unrest in the Middle East and catastrophic natural and nuclear disasters in Japan. Still, most equity markets rebounded quickly from these unexpected shocks.

By May, investor sentiment began to deteriorate in earnest. U.S. economic growth proved more sluggish than expected amid a contentious debate regarding government spending and borrowing. In Europe, debt problems facing Greece, Ireland, Portugal, Spain and Italy intensified. Consequently, investors became more averse to risks, and emerging-markets stocks fell sharply despite continued economic growth in many parts of Asia and Latin America.

Valuation Criteria Fell Out of Favor

Companies that met near-term expectations tended to hold up well in this environment, but those that fell short were punished, often regardless of attractive valuations and longer-term fundamental strengths. In India, materials producers such as India Cements were hurt by rising interest rates, and carmaker Tata Motors and budget airline SpiceJet declined due to economic concerns. Our stock selections in Russia also disappointed, due to underweighted exposure to materials stocks and a sharp decline posted by Sberbank of Russia. In addition, the fund did not participate in gains among chemical producers in Taiwan. Mexican homebuilder Desarrolladora Homex and South African retailer JD Group also undermined the fund’s relative results.

The fund achieved better results in China, where it avoided weakness among financial institutions but participated in gains from automobile seller Great Wall Motor. In Taiwan, banks First Financial Holding and Chinatrust Financial Holding gained value.A number of South Korean insurance companies rebounded from low valuations due to the beneficial effects of higher interest rates on their investment portfolios. Korean consumer staples companies including tobacco producer KT&G and noodle maker NongShim also fared well. From an industry group perspective, Taiwanese technology companies HTC and Catcher Technology benefited from robust sales of smartphones and tablet computers, and India’s Tata Consultancy Services and Hexaware prospered amid robust global demand for outsourced services.

Emerging Markets May Be Poised to Rally

Although we expect macroeconomic headwinds to continue to dampen global growth, we believe the emerging markets have the potential for gains. Inflationary pressures seem to be receding and equity valuations have declined, potentially setting the stage for a sustained rally.

September 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley
Capital International Emerging Markets Index is a market capitalization-
weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the Pacific Basin. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds	35

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	6.77%	7.49%	15.09%
Investor shares	6.59%	7.24%	14.84%
Morgan Stanley Capital International
Emerging Markets Index	9.40%	8.72%	16.29%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Emerging Markets Fund on 8/31/01 to a
$10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the Pacific Basin.The
Index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.The Index includes gross dividends reinvested and does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided byThomas J. Durante, Richard A. Brown and Karen Q.Wong, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of 9.75%, and Investor shares returned 9.50%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 10.01% for the same period.2

Strong corporate earnings drove international stocks higher over the reporting period’s first half, but macroeconomic challenges later erased many of those gains. The fund’s return lagged the benchmark primarily due to expenses and pricing disparities between the common stocks of the companies comprising the MSCI EAFE Index and the related Depository Receipts (DRs) in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities, including DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility.The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country.As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers.The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries. The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

Macroeconomic Developments Challenged Global Growth

Positive market sentiment generally prevailed through the first quarter of 2011 amid expectations of continued global economic recovery. In addition, a weaker U.S. dollar supported exports to the United States, fueling corporate earnings growth for international companies.

While global markets continued to advance during the spring of 2011, investors grew concerned about several economic challenges, including a sovereign debt crisis in Europe, inflationary pressures in China and rising energy prices stemming from political unrest in the Middle East. In March, catastrophic natural and nuclear disasters struck Japan, causing some markets to fall sharply in anticipation of disruptions in the industrial supply chain. However, most equity markets rebounded quickly, and in April the MSCI EAFE Index hit new highs for the reporting period.

By May, investor sentiment began to deteriorate in earnest. U.S. economic growth proved more sluggish than expected, and investors worried about a contentious debate regarding government spending and borrowing. In Europe, the debt problems facing Ireland, Portugal, Spain and Italy intensified, and Greece faced

The Funds	37

DISCUSSION OF FUND PERFORMANCE (continued)

the possibility of default. Consequently, international markets lost much of the ground they had gained earlier.

Commodity Producers Led Global Markets

Exporters of natural resources — including Australia, New Zealand and Norway — ranked among the better-performing stock markets as industrial, agricultural and energy commodity prices climbed. In addition, Northern European markets proved less sensitive to the region’s sovereign debt crisis than their southern neighbors.

Although Japan’s stock market generally lagged international market averages, it managed to produce a positive absolute return despite the effects of the earthquake and tsunami.

From an industry group perspective, the consumer durables sector held up relatively well during the reporting period as European carmakers captured market share from temporarily idled Japanese companies. The energy sector benefited from rising energy prices, and a number of mining companies advanced along with gold and copper prices.Alcohol and tobacco producers benefited when skittish investors turned to companies with a history of stable earnings and dividends. Large pharmaceutical developers benefited from renewed investor interest in traditionally defensive market sectors and increased mergers-and-acquisitions activity.

Laggards during the reporting period included the financials sector, where the European sovereign debt crisis weighed on performance, and transportation companies, which were hurt by higher fuel prices. Utilities with nuclear power plants suffered in the wake of the disaster at Japan’s Fukushima reactors.

Macroeconomic Headwinds Remain

In light of current macroeconomic challenges, we believe that heightened market volatility is likely to persist until the direction and strength of the global economy becomes clearer. Nonetheless, it is important to note that the fund does not attempt to take active positions in markets or industry groups. Instead, we strive to replicate the returns of the MSCI EAFE Index by closely approximating its composition. In our experience, this passive investment approach can help investors manage risks through broad diversification, potentially limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

September 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal
standards.These risks are enhanced in emerging market countries.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect until September 30, 2010, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	9.75%	–2.06%	2.88%
Investor shares	9.50%	–2.29%	2.66%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	10.01%	–1.48%	4.96%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Appreciation Fund on 8/31/01 to a
$10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton International Equity Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon International
Appreciation Fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY
Mellon International Appreciation Fund’s Class M shares thereafter.The performance figures for Investor shares represent the performance of the predecessor fund’s
Class A shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY Mellon International
Appreciation Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all shares classes.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds	39

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Sean P. Fitzgibbon, Jeffrey D. McGrew and John F. Flahive, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 10.00%, and Investor shares returned 9.77%.1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Barclays Capital U.S. Aggregate Bond Index, produced a 12.94% total return for the same period.2 Separately, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index produced total returns of 18.48% and 4.62%, respectively, for the same period.

Stocks and higher yielding bonds rallied through the first quarter of 2011 amid expectations of continued economic recovery, but macroeconomic disappointments later erased many of those gains. The fund produced lower returns than its benchmark, mainly due to shortfalls in economically sensitive sectors of the stock and bond markets.

Effective September 15, 2011, the fund changed its investment strategy to become an asset allocation fund and the fund changed its name to BNY Mellon Asset Allocation Fund from BNY Mellon Balanced Fund.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. During the reporting period, to pursue its goal the fund invested in equity securities, income producing bonds, BNY Mellon Small Cap Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund (collectively, the “BNY Mellon Funds”). The fund had established target allocations of 60% to equity securities and 40% to bonds and money market instruments.The fund was permitted to deviate from these targets within ranges of 15% above or below the target amount.The fund’s investments in each of the BNY Mellon Funds were subject to a separate limit of 20% of the fund’s total assets, as were the fund’s investment in money market instruments.

Effective September 15, 2011, the fund began implementing changes to the fund’s investment strategy pursuant to which the fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund may allocate its assets, directly in individual equity and debt securities and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, HighYield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

Further information about the fund's investment strategy and investment process is described in the Supplement to the fund’s prospectus dated September 15, 2011.

Shifting Sentiment Sparked Heightened Volatility

A more stimulative monetary policy, improved economic data and rising corporate earnings generally supported investor sentiment into the first quarter of 2011. While investor confidence was shaken in February due to political unrest in the Middle East, and again in March when natural and nuclear disasters struck Japan, most markets bounced back quickly from these unexpected shocks. Economic sentiment began to deteriorate in earnest in late April when U.S. economic data disap-

pointed and the debate regarding government spending and borrowing intensified. Turbulence in the financial markets was particularly severe in August, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

Optimistic Posture Hindered Relative Results

Although the fund’s bias toward some of the more economically sensitive stock market sectors buoyed relative performance early in the reporting period, it undermined results for the reporting period overall. We took steps to reduce risks in the stock portfolio as market conditions deteriorated, but several holdings in the consumer discretionary sector undermined relative performance. In the health care sector, biotech-nology firms were hurt by regulatory and economic issues, and the financials sector was hurt by large banks that continued to struggle with the consequences of past lending issues.The fund achieved better results in the information technology sector, where a focus on emerging trends toward “cloud computing” and wireless devices proved beneficial. Chemical companies buoyed relative performance in the materials sector, and machinery producers helped drive gains in the industrials sector.

Among bonds, the fund’s relative performance was undermined by relatively light exposure to lower-rated asset-backed securities and commercial mortgage-backed securities. In addition, a relatively short average duration among U.S. Treasury securities hurt relative performance over the reporting period’s second half. On a more positive note, modestly overweighted positions in investment-grade corporate bonds and taxable municipal bonds buoyed relative results.

Positioned for a Slower-Growth Environment

The recent slowdown in economic growth has given us cause for caution. We have maintained a relatively defensive investment posture with an emphasis on risk management. Our cautious outlook is reflected in underweighted positions in the consumer discretionary, financials, industrials and materials sectors of the stock portfolio. We have found more opportunities in the health care, information technology and utilities sectors. In the bond portfolio, the fund ended the reporting period with a mild emphasis on investment-grade corporate bonds and a lower-than-average sensitivity to interest rate risks.These positions are subject to change as the fund implements its revised investment strategy.

September 15, 2011

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Bonds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance.The Barclays Capital U.S.Aggregate Bond
Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10
years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds	41

FUND PERFORMANCE

BNY Mellon Asset Allocation Fund (Class M shares)
BNY Mellon Asset Allocation Fund (Investor shares)
Standard & Poor's 500 Composite Stock Price Index†
Barclays Capital U.S. Aggregate Bond Index†
Customized Blended Index†
18,000
16,000
14,000
12,000
10,000
8,000
Dollars
$17,424
$15,912
$15,534
$15,060
$13,051
01
02
03
04
05
06
07
08
09
10
11
Years Ended 8/31

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	10.00%	3.50%	4.75%
Investor shares	9.77%	3.25%	4.50%
Standard & Poor’s 500
Composite Stock Price Index	18.48%	0.78%	2.70%
Barclays Capital U.S. Aggregate Bond Index	4.62%	6.56%	5.71%
Customized Blended Index	12.93%	3.39%	4.18%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Asset Allocation Fund on 8/31/01 to a $10,000
investment made in three different indices: (1) the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), (2) the Barclays Capital U.S.
Aggregate Bond Index (the “Barclays Index”) and (3) the Customized Blended Index on that date.The Customized Blended Index is calculated on a year-to-year
basis.All dividends and capital gain distributions are reinvested.
Effective 9/15/11, BNY Mellon Balanced Fund changed its name to BNY Mellon Asset Allocation Fund.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.The Customized Blended Index is composed of the S&P 500 Index, 60%, and the
Barclays Index, 40%. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$ 3.82	$ 4.87	—
Ending value (after expenses)	$894.20	$893.40	—
Annualized expense ratio (%)	.80	1.02	—
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$ 3.44	$ 4.40	—
Ending value (after expenses)	$922.00	$920.40	—
Annualized expense ratio (%)	.71	.91	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.12	$ 5.26	—
Ending value (after expenses)	$921.40	$913.10	—
Annualized expense ratio (%)	.85	1.09	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 4.12	$ 5.33	—
Ending value (after expenses)	$922.60	$921.00	—
Annualized expense ratio (%)	.85	1.10	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000†	$ 4.25	$ 5.43	$ 8.96
Ending value (after expenses)	$875.00	$873.80	$870.20
Annualized expense ratio (%)	.90	1.15	1.90
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000†	$ 4.77	$ 5.95	—
Ending value (after expenses)	$875.00	$874.90	—
Annualized expense ratio (%)	1.01	1.26	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000†	$ 8.17	$ 9.39	—
Ending value (after expenses)	$884.10	$881.70	—
Annualized expense ratio (%)	1.72	1.98	—
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$ 4.19	$ 5.40	—
Ending value (after expenses)	$912.10	$912.80	—
Annualized expense ratio (%)	.87	1.12	—

The Funds	43

UNDERSTANDING YOUR FUND’S EXPENSES ( U naudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended August 31, 2011
Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000†	$ 4.35	$ 5.72	—
Ending value (after expenses)	$ 875.40	$ 874.60	—
Annualized expense ratio (%)	.92	1.21	—
BNY Mellon International Fund
Expenses paid per $1,000†	$ 4.88	$ 6.05	—
Ending value (after expenses)	$ 862.10	$ 860.80	—
Annualized expense ratio (%)	1.04	1.29	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 6.88	$ 8.19	—
Ending value (after expenses)	$ 936.70	$ 934.90	—
Annualized expense ratio (%)	1.41	1.68	—
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$ 3.40	$ 4.62	—
Ending value (after expenses)	$ 873.40	$ 872.20	—
Annualized expense ratio (%)	.72	.98	—
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$ 2.55	$ 3.77	—
Ending value (after expenses)	$ 945.80	$ 944.90	—
Annualized expense ratio (%)	.52	.77	—

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$ 4.08	$ 5.19	—
Ending value (after expenses)	$1,021.17	$1,020.06	—
Annualized expense ratio (%)	.80	1.02	—
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$ 3.62	$ 4.63	—
Ending value (after expenses)	$1,021.63	$1,020.62	—
Annualized expense ratio (%)	.71	.91	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.33	$ 5.55	—
Ending value (after expenses)	$1,020.92	$1,019.71	—
Annualized expense ratio (%)	.85	1.09	—
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 4.33	$ 5.60	—
Ending value (after expenses)	$1,020.92	$1,019.66	—
Annualized expense ratio (%)	.85	1.10	—
BNY Mellon Mid Cap Stock Fund
Expenses paid per $1,000†	$ 4.58	$ 5.85	$ 9.65
Ending value (after expenses)	$1,020.67	$1,019.41	$1,015.63
Annualized expense ratio (%)	.90	1.15	1.90
BNY Mellon Small Cap Stock Fund
Expenses paid per $1,000†	$ 5.14	$ 6.41	—
Ending value (after expenses)	$1,020.11	$1,018.85	—
Annualized expense ratio (%)	1.01	1.26	—
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000†	$ 8.74	$ 10.06	—
Ending value (after expenses)	$1,016.53	$1,015.22	—
Annualized expense ratio (%)	1.72	1.98	—
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$ 4.43	$ 5.70	—
Ending value (after expenses)	$1,020.82	$1,019.56	—
Annualized expense ratio (%)	.87	1.12	—

The Funds	45

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000†	$ 4.69	$ 6.16	—
Ending value (after expenses)	$1,020.57	$1,019.11	—
Annualized expense ratio (%)	.92	1.21	—
BNY Mellon International Fund
Expenses paid per $1,000†	$ 5.30	$ 6.56	—
Ending value (after expenses)	$1,019.96	$1,018.70	—
Annualized expense ratio (%)	1.04	1.29	—
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 7.17	$ 8.54	—
Ending value (after expenses)	$1,018.10	$1,016.74	—
Annualized expense ratio (%)	1.41	1.68	—
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$ 3.67	$ 4.99	—
Ending value (after expenses)	$1,021.58	$1,020.27	—
Annualized expense ratio (%)	.72	.98	—
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$ 2.65	$ 3.92	—
Ending value (after expenses)	$1,022.58	$1,021.32	—
Annualized expense ratio (%)	.52	.77	—

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Large Cap Stock Fund
Common Stocks—98.3%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—9.8%			Financial (continued)
Amazon.com	66,520 [a,b]	14,321,091	Wells Fargo & Co.	1,074,570	28,046,277
Carnival	460,660	15,215,600			132,404,248
CBS, Cl. B	364,660	9,134,733	Health Care—14.7%
DIRECTV, Cl. A	321,310 [a,b]	14,128,001	Allscripts Healthcare Solutions	455,940 [b]	8,186,403
Mattel	550,060 [a]	14,780,112	Baxter International	436,510	24,435,830
McDonald’s	186,700	16,888,882	CIGNA	362,070	16,923,152
Melco Crown Entertainment, ADR	409,520 [b]	5,323,760	Covidien	375,690	19,603,504
Omnicom Group	465,640 [a]	18,881,702	McKesson	153,900	12,301,227
		108,673,881	Pfizer	1,361,100	25,833,678
Consumer Staples—11.0%			Sanofi, ADR	353,230	12,917,621
Coca-Cola Enterprises	436,790 [a]	12,064,140	St. Jude Medical	241,020	10,976,051
ConAgra Foods	365,770 [a]	8,932,103	Warner Chilcott, Cl. A	535,030	9,127,612
Hansen Natural	61,300 [b]	5,230,116	Watson Pharmaceuticals	135,850 [b]	9,118,252
Kimberly-Clark	231,130 [a]	15,984,951	Zimmer Holdings	237,530 [a,b]	13,513,082
Lorillard	47,890	5,335,904			162,936,412
PepsiCo	542,567 [a]	34,957,592	Industrial—7.7%
Unilever, ADR	981,870 [a]	33,128,294	Caterpillar	64,380	5,858,580
Walgreen	152,620	5,373,750	Cummins	138,700	12,888,004
		121,006,850	Dover	198,450	11,414,844
Energy—11.5%			General Electric	1,536,556	25,061,228
Anadarko Petroleum	195,630	14,427,712	Norfolk Southern	173,080	11,714,054
Apache	107,080	11,036,736	Owens Corning	173,800 [a,b]	5,050,628
Chevron	281,880	27,880,751	Thomas & Betts	136,080 [a,b]	5,943,974
ENSCO, ADR	238,180	11,494,567	Tyco International	177,450	7,378,371
Halliburton	315,520	13,999,622			85,309,683
Hess	233,340	13,846,396	Information Technology—20.5%
National Oilwell Varco	309,490	20,463,479	Alliance Data Systems	60,450 [a,b]	5,646,634
Occidental Petroleum	122,370	10,614,374	Apple	138,960 [b]	53,475,977
TransCanada	88,820	3,832,583	BMC Software	181,270 [b]	7,361,375
		127,596,220	Electronic Arts	653,480 [a,b]	14,755,578
Financial—12.0%			EMC	677,100 [b]	15,295,689
American Express	291,920 [a]	14,511,343	F5 Networks	90,860 [b]	7,415,993
Bank of America	904,990	7,393,768	Google, Cl. A	13,240 [b]	7,162,310
Capital One Financial	473,520 [a]	21,805,596	Informatica	135,960 [b]	5,680,409
Citigroup	448,191	13,916,331	International Business Machines	95,800	16,468,978
Discover Financial Services	256,620	6,456,559	Intuit	224,710	11,084,944
Hartford Financial Services Group	476,420 [a]	9,118,679	NetApp	615,140 [b]	23,141,567
JPMorgan Chase & Co.	271,936	10,213,916	Oracle	590,450	16,573,932
Lincoln National	565,690 [a]	11,738,067	QUALCOMM	400,550	20,612,303
MetLife	273,920	9,203,712	Riverbed Technology	302,700 [b]	7,500,906

The Funds	47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—.2%	Shares	Value ($)
Information Technology (continued)			Registered Investment Company;
Teradata	274,904 [b]	14,393,973	Dreyfus Institutional Preferred
		226,570,568	Plus Money Market Fund
Materials—2.0%			(cost $2,293,000)	2,293,000 [c]	2,293,000
CF Industries Holdings	44,210	8,082,472	Investment of Cash Collateral
E.I. du Pont de Nemours & Co.	276,480	13,345,690	for Securities Loaned—20.4%
		21,428,162	Registered Investment Company;
Telecommunication Services—2.6%			Dreyfus Institutional Cash
AT&T	1,009,449 [a]	28,749,108	Advantage Fund
Utilities—6.5%			(cost $225,880,181)	225,880,181 [c]	225,880,181
Exelon	278,560 [a]	12,011,507
			Total Investments
NextEra Energy	680,770 [a]	38,613,274	(cost $1,167,231,284)	118.9% 1,314,640,979
PPL	732,960 [a]	21,167,885
			Liabilities, Less Cash
		71,792,666	and Receivables	(18.9%)	(208,617,454)
Total Common Stocks
(cost $939,058,103)	1,086,467,798		Net Assets	100.0% 1,106,023,525

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was $221,706,550 and the value of the collateral held by the fund was
$225,880,181.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	20.6	Consumer Discretionary	9.8
Information Technology	20.5	Industrial	7.7
Health Care	14.7	Utilities	6.5
Financial	12.0	Telecommunication Services	2.6
Energy	11.5	Materials	2.0
Consumer Staples	11.0		118.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks—67.5%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—10.9%			Financial (continued)
Arcos Dorados Holdings, Cl. A	29,680	818,278	Citigroup	44,318	1,376,074
Coach	15,600	877,032	Invesco	44,313	810,928
Family Dollar Stores	18,131	968,014			4,133,468
Johnson Controls	37,209	1,186,223	Health Care—11.0%
Las Vegas Sands	29,680 [a]	1,382,198	Abbott Laboratories	16,443	863,422
McDonald’s	11,649	1,053,769	Agilent Technologies	30,524 [a]	1,125,420
NIKE, Cl. B	10,989	952,197	Baxter International	21,321	1,193,549
Panera Bread, Cl. A	5,551 [a]	639,198	C.R. Bard	10,378	988,608
Starbucks	32,471	1,254,030	Celgene	15,028 [a]	893,715
TJX	19,693	1,075,632	Covidien	25,503	1,330,746
Tractor Supply	10,896	668,688	Gilead Sciences	24,139 [a]	962,784
Urban Outfitters	30,080 [a]	787,344	Johnson & Johnson	13,940	917,252
Walt Disney	34,154	1,163,285	Meridian Bioscience	41,505	767,843
		12,825,888	Resmed	25,235 [a]	781,528
Consumer Staples—5.2%			Stryker	17,442	851,867
Coca-Cola	32,750	2,307,237	Varian Medical Systems	14,736 [a]	839,363
Colgate-Palmolive	10,323	928,760	Watson Pharmaceuticals	22,576 [a]	1,515,301
Kraft Foods, Cl. A	37,624	1,317,592			13,031,398
PepsiCo	12,459	802,733	Industrial—8.4%
Wal-Mart Stores	15,746	837,845	Boeing	11,982	801,117
		6,194,167	C.H. Robinson Worldwide	12,488	880,404
Energy—9.2%			Caterpillar	17,140	1,559,740
Apache	8,439	869,808	Donaldson	17,107	1,008,971
Cameron International	24,250 [a]	1,260,030	Dover	17,980	1,034,210
CARBO Ceramics	9,912	1,587,407	Emerson Electric	18,950	882,122
EOG Resources	9,248	856,272	Honeywell International	24,246	1,159,201
Exxon Mobil	15,890	1,176,496	MSC Industrial Direct, Cl. A	13,046	804,547
Halliburton	25,081	1,112,844	Precision Castparts	6,398	1,048,312
Newfield Exploration	18,400 [a]	939,320	Rockwell Collins	14,118	712,394
Occidental Petroleum	10,351	897,846			9,891,018
Schlumberger	13,475	1,052,667	Information Technology—15.8%
Valero Energy	51,010	1,158,947	Adobe Systems	28,027 [a]	707,401
		10,911,637	Amphenol, Cl. A	17,974	844,418
Financial—3.5%			Apple	5,893 [a]	2,267,803
Allstate	42,230	1,107,693	ARM Holdings, ADR	38,880	1,072,310
BB&T	37,630	838,773	Automatic Data Processing	17,725	886,782

The Funds	49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Information Technology (continued)			Materials (continued)
Baidu, ADR	8,863 [a]	1,292,048	Praxair	8,955	881,978
Cisco Systems	34,673	543,673			4,079,679
FLIR Systems	27,149	702,345	Total Common Stocks
Google, Cl. A	1,645 [a]	889,879	(cost $79,497,664)		79,651,806
Intel	38,362	772,227
MasterCard, Cl. A	3,449	1,137,170	Other Investment—33.3%
Microsoft	31,109	827,499	Registered Investment Companies:
Oracle	33,956	953,145	BNY Mellon U.S. Core Equity
Paychex	30,846	832,225	130/30 Fund, Cl. M	3,308,561 [b]	35,831,718
QUALCOMM	15,792	812,656	Dreyfus Institutional Preferred
Rovi	24,666 [a]	1,205,921	Plus Money Market Fund	3,414,000 [c]	3,414,000
Salesforce.com	11,665 [a]	1,501,869	Total Other Investment
			(cost $41,875,286)		39,245,718
Teradata	25,500 [a]	1,335,180
		18,584,551	Total Investments
Materials—3.5%			(cost $121,372,950)	100.8%	118,897,524
Celanese, Ser. A	31,356	1,474,045	Liabilities, Less Cash and Receivables	(.8%)	(892,217)
Cliffs Natural Resources	9,200	762,220
			Net Assets	100.0%	118,005,307
Monsanto	13,948	961,436

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated mutual fund.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	30.4	Consumer Staples	5.2
Information Technology	15.8	Financial	3.5
Health Care	11.0	Materials	3.5
Consumer Discretionary	10.9	Money Market Investment	2.9
Energy	9.2
Industrial	8.4		100.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks—81.1%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—10.5%			Consumer Discretionary (continued)
Amazon.com	1,757 [a]	378,265	Viacom, Cl. B	548	26,436
Arcos Dorados Holdings, Cl. A	10,710	295,275	Walt Disney	21,433	730,008
Bed Bath & Beyond	208 [a]	11,827	Whirlpool	450	28,211
Carnival	6,162	203,531	Wyndham Worldwide	370	12,018
CBS, Cl. B	959	24,023	Wynn Resorts	160	24,755
Coach	6,341	356,491	Yum! Brands	4,263	231,779
Comcast, Cl. A	4,926	105,958			7,911,869
DIRECTV, Cl. A	1,132 [a]	49,774	Consumer Staples—7.7%
eBay	1,102 [a]	34,019	Altria Group	3,719	101,120
Family Dollar Stores	6,693	357,339	Clorox	430	29,971
Ford Motor	6,543 [a]	72,758	Coca-Cola	19,983	1,407,802
Fortune Brands	329	18,792	Coca-Cola Enterprises	1,620	44,744
Genuine Parts	414	22,778	Colgate-Palmolive	4,674	420,520
Harley-Davidson	294	11,366	ConAgra Foods	910	22,222
Home Depot	8,143	271,813	Constellation Brands, Cl. A	1,300 [a]	25,701
International Game Technology	1,569	23,943	Costco Wholesale	3,155	247,794
Johnson Controls	22,406	714,303	CVS Caremark	2,750	98,752
Kohl’s	845	39,157	Dean Foods	830 [a]	7,171
Las Vegas Sands	15,050 [a]	700,879	Dr. Pepper Snapple Group	520	20,010
Limited Brands	289	10,907	General Mills	1,650	62,552
Lowe’s	682	13,592	H.J. Heinz	173	9,107
Macy’s	429	11,133	Hershey	171	10,029
Marriott International, Cl. A	931	27,260	J.M. Smucker	119	8,579
Mattel	488	13,113	Kimberly-Clark	750	51,870
McDonald’s	5,816	526,115	Kraft Foods, Cl. A	24,525	858,865
McGraw-Hill	348	14,654	Kroger	326	7,681
News, Cl. A	4,556	78,682	Lorillard	30	3,343
NIKE, Cl. B	4,792	415,227	McCormick & Co.	412	19,689
O’Reilly Automotive	164 [a]	10,640	Mead Johnson Nutrition	1,087	77,449
Omnicom Group	210	8,516	PepsiCo	9,690	624,327
Panera Bread, Cl. A	2,048 [a]	235,827	Philip Morris International	5,114	354,502
Priceline.com	58 [a]	31,161	Procter & Gamble	8,476	539,752
Ross Stores	577	44,155	Reynolds American	490	18,409
Staples	1,830	26,974	Sara Lee	848	15,298
Starbucks	13,474	520,366	SUPERVALU	1,580	12,593
Target	1,370	70,788	Tyson Foods, Cl. A	1,350	23,585
Tiffany & Co.	720	51,811	Wal-Mart Stores	8,609	458,085
Time Warner	1,522	48,187	Walgreen	7,467	262,913
Time Warner Cable	293	19,192			5,844,435
TJX	8,256	450,943	Energy—11.0%
Tractor Supply	4,018	246,585	Alpha Natural Resources	390 [a]	12,897
Urban Outfitters	11,100 [a]	290,543	Anadarko Petroleum	451	33,261

The Funds	51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy (continued)			Financial (continued)
Apache	3,804	392,078	AON	471	22,010
Baker Hughes	320	19,555	Apartment Investment &
Cameron International	14,766 [a]	767,241	Management, Cl. A	1,810 [b]	48,092
CARBO Ceramics	3,665	586,950	Assurant	950	33,411
Chesapeake Energy	540	17,491	AvalonBay Communities	199 [b]	27,140
Chevron	5,544	548,357	Bank of America	16,484	134,674
ConocoPhillips	2,256	153,566	BB&T	24,789	552,547
Consol Energy	266	12,146	Berkshire Hathaway, Cl. B	2,072 [a]	151,256
Denbury Resources	1,290 [a]	20,575	BlackRock	230	37,893
Devon Energy	419	28,421	Capital One Financial	553	25,466
El Paso	2,205	42,204	Charles Schwab	511	6,301
EOG Resources	3,971	367,675	Chubb	201	12,440
Exxon Mobil	20,420	1,511,897	Cincinnati Financial	1,350	37,692
FMC Technologies	250 [a]	11,115	Citigroup	29,026	901,257
Halliburton	14,456	641,413	CME Group	35	9,349
Hess	463	27,474	Discover Financial Services	817	20,556
Marathon Oil	1,077	28,993	E*TRADE Financial	1,830 [a]	22,619
Marathon Petroleum	538	19,938	Equity Residential	377 [b]	23,065
Murphy Oil	109	5,840	Fifth Third Bancorp	284	3,016
Nabors Industries	990 [a]	18,256	Franklin Resources	77	9,234
National Oilwell Varco	910	60,169	Goldman Sachs Group	914	106,225
Newfield Exploration	10,490 [a]	535,515	Hartford Financial Services Group	136	2,603
Noble	370	12,491	Host Hotels & Resorts	483 [b]	5,714
Noble Energy	113	9,985	Huntington Bancshares	4,180	21,025
Occidental Petroleum	5,214	452,262	IntercontinentalExchange	279 [a]	32,908
Peabody Energy	710	34,648	Invesco	27,424	501,859
Plains Exploration & Production	4,061 [a]	119,434	JPMorgan Chase & Co.	16,344	613,881
QEP Resources	4,248	149,572	Kimco Realty	940 [b]	16,638
Range Resources	460	29,790	Leucadia National	340	10,074
Schlumberger	9,160	715,579	Lincoln National	406	8,425
Southwestern Energy	4,392 [a]	166,676	Loews	157	5,906
Spectra Energy	537	13,946	Marsh & McLennan	896	26,629
Tesoro	400 [a]	9,624	MetLife	5,702	191,587
Valero Energy	29,523	670,763	Moody’s	690	21,273
Williams	759	20,485	Morgan Stanley	426	7,455
		8,268,282	Nasdaq OMX Group	880 [a]	20,847
Financial—8.1%			NYSE Euronext	203	5,538
ACE	649	41,912	People’s United Financial	2,403	28,235
Aflac	1,048	39,531	Plum Creek Timber	501 [b]	19,023
Allstate	23,235	609,454	PNC Financial Services Group	4,950	248,193
American Express	1,959	97,382	Principal Financial Group	759	19,248
American International Group	870 [a]	22,037	ProLogis	1,774 [b]	48,306
Ameriprise Financial	152	6,946	Prudential Financial	386	19,381

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Financial (continued)			Health Care (continued)
Regions Financial	4,840	21,974	Medco Health Solutions	233 [a]	12,615
Simon Property Group	762 [b]	89,535	Medtronic	1,906	66,843
State Street	7,065	250,949	Merck & Co.	5,111	169,276
SunTrust Banks	1,540	30,646	Meridian Bioscience	15,317	283,365
T. Rowe Price Group	151	8,075	Mylan	880 [a]	18,269
Torchmark	930	35,535	Pfizer	28,717	545,049
Travelers	241	12,161	Resmed	9,312 [a]	288,393
U.S. Bancorp	10,740	249,275	Shire, ADR	2,080	201,968
Unum Group	1,500	35,310	St. Jude Medical	236	10,747
Wells Fargo & Co.	16,913	441,429	Stryker	7,221	352,674
Weyerhaeuser	990 [b]	17,850	Thermo Fisher Scientific	390 [a]	21,423
XL Group	1,380	28,718	UnitedHealth Group	1,322	62,821
		6,097,710	Varian Medical Systems	5,439 [a]	309,805
Health Care—11.5%			Watson Pharmaceuticals	11,187 [a]	750,871
Abbott Laboratories	8,685	456,049	WellPoint	254	16,078
Aetna	208	8,326	Zimmer Holdings	3,555 [a]	202,244
Agilent Technologies	15,600 [a]	575,172			8,637,043
Allergan	279	22,825	Industrial—9.4%
AmerisourceBergen	846	33,485	3M	884	73,354
Amgen	690	38,229	Boeing	5,721	382,506
Baxter International	12,904	722,366	C.H. Robinson Worldwide	5,225	368,362
Becton Dickinson & Co.	137	11,149	Caterpillar	10,297	937,027
Biogen Idec	212 [a]	19,970	CSX	2,878	63,143
Boston Scientific	2,149 [a]	14,570	Cummins	136	12,637
Bristol-Myers Squibb	2,552	75,922	Danaher	332	15,209
C.R. Bard	4,379	417,144	Deere & Co	3,197	258,382
Cardinal Health	4,752	201,960	Donaldson	6,315	372,459
Celgene	6,403 [a]	380,786	Dover	10,839	623,459
CIGNA	468	21,874	Eaton	4,952	212,688
Coventry Health Care	370 [a]	12,166	Emerson Electric	7,660	356,573
Covidien	14,256	743,878	Expeditors International
DaVita	180 [a]	13,244	of Washington	666	30,303
Eli Lilly & Co.	2,086	78,246	FedEx	208	16,374
Express Scripts	1,316 [a]	61,773	Fluor	377	22,891
Forest Laboratories	310 [a]	10,614	General Dynamics	291	18,647
Gilead Sciences	10,600 [a]	422,781	General Electric	28,727	468,537
Hospira	4,847 [a]	223,931	Goodrich	111	9,899
Humana	151	11,724	Honeywell International	14,317	684,496
Intuitive Surgical	110 [a]	41,948	Illinois Tool Works	1,363	63,434
Johnson & Johnson	9,511	625,824	Ingersoll-Rand	960	32,170
Laboratory Corp. of America Holdings	241 [a]	20,131	ITT	448	21,208
Life Technologies	710 [a]	29,820	MSC Industrial Direct, Cl. A	4,817	297,064
McKesson	359	28,695

The Funds	53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Industrial (continued)			Information Technology (continued)
Norfolk Southern	282	19,086	Intel	33,497	674,295
Northrop Grumman	846	46,209	International Business Machines	4,407	757,607
PACCAR	777	29,239	Intuit	177	8,731
Parker Hannifin	112	8,224	KLA-Tencor	720	26,410
Pitney Bowes	1,230	24,981	Linear Technology	835	23,906
Precision Castparts	2,727	446,819	MasterCard, Cl. A	1,441	475,112
Rockwell Automation	298	19,111	Microsoft	23,453	623,850
Rockwell Collins	6,030	304,274	Molex	304	6,642
Southwest Airlines	2,460	21,205	Motorola Solutions	238	10,017
Stanley Black & Decker	193	11,962	NetApp	850 [a]	31,977
Tyco International	434	18,046	NVIDIA	750 [a]	9,983
Union Pacific	3,301	304,253	NXP Semiconductors	9,410 [a]	153,289
United Parcel Service, Cl. B	1,633	110,048	Oracle	19,115	536,558
United Technologies	4,597	341,327	Paychex	12,684	342,214
Waste Management	1,344	44,406	QUALCOMM	8,406	432,573
		7,090,012	Rovi	13,053 [a]	638,161
Information Technology—17.2%			SAIC	1,780 [a]	26,700
Accenture, Cl. A	2,723	145,926	Salesforce.com	6,364 [a]	819,365
Acme Packet	3,530 [a]	166,228	SanDisk	180 [a]	6,597
Adobe Systems	12,032 [a]	303,688	Symantec	664 [a]	11,388
Altera	278	10,116	Teradata	15,498 [a]	811,475
Amphenol, Cl. A	7,417	348,451	Texas Instruments	2,559	67,071
Analog Devices	413	13,637	Visa, Cl. A	690	60,637
Apple	5,462 [a]	2,101,941	Western Union	1,042	17,214
Applied Materials	3,270	37,016	Xilinx	304	9,467
ARM Holdings, ADR	14,030	386,947	Yahoo!	3,192 [a]	43,427
Autodesk	384 [a]	10,829			12,986,356
Automatic Data Processing	7,587	379,578	Materials—3.5%
Baidu, ADR	4,716 [a]	687,498	Air Products & Chemicals	3,109	254,534
Broadcom, Cl. A	1,070 [a]	38,145	Alcoa	840	10,760
Cisco Systems	22,292	349,539	Allegheny Technologies	530	26,564
Citrix Systems	184 [a]	11,119	Bemis	191	5,932
Cognizant Technology			Celanese, Ser. A	15,654	735,895
Solutions, Cl. A	811 [a]	51,458	Cliffs Natural Resources	3,787	313,753
Compuware	918 [a]	7,766	Dow Chemical	1,086	30,897
Dell	2,432 [a]	36,152	E.I. du Pont de Nemours & Co.	781	37,699
EMC	14,990 [a]	338,624	Ecolab	1,032	55,315
Fidelity National			Freeport-McMoRan Copper & Gold	4,994	235,417
Information Services	1,100	30,998	International Paper	404	10,969
Fiserv	346 [a]	19,317	Monsanto	6,101	420,542
FLIR Systems	10,016	259,114	Newmont Mining	810	50,722
Google, Cl. A	988 [a]	534,468	PPG Industries	158	12,101
Hewlett-Packard	3,578	93,135

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Materials (continued)			Utilities (continued)
Praxair	3,927	386,770	NRG Energy	1,050 [a]	24,612
Sigma-Aldrich	276	17,772	Pepco Holdings	285	5,552
Vulcan Materials	679	23,785	Pinnacle West Capital	375	16,590
		2,629,427	Sempra Energy	4,783	251,203
Telecommunication Services—1.1%			Southern	1,463	60,510
American Tower, Cl. A	925 [a]	49,821	TECO Energy	1,040	19,032
AT&T	15,680	446,566	Wisconsin Energy	878	27,780
CenturyLink	1,410	50,972			828,838
Frontier Communications	1,078	8,074	Total Common Stocks
Sprint Nextel	4,694 [a]	17,649	(cost $59,535,527)		61,133,989
Verizon Communications	7,380	266,935
		840,017	Other Investment—20.9%
Utilities—1.1%			Registered Investment Companies:
AES	1,483 [a]	16,105	BNY Mellon U.S. Core
American Electric Power	1,260	48,674	Equity 130/30 Fund, Cl. M	1,208,213 [c]	13,084,944
CenterPoint Energy	1,210	24,212	Dreyfus Institutional Preferred
CMS Energy	2,676	52,717	Money Market Fund	2,666,000 [d]	2,666,000
Constellation Energy Group	700	26,943	Total Other Investment
			(cost $16,258,842)		15,750,944
Dominion Resources	333	16,230
DTE Energy	540	27,302	Total Investments
Duke Energy	3,083	58,300	(cost $75,794,369)	102.0%	76,884,933
Exelon	1,219	52,563	Liabilities, Less Cash
NextEra Energy	980	55,586	and Receivables	(2.0%)	(1,547,462)
NiSource	1,010	21,574	Net Assets	100.0%	75,337,471
Northeast Utilities	673	23,353

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in real estate investment trust.
c	Investment in affiliated mutual fund.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	17.4	Consumer Staples	7.7
Information Technology	17.2	Money Market Investments	3.5
Health Care	11.5	Materials	3.5
Energy	11.0	Telecommunication Services	1.1
Consumer Discretionary	10.5	Utilities	1.1
Industrial	9.4
Financial	8.1		102.0

† Based on net assets.
See notes to financial statements.

The Funds	55

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Income Stock Fund
Common Stocks—97.5%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—13.3%			Industrial (continued)
Carnival	49,540	1,636,306	Dover	59,160	3,402,883
Johnson Controls	61,600 [a]	1,963,808	Eaton	38,230	1,641,979
McGraw-Hill	65,520 [a]	2,759,047	General Electric	516,102	8,417,624
Omnicom Group	152,610	6,188,336	Hubbell, Cl. B	29,500 [a]	1,744,335
Regal Entertainment Group, Cl. A	521,650 [a]	6,817,965	Pitney Bowes	171,050 [a]	3,474,026
Time Warner	250,640 [a]	7,935,262	Stanley Black & Decker	31,560 [a]	1,956,089
		27,300,724	United Technologies	24,280 [a]	1,802,790
Consumer Staples—15.1%					23,506,246
ConAgra Foods	121,670 [a]	2,971,181	Information Technology—3.7%
Dr. Pepper Snapple Group	56,360 [a]	2,168,733	Cisco Systems	107,240	1,681,523
Kraft Foods, Cl. A	100,790	3,529,666	Paychex	39,860 [a]	1,075,423
Lorillard	54,110 [a,b]	6,028,936	QUALCOMM	95,930	4,936,558
PepsiCo	125,360	8,076,945			7,693,504
Procter & Gamble	130,880	8,334,438	Materials—3.3%
		31,109,899	Air Products & Chemicals	23,660 [a]	1,937,044
Energy—5.5%			Dow Chemical	63,370	1,802,877
Exxon Mobil	115,920 [a]	8,582,717	Eastman Chemical	24,390	2,017,785
Occidental Petroleum	31,880	2,765,271	Freeport-McMoRan Copper & Gold	22,630	1,066,778
		11,347,988			6,824,484
Financial—11.7%			Telecommunication
Arthur J. Gallagher & Co.	54,830	1,546,754	Services—8.7%
Comerica	98,810 [a]	2,528,548	AT&T	127,925	3,643,304
JPMorgan Chase & Co.	226,149	8,494,156	Vodafone Group, ADR	233,000	6,137,220
Marsh & McLennan	80,780 [a]	2,400,782	Windstream	638,342 [a]	8,106,943
MetLife	52,950	1,779,120			17,887,467
New York Community Bancorp	287,980	3,689,024	Utilities—15.6%
U.S. Bancorp	155,490 [a]	3,608,923	Dominion Resources	86,890 [a,b]	4,235,019
		24,047,307	DTE Energy	44,020 [a]	2,225,651
Health Care—9.2%			Exelon	180,710 [a]	7,792,215
Johnson & Johnson	122,150	8,037,470	National Grid, ADR	78,450 [b]	3,978,984
Merck & Co.	54,100	1,791,792	NextEra Energy	107,100 [b]	6,074,712
Pfizer	477,128	9,055,889	PPL	269,430	7,781,138
		18,885,151			32,087,719
Industrial—11.4%			Total Common Stocks
Caterpillar	11,720 [a]	1,066,520	(cost $194,252,907)		200,690,489

BNY Mellon Income Stock Fund (continued)

			Investment of Cash Collateral
Preferred Stocks—.8%	Shares	Value ($)	for Securities Loaned—21.2%	Shares	Value ($)

Financial			Registered Investment Company;
Citigroup,			Dreyfus Institutional Cash
Conv., Cum. $7.5			Advantage Fund
(cost $2,075,695)	16,850	1,594,179	(cost $43,732,836)	43,732,836 [c]	43,732,836

			Total Investments
Other Investment—4.9%			(cost $250,065,438)	124.4%	256,021,504

Registered Investment Company;			Liabilities, Less Cash
Dreyfus Institutional Preferred			and Receivables	(24.4%)	(50,180,042)
Plus Money Market Fund
(cost $10,004,000)	10,004,000 [c]	10,004,000	Net Assets	100.0%	205,841,462

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was $42,931,518 and the value of the collateral held by the fund was $43,732,836.
b Held by broker as collateral for open options written.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	26.1	Health Care	9.2
Utilities	15.6	Telecommunication Services	8.7
Consumer Staples	15.1	Energy	5.5
Consumer Discretionary	13.3	Information Technology	3.7
Financial	12.5	Materials	3.3
Industrial	11.4		124.4

† Based on net assets.
See notes to financial statements.

The Funds	57

STATEMENT OF OPTIONS WRITTEN
August 31, 2011

BNY Mellon	Number of
Income Stock Fund	Contracts		Value ($)
Call Options:
Dominion Resources,
January 2012 @ $50	261	a	(52,200)
Lorillard,
September 2011 @ $120	176	a	(4,400)
National Grid,
December 2011 @ $50	265	a	(67,575)
Nextera Energy,
December 2011 @ $55	246	a	(81,180)
(premiums received $127,392)			(205,355)

a Non-income producing security.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Mid Cap Stock Fund
Common Stocks—98.5%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—14.3%			Energy (continued)
Abercrombie & Fitch, Cl. A	144,000	9,159,840	Oil States International	164,500 [a,b]	10,870,160
Avon Products	283,800	6,402,528	Patterson-UTI Energy	429,700	10,501,868
BorgWarner	138,400 [a,b]	9,880,376	SandRidge Energy	935,000 [a,b]	6,862,900
Chico’s FAS	851,300 [a]	11,850,096	SM Energy	162,800	12,454,200
Coach	122,700	6,898,194			118,617,085
Darden Restaurants	155,800 [a]	7,493,980	Financial—18.2%
Deckers Outdoor	167,200 [a,b]	14,874,112	Affiliated Managers Group	131,800 [b]	11,487,688
Foot Locker	545,600	11,386,672	Alexandria Real Estate Equities	155,800 [a,c]	11,343,798
Fossil	138,300 [b]	13,361,163	Boston Properties	97,200 [a,c]	10,136,988
Lear	196,600	9,393,548	Camden Property Trust	250,800 [a,c]	16,758,456
Mattel	295,600 [a]	7,942,772	CB Richard Ellis Group, Cl. A	449,300 [b]	6,811,388
PVH	321,200	21,411,192	CNO Financial Group	1,999,200 [a,b]	12,854,856
Royal Caribbean Cruises	321,200 [a]	8,338,352	East West Bancorp	401,300 [a]	6,697,697
Tempur-Pedic International	158,900 [b]	9,254,336	Endurance Specialty Holdings	187,400	6,776,384
Tupperware Brands	209,100	13,905,150	EZCORP, Cl. A	208,200 [a,b]	6,985,110
Ulta Salon, Cosmetics & Fragrance	156,600 [a,b]	9,251,928	Hartford Financial Services Group	320,600 [a]	6,136,284
Visteon	129,500 [b]	6,614,860	Host Hotels & Resorts	798,259 [a,c]	9,443,404
Vitamin Shoppe	220,700 [a,b]	9,777,010	Huntington Bancshares	1,701,700	8,559,551
		187,196,109	Macerich	293,100 c	14,373,624
Consumer Staples—4.2%			Prosperity Bancshares	227,500 [a]	8,610,875
Energizer Holdings	199,800 [b]	15,080,904	Raymond James Financial	331,300 [a]	9,302,904
Green Mountain Coffee Roasters	128,200 [b]	13,427,668	Rayonier	338,529 [a,c]	14,197,906
Hansen Natural	139,900 [b]	11,936,268	Reinsurance Group of America	221,200	11,805,444
Ralcorp Holdings	65,800 [b]	5,696,306	Signature Bank	137,100 [b]	7,624,131
Spectrum Brands Holdings	341,200 [b]	9,137,336	SL Green Realty	137,200 [a,c]	9,911,328
		55,278,482	Transatlantic Holdings	196,300	9,938,669
Energy—9.1%			Waddell & Reed Financial, Cl. A	296,900	9,269,218
Atwood Oceanics	242,300 [a,b]	10,198,407	Webster Financial	547,100	9,902,510
Brigham Exploration	349,300 [b]	10,164,630	Weingarten Realty Investors	489,200 [a,c]	11,921,804
Cabot Oil & Gas	134,400	10,195,584	Willis Group Holdings	192,900 [a]	7,548,177
CARBO Ceramics	78,100 [a]	12,507,715			238,398,194
Complete Production Services	201,200 [a,b]	5,846,872	Health Care—11.2%
Dresser-Rand Group	100,900 [b]	4,283,205	Abiomed	437,800 [b]	5,446,232
EQT	152,400 [a]	9,116,568	Alere	190,000 [b]	4,744,300
HollyFrontier	217,600	15,614,976

The Funds	59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Industrial (continued)
Health Management			Tech Data	149,800 [b]	7,052,584
Associates, Cl. A	1,025,000 [b]	8,425,500	Towers Watson & Co., Cl. A	182,500	10,765,675
Hologic	680,100 [b]	11,316,864	Triumph Group	222,000 [a]	11,628,360
Humana	111,300	8,641,332	United Rentals	304,300 [a,b]	5,075,724
Kindred Healthcare	375,400 [a,b]	4,857,676	WABCO Holdings	144,000 [b]	6,717,600
MAP Pharmaceuticals	439,200 [b]	6,148,800	Waste Connections	406,300 [a]	14,053,917
Medicis Pharmaceutical, Cl. A	321,300 [a]	12,498,570			210,905,597
Mednax	162,000 [b]	10,580,220	Information Technology—14.3%
NxStage Medical	408,600 [a,b]	7,514,154	Acme Packet	159,700 [a,b]	7,520,273
Pharmasset	58,700 [b]	7,708,484	Alliance Data Systems	155,500 [a,b]	14,525,255
Resmed	180,300 [a,b]	5,583,891	Altera	186,900	6,801,291
SXC Health Solutions	141,600 [b]	7,744,104	Aruba Networks	226,900 [a,b]	4,839,777
Thoratec	110,100 [a,b]	3,772,026	Atmel	1,255,000 [b]	11,433,050
United Therapeutics	156,800 [b]	6,765,920	Check Point Software Technologies	169,800 [a,b]	9,243,912
Universal Health Services, Cl. B	276,800	11,514,880	Commvault Systems	258,800 [a,b]	8,775,908
Vertex Pharmaceuticals	258,600 [a,b]	11,706,822	Cypress Semiconductor	758,400 [a,b]	12,013,056
Warner Chilcott, Cl. A	332,800	5,677,568	Equinix	135,900 [b]	12,780,036
Zoll Medical	139,500 [a,b]	6,232,860	Fairchild Semiconductor
		146,880,203	International	553,500 [b]	7,339,410
Industrial—16.1%			Informatica	269,400 [b]	11,255,532
AMETEK	408,175	15,951,479	IPG Photonics	135,300 [b]	7,844,694
BE Aerospace	332,300 [a,b]	11,574,009	MICROS Systems	250,400 [b]	11,934,064
Crane	265,400	11,213,150	Polycom	489,600 [b]	11,652,480
Donaldson	215,900 [a]	12,733,782	Rackspace Hosting	347,200 [a,b]	12,693,632
Flowserve	76,000 [a]	7,169,840	Riverbed Technology	381,400 [a,b]	9,451,092
Gardner Denver	166,800	13,142,172	Rovi	140,000 [a,b]	6,844,600
IDEX	277,800	10,328,604	Teradata	126,300 [b]	6,613,068
JB Hunt Transport Services	268,600 [a]	10,795,034	TIBCO Software	605,900 [b]	13,560,042
Joy Global	82,700 [a]	6,901,315			187,121,172
Kansas City Southern	272,300 [b]	14,747,768	Materials—6.7%
KBR	464,500	13,958,225	Ashland	94,500	5,009,445
Manpower	217,300	8,752,844	Carpenter Technology	310,800 [a]	15,686,076
Navistar International	126,100 [b]	5,220,540	Cliffs Natural Resources	165,300	13,695,105
Nordson	111,900 [a]	4,912,410	Cytec Industries	201,300	9,139,020
Roper Industries	106,700 [a]	8,210,565	Globe Specialty Metals	390,500 [a]	6,540,875

BNY Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—1.2%	Shares	Value ($)
Materials (continued)			Registered
Kronos Worldwide	355,700 [a]	7,786,273	Investment Company;
Molycorp	193,000 [a,b]	10,908,360	Dreyfus Institutional Preferred
NewMarket	50,800 [a]	8,518,144	Plus Money Market Fund
			(cost $15,997,000)	15,997,000 [d] 15,997,000
Rock-Tenn, Cl. A	70,000	3,756,900
Rockwood Holdings	131,000 [b]	6,681,000	Investment of Cash Collateral
		87,721,198	for Securities Loaned—13.4%
Telecommunication Services—.8%			Registered
TW Telecom	555,200 [a,b]	10,709,808	Investment Company;
Utilities—3.6%			Dreyfus Institutional Cash
ITC Holdings	188,400 [a]	14,254,344	Advantage Fund
			(cost $174,890,111)	174,890,111 [d] 174,890,111
National Fuel Gas	99,500	6,104,325
Northeast Utilities	221,900	7,699,930	Total Investments
Questar	425,000	7,964,500	(cost $1,413,854,397)	113.1%	1,481,292,986
Wisconsin Energy	365,200 [a]	11,554,928	Liabilities, Less Cash
		47,578,027	and Receivables	(13.1%)	(172,017,061)
Total Common Stocks			Net Assets	100.0%	1,309,275,925
(cost $1,222,967,286)	1,290,405,875

a Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was $177,019,615 and the value of the collateral held by the fund was
$181,531,744, consisting of cash collateral of $174,890,111 and US Government and agency securities valued at $6,641,633.
[b] Non-income producing security.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	18.2	Energy	9.1
Industrial	16.1	Materials	6.7
Money Market Investments	14.6	Consumer Staples	4.2
Consumer Discretionary	14.3	Utilities	3.6
Information Technology	14.3	Telecommunication Services	.8
Health Care	11.2		113.1

† Based on net assets.
See notes to financial statements.

The Funds	61

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Small Cap Stock Fund

Common Stocks—98.0%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—16.5%			Financial—18.9%
Ameristar Casinos	126,400	2,359,888	Bank of the Ozarks	146,300	3,323,936
Chico’s FAS	186,900 [a]	2,601,648	BioMed Realty Trust	102,340 [a,c]	1,871,799
Cinemark Holdings	155,500 [a]	3,257,725	CNO Financial Group	411,700 [b]	2,647,231
Coinstar	89,400 [a,b]	4,075,746	Colonial Properties Trust	152,100 [a,c]	3,197,142
CROCS	197,800 [b]	5,411,808	Endurance Specialty Holdings	56,100	2,028,576
Deckers Outdoor	35,000 [a,b]	3,113,600	Entertainment Properties Trust	72,370 [a,c]	3,048,948
DSW, Cl. A	56,500	2,622,165	EZCORP, Cl. A	133,200 [b]	4,468,860
Finish Line, Cl. A	181,000 [a]	3,638,100	F.N.B	314,100 [a]	2,817,477
Hot Topic	318,700	2,638,836	First Cash Financial Services	84,300 [a,b]	3,937,653
Krispy Kreme Doughnuts	379,500 [a,b]	3,449,655	Hersha Hospitality Trust	464,000 [c]	1,721,440
Lear	84,600	4,042,188	Home Properties	30,500 [a,c]	2,039,535
MDC Partners, Cl. A	181,500 [a]	2,894,925	Inland Real Estate	295,900 [a,c]	2,399,749
Perry Ellis International	78,070 [b]	1,794,049	Kilroy Realty	82,100 [a,c]	2,933,433
Royal Caribbean Cruises	93,300 [a]	2,422,068	Kite Realty Group Trust	501,300 [c]	2,150,577
Ruth’s Hospitality Group	597,700 [a,b]	3,161,833	Lexington Realty Trust	365,000 [a,c]	2,693,700
Shuffle Master	297,300 [b]	2,634,078	Pinnacle Financial Partners	250,700 [a,b]	3,178,876
Sonic Automotive, Cl. A	218,100 [a]	3,027,228	Post Properties	87,600 [c]	3,661,680
Vitamin Shoppe	79,000 [b]	3,499,700	Signature Bank	86,040 [a,b]	4,784,684
Zagg	181,600 [a,b]	2,729,448	Stifel Financial	99,950 [a,b]	3,006,496
		59,374,688	Strategic Hotels & Resorts	438,900 [b,c]	2,097,942
Consumer Staples—4.1%			Texas Capital Bancshares	111,700 [a,b]	2,867,339
Energizer Holdings	45,400 [b]	3,426,792	Tower Group	120,600 [a]	2,895,606
Ralcorp Holdings	40,800 [b]	3,532,056	U-Store-It Trust	208,900 [c]	2,243,586
Smart Balance	581,700 [b]	2,937,585	Willis Group Holdings	47,300	1,850,849
Spectrum Brands Holdings	114,900 [b]	3,077,022			67,867,114
United Natural Foods	38,000 [a,b]	1,545,460	Health Care—12.3%
		14,518,915	Abiomed	150,900 [b]	1,877,196
Energy—5.8%			Achillion Pharmaceuticals	249,500 [a,b]	1,534,425
Atwood Oceanics	47,700 [a,b]	2,007,693	Amarin, ADR	207,300 [b]	2,386,023
Basic Energy Services	104,400 [a,b]	2,282,184	Cadence Pharmaceuticals	279,100 [a,b]	1,825,314
Brigham Exploration	62,100 [b]	1,807,110	Chemed	41,600	2,414,880
CARBO Ceramics	11,500 [a]	1,841,725	Cooper	31,200	2,348,424
Gulfport Energy	92,200 [a,b]	2,664,580	Cubist Pharmaceuticals	49,900 [a,b]	1,731,031
ION Geophysical	368,400 [a,b]	2,604,588	Kindred Healthcare	130,800 [a,b]	1,692,552
Pioneer Drilling	217,100 [a,b]	2,744,144	MAP Pharmaceuticals	175,700 [b]	2,459,800
SandRidge Energy	241,900 [a,b]	1,775,546	Merit Medical Systems	149,575 [b]	2,176,316
Stone Energy	110,100 [b]	2,907,741	NuVasive	84,300 [a,b]	2,042,589
		20,635,311	NxStage Medical	163,500 [b]	3,006,765

BNY Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	value ($)		Shares	Value ($)
Health Care (continued)			Information
Quality Systems	38,600 [a]	3,551,972	Technology (continued)
Questcor Pharmaceuticals	129,700 [a,b]	3,897,485	Anixter International	52,100 [a]	3,074,421
Regeneron Pharmaceuticals	56,500 [a,b]	3,335,195	Aruba Networks	117,200 [a,b]	2,499,876
SXC Health Solutions	46,600 [b]	2,548,554	Cardtronics	136,300 [a,b]	3,374,788
Universal American	265,900	2,922,241	Cognex	104,000 [a]	3,328,000
Zoll Medical	53,900 [b]	2,408,252	Coherent	38,800 [a,b]	1,715,348
		44,159,014	Commvault Systems	88,300 [b]	2,994,253
Industrial—16.1%			FARO Technologies	21,800 [b]	827,746
Actuant, Cl. A	156,400 [a]	3,140,512	FEI	87,300 [a,b]	2,792,727
AMETEK	46,450	1,815,266	Fortinet	106,300 [b]	2,033,519
BE Aerospace	60,800 [b]	2,117,664	GT Advanced Technologies	252,000 [a,b]	3,076,920
CLARCOR	81,900 [a]	3,811,626	Interactive
Crane	43,500	1,837,875	Intelligence Group	80,900 [b]	2,614,688
EMCOR Group	85,300 [a,b]	1,954,223	IPG Photonics	39,200 [b]	2,272,816
Esterline Technologies	30,400 [a,b]	2,288,816	Littelfuse	59,900 [a]	2,778,761
Gardner Denver	27,200	2,143,088	Logmein	66,500 [a,b]	2,078,125
Hub Group, Cl. A	84,900 [b]	2,673,501	MAXIMUS	79,100 [a]	2,925,909
II-VI	138,400 [b]	2,734,092	MicroStrategy, Cl. A	14,100 [b]	1,732,608
Interface, Cl. A	214,700 [a]	3,237,676	MKS Instruments	131,700 [a]	3,058,074
Kansas City Southern	38,900 [b]	2,106,824	Netgear	96,100 [a,b]	2,672,541
KAR Auction Services	151,200 [b]	2,218,104	OmniVision Technologies	122,400 [a,b]	2,252,160
LSB Industries	32,900 [b]	1,314,355	Rudolph Technologies	227,100 [b]	1,546,551
Manpower	29,200	1,176,176	Sourcefire	105,800 [a,b]	2,922,196
MasTec	120,100 [a,b]	2,666,220	Taleo, Cl. A	89,900 [a,b]	2,320,319
Navistar International	35,100 [b]	1,453,140	Triquint Semiconductor	257,300 [a,b]	1,950,334
Old Dominion Freight Line	76,200 [a,b]	2,447,544	Ultratech	89,900 [b]	1,835,758
Robbins & Myers	84,600	4,065,030	Veeco Instruments	52,000 [a,b]	1,890,720
SYKES Enterprises	131,900 [a,b]	2,064,235	Wright Express	68,900 [a,b]	2,903,446
Towers Watson & Co., Cl. A	35,600	2,100,044			68,240,904
TransDigm Group	31,700 [b]	2,911,962	Materials—4.2%
Triumph Group	46,100	2,414,718	American Vanguard	25,800	308,052
United Rentals	97,000 [a,b]	1,617,960	Buckeye Technologies	113,700 [a]	3,091,503
WABCO Holdings	34,200 [b]	1,595,430	Globe Specialty Metals	166,800	2,793,900
		57,906,081	Haynes International	25,400	1,473,962
Information			Kronos Worldwide	72,347	1,583,676
Technology—19.0%			PolyOne	231,300 [a]	2,921,319
Acme Packet	48,100 [b]	2,265,029	RTI International Metals	114,300 [b]	3,044,952
Ancestry.com	70,100 [a,b]	2,503,271			15,217,364

The Funds	63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Stock Fund (continued)

			Investment of Cash Collateral
Common Stocks (continued)	Shares	Value ($)	for Securities Loaned—29.5%	Shares	Value ($)

Utilities—1.1%			Registered Investment Company;
Cleco	107,700 [a]	3,826,581	Dreyfus Institutional Cash
Total Common Stocks			Advantage Fund
(cost $364,992,793)		351,745,972	(cost $106,062,686)	106,062,686 [d]	106,062,686

			Total Investments
Other Investment—2.7%			(cost $480,736,479)	130.2%	467,489,658

Registered Investment Company;			Liabilities, Less Cash
Dreyfus Institutional Preferred			and Receivables	(30.2%)	(108,552,833)
Plus Money Market Fund
			Net Assets	100.0%	358,936,825
(cost $9,681,000)	9,681,000 [d]	9,681,000

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was $103,307,186 and the value of the collateral held by the fund was
$106,062,686.
[b] Non-income producing security.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	32.2	Energy	5.8
Information Technology	19.0	Materials	4.2
Financial	18.9	Consumer Staples	4.1
Consumer Discretionary	16.5	Utilities	1.1
Industrial	16.1
Health Care	12.3		130.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon U.S. Core Equity 130/30 Fund
Common Stocks—124.8%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—14.7%			Energy (continued)
Amazon.com	19,390 [a,b]	4,174,473	ENSCO, ADR	70,490	3,401,847
Carnival	133,980 [b]	4,425,359	Halliburton	90,890 [b]	4,032,789
CBS, Cl. B	106,760 [b]	2,674,338	Hess	65,390 [b]	3,880,243
DIRECTV, Cl. A	102,120 [a,b]	4,490,216	National Oilwell Varco	90,330	5,972,620
Guess?	78,880 [b]	2,690,597	Occidental Petroleum	35,760	3,101,822
Limited Brands	73,090 [b]	2,758,417	TransCanada	26,280	1,133,982
Macy’s	92,740	2,406,603			38,239,732
Mattel	163,870 [b]	4,403,187	Financial—15.3%
McDonald’s	54,260	4,908,360	American Express	87,470 [b]	4,348,134
Melco Crown Entertainment, ADR	398,540 [a]	5,181,020	Ameriprise Financial	35,900 [b]	1,640,630
Omnicom Group	138,930 [b]	5,633,612	AON	24,600	1,149,558
Viacom, Cl. B	91,400	4,409,136	Bank of America	267,910 [b]	2,188,825
		48,155,318	Capital One Financial	143,960 [b]	6,629,358
Consumer Staples—12.2%			Citigroup	130,386	4,048,485
Coca-Cola Enterprises	128,400 [b]	3,546,408	Discover Financial Services	75,340	1,895,554
ConAgra Foods	106,920 [b]	2,610,986	Hartford Financial Services Group	272,050 [b]	5,207,037
Hansen Natural	18,100 [a]	1,544,292	IntercontinentalExchange	13,860 [a]	1,634,787
Kimberly-Clark	67,170 [b]	4,645,477	JPMorgan Chase & Co.	76,240 [b]	2,863,574
Lorillard	13,990	1,558,766	Lincoln National	161,240 [b]	3,345,730
PepsiCo	161,540 [b]	10,408,022	Marsh & McLennan	46,430	1,379,900
Unilever, ADR	298,750 [b]	10,079,825	MetLife	77,710 [b]	2,611,056
Walgreen	99,950 [b]	3,519,240	Public Storage	22,600 [c]	2,796,298
Whole Foods Market	33,000 [b]	2,178,990	Wells Fargo & Co.	318,290 [b]	8,307,369
		40,092,006			50,046,295
Energy—11.7%			Health Care—23.2%
Anadarko Petroleum	54,010	3,983,238	Amarin, ADR	86,780 [a]	998,838
Apache	30,080 [b]	3,100,346	Baxter International	129,830 [b]	7,267,883
Chevron	97,390 [b]	9,632,845	Biogen Idec	19,800 [a]	1,865,160

The Funds	65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Health Care (continued)			Industrial (continued)
CIGNA	107,150 [b]	5,008,191	United Technologies	21,770 [b]	1,616,422
Covidien	152,140 [b]	7,938,665			29,812,882
Cubist Pharmaceuticals	55,520 [a]	1,925,989	Information Technology—26.4%
Express Scripts	39,540 [a]	1,856,008	Alliance Data Systems	52,860 [a,b]	4,937,653
McKesson	79,220	6,332,055	Apple	39,890 [a,b]	15,350,869
Medicis Pharmaceutical, Cl. A	26,690	1,038,241	BMC Software	53,760 [a,b]	2,183,194
Pfizer	511,150 [b]	9,701,627	Cognizant Technology
Salix Pharmaceuticals	32,000 [a]	974,400	Solutions, Cl. A	41,610 [a,b]	2,640,155
Sanofi, ADR	154,650	5,655,551	Electronic Arts	333,600 [a,b]	7,532,688
St. Jude Medical	140,180 [b]	6,383,797	EMC	197,370 [a]	4,458,588
Thermo Fisher Scientific	30,340 [a]	1,666,576	F5 Networks	47,430 [a]	3,871,237
UnitedHealth Group	40,290	1,914,581	Google, Cl. A	3,920 [a]	2,120,563
Vertex Pharmaceuticals	37,350 [a]	1,690,835	Informatica	39,550 [a]	1,652,399
Warner Chilcott, Cl. A	269,850 [b]	4,603,641	International Business Machines	28,330 [b]	4,870,210
Watson Pharmaceuticals	69,280 [a]	4,650,074	Intuit	66,310	3,271,072
Zimmer Holdings	83,370 [a,b]	4,742,919	NetApp	242,320 [a,b]	9,116,078
		76,215,031	Oracle	174,620 [b]	4,901,583
Industrial—9.1%			QUALCOMM	148,700 [b]	7,652,102
Caterpillar	18,810	1,711,710	RenaissanceRe Holdings	17,520	1,148,786
Cummins	33,620 [b]	3,123,970	Riverbed Technology	123,510 [a]	3,060,578
Dover	58,030 [b]	3,337,886	Symantec	139,670 [a]	2,395,340
Eaton	35,120	1,508,404	Teradata	105,890 [a]	5,544,400
General Electric	494,400 [b]	8,063,664			86,707,495
Goodrich	18,940	1,689,069	Materials—3.0%
Norfolk Southern	50,900 [b]	3,444,912	Alcoa	289,890 [b]	3,713,491
Owens Corning	50,750 [a,b]	1,474,795	CF Industries Holdings	11,860 [b]	2,168,245
Thomas & Betts	39,430 [a]	1,722,302	E.I. du Pont de Nemours & Co.	84,460	4,076,884
Tyco International	50,980 [b]	2,119,748			9,958,620

BNY Mellon U.S. Core Equity 130/30 Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investment—.2%	Shares	Value ($)
Telecommunication Services—2.7%			Registered Investment Company;
AT&T	304,200 [b]	8,663,616	Dreyfus Institutional Preferred
Utilities—6.5%			Plus Money Market Fund
Exelon	81,190	3,500,913	(cost $786,000)	786,000 [d]	786,000
NextEra Energy	203,250 [b]	11,528,340	Total Investments
PPL	222,140 [b]	6,415,403	(cost $404,110,615)	125.0%	410,121,651
		21,444,656	Liabilities, Less Cash and Receivables	(25.0%)	(82,153,955)
Total Common Stocks
(cost $403,324,615)		409,335,651	Net Assets	100.0%	327,967,696

ADR—American Depository Receipts
a	Non-income producing security.
b	Held by broker as collateral for open short positions.
c	Investment in real estate investment trust.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	26.4	Industrial	9.1
Health Care	23.2	Utilities	6.5
Financial	15.3	Materials	3.0
Consumer Discretionary	14.7	Telecommunication Services	2.7
Consumer Staples	12.2	Money Market Investment	.2
Energy	11.7		125.0

† Based on net assets.
See notes to financial statements.

The Funds	67

STATEMENT OF SECURITIES SOLD SHORT
August 31, 2011

BNY Mellon U.S. Core Equity 130/30 Fund
Common Stocks—25.3%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—4.4%			Health Care (continued)
Analog Devices	29,350	969,137	Edwards Lifesciences	26,350 [a]	1,988,107
Kohl’s	52,920	2,452,313	Haemonetics	33,490 [a]	2,093,460
Marriott International, Cl. A	72,840	2,132,755	Novo Nordisk, ADR	39,650	4,229,069
MKS Instruments	53,160	1,234,375	Owens & Minor	65,260	1,921,254
Thomson Reuters	135,320	4,186,801	Quest Diagnostics	22,850	1,144,100
Wynn Resorts	21,580	3,338,858	Regeneron Pharmaceuticals	32,450 [a]	1,915,524
		14,314,239	Varian Medical Systems	33,740 [a]	1,921,830
Consumer Staples—.9%			VCA Antech	104,120 [a]	1,927,261
Hormel Foods	53,490	1,476,859			27,608,491
Sysco	46,460	1,297,628	Industrial—1.9%
		2,774,487	Boeing	48,620	3,250,733
Exchange Traded Funds—.5%			Lockheed Martin	29,920	2,219,765
Standard & Poor’s Depository			Nvidia	60,950 [a]	811,244
Receipts S&P 500 ETF Trust	13,820	1,689,080			6,281,742
Financial—4.0%			Information
BlackRock	14,910	2,456,423	Technology—4.0%
Federated Investors, Cl. B	54,960	973,342	Adobe Systems	51,720 [a]	1,305,413
Goldman Sachs Group	13,910	1,616,620	Altera	57,750	2,101,522
Jefferies Group	219,010	3,593,954	Hewlett-Packard	102,690	2,673,021
Legg Mason	70,650	2,011,405	Infosys Technologies, ADR	44,080	2,275,410
Progressive	62,610	1,200,860	Intel	40,340	812,044
T. Rowe Price Group	24,470	1,308,656	Microsoft	89,120	2,370,592
		13,161,260	ON Semiconductor	114,740 [a]	834,160
Health Care—8.4%			Research In Motion	25,230 [a]	819,723
AstraZeneca, ADR	39,180	1,857,916			13,191,885
Auxilium Pharmaceuticals	59,600 [a]	1,013,796	Materials—1.2%
C.R. Bard	8,590	818,283	Greif, Cl. A	73,210	4,089,510
Covance	46,730 [a]	2,315,939	Total Securities Sold Short
Dentsply International	126,760	4,461,952	(proceeds $89,033,763)		83,110,694

ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Health Care	8.4	Industrial	1.9
Information Technology	4.0	Materials	1.2
Consumer Discretionary	4.4	Exchange Traded Funds	.5
Financial	4.0
Consumer Staples	.9		25.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Focused Equity Opportunities Fund
Common Stocks—99.5%	Shares	Value ($)		Shares	Value ($)
Consumer			Financial (continued)
Discretionary—12.0%			Invesco	506,660	9,271,878
Arcos Dorados					47,693,203
Holdings, Cl. A	350,270	9,656,944	Health Care—13.9%
Johnson Controls	400,555	12,769,693	Agilent Technologies	356,330 [a]	13,137,887
Las Vegas Sands	349,970 [a]	16,298,103	Baxter International	238,100	13,328,838
Walt Disney	356,715	12,149,713	Covidien	278,575	14,536,044
		50,874,453	Watson Pharmaceuticals	265,500 [a]	17,820,360
Consumer Staples—7.3%					58,823,129
Coca-Cola	229,750	16,185,887	Industrial—10.0%
Kraft Foods, Cl. A	423,645	14,836,048	Caterpillar	187,985	17,106,635
		31,021,935	Dover	214,000	12,309,280
Energy—16.0%			Honeywell International	275,805	13,186,237
Cameron International	305,400 [a]	15,868,584			42,602,152
Exxon Mobil	196,500	14,548,860	Information Technology—23.0%
Halliburton	283,555	12,581,335	Apple	62,596 [a]	24,088,819
Newfield Exploration	218,100 [a]	11,134,005	ARM Holdings, ADR	466,400	12,863,312
Valero Energy	615,600	13,986,432	Baidu, ADR	98,300 [a]	14,330,174
		68,119,216	Rovi	278,450 [a,b]	13,613,421
Financial—11.2%			Salesforce.com	133,900 [a,b]	17,239,625
Allstate	488,200	12,805,486	Teradata	300,400 [a]	15,728,944
BB&T	454,100 [b]	10,121,889			97,864,295
Citigroup	499,000	15,493,950

The Funds	69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Focused Equity Opportunities Fund (continued)
			Investment of Cash Collateral
Common Stocks (continued)	Shares	Value ($)	for Securities Loaned—4.7%	Shares	Value ($)
Materials—6.1%			Registered
Celanese, Ser. A	361,700	17,003,517	Investment Company;
Cliffs Natural Resources	106,085	8,789,142	Dreyfus
		25,792,659	Institutional Cash
			Advantage Fund
Total Common Stocks			(cost $19,835,759)	19,835,759 [c]	19,835,759
(cost $399,463,664)		422,791,042
			Total Investments
Other Investment—.2%			(cost $420,229,423)	104.4%	443,556,801
Registered Investment Company;			Liabilities, Less Cash
Dreyfus Institutional Preferred			and Receivables	(4.4%)	(18,515,131)
Plus Money Market Fund			Net Assets	100.0%	425,041,670
(cost $930,000)	930,000 [c]	930,000

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was $19,649,756 and the value of the collateral held by the fund was
$19,835,759.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Information Technology	23.0	Industrial	10.0
Energy	16.0	Consumer Staples	7.3
Health Care	13.9	Materials	6.1
Consumer Discretionary	12.0	Money Market Investments	4.9
Financial	11.2		104.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Small/Mid Cap Fund

Common Stocks—95.3%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—20.6%			Energy (continued)
Abercrombie & Fitch, Cl. A	73,655	4,685,194	Dresser-Rand Group	90,000 [b]	3,820,500
Arcos Dorados Holdings, Cl. A	100,000	2,757,000	Energy XXI	110,000 [b]	2,949,100
Bravo Brio Restaurant Group	160,000	3,320,000	EQT	90,000	5,383,800
Chico’s FAS	200,000 [a]	2,784,000	Gulfport Energy	90,000 [b]	2,601,000
DFC Global	700,000 [a,b]	15,449,000	ION Geophysical	265,000 [a,b]	1,873,550
DSW, Cl. A	80,000	3,712,800	Patterson-UTI Energy	120,000	2,932,800
EZCORP, Cl. A	84,000 [b]	2,818,200	Rowan	162,000 [a,b]	5,843,340
HSN	126,900 [b]	4,078,566	SandRidge Energy	425,000 [a,b]	3,119,500
Interface, Cl. A	162,890	2,456,381			42,546,726
Kenexa	80,000 [b]	1,684,000	Financial—13.3%
Lear	75,000	3,583,500	Affiliated Managers Group	18,060 [b]	1,574,110
Liberty Media-Starz, Ser. A	72,000 [b]	4,958,640	American Financial Group	100,000	3,328,000
MDC Partners, Cl. A	632,304 [a]	10,085,249	Annaly Capital Management	100,000 [a,c]	1,813,000
Morgans Hotel Group	643,995 [b]	4,424,246	Blackstone Group	180,000 [a]	2,467,800
Navistar International	63,910 [b]	2,645,874	Boston Properties	34,000 [c]	3,545,860
Perry Ellis International	131,930 [b]	3,031,751	Camden Property Trust	27,000 [c]	1,804,140
Stanley Black & Decker	45,000	2,789,100	Cathay General Bancorp	110,000	1,410,200
Starwood Hotels &			CNO Financial Group	364,930 [b]	2,346,500
Resorts Worldwide	75,000 [c]	3,342,000	Cohen & Steers	87,000	3,365,160
TiVo	840,000 [a,b]	8,904,000	Douglas Emmett	82,015 [c]	1,479,551
Ulta Salon, Cosmetics & Fragrance	60,000 [b]	3,544,800	East West Bancorp	80,000	1,335,200
United Rentals	130,000 [a,b]	2,168,400	Endurance Specialty Holdings	155,000	5,604,800
Vera Bradley	110,000 [a]	3,861,000	Enstar Group	30,454 [b]	3,135,544
Vitamin Shoppe	127,026 [b]	5,627,252	Forestar Group	235,185 [b]	2,960,979
WABCO Holdings	53,515 [b]	2,496,475	Host Hotels & Resorts	152,030 [c]	1,798,515
		105,207,428	Huntington Bancshares	596,700	3,001,401
Consumer Staples—2.5%			Inland Real Estate	370,000 [c]	3,000,700
Avon Products	120,000	2,707,200	KKR & Co.	110,000 [c]	1,408,000
Fresh Market	126,250 [a]	4,874,512	National Penn Bancshares	170,000	1,232,500
Primo Water	350,000 [a]	2,474,500	Signature Bank	65,000 [a,b]	3,614,650
Smart Balance	500,000 [b]	2,525,000	SL Green Realty	60,000 [a,c]	4,334,400
		12,581,212	SLM	170,000	2,334,100
Energy—8.3%			Strategic Hotels & Resorts	400,000 [b,c]	1,912,000
Brigham Exploration	148,360 [b]	4,317,276	SunTrust Banks	99,710	1,984,229
Cabot Oil & Gas	95,000	7,206,700	Webster Financial	139,320	2,521,692
Complete Production Services	86,000 [b]	2,499,160

The Funds	71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Financial (continued)			Industrials (continued)
Willis Group Holdings	75,000	2,934,750	Polypore International	54,000 [b]	3,330,180
Zions Bancorporation	102,000 [a]	1,778,880	Roper Industries	35,265	2,713,642
		68,026,661	TransDigm Group	48,000 [b]	4,409,280
Health Care—14.9%			Triumph Group	75,800 [a]	3,970,404
Achillion Pharmaceuticals	606,300 [a,b]	3,728,745			48,607,315
Amarin, ADR	1,200,000 [b]	13,812,000	Information Technology—15.8%
Cadence Pharmaceuticals	355,000 [a,b]	2,321,700	Altera	90,000	3,275,100
Cardiome Pharma	730,000 [b]	2,803,200	Ancestry.com	125,264 [a,b]	4,473,177
Endologix	375,000 [b]	3,570,000	Cypress Semiconductor	123,500 [b]	1,956,240
Health Management			F5 Networks	38,240 [b]	3,121,149
Associates, Cl. A	300,000 [b]	2,466,000	FARO Technologies	65,000 [b]	2,468,050
Healthcare Services Group	107,145 [a]	1,680,034	Fortinet	274,940 [b]	5,259,602
MAP Pharmaceuticals	679,290 [b]	9,510,060	GT Advanced Technologies	300,000 [a,b]	3,663,000
Medicis Pharmaceutical, Cl. A	111,700	4,345,130	Interactive Intelligence Group	80,000 [b]	2,585,600
Mednax	29,000 [b]	1,893,990	KIT Digital	270,000 [a,b]	2,988,900
Merit Medical Systems	365,800 [b]	5,322,390	Mitek Systems	96,900 [b]	1,061,055
NxStage Medical	220,000 [b]	4,045,800	NetSuite	80,000 [b]	2,572,000
Pharmacyclics	348,300 [a,b]	4,012,416	OmniVision Technologies	153,000 [a,b]	2,815,200
Pharmasset	30,000 [b]	3,939,600	ON Semiconductor	272,725 [b]	1,982,711
SXC Health Solutions	92,100 [b]	5,036,949	Opnet Technologies	64,485	2,224,732
Universal American	250,000	2,747,500	Rackspace Hosting	74,140 [b]	2,710,558
Universal Health Services, Cl. B	48,000	1,996,800	Riverbed Technology	176,730 [b]	4,379,369
Zoll Medical	60,000 [b]	2,680,800	Rovi	50,680 [b]	2,477,745
		75,913,114	Sourcefire	134,000 [a,b]	3,701,080
Industrials—9.5%			Super Micro Computer	120,000 [b]	1,645,800
AMETEK	116,317	4,545,668	Synchronoss Technologies	100,000 [a,b]	2,716,000
Atlas Air Worldwide Holdings	54,000 [a,b]	2,650,320	Teradata	68,800 [b]	3,602,368
BE Aerospace	96,810 [b]	3,371,892	Velti	240,000 [b]	2,270,400
Crane	88,900	3,756,025	Zagg	1,129,480 [a,b]	16,976,084
Flowserve	28,000	2,641,520			80,925,920
Gardner Denver	49,600	3,907,984	Materials—4.0%
Joy Global	31,500	2,628,675	Carpenter Technology	78,800	3,977,036
Kansas City Southern	65,455 [b]	3,545,043	CF Industries Holdings	25,000	4,570,500
KBR	94,935	2,852,797	Cliffs Natural Resources	28,440	2,356,254
LSB Industries	90,000 [b]	3,595,500	Globe Specialty Metals	154,585 [a]	2,589,299
Manpower	17,090	688,385

BNY Mellon Small/Mid Cap Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—5.2%	Shares	Value ($)
Materials (continued)			Registered
Kronos Worldwide	140,000	3,064,600	Investment Company;
Molycorp	70,000 [a,b]	3,956,400	Dreyfus Institutional
		20,514,089	Preferred Plus
			Money Market Fund
Telecommunications—3.4%			(cost $26,815,000)	26,815,000 [d]	26,815,000
Acme Packet	105,740 [b]	4,979,297
Aruba Networks	181,360 [a,b]	3,868,409	Investment of Cash Collateral
GeoEye	70,000 [b]	2,531,900	for Securities Loaned—16.0%
IPG Photonics	60,000 [b]	3,478,800	Registered
Logmein	74,500 [a,b]	2,328,125	Investment Company;
		17,186,531	Dreyfus Institutional Cash
			Advantage Fund
Utilities—3.0%
			(cost $81,958,309)	81,958,309 [d]	81,958,309
Cleco	110,600	3,929,618
ITC Holdings	61,460	4,650,064	Total Investments
Northeast Utilities	140,000	4,858,000	(cost $569,464,073)	116.5%	595,491,827
Wisconsin Energy	56,000	1,771,840	Liabilities, Less Cash
		15,209,522	and Receivables	(16.5%)	(84,472,891)
Total Common Stocks			Net Assets	100.0%	511,018,936
(cost $460,690,764)		486,718,518

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was $80,147,294 and the value of the collateral held by the fund was
$82,187,454, consisting of cash collateral of $81,958,309 and US Government and Agency securities valued at $229,145.
b Non-income producing security.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	21.2	Energy	8.3
Consumer Discretionary	20.6	Materials	4.0
Information Technology	15.8	Telecommunications	3.4
Health Care	14.9	Utilities	3.0
Financial	13.3	Consumer Staples	2.5
Industrials	9.5		116.5

† Based on net assets.
See notes to financial statements.

The Funds	73

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon International Fund
Common Stocks—97.3%	Shares	Value ($)		Shares	Value ($)
Australia—7.2%			France (continued)
Atlas Iron	863,310 [a]	3,589,819	GDF Suez	157,130	4,955,597
Australia & New Zealand			Lagardere	50,370	1,722,438
Banking Group	100,210	2,173,448	Sanofi	287,809	20,944,643
BHP Billiton	73,910	3,139,694	Societe Generale	231,692	7,774,765
Billabong International	506,115	1,861,075	Technip	31,890	3,113,231
BlueScope Steel	1,461,698	1,281,232	Total	409,372	19,991,095
Coca-Cola Amatil	526,310	6,627,399	Vivendi	267,040	6,507,791
Commonwealth Bank of Australia	87,570	4,513,763			99,198,517
Dexus Property Group	3,832,180	3,522,902	Germany—7.2%
National Australia Bank	286,927	7,275,156	Aixtron	72,423	1,623,468
Nufarm	755,887 [a]	3,094,652	Allianz	44,255	4,560,018
Primary Health Care	1,374,167	4,553,627	Bayer	76,403	4,926,783
Qantas Airways	1,008,220 [a]	1,692,042	Celesio	135,470	2,255,433
QBE Insurance Group	496,004	7,486,453	Commerzbank	1,256,010 [a]	3,732,991
Rio Tinto	48,610	3,768,249	Daimler	61,151	3,309,044
Spark Infrastructure Group	2,334,860 [b]	3,132,281	Deutsche Bank	90,228	3,660,887
Stockland	741,260	2,369,179	Deutsche Lufthansa	152,190	2,578,621
Toll Holdings	652,431	3,382,459	Deutsche Telekom	263,420	3,332,198
		63,463,430	E.ON	452,700	9,920,330
Belgium—.2%			Fresenius & Co.	35,890	3,715,105
Delhaize Group	30,077	2,016,828	Gerresheimer	61,320	2,906,829
China—.5%			Hannover Rueckversicherung	79,740	3,761,688
Foxconn International Holdings	5,658,000 [a]	2,812,340	Metro	98,480	4,340,171
Sands China	642,000 [a]	1,995,466	Muenchener
		4,807,806	Rueckversicherungs	29,250	3,818,122
Denmark—.2%			RWE	63,291	2,377,481
Carlsberg, Cl. B	25,840	1,938,249	SAP	63,030	3,440,601
Finland—1.5%					64,259,770
Nokia	1,412,289	9,129,342	Hong Kong—2.3%
Sampo, Cl. A	133,540	3,828,911	Esprit Holdings	3,680,543	10,328,977
		12,958,253	Hang Seng Bank	453,100	6,675,003
France—11.2%			Hongkong Land Holdings	299,000	1,734,200
Alstom	99,356	4,613,559	Pacific Basin Shipping	3,521,000	1,704,910
Arkema	30,530	2,370,423			20,443,090
BNP Paribas	86,890	4,477,180	Ireland—.4%
Carrefour	296,824	7,913,715	Dragon Oil	408,690	3,366,884
Credit Agricole	318,210	3,117,922	Israel—1.2%
EDF	146,880	4,498,350	Teva Pharmaceutical
France Telecom	376,743	7,197,808	Industries, ADR	255,282	10,558,463

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Italy—4.0%			Japan (continued)
Banco Popolare	315,380	540,931	NTN	657,000	3,269,126
Buzzi Unicem	83,295 [a]	835,176	Panasonic	529,500	5,594,430
Enel	1,432,050	6,994,240	Ricoh	604,800	5,450,072
ENI	147,194	2,960,203	Sekisui House	338,000	3,028,183
Finmeccanica	614,281	4,570,885	Seven & I Holdings	134,500	3,544,743
Saras	4,618,979 [a]	8,400,074	Shimachu	73,100	1,702,198
Telecom Italia	7,031,480	8,530,015	Shimizu	618,000	2,760,298
Unipol Gruppo Finanziario	4,632,597 [a]	2,214,681	Shin-Etsu Chemical	144,400	7,260,546
		35,046,205	Softbank	97,800	3,227,643
Japan—22.6%			Sumitomo Mitsui
Asahi Kasei	570,000	3,766,749	Financial Group	356,000	10,484,263
Astellas Pharma	66,200	2,488,228	Sumitomo Mitsui
Canon	103,000	4,835,902	Trust Holdings	2,284,940	7,699,027
CAPCOM	63,400	1,843,129	Taiyo Nippon Sanso	704,000	5,213,112
Central Japan Railway	630	5,232,859	Tokyo Electron	83,300	3,976,250
Daito Trust Construction	88,400	8,139,219	Tokyo Gas	519,000	2,379,117
East Japan Railway	97,100	5,801,652	Tokyo Steel Manufacturing	682,100	6,431,712
Fuji Heavy Industries	893,000	5,551,365	Toyo Suisan Kaisha	121,000	3,192,112
Fujitsu	656,000	3,306,987	Toyoda Gosei	207,200	3,712,660
Hitachi	1,352,000	7,292,360	Toyota Motor	279,200	9,969,085
INPEX	643	4,324,736	Yamada Denki	39,130	2,856,689
Kao	154,200	4,078,033			200,183,577
Keihin	256,200	4,761,298	Luxembourg—.3%
Kirin Holdings	188,000	2,489,643	ArcelorMittal	51,700	1,141,850
Matsumotokiyoshi Holdings	171,700	3,495,890	Subsea 7	55,679 [a]	1,294,341
Medipal Holdings	553,100	5,085,313			2,436,191
Miraca Holdings	63,800	2,695,481	Netherlands—3.6%
Mitsubishi	322,800	7,702,176	Aegon	796,542 [a]	3,583,718
Mitsubishi			Heineken	21,525	1,077,425
Chemical Holdings	163,000	1,136,764	ING Groep	449,960 [a]	3,894,345
Mitsubishi			Koninklijke Ahold	132,440	1,542,920
Tanabe Pharma	216,800	3,641,175	Koninklijke
Mitsubishi UFJ			Philips Electronics	620,827	13,136,412
Financial Group	1,941,100	8,720,627	Nutreco	27,720	1,887,448
NEC	871,000	1,774,533	Royal Dutch Shell, Cl. A	32,207	1,077,052
Nintendo	10,720	1,876,035	Unilever	168,830	5,715,056
Nippon Express	705,000	2,937,116			31,914,376
Nippon Shokubai	242,000	3,021,444	Norway—.7%
Nomura Holdings	580,500	2,433,597	Norsk Hydro	351,729	2,147,388

The Funds	75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Norway (continued)			Switzerland (continued)
TGS Nopec Geophysical	163,000	4,086,965	Zurich Financial Services	17,570 [a]	3,963,797
		6,234,353			63,914,933
Portugal—.2%			United Kingdom—20.0%
Jeronimo Martins	101,740	1,899,934	Aberdeen Asset Management	748,410	2,437,074
Singapore—1.3%			Anglo American	158,102	6,589,401
DBS Group Holdings	785,680	8,644,241	BAE Systems	856,767	3,828,839
United Overseas Bank	210,380	3,240,512	Barclays	1,237,210	3,429,275
		11,884,753	BP	1,640,968	10,720,380
Spain—2.1%			British American Tobacco	168,270	7,493,933
Banco Bilbao			British Land	440,500	3,854,187
Vizcaya Argentaria	734,543	6,687,640	BT Group	1,121,420	3,121,983
Banco Santander	476,390	4,393,403	Burberry Group	132,800	2,968,453
Gamesa Corp Tecnologica	592,574	3,581,117	easyJet	246,054 [a]	1,371,604
Inditex	22,290	1,898,752	Experian	427,150	4,878,010
Red Electrica	43,830	2,157,690	GlaxoSmithKline	386,060	8,212,776
		18,718,602	Home Retail Group	2,374,725	4,914,979
Sweden—3.1%			HSBC Holdings	1,911,402	16,649,486
Autoliv, SDR	32,970	1,856,073	Kingfisher	936,290	3,594,510
Husqvarna, Cl. B	457,969	2,394,019	Legal & General Group	1,069,530	1,822,974
Investor, Cl. B	163,840	3,229,520	Lonmin	284,398	6,061,630
Svenska Cellulosa, Cl. B	361,179	4,872,485	Man Group	562,890	2,046,773
Telefonaktiebolaget LM			Old Mutual	1,157,660	2,253,193
Ericsson, Cl. B	771,979	8,710,100	QinetiQ Group	917,065	1,847,439
Volvo, Cl. B	481,610	5,988,323	Reed Elsevier	312,718	2,553,401
		27,050,520	Resolution	897,304	3,880,359
Switzerland—7.2%			Rexam	543,570	3,122,728
ABB	312,330 [a]	6,697,354	Rio Tinto	152,950	9,439,733
Adecco	120,434 [a]	5,623,790	Royal Dutch Shell, Cl. A	316,449	10,607,717
Cie Financiere Richemont, Cl. A	32,900	1,909,862	Royal Dutch Shell, Cl. B	427,180	14,420,090
Lonza Group	51,800 [a]	3,410,052	Smith & Nephew	313,280	3,180,959
Nestle	58,975	3,652,593	Tesco	1,294,135	7,953,501
Novartis	222,106	12,951,245	Unilever	421,919	14,136,338
Partners Group Holding	11,590	1,970,379	Vodafone Group	1,930,822	5,046,221
Roche Holding	72,955	12,774,028	WPP	485,630	5,076,794
Transocean	53,990	3,000,152			177,514,740
UBS	549,779 [a]	7,961,681

BNY Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—.5%	Shares	Value ($)
United States—.3%			Registered
iShares MSCI EAFE Index Fund	48,580	2,602,431	Investment Company;
Total Common Stocks			Dreyfus
(cost $962,698,719)		862,411,905	Institutional Preferred
			Plus Money Market Fund
			(cost $4,200,000)	4,200,000 [c]	4,200,000
Preferred Stocks—1.3%
Germany			Total Investments
			(cost $976,726,495)	99.1%	877,821,279
ProSieben Sat.1 Media	242,000	4,832,074
Volkswagen	38,288	6,377,300	Cash and Receivables (Net)	.9%	7,785,700
Total Preferred Stocks			Net Assets	100.0%	885,606,979
(cost $9,827,776)		11,209,374

ADR—American Depository Receipts
SDR—Swedish Depository Receipts
a Non-income producing security.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, this security was valued at $3,132,281 or .4% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	22.4	Information Technology	6.3
Health Care	11.8	Utilities	4.1
Consumer Discretionary	11.5	Telecommunication Services	3.4
Industrial	10.5	Money Market Investment	.5
Energy	9.9	Exchange Traded Funds	.3
Consumer Staples	9.6
Materials	8.8		99.1

† Based on net assets.
See notes to financial statements.

The Funds	77

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Emerging Markets Fund
Common Stocks—91.1%	Shares	Value ($)		Shares	Value ($)
Brazil—10.4%			China (continued)
Banco Santander Brasil, ADS	1,677,290	16,135,530	China Life Insurance, Cl. H	5,771,000	14,498,194
Brasil Insurance			China Minsheng Banking, Cl. H	8,031,500	6,674,134
Participacoes e Administracao	99,100	1,182,800	China Petroleum & Chemical, ADR	34,178	3,367,217
Centrais Eletricas Brasileiras	1,217,603 [a]	12,467,447	China Petroleum & Chemical, Cl. H	19,834,000	19,589,828
Cia de Bebidas das Americas, ADR	216,700	7,723,188	China Railway Construction, Cl. H	8,274,500	4,399,832
Cia de Saneamento de Minas Gerais	122,300	2,404,667	China Railway Group, Cl. H	15,820,000	4,551,436
Cielo	31,906	819,747	Evergrande Real Estate Group	13,267,000	8,213,225
EDP—Energias do Brasil	165,800	3,982,783	Focus Media Holding, ADR	327,590 [a]	10,273,222
Embraer, ADR	86,240	2,198,258	Great Wall Motor, Cl. H	11,160,500	16,054,458
Fibria Celulose, ADR	676,100	6,693,390	Guangzhou Automobile Group, Cl. H	7,437,254	8,052,563
Fleury	774,600	11,191,532	Huaneng Power International, ADR	96,150	1,880,694
Gerdau, ADR	1,380,420	11,913,025	Huaneng Power International, Cl. H	24,248,200	11,896,983
Grendene	648,310	3,009,618	Industrial & Commercial
Itau Unibanco Holding, ADR	712,314	12,935,622	Bank of China, Cl. H	50,067,475	32,924,533
JBS	3,999,200 [a]	10,727,171	Maanshan Iron & Steel, Cl. H	8,202,000	2,886,452
Magnesita Refratarios	1,350,100 [a]	5,173,447	Mindray Medical International, ADR	373,630	9,733,061
Obrascon Huarte Lain Brasil	287,500	11,244,268	Perfect World, ADR	242,180 [a]	5,199,605
Petroleo Brasileiro, ADR	1,890,120	53,663,803	PetroChina, ADR	49,380	6,345,330
Porto Seguro	341,300	4,206,487	PetroChina, Cl. H	8,996,000	11,600,511
Redecard	922,500	14,197,657	Renhe Commercial Holdings	51,092,000	10,040,106
Rossi Residencial	2,025,600	15,523,789	Shanda Games, ADR	285,103 [a]	1,605,130
Tele Norte Leste Participacoes, ADR	821,676	10,763,956	Sinotrans, Cl. H	25,630,600	5,003,758
Tim Participacoes	2,182,365	13,325,327	Tencent Holdings	731,000	17,369,330
Tim Participacoes, ADR	131,486	4,094,474	TPV Technology	6,979,680	3,128,635
Vale, ADR	421,850	11,913,044	Weiqiao Textile, Cl. H	5,445,400	2,888,509
		247,491,030	WuXi PharmaTech, ADR	662,330 [a]	9,080,544
Chile—1.1%			Zhejiang Expressway, Cl. H	8,226,000	5,134,746
Cencosud	1,581,055	9,840,037			334,906,191
ENTEL	780,540	17,258,851	Czech Republic—.1%
		27,098,888	Komercni Banka	13,000	2,732,759
China—14.1%			Egypt—.3%
Baidu, ADR	83,470 [a]	12,168,257	Commercial International Bank	1,541,293	7,106,789
Bank of Communications, Cl. H	7,448,100	5,548,396	Hong Kong—7.0%
Beijing Capital International			BYD Electronic International	16,436,500 [a]	4,939,912
Airport, Cl. H	19,724,000	9,423,927	China Agri-Industries Holdings	20,634,519	19,267,383
Changyou.com, ADR	316,470 [a]	12,994,258	China Dongxiang Group	40,460,000	9,094,062
China Coal Energy, Cl. H	6,098,000	8,176,772	China Mobile	3,186,400	32,331,165
China Communications			China Mobile, ADR	250,020	12,793,523
Construction, Cl. H	26,531,000	19,218,819	China Power International
China Construction Bank, Cl. H	47,124,229	34,983,726	Development	25,880,920	5,684,206

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Hong Kong (continued)			India (continued)
China Shanshui			Sterlite Industries India	6,189,890	17,292,711
Cement Group	15,104,000	14,995,655	Sterlite Industries
China Vanadium			India, ADR	810	9,388
Titano-Magnetite Mining	29,709,000	8,814,425	Welspun	2,213,410	5,904,830
CNOOC	4,897,000	10,000,488			180,256,684
Cosco Pacific	966,000	1,322,599	Indonesia—2.1%
Country Garden Holdings	18,305,000	8,087,646	Aneka Tambang	8,213,000	1,809,497
Global Bio-Chem			Astra Agro Lestari	940,500	2,369,712
Technology Group	15,847,920	4,864,790	Bank Mandiri	10,821,500	8,687,129
Guangdong Investment	11,798,000	7,137,124	Bank Rakyat
Lonking Holdings	20,491,000	8,316,569	Indonesia Persero	17,346,500	13,315,314
NWS Holdings	4,664,532	6,602,123	Indofood Sukses Makmur	8,931,000	6,384,519
Shanghai Industrial Holdings	1,872,000	6,131,122	Indosat	10,414,500	6,407,609
Yingde Gases	5,550,500	5,524,943	Medco Energi Internasional	23,614,996	6,572,790
		165,907,735	Telekomunikasi Indonesia	4,442,400	3,774,452
Hungary—.6%					49,321,022
MOL Hungarian Oil and Gas	144,620 [a]	13,372,161	Malaysia—2.1%
Richter Gedeon	2,663	492,746	AMMB Holdings	7,327,500	15,573,701
		13,864,907	Genting	3,496,600	11,041,895
India—7.6%			Genting Malaysia	1,867,260	2,078,211
Apollo Tyres	5,785,710	7,429,961	Malayan Banking	1,895,168	5,540,015
Bank of India	483,210	3,243,436	Tenaga Nasional	8,347,412	14,691,221
Glenmark Pharmaceuticals	673,130	4,727,713			48,925,043
Hexaware Technologies	8,927,000	14,234,032	Mexico—2.2%
Hindustan Petroleum	360,390	2,897,536	America Movil, ADR, Ser. L	777,200	19,865,232
India Cements	5,352,845	7,788,070	Consorcio ARA	6,122,400	2,485,997
Jubilant Life Sciences	1,537,169	6,199,806	Desarrolladora Homex, ADR	312,160 [a]	6,480,442
Mahanagar Telephone Nigam	2,845,081 [a]	2,187,098	Fomento Economico
Mahanagar			Mexicano, ADR	227,750	15,696,530
Telephone Nigam, ADR	274,750 [a]	458,832	Grupo Financiero
NMDC	1,470,046	7,037,386	Banorte, Cl. O	1,812,300	7,336,801
Oil & Natural Gas	1,277,162	7,302,427	Industrias CH, Ser. B	345,300 [a]	1,109,637
Oriental Bank Of Commerce	716,694	4,832,511			52,974,639
Reliance Industries	1,757,732	29,870,403	Netherlands—.5%
Rolta India	2,691,050	5,811,322	VimpelCom, ADR	931,080	10,642,244
Shree Renuka Sugars	10,981,022	13,782,911	Peru—.4%
Sintex Industries	6,166,450	19,356,359	Credicorp	88,150	8,783,266
State Bank of India	200,070	8,575,422	Philippines—.1%
State Bank of India, GDR	76,760 [b]	7,292,215	Bank of the
Steel Authority of India	1,716,660	4,022,315	Philippine Islands	2,033,098	2,771,696

The Funds	79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Poland—.9%			South Korea (continued)
Asseco Poland	482,063	7,117,855	Hana Financial Group	282,500	9,519,497
Bank Pekao	73,050	3,753,572	Hite Brewery	65,141 [c]	6,041,319
KGHM Polska Miedz	184,190	11,185,718	Hyundai Development	265,650	6,212,652
		22,057,145	Hyundai Mobis	62,820	19,843,783
Russia—6.4%			Jinro	97,640	2,988,186
Gazprom, ADR	5,379,790	66,978,385	KB Financial Group	322,188	13,318,171
Lukoil, ADR	844,230	50,822,646	KB Financial Group, ADR	158,300	6,534,624
Magnitogorsk Iron &			Kolon Industries	85,437	9,089,469
Steel Works, GDR	435,630 [b,c]	3,471,971	Korea Electric Power	232,305	4,910,229
MMC Norilsk Nickel, ADR	106,069	2,663,393	Korea Electric Power, ADR	574,820 [a]	6,041,358
Mobile Telesystems, ADR	725,760	12,287,117	Korea Exchange Bank	1,686,310	12,755,797
Sberbank of Russia, ADR	1,381,560 [a]	15,976,036	KT&G	174,037	11,223,457
		152,199,548	KT, ADR	328,630	5,616,287
South Africa—9.3%			Kukdo Chemical	83,230	4,142,581
ABSA Group	683,370	13,630,268	LG Electronics	163,137	10,184,116
Anglo American Platinum	217,541	18,212,662	Mirae Asset Securities	96,780	3,683,056
ArcelorMittal South Africa	281,544	2,495,993	NongShim	38,879	8,709,829
Aveng	1,800,181	8,751,863	POSCO	35,043	13,286,679
Exxaro Resources	593,940	15,977,398	POSCO, ADR	39,010	3,711,411
FirstRand	4,112,080	11,889,077	Samsung Electronics	79,415	55,382,444
Growthpoint Properties	5,357,060	14,669,007	Samsung Fire &
JD Group	1,477,182	8,607,302	Marine Insurance	10,704	2,307,653
MTN Group	1,445,229	29,807,654	Shinsegae	9,604	2,876,204
Murray & Roberts Holdings	2,047,350	8,141,389	SK Chemicals	7,440	569,062
Nedbank Group	994,796	20,234,465	SK Telecom	39,489	5,737,259
Sappi	1,716,437 [a]	6,602,153	SK Telecom, ADR	531,580	8,547,806
Sasol	513,823	24,870,106	Tong Yang Life Insurance	724,960	8,833,932
Sasol, ADR	36,790	1,770,335	Woori Finance Holdings	920,350	10,222,756
Standard Bank Group	2,082,704	29,721,007	Youngone	384,018	6,497,188
Telkom	1,143,858	5,855,454	Youngone Holdings	39,666	1,609,915
		221,236,133	Yuhan	79,673	9,111,033
South Korea—12.7%					300,149,656
BS Financial Group	916,890 [a]	11,387,536	Taiwan—8.8%
DGB Financial Group	683,710 [a]	9,933,454	Advanced Semiconductor
Grand Korea Leisure	445,920	9,320,913	Engineering	7,297,694	6,540,617

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Taiwan (continued)			Thailand (continued)
Asia Cement	4,460,549	5,881,383	PTT Chemical	3,492,200	15,905,415
AU Optronics	7,228,000	3,438,405			32,663,978
AU Optronics, ADR	1,161,870	5,460,789	Turkey—1.6%
Catcher Technology	1,528,000	11,982,971	Asya Katilim Bankasi	2,894,690 [a]	3,241,175
Chinatrust Financial Holding	3,683,599	3,009,404	Ford Otomotiv Sanayi	746,620	4,963,679
CTCI	4,678,000	6,184,226	Turk Telekomunikasyon	3,305,270	15,112,009
E Ink Holdings	4,386,000	9,434,371	Turkcell Iletisim Hizmetleri	1,199,620 [a]	5,330,867
First Financial Holding	770,910	592,609	Turkcell Iletisim
Fubon Financial Holding	10,007,009	14,246,694	Hizmetleri, ADR	34,040 [a]	383,290
Grand Pacific Petrochemical	11,940,000	7,058,757	Turkiye Is Bankasi, Cl. C	3,808,481	9,794,665
Hon Hai Precision Industry	9,023,724	22,800,771			38,825,685
KGI Securities	8,434,765	3,779,863	United Kingdom—.4%
Nan Ya Printed Circuit Board	3,142,983	10,357,613	African Barrick Gold	877,846	7,787,654
Novatek Microelectronics	2,214,000	5,800,307	JKX Oil & Gas	784,702	2,387,110
Powertech Technology	2,703,200	6,494,874			10,174,764
Siliconware			United States—1.0%
Precision Industries	4,335,000	3,952,524	iShares MSCI Emerging
Siliconware Precision			Markets Index Fund	574,130	24,544,058
Industries, ADR	303,570	1,393,386	Total Common Stocks
SinoPac Financial Holdings	32,895,411	12,586,879	(cost $2,178,562,210)	2,162,779,867
Taishin Financial Holdings	20,982,875	9,475,367
Taiwan Semiconductor			Preferred Stocks—5.4%
Manufacturing	3,227,517	7,721,253	Brazil
Taiwan Semiconductor			Banco Bradesco	1,122,356	19,846,926
Manufacturing, ADR	2,066,567	24,736,807
			Banco do Estado do
Tatung	8,777,216 [a]	3,782,044	Rio Grande do Sul	1,240,100	13,694,929
Transcend Information	2,787,040	6,388,878	Bradespar	473,700	10,519,062
United Microelectronics	21,495,397	8,373,050	Cia de Bebidas das Americas	248,000	8,622,903
United Microelectronics, ADR	504,000	1,002,960	Cia de Tecidos do Norte
Young Fast Optoelectronics	1,921,271	5,669,205	de Minas—Coteminas	721,960	1,496,619
		208,146,007	Cia Paranaense de
Thailand—1.4%			Energia, Cl. B	1,039,600	22,856,963
Asian Property Development	34,768,720	6,780,097	Gerdau	81,600	697,129
Bangkok Bank	1,207,700	6,315,460	Itau Unibanco Holding	128,000	2,319,744
Kasikornbank	946,500	3,663,006	Petroleo Brasileiro	1,259,400	16,455,506

The Funds	81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)
Preferred Stocks (continued)	Shares	Value ($)	Other Investment—1.2%	Shares	Value ($)
Brazil (continued)			Registered
Randon Participacoes	1,120,100	7,338,805	Investment Company;
Vale, Cl. A	997,600	25,474,238	Dreyfus Institutional Preferred
Total Preferred Stocks			Plus Money Market Fund
(cost $109,884,698)		129,322,824	(cost $27,500,000)	27,500,000 [d] 27,500,000
			Total Investments
Rights—.0%			(cost $2,316,140,112)	97.7%	2,319,618,953
Taiwan			Cash and Receivables (Net)	2.3%	54,641,681
First Financial			Net Assets	100.0%	2,374,260,634
(cost $193,204)	262,088 [a]	16,262

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts
a Non-income producing security.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, these securities were valued at $10,764,186 or .5% of net assets.
c The valuation of these securities have been determined in good faith by management under the direction of the Board of Directors.At August 31, 2011, the value of these securities have amounted to $9,513,290 or .4% of net assets.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	24.4	Industrial	5.1
Energy	14.3	Utilities	3.7
Information Technology	12.5	Health Care	2.1
Materials	11.9	Money Market Investment	1.2
Telecommunication Services	9.4	Exchange Traded Funds	1.0
Consumer Discretionary	6.6	Telecommunications	.2
Consumer Staples	5.3		97.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon International Appreciation Fund
Common Stocks—99.4%	Shares	Value ($)		Shares	Value ($)
Consumer Discretionary—10.5%			Consumer Staples—11.5%
Adidas, ADR	11,075	386,628	Aeon, ADR	79,968	1,001,999
Bridgestone, ADR	14,362	641,263	Ajinomoto, ADR	4,423	521,714
British Sky Broadcasting Group, ADR	13,695	585,461	British American Tobacco, ADR	8,300	743,763
Casio Computer, ADR	4,290	272,087	Coca Cola Hellenic Bottling, ADR	11,185 [a]	242,155
Compass Group, ADR	42,121	381,195	Coca-Cola Amatil, ADR	65,681	1,664,357
Daimler	31,607	1,704,882	Danone, ADR	76,602	1,054,044
Denso, ADR	46,288	742,922	Delhaize Group, ADR	14,473	971,862
Electrolux, Cl. B, ADR	12,867	431,044	Diageo, ADR	11,998	962,959
Fiat, ADR	39,395	248,188	Foster’s Group, ADR	120,506	637,477
Hennes & Mauritz, ADR	170,906	1,063,035	Heineken, ADR	18,509	464,206
Honda Motor, ADR	43,548	1,414,004	Henkel & Co., ADR	13,772	813,925
Intercontinental Hotels Group, ADR	25,633	437,812	Imperial Tobacco Group, ADR	13,287	879,599
Kingfisher, ADR	66,928	511,330	J. Sainsbury, ADR	14,245	276,068
LVMH Moet Hennessy			Kao, ADR	22,970	606,408
Louis Vuitton, ADR	38,319	1,299,780	Kirin Holdings, ADR	35,382	471,288
Marks & Spencer Group, ADR	33,455	345,256	Koninklijke Ahold, ADR	35,754	415,461
Marui Group, ADR	32,401	502,539	L’Oreal, ADR	44,914	979,574
Mediaset, ADR	18,320	212,512	Nestle, ADR	91,655	5,689,484
Nissan Motor, ADR	52,962	973,971	Sabmiller, ADR	24,142	875,148
Panasonic, ADR	43,520	462,618	Shiseido, ADR	22,862	435,064
Pearson, ADR	21,712	392,336	Tesco, ADR	75,521	1,405,446
Peugeot, ADR	12,756	391,227	Unilever (NY Shares)	25,103	853,502
Publicis Groupe, ADR	42,032	990,694	Unilever, ADR	15,990	539,503
Reed Elsevier, ADR	10,831	356,232	Yamazaki Baking, ADR	5,023	735,682
Sega Sammy Holdings, ADR	109,384	627,864			23,240,688
Sharp, ADR	40,118	332,578	Energy—8.6%
Sodexo, ADR	11,162	832,802	BG Group, ADR	12,387	1,348,201
Sony, ADR	29,922	656,788	BP, ADR	78,395	3,087,979
Sumitomo Electric Industries, ADR	3,702	491,373	ENI, ADR	40,675	1,637,982
Toyota Motor, ADR	34,148	2,453,192	Repsol, ADR	29,557	851,833
Volkswagen, ADR	11,000	331,100	Royal Dutch Shell, Cl. A, ADR	43,798	2,936,656
Wolters Kluwer, ADR	11,972	226,750	Royal Dutch Shell, Cl. B, ADR	39,993	2,698,728
WPP, ADR	8,629	451,901	Statoil, ADR	32,955	793,886
		21,151,364

The Funds	83

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy (continued)			Financial (continued)
Technip, ADR	14,012	343,714	Intesa Sanpaolo, ADR	146,334	1,423,830
Total, ADR	59,569	2,921,264	Legal & General Group, ADR	92,800	806,432
Woodside Petroleum, ADR	21,015	788,063	Lend Lease Group, ADR	184,716	1,661,705
		17,408,306	Lloyds Banking Group, ADR	191,480 [a]	417,426
Financial—21.8%			Mitsubishi Estate, ADR	3,600	592,632
Aegon (NY Shares)	99,300 [a]	449,829	Mitsubishi UFJ Financial Group, ADR	151,092	679,914
Ageas, ADR	140,757	292,775	Mizuho Financial Group, ADR	109,542	331,912
Allianz, ADR	154,170	1,587,951	MS&AD Insurance
Alpha Bank, ADR	55,424 [a]	47,110	Group Holdings, ADR	41,902	490,253
Australian & New Zealand			National Australia Bank, ADR	65,803	1,687,189
Banking Group, ADR	84,598	1,853,542	National Bank of Greece, ADR	136,731	120,323
AXA, ADR	72,000	1,144,800	Nomura Holdings, ADR	119,257	499,687
Banco Bilbao Vizcaya			ORIX, ADR	10,179	462,941
Argentaria, ADR	106,198	965,340	Prudential, ADR	60,650	1,220,278
Banco Santander, ADR	186,227	1,728,187	Shinsei Bank, ADR	57,546	139,261
Bank of Yokohama, ADR	8,083	402,614	Shizuoka Bank, ADR	3,560	350,088
Barclays, ADR	69,444	775,689	Sino Land, ADR	37,855	293,755
BNP Paribas, ADR	49,361	1,270,059	Social Generale, ADR	107,745	726,201
British Land, ADR	39,676	343,991	Sumitomo Mitsui
Capitaland, ADR	32,796	140,367	Financial Group, ADR	112,296	659,178
Cheung Kong Holdings, ADR	50,143	699,495	Sumitomo Mitsui
City Developments, ADR	87,591	734,389	Trust Holdings, ADR	113,140 [a]	383,545
Commerzbank, ADR	37,925	116,051	Sun Hung Kai Properties, ADR	45,037	630,518
Commonwealth			Tokio Marine Holdings, ADR	21,055	572,064
Bank of Australia, ADR	13,623 [b]	2,110,526	Tokyu Land, ADR	10,001	408,044
Credit Agricole, ADR	22,091	108,246	UBS	106,851 [a]	1,547,202
Credit Suisse Group, ADR	34,774	998,014	United Overseas Bank, ADR	24,700	752,856
Daiwa House Industry, ADR	4,061	505,595	Westfield Group, ADR	28,114	493,401
Daiwa Securities Group, ADR	89,390	356,666	Westpac Banking, ADR	13,323	1,478,986
Danske Bank, ADR	27,008	198,509	Zurich Financial Services, ADR	49,197 [a]	1,110,868
Deutsche Bank	28,183	1,140,566			44,174,493
Erste Group Bank, ADR	4,433	80,902	Health Care—9.2%
Hachijuni Bank, ADR	2,799	154,729	AstraZeneca, ADR	31,412	1,489,557
Hang Seng Bank, ADR	32,669	484,155	Bayer, ADR	23,630	1,520,354
HSBC Holdings, ADR	81,278	3,540,470	Cie Generale d’Opitique Essilor
Hysan Development, ADR	89,301	726,821	International, ADR	15,084	576,209
ING Groep, ADR	146,569 [a]	1,276,616	Eisai, ADR	28,123	1,204,227

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares	Value ($)		shares	value ($)
Health Care (continued)			Industrial (continued)
Elan, ADR	9,218 [a]	98,356	Marubeni, ADR	5,423	343,005
Fresenius Medical Care & Co., ADR	6,975	474,719	Metso, ADR	18,812	713,539
GlaxoSmithKline, ADR	53,399	2,287,079	Mitsubishi, ADR	10,957	529,771
Novartis, ADR	37,887	2,214,874	Mitsui & Co., ADR	2,811	964,257
Novo Nordisk, ADR	11,515	1,228,190	MTR, ADR	10,662	361,442
Olympus, ADR	62,140	1,814,488	Neptune Orient Lines, ADR	105,500	405,415
Roche Holding, ADR	67,516	2,953,825	Nidec, ADR	25,281	555,424
Sanofi, ADR	48,739	1,782,385	Nippon Yusen, ADR	60,373	360,427
Smith & Nephew, ADR	5,293	269,784	NSK, ADR	36,210	575,377
Teva Pharmaceutical			Orkla, ADR	26,607	224,829
Industries, ADR	17,900	740,344	PostNL, ADR	18,567	108,803
		18,654,391	Rolls-Royce Group, ADR	14,497	752,539
Industrial—11.8%			Ryanair Holdings, ADR	160	4,227
ABB, ADR	60,572 [a]	1,288,366	Sandvik, ADR	50,376	672,268
Air France, ADR	40,458 [a]	398,511	Secom, ADR	37,120	430,592
All Nippon Airways, ADR	79,722	527,520	Siemens, ADR	21,311	2,199,295
Asahi Glass, ADR	66,076	646,223	SKF, ADR	38,690	913,084
Atlas Copco, Cl. A, ADR	19,547	441,176	Sumitomo, ADR	28,536	372,966
Atlas Copco, Cl. B, ADR	47,220	945,344	Swire Pacific, Cl. A, ADR	43,906	583,072
Bae Systems, ADR	121	2,180	TNT Express NV,ADR	18,567	172,673
Dai Nippon Printing, ADR	30,828	319,995	Toppan Printing, ADR	7,981	296,404
Deutsche Lufthansa, ADR	34,416	583,695	TOTO, ADR	4,089	330,457
European Aeronautic Defence			Vestas Wind Systems, ADR	708 a	4,921
and Space, ADR	19,043	600,235	Volvo, ADR	65,152	813,097
Experian, ADR	32,340	368,676			23,873,558
Hutchison Whampoa, ADR	23,325	442,009	Information
International Consolidated			Technology—4.4%
Airlines Group, ADR	22,962 [a]	327,668	Advantest, ADR	17,445	226,262
Invensys, ADR	88,290	393,773	Canon, ADR	29,197	1,379,266
ITOCHU, ADR	29,705	638,658	Computershare, ADR	47,642	392,094
Kajima, ADR	12,417	392,953	Dassault Systemes, ADR	6,885	557,685
Kawasaki Heavy Industries, ADR	38,754	464,219	Fujifilm Holdings, ADR	19,819	478,629
Keppel, ADR	41,187	631,809	Fujitsu, ADR	13,602	341,954
Komatsu, ADR	34,788	930,579	Hitachi, ADR	11,435	619,320
Koninklijke Philips Electronics			Kyocera, ADR	4,712	435,389
(NY Shares)	11,842	250,695
			Mitsubishi Electric, ADR	38,575	776,129
Kubota, ADR	14,271	591,390

The Funds	85

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Information Technology (continued)			Materials (continued)

NICE Systems, ADR	4,300 [a]	134,203	Teijin, ADR	14,424	552,666

Nokia, ADR	93,814	604,162	Toray Industries, ADR	8,528	646,849

Omron, ADR	21,660	513,992	UPM-Kymmene, ADR	39,622	521,822

Ricoh, ADR	4,031	182,685			21,481,219

Sage Group, ADR	16,187	262,068	Telecommunications—6.3%

SAP, ADR	20,862	1,137,188	Alcatel-Lucent, ADR	87,481 [a]	320,180

TDK, ADR	8,571	376,095	BT Group, ADR	23,103	645,960

Trend Micro, ADR	12,337	387,505	Deutsche Telekom, ADR	61,534	786,405

		8,804,626	France Telecom, ADR	38,702	707,860

Materials—10.6%			Hellenic Telecommunications

Air Liquide, ADR	36,988	960,948	Organization, ADR	7,159	22,264

Akzo Nobel, ADR	5,605	285,351	Koninklijke KPN, ADR	40,229	568,033

Alumina, ADR	49,520	378,828	Nippon Telegraph & Telephone, ADR	15,682	367,272

Amcor, ADR	26,296	752,854	NTT DOCOMO, ADR	36,465	666,216

Anglo American, ADR	79,594	1,651,576	Portugal Telecom, ADR	17,340	149,297

ArcelorMittal (NY Shares)	12,405	272,538	Singapore

Asahi Kasei, ADR	17,985	237,222	Telecommunications, ADR	23,960	617,928

BASF, ADR	19,396	1,381,189	Swisscom, ADR	7,236	324,390

BHP Billiton, ADR	55,938	4,287,965	Telecom Corp of New Zealand, ADR	13,228	144,317

Boral, ADR	24,621	389,189	Telecom Italia, ADR	50,766	586,977

CRH, ADR	553	9,954	Telefonaktiebolaget
			LM Ericsson, ADR	64,904	727,574
James Hardie Industries, ADR	15,724 [a]	502,225
			Telefonica, ADR	98,128	2,045,969
Johnson Matthey, ADR	6,130	340,356
			Telenor, ADR	6,496	325,644
Kobe Steel, ADR	52,450	486,983
			Telstra, ADR	30,948	502,286
Koninklijke DSM, ADR	9,446	118,169
			Vodafone Group, ADR	120,224	3,166,700
Lafarge, ADR	18,820	194,975
					12,675,272
Newcrest Mining, ADR	15,539	665,069
			Utilities—4.7%
Nippon Steel, ADR	21,965	657,773
			Centrica, ADR	44,440	871,913
Nisshin Steel, ADR	6,880	268,110
			CLP Holdings, ADR	34,613	317,055
Nitto Denko, ADR	15,310	593,263
			E.ON, ADR	51,294	1,125,390
Norsk Hydro, ADR	40,233	245,019
			Enel, ADR	133,407	644,356
OJI Paper, ADR	848	45,244
			Energias de Portugal, ADR	11,130	362,504
Rexam, ADR	12,136	350,730
			GDF Suez, ADR	36,436	1,148,827
Rio Tinto, ADR	38,400	2,348,544
			Hong Kong & China Gas, ADR	280,559	648,091
Stora Enso, ADR	38,934	285,776
			Iberdrola, ADR	49,223	1,454,047
Sumitomo Metal Industries, ADR	22,929	485,178
			International Power, ADR	3,394	186,738
Svenska Cellulosa, ADR	38,119	514,225
			National Grid, ADR	13,708	695,270
Syngenta, ADR	16,595 [a]	1,050,629

BNY Mellon International Appreciation Fund (continued)

				Principal
Common Stocks (continued)	Shares	Value ($)	Short-Term Investment—.1%	Amount ($)	Value ($)

Utilities (continued)			U.S. Treasury Bills;
RWE, ADR	21,130	793,643	0.04%, 9/22/11
Scottish & Southern Energy, ADR	26,482	561,683	(cost $124,997)	125,000 [c]	124,999

United Utilities Group, ADR	14,047	274,478	Total Investments
Veolia Enviroment, ADR	25,277	422,884	(cost $262,477,506)	99.5%	201,095,795
		9,506,879
			Cash and Receivables (Net)	.5%	1,045,207
Total Common Stocks
(cost $262,352,509)		200,970,796	Net Assets	100.0%	202,141,002

ADR—American Depository Receipts

a Non-income producing security.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, these securities were valued at $2,110,526 or 1.04% of net assets.
c Held by a broker as collateral for open financial futures positions.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	21.8	Energy	8.6
Industrial	11.8	Telecommunications	6.3
Consumer Staples	11.5	Information Technology	4.4
Materials	10.6	Utilities	4.7
Consumer Discretionary	10.5	Short-Term Investment	.1
Health Care	9.2		99.5

† Based on net assets.
See notes to financial statements.

The Funds	87

STATEMENT OF FINANCIAL FUTURES
August 31, 2011

		Market Value
BNY Mellon	Number of	Covered by		Unrealized
International Appreciation Fund	Contracts	Contracts ($)	Expiration	(Depreciation) ($)
Financial Futures Long
DJ Euro Stoxx 50	9	296,837	September 2011	(22,015)
FTSE 100	3	262,292	September 2011	(1,764)
SPI 200 Futures	1	114,618	September 2011	(5,593)
TOPIX	2	201,384	September 2011	(8,219)
Gross Unrealized Depreciation				(37,591)

See notes to financial statements.

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Asset Allocation Fund
	Coupon	Maturity	Principal
Bonds and Notes—38.5%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./Auto Receivables—1.0%
Ally Auto Receivables Trust, Ser. 2010-3, Cl. A4	1.55	8/17/15	300,000	305,753
Americredit Automobile Receivables Trust, Ser. 2010-3, Cl. A3	1.14	4/8/15	650,000	652,884
Americredit Automobile Receivables Trust, Ser. 2011-3, Cl. A3	1.17	1/8/16	485,000	486,491
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	63,595	63,605
Harley-Davidson Motorcycle Trust, Ser. 2009-2, Cl. A3	2.62	3/15/14	998,274	1,004,080
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/15/13	75,797	76,321
Nissan Auto Receivables Owner Trust, Ser. 2010-A, Cl. A4	1.31	9/15/16	360,000	363,928
World Omni Auto Receivables Trust, Ser. 2011-A, Cl. A3	1.11	5/15/15	655,000	657,856
				3,610,918
Automotive, Trucks & Parts—.2%
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	750,000	844,716
Banks—3.0%
Bank of America, Sub. Notes	5.49	3/15/19	2,520,000	2,378,215
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	1,415,000	1,460,886
BBVA US Senior, Gtd. Notes	3.25	5/16/14	600,000	585,732
Citigroup, Sub. Notes	5.00	9/15/14	780,000	801,537
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	470,000	515,516
Cooperatieve Centrale
Raiffeisen-Boerenleenbank, Bank Gtd. Notes	5.25	5/24/41	665,000	704,635
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	835,000	794,955
JPMorgan Chase & Co., Sub. Notes	5.13	9/15/14	760,000	807,247
Lloyds TSB Bank, Bank Gtd. Notes	6.38	1/21/21	900,000	940,585
Morgan Stanley, Sub. Notes	4.75	4/1/14	1,090,000	1,105,991
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	1,100,000	1,115,882
				11,211,181
Commercial & Professional Services—.3%
Seminole Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	870,000 [a]	872,639
Seminole Tribe of Florida, Notes	7.75	10/1/17	105,000 [a]	107,100
				979,739
Commercial Mortgage Pass-Through Ctfs.—.2%
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5, Cl. A3	4.57	7/11/42	241,249	241,095
GE Capital Commercial Mortgage, Ser. 2004-C3, Cl. A3	4.87	7/10/39	140,211 [b]	140,418
GMAC Commercial Mortgage Securities, Ser. 2001-C2, Cl. B	6.79	4/15/34	380,000	379,365
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2004-C1, Cl. A2	4.30	1/15/38	20,293	20,570
LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Cl. A2	4.06	9/15/27	25,004 [b]	25,009
Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Cl. A1	4.04	2/15/35	14,670	14,651
				821,108

The Funds	89

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial Services—1.4%
Blackrock, Sr. Unscd. Notes	6.25	9/15/17	710,000	835,974
General Electric Capital, Sub. Notes	5.30	2/11/21	280,000	298,714
General Electric Capital, Notes	5.63	9/15/17	1,120,000	1,245,824
HSBC Finance, Sr. Sub Notes	6.68	1/15/21	1,042,000 [a]	1,008,937
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	840,000	892,894
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	790,000	839,345
				5,121,688
Electric Utilities—.3%
Hydro-Quebec, Gtd. Notes	2.00	6/30/16	530,000 [c]	542,812
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	510,000	563,751
				1,106,563
Entertainment—.2%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	289,000 [a]	286,919
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	362,000 [a]	359,394
				646,313
Food & Beverages—.5%
General Mills, Sr. Unscd. Notes	5.65	2/15/19	195,000	230,015
Kraft Foods, Sr. Unscd. Notes	5.38	2/10/20	1,020,000	1,160,510
Pepsico, Sr. Unscd. Notes	4.50	1/15/20	570,000	641,976
				2,032,501
Foreign/Governmental—.4%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	825,000	952,875
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	185,000	214,323
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	330,000	367,002
				1,534,200
Health Care—.1%
Thermo Fisher Scientific, Sr. Unscd. Notes	2.25	8/15/16	475,000	479,932
Industrials—.2%
CRH America, Gtd. Notes	5.30	10/15/13	605,000	640,072
Manufacturing—.3%
Tyco International Finance, Gtd. Notes	3.38	10/15/15	900,000	945,726
Media & Telecommunications—2.2%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	190,000	204,312
AT&T, Sr. Unscd. Notes	5.88	8/15/12	695,000	727,817
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	640,000	741,723
Comcast, Gtd. Notes	5.90	3/15/16	1,015,000	1,177,422
News America, Gtd. Notes	6.15	3/1/37	250,000	262,667
Rogers Communications, Gtd. Notes	6.38	3/1/14	530,000	596,411
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	1,080,000	1,105,784

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media & Telecommunications (continued)
Time Warner Cable, Gtd. Notes	4.13	2/15/21	1,215,000 [c]	1,222,540
Time Warner, Gtd. Notes	3.15	7/15/15	700,000	728,995
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	1,145,000	1,330,069
				8,097,740
Municipal Bonds—1.9%
California, GO (Build America Bonds)	7.30	10/1/39	1,350,000	1,588,869
Illinois, GO	4.42	1/1/15	440,000	463,250
Los Angeles Community College District,
GO (Build America Bonds)	6.75	8/1/49	1,275,000	1,604,256
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	525,000	571,027
New Jersey Turnpike Authority,
Turnpike Revenue (Build America Bonds)	7.10	1/1/41	750,000	948,623
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	495,000	547,851
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	825,000	840,271
University of California Regents,
General Revenue (Build America Bonds)	1.99	5/1/13	365,000	371,942
				6,936,089
Oil & Gas—.5%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	700,000	746,791
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	675,000	726,300
Shell International Finance, Gtd. Notes	3.10	6/28/15	250,000	265,927
				1,739,018
Property & Casualty Insurance—.4%
MetLife, Sr. Unscd. Notes	7.72	2/15/19	535,000	658,205
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	805,000	861,955
				1,520,160
Real Estate—.3%
Boston Properties, Sr. Unscd Notes	4.13	5/15/21	565,000	553,254
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	685,000	754,939
				1,308,193
Software—.3%
Oracle, Sr. Unscd. Notes	5.75	4/15/18	1,060,000	1,271,117
U.S. Government Agencies—.4%
Federal Home Loan Banks, Bonds	3.63	10/18/13	470,000	502,238
Federal National Mortgage Association, Notes	4.38	7/17/13	775,000 [d]	832,942
				1,335,180

The Funds	91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies/			U.S. Government Securities (continued)
Mortgage-Backed—12.1%			U.S. Treasury Notes (continued):
Federal Home Loan Mortgage Corp.:			1.38%, 5/15/13	140,000	142,850
4.00%, 11/1/40—1/1/41	2,615,005 [d]	2,714,361	1.50%, 6/30/16	390,000	401,152
4.50%, 3/1/21—12/1/40	3,189,297 [d]	3,396,917	1.50%, 7/31/16	1,750,000 [c]	1,798,942
5.00%, 6/1/28—7/1/40	2,932,596 [d]	3,167,651	1.75%, 7/31/15	2,140,000	2,236,465
5.50%, 12/1/37—12/1/38	3,003,587 [d]	3,292,054	2.13%, 8/15/21	1,750,000 [c]	1,735,505
6.00%, 12/1/37—6/1/39	1,879,630 [d]	2,087,128	2.25%, 7/31/18	1,500,000	1,571,603
6.50%, 4/1/39	1,128,073 [d]	1,271,956	4.25%, 8/15/13	2,710,000	2,924,261
Federal National Mortgage Association:			4.25%, 11/15/13	1,065,000	1,159,519
3.50%, 1/1/26—8/1/26	2,797,560 [d]	2,925,224			45,446,075
4.00%, 9/1/24—2/1/41	4,155,020 [d]	4,367,240	Total Bonds and Notes
4.50%, 3/1/23—4/1/41	7,158,155 [d]	7,605,170	(cost $135,857,698)		142,544,208
5.00%, 12/1/21—2/1/41	3,169,038 [d]	3,427,603
5.50%, 2/1/38—5/1/38	2,711,310 [d]	2,981,786
6.00%, 4/1/33—10/1/38	2,993,847 [d]	3,340,119	Common Stocks—33.2%	Shares	Value ($)
6.50%, 10/1/36—1/1/39	1,437,478 [d]	1,620,620	Consumer Discretionary—3.3%
REMIC,Ser. 2003-64, Cl. BC,			Amazon.com	7,480 [f]	1,610,369
5.50%, 3/25/30	658,123 [d]	681,231
			Carnival	51,450	1,699,393
Government National
			CBS, Cl. B	40,410	1,012,270
Mortgage Association I
5.00%, 11/15/34—3/15/36	1,837,683	2,036,919	DIRECTV, Cl. A	37,300 [f]	1,640,081
		44,915,979	Mattel	61,740 [c]	1,658,954
U.S. Government			McDonald’s	20,890	1,889,709
Securities—12.3%			Melco Crown
U.S. Treasury Inflation			Entertainment, ADR	46,030 [f]	598,390
Protected Securities:			Omnicom Group	52,470	2,127,659
Bonds, 2.38%, 1/15/27	1,449,532 [e]	1,808,631			12,236,825
Notes, 0.63%, 7/15/21	1,191,833 [e]	1,247,234	Consumer Staples—3.7%
Notes, 1.38%, 7/15/18	1,146,235 [e]	1,284,678
			Coca-Cola Enterprises	48,950	1,351,999
Notes, 1.38%, 1/15/20	965,571 [e]	1,081,741
Notes, 2.38%, 1/15/17	1,449,532 [e]	1,685,648	ConAgra Foods	40,620	991,940
U.S. Treasury Notes:			Hansen Natural	6,900 [f]	588,708
0.50%, 10/15/13	1,650,000	1,660,184	Kimberly-Clark	25,860	1,788,478
0.63%, 7/15/14	1,250,000 [c]	1,261,621	Lorillard	5,380 [c]	599,440
0.75%, 3/31/13	3,000,000	3,027,318	PepsiCo	61,070	3,934,740
0.75%, 8/15/13	3,000,000	3,033,048
			Unilever, ADR	109,040 [c]	3,679,010
0.75%, 9/15/13	1,550,000 [c]	1,567,196
0.75%, 12/15/13	470,000	475,765	Walgreen	16,944	596,598
0.75%, 6/15/14	1,250,000 [c]	1,266,211			13,530,913
1.00%, 1/15/14	1,000,000 [c]	1,018,516	Energy—3.8%
1.00%, 5/15/14	1,000,000 [c]	1,019,927	Anadarko Petroleum	21,880	1,613,650
1.13%, 12/15/12	4,030,000	4,080,375
			Apache	11,750	1,211,073
1.25%, 2/15/14	2,180,000	2,233,990
1.25%, 3/15/14	4,080,000	4,184,554	Chevron	31,810	3,146,327
1.25%, 4/15/14	1,500,000	1,539,141	ENSCO, ADR	27,060	1,305,916

BNY Mellon Asset Allocation Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
Energy (continued)			Industrial (continued)
Halliburton	34,610 [c]	1,535,646	Norfolk Southern	19,030	1,287,950
Hess	25,570	1,517,324	Owens Corning	19,290 [f]	560,567
National Oilwell Varco	34,900	2,307,588	Thomas & Betts	14,820 [f]	647,338
Occidental Petroleum	12,690	1,100,731	Tyco International	19,062	792,598
TransCanada	10,050	433,657			10,586,079
		14,171,912	Information Technology—6.5%
Exchange Traded Funds—.4%			Alliance Data Systems	6,800 [c,f]	635,188
Standard & Poor’s Depository			Apple	15,460 [f]	5,949,472
Receipts S&P 500 ETF Trust	12,970 [c]	1,585,193	BMC Software	20,730 [f]	841,845
Financial—4.0%			Electronic Arts	73,380 [c,f]	1,656,920
American Express	31,880	1,584,755	EMC	76,130 [f]	1,719,777
Bank of America	103,510	845,677	F5 Networks	10,270 [c,f]	838,237
Capital One Financial	52,510 [c]	2,418,086	Google, Cl. A	1,500 [f]	811,440
Citigroup	50,286	1,561,380	Informatica	15,260 [f]	637,563
Discover Financial Services	28,940	728,130	International Business Machines	10,840	1,863,504
Hartford Financial Services Group	51,810	991,643	NetApp	69,110 [f]	2,599,918
JPMorgan Chase & Co.	30,042	1,128,378	Oracle	66,820	1,875,637
Lincoln National	62,720	1,301,440	QUALCOMM	45,310	2,331,653
MetLife	30,930	1,039,248	Riverbed Technology	34,200 [c,f]	847,476
Wells Fargo & Co.	120,990	3,157,839	Teradata	30,905 [f]	1,618,186
		14,756,576			24,226,816
Health Care—4.9%			Materials—.6%
Allscripts Healthcare Solutions	48,950 [c,f]	878,897	CF Industries Holdings	4,850	886,677
Baxter International	49,110	2,749,178	E.I. du Pont de Nemours & Co.	30,900	1,491,543
CIGNA	37,880	1,770,511			2,378,220
Covidien	41,952	2,189,055	Telecommunication Services—.9%
McKesson	17,330	1,385,187	AT&T	113,387	3,229,262
Pfizer	151,170	2,869,207	Utilities—2.2%
Sanofi, ADR	38,480	1,407,214	Exelon	31,370	1,352,674
St. Jude Medical	27,240	1,240,510	NextEra Energy	76,070	4,314,690
Warner Chilcott, Cl. A	59,420	1,013,705	PPL	82,930 [c]	2,395,018
Watson Pharmaceuticals	15,290 [f]	1,026,265			8,062,382
Zimmer Holdings	26,380 [f]	1,500,758	Total Common Stocks
		18,030,487	(cost $109,980,435)		122,794,665
Industrial—2.9%
Caterpillar	7,240	658,840	Other Investments—27.7%
Cummins	13,930	1,294,376
			Registered Investment Companies:
Dover	22,090	1,270,617
			BNY Mellon Emerging
General Electric	172,980	2,821,304	Markets Fund, Cl. M	3,127,773 [g]	33,310,787
Intuit	25,390	1,252,489

The Funds	93

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)

			Investment of Cash Collateral
Other Investments (continued)	Shares	Value ($)	for Securities Loaned—4.9%	Shares	Value ($)

Registered Investment			Registered
Companies (continued):			Investment Company;
BNY Mellon International			Dreyfus
Fund, Cl. M	2,937,194 [g]	29,195,711	Institutional Cash
BNY Mellon Mid Cap			Advantage Fund
Stock Fund, Cl. M	2,060,597 [g]	23,511,412	(cost $18,242,094)	18,242,094 [h]	18,242,094

BNY Mellon Small Cap			Total Investments
Stock Fund, Cl. M	1,283,994 [f,g]	13,841,460	(cost $367,420,488)	104.3%	385,910,337
Dreyfus Institutional Preferred
Plus Money Market Fund	2,470,000 [h]	2,470,000	Liabilities, Less Cash
			and Receivables	(4.3%)	(15,984,705)
Total Other Investment
(cost $103,340,261)		102,329,370	Net Assets	100.0%	369,925,632

ADR—American Depository Receipts
GO—General Obligations
a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, these securities were valued at $2,634,989 or .7% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was $27,603,303 and the value of the collateral held by the fund was
$28,258,179, consisting of cash collateral of $18,242,094 and U.S. Government and Agency securities valued at $10,016,085.
[d] The Federal Housing Finance Agency (FHFA) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Non-income producing security.
g Investment in affiliated mutual fund.
[h] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Common Stocks	33.2	Money Market Investments	5.6
U.S. Government & Agencies	24.8	Municipal Bonds	1.9
Mutual Funds: Foreign	16.9	Asset/Mortgage-Backed	1.2
Corporate Bonds	10.2	Foreign/Governmental	.4
Mutual Funds: Domestic	10.1		104.3

† Based on net assets.
See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2011

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Stock Fund
Assets ($):
Investments in securities—See Statement of
Investments† (including securities
on loan)††—Note 2(b):
Unaffiliated issuers	1,086,467,798	79,651,806	61,133,989	202,284,668	1,290,405,875
Affiliated issuers	228,173,181	39,245,718	15,750,944	53,736,836	190,887,111
Cash	—	250,821	168,395	657,475	241,016
Receivable for investment securities sold	37,970,894	—	—	747,859	29,328,891
Dividends and interest receivable	3,011,554	113,942	110,989	733,499	1,028,094
Receivable for shares of
Beneficial Interest subscribed	49,691	215,147	250,833	1,297,497	310,162
Prepaid expenses	22,101	18,606	18,522	16,887	32,529
	1,355,695,219	119,496,040	77,433,672	259,474,721	1,512,233,678
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	637,699	61,259	25,235	97,584	864,176
Due to Administrator—Note 4(a)	114,679	8,198	6,187	17,079	135,016
Cash overdraft due to Custodian	1,767,205	—	—	—	—
Liability for securities on loan—Note 2(b)	225,880,181	—	—	43,732,836	174,890,111
Payable for shares of
Beneficial Interest redeemed	493,554	100,000	616,601	37,552	643,310
Payable for investment
securities purchased	20,710,672	1,229,234	1,361,027	9,507,314	26,340,139
Interest payable—Note 3	1,260	—	—	—	—
Outstanding options written,
at value (premiums received
$127,392)—See Statement of
Options Written—Note 5	—	—	—	205,355	—
Accrued expenses	66,444	92,042	87,151	35,539	85,001
	249,671,694	1,490,733	2,096,201	53,633,259	202,957,753
Net Assets ($)	1,106,023,525	118,005,307	75,337,471	205,841,462	1,309,275,925

The Funds	95

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Stock Fund
Composition of Net Assets ($):
Paid-in capital	986,600,051	120,995,494	74,653,059	214,219,717	1,199,225,666
Accumulated undistributed
investment income—net	123,469	80,237	167,398	84,947	854,267
Accumulated net realized
gain (loss) on investments	(28,109,690)	(594,998)	(573,550)	(14,341,305)	41,757,403
Accumulated net unrealized appreciation
(depreciation) on investments	147,409,695	(2,475,426)	1,090,564	—	67,438,589
Accumulated net unrealized appreciation
(depreciation) on investments
and options transactions	—	—	—	5,878,103	—
Net Assets ($)	1,106,023,525	118,005,307	75,337,471	205,841,462	1,309,275,925
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,093,037,446	117,994,324	75,326,436	204,785,474	1,280,742,158
Shares Outstanding	134,237,493	10,729,433	6,761,877	32,611,387	112,251,768
Net Asset Value Per Share ($)	8.14	11.00	11.14	6.28	11.41
Investor Shares
Net Assets ($)	12,986,079	10,983	11,035	1,055,988	28,097,588
Shares Outstanding	1,593,939	1,000	1,000	166,808	2,489,285
Net Asset Value Per Share ($)	8.15	10.98	11.04	6.33	11.29
Dreyfus Premier Shares
Net Assets ($)	—	—	—	—	436,179
Shares Outstanding	—	—	—	—	41,406
Net Asset Value Per Share ($)	—	—	—	—	10.53
† Investments at cost ($):
Unaffiliated issuers	939,058,103	79,497,664	59,535,527	196,328,602	1,222,967,286
Affiliated issuers	228,173,181	41,875,286	16,258,842	53,736,836	190,887,111
††Value of securities on loan ($)	221,706,550	—	—	42,931,518	177,019,615

See notes to financial statements.

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Stock Fund	130/30 Fund	Opportunities Fund	Small/Mid Cap Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	351,745,972	409,335,651	422,791,042	486,718,518
Affiliated issuers	115,743,686	786,000	20,765,759	108,773,309
Cash	—	1,313,768	1,265,049	538,132
Receivable for investment securities sold	4,137,221	12,637,883	—	—
Dividends and interest receivable	358,010	974,549	503,618	732,961
Receivable for shares of
Beneficial Interest subscribed	140,370	21,766	261,704	432,862
Receivable from brokers for proceeds
on securities sold short	—	10,404,500	—	—
Prepaid expenses	20,647	21,169	27,660	27,087
	472,145,906	435,495,286	445,614,832	597,222,869
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	280,871	232,561	258,451	331,726
Due to Administrator—Note 4(a)	37,259	33,497	42,958	51,764
Cash overdraft due to Custodian	1,072,428	—	—	—
Liability for securities on loan—Note 2(b)	106,062,686	—	19,835,759	81,958,309
Payable for investment securities purchased	5,372,588	23,765,559	—	3,672,210
Payable for shares of Beneficial Interest redeemed	324,758	74,794	377,924	108,415
Securities sold short, at value (proceeds
$89,033,763)—See Statement of
Securities Sold Short	—	83,110,694	—	—
Dividends payable on securities sold short	—	200,866	—	—
Due to Broker	—	56,398	—	—
Accrued expenses	58,491	53,221	58,070	81,509
	113,209,081	107,527,590	20,573,162	86,203,933
Net Assets ($)	358,936,825	327,967,696	425,041,670	511,018,936

The Funds	97

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Stock Fund	130/30 Fund	Opportunities Fund	Small/Mid Cap Fund
Composition of Net Assets ($):
Paid-in capital	439,575,943	375,337,531	401,202,632	493,064,095
Accumulated undistributed
investment income—net	9,188,971	1,006,864	423,691	239,611
Accumulated net realized gain (loss) on investments	(76,581,268)	(60,310,804)	87,969	(8,312,524)
Accumulated net unrealized appreciation
(depreciation) on investments	(13,246,821)	—	23,327,378	26,027,754
Accumulated net unrealized appreciation
(depreciation) on investments
and securities sold short	—	11,934,105	—	—
Net Assets ($)	358,936,825	327,967,696	425,041,670	511,018,936
Net Asset Value Per Share
Class M Shares
Net Assets ($)	351,121,909	327,777,833	425,016,048	510,512,428
Shares Outstanding	32,574,457	30,277,837	35,287,072	38,844,255
Net Asset Value Per Share ($)	10.78	10.83	12.04	13.14
Investor Shares
Net Assets ($)	7,814,916	189,863	25,622	506,508
Shares Outstanding	745,308	17,694	2,128	38,644
Net Asset Value Per Share ($)	10.49	10.73	12.04	13.11
† Investments at cost ($):
Unaffiliated issuers	364,992,793	403,324,615	399,463,664	460,690,764
Affiliated issuers	115,743,686	786,000	20,765,759	108,773,309
††Value of securities on loan ($)	103,307,186	—	19,649,756	80,147,294

See notes to financial statements.

		BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	BNY Mellon
	International Fund	Markets Fund	Appreciation Fund	Asset Allocation Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	873,621,279	2,292,118,953	201,095,795	265,338,873
Affiliated issuers	4,200,000	27,500,000	—	120,571,464
Cash	516,058	10,027,149	50,368	—
Cash denominated in foreign currencies†††	1,661,603	30,864,384	—	—
Dividends and interest receivable	4,280,035	5,708,519	673,245	1,256,575
Receivable for investment securities sold	2,375,728	13,223,514	25,511	4,672,318
Receivable for shares of Beneficial Interest subscribed	756,620	3,657,790	—	187,000
Unrealized appreciation on forward foreign
currency exchange contracts—Note 5	—	47,352	20,754	—
Receivable for futures variation margin—Note 5	—	—	16,993	—
Prepaid expenses and other assets	55,338	30,073	535,018	—
	887,466,661	2,383,177,734	202,417,684	392,026,230
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	767,906	2,987,809	92,554	139,251
Due to Administrator—Note 4(a)	92,889	244,218	21,160	27,307
Cash overdraft due to Custodian	—	—	—	619,491
Payable for shares of Beneficial Interest redeemed	894,044	575,459	64,214	131,889
Interest payable—Note 3	3,542	10,695	—	—
Unrealized depreciation on forward foreign
currency exchange contracts—Note 5	737	18,615	873	—
Payable for investment securities purchased	—	4,956,331	22,030	2,902,133
Liability for securities on loan—Note 2(b)	—	—	—	18,242,094
Accrued expenses	100,564	123,973	75,851	38,433
	1,859,682	8,917,100	276,682	22,100,598
Net Assets ($)	885,606,979	2,374,260,634	202,141,002	369,925,632

The Funds	99

STATEMENTS OF ASSETS AND LIABILITIES (continued)

		BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	BNY Mellon
	International Fund	Markets Fund	Appreciation Fund	Asset Allocation Fund
Composition of Net Assets ($):
Paid-in capital	1,563,688,261	2,319,147,262	274,536,324	348,477,958
Accumulated undistributed investment income—net	24,988,789	19,435,956	5,570,989	2,166,321
Accumulated net realized gain (loss) on investments	(604,393,862)	32,101,663	(16,566,890)	791,504
Accumulated net unrealized appreciation
(depreciation) on investments and foreign
currency transactions [including ($37,591)
net unrealized (depreciation) on financial futures
for BNY Mellon International Appreciation Fund]	(98,676,209)	3,575,753	(61,399,421)	—
Accumulated net unrealized appreciation
(depreciation) on investments	—	—	—	18,489,849
Net Assets ($)	885,606,979	2,374,260,634	202,141,002	369,925,632
Net Asset Value Per Share
Class M Shares
Net Assets ($)	879,449,540	2,352,233,410	198,122,188	365,660,862
Shares Outstanding	88,501,455	220,776,268	17,521,447	34,406,581
Net Asset Value Per Share ($)	9.94	10.65	11.31	10.63
Investor Shares
Net Assets ($)	6,157,439	22,027,224	4,018,814	4,264,770
Shares Outstanding	585,736	2,018,634	359,280	399,043
Net Asset Value Per Share ($)	10.51	10.91	11.19	10.69
† Investments at cost ($):
Unaffiliated issuers	972,526,495	2,288,640,112	262,477,506	245,838,133
Affiliated issuers	4,200,000	27,500,000	—	121,582,355
†† Value of securities on loan ($)	—	—	—	27,603,303
††† Cash denominated in foreign currencies (cost) ($)	1,659,946	30,855,636	—	—

See notes to financial statements.

STATEMENTS OF OPERATIONS
Year Ended August 31, 2011

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Stock Fund
Investment Income ($):
Income:
Cash dividends (net of $170,514, $997
and $4,038 foreign taxes withheld at source
for BNY Mellon Large Cap Stock Fund,
BNY Mellon Tax-Sensitive Large Cap
Multi-Strategy Fund and BNY Mellon
Mid Cap Stock Fund, respectively):
Unaffiliated issuers	23,457,214	646,897	664,755	4,038,206	12,787,576
Affiliated issuers	3,562	57,968	30,780	944	18,717
Income from securities lending—Note 2(b)	60,267	—	—	5,838	151,701
Total Income	23,521,043	704,865	695,535	4,044,988	12,957,994
Expenses:
Investment advisory fees—Note 4(a)	8,586,198	394,412	306,297	736,322	10,950,857
Administration fees—Note 4(a)	1,605,420	63,664	51,502	139,782	1,801,370
Custodian fees—Note 4(c)	95,231	36,877	89,956	17,930	108,837
Shareholder servicing costs—Note 4(c)	71,880	29	410	2,654	74,890
Trustees’ fees and expenses—Note 4(d)	53,350	2,683	3,468	3,962	66,775
Loan commitment fees—Note 3	32,646	650	419	1,034	20,418
Auditing fees	31,646	30,320	30,307	27,593	29,325
Legal fees	29,220	79,628	88,042	2,098	20,839
Registration fees	27,334	57,258	51,254	27,307	39,870
Interest expense—Note 3	26,349	—	—	2,094	2,739
Prospectus and shareholders’ reports	10,419	8,277	8,196	5,886	23,196
Distribution fees—Note 4(b)	—	—	—	—	4,258
Miscellaneous	31,590	14,182	14,809	15,198	31,820
Total Expenses	10,601,283	687,980	644,660	981,860	13,175,194
Less—reduction in investment advisory fee
due to undertakings—Note 4(a)	—	(135,991)	(202,664)	—	—
Less—reduction in fees due to
earnings credits—Note 4(c)	(8)	(1)	(1)	(3)	(217)
Net Expenses	10,601,275	551,988	441,995	981,857	13,174,977
Investment Income (Loss)—Net	12,919,768	152,877	253,540	3,063,131	(216,983)
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	163,670,036	(487,853)	(489,572)	12,809,128	256,166,734
Affiliated issuers	—	—	10,732	—	—
Net realized gain (loss) on options transactions:	—	—	—	69,273	—
Net Realized Gain (Loss)	163,670,036	(487,853)	(478,840)	12,878,401	256,166,734
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	21,118,761	292,839	1,861,902	819,761	12,513,235
Affiliated issuers	—	(2,600,928)	(486,118)	—	—
Net unrealized appreciation
(depreciation) on options transactions	—	—	—	(77,963)	—
Net Unrealized Appreciation (Depreciation)	21,118,761	(2,308,089)	1,375,784	741,798	12,513,235
Net Realized and Unrealized
Gain (Loss) on Investments	184,788,797	(2,795,942)	896,944	13,620,199	268,679,969
Net Increase (Decrease) in Net Assets
Resulting from Operations	197,708,565	(2,643,065)	1,150,484	16,683,330	268,462,986

See notes to financial statements.

The Funds	101

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon	BNY Mellon	BNY Mellon
	Small Cap	U.S. Core Equity	Focused Equity	BNY Mellon
	Stock Fund	130/30 Fund	Opportunities Fund	Small/Mid Cap Fund
Investment Income ($):
Income:
Cash dividends (net of $16,000, $50,420, and
$45,423 foreign taxes withheld at source for
BNY Mellon Small Cap Stock Fund, BNY Mellon
U.S. Core Equity 130/30 Fund and BNY Mellon
Small/Mid Cap Fund, respectively):
Unaffiliated issuers	3,038,306	6,387,679	4,369,022	3,600,252
Affiliated issuers	7,780	4,858	6,026	23,898
Income from securities lending—Note 2(b)	729,601	—	7,125	1,763,923
Total Income	3,775,687	6,392,537	4,382,173	5,388,073
Expenses:
Investment advisory fees—Note 4(a)	3,764,096	2,286,511	2,646,459	3,342,820
Administration fees—Note 4(a)	546,485	352,491	466,232	549,475
Custodian fees—Note 4(c)	63,346	48,423	42,793	51,187
Registration fees	28,544	40,129	52,231	72,803
Auditing fees	28,249	30,331	29,336	29,240
Shareholder servicing costs—Note 4(c)	20,133	506	152	433
Trustees’ fees and expenses—Note 4(d)	14,984	10,147	14,645	22,102
Legal fees	9,610	4,702	5,008	3,263
Prospectus and shareholders’ reports	9,538	5,397	4,845	7,554
Loan commitment fees—Note 3	4,060	4,577	6,113	7,333
Interest expense—Note 3	715	1,776	—	—
Dividends on securities sold short	—	1,459,099	—	—
Interest on securities sold short	—	565,473	—	—
Miscellaneous	20,394	13,737	17,707	22,422
Total Expenses	4,510,154	4,823,299	3,285,521	4,108,632
Less—reduction in investment advisory fee
due to undertakings—Note 4(a)	(5,069)	—	(5,365)	(3,558)
Less—reduction in fees due to
earnings credits—Note 4(c)	(57)	(1)	(1)	(1)
Net Expenses	4,505,028	4,823,298	3,280,155	4,105,073
Investment Income (Loss)—Net	(729,341)	1,569,239	1,102,018	1,283,000
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	102,587,344	13,320,485	4,085,622	(6,070,260)
Net realized gain (loss) on short sale transactions	—	(13,713,042)	—	—
Net realized gain (loss) on options transactions	—	—	462,745	—
Net Realized Gain (Loss)	102,587,344	(392,557)	4,548,367	(6,070,260)
Net unrealized appreciation
(depreciation) on investments	(10,074,115)	4,748,188	34,447,873	31,383,687
Net unrealized appreciation
(depreciation) on securities sold short	—	2,124,969	—	—
Net unrealized appreciation
(depreciation) on options transactions	—	—	(29,171)	—
Net Unrealized Appreciation (Depreciation)	(10,074,115)	6,873,157	34,418,702	31,383,687
Net Realized and Unrealized
Gain (Loss) on Investments	92,513,229	6,480,600	38,967,069	25,313,427
Net Increase in Net Assets
Resulting from Operations	91,783,888	8,049,839	40,069,087	26,596,427

See notes to financial statements.

		BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Fund
Investment Income ($):
Income:
Cash dividends (net of $2,860,284, $7,428,219,
$831,382 and $21,608 foreign taxes withheld at
source for BNY Mellon International Fund,
BNY Mellon Emerging Markets Fund,
BNY Mellon International Appreciation
Fund and BNY Mellon Asset Allocation
Fund, respectively):
Unaffiliated issuers	32,679,896	60,688,133	8,778,803	2,307,502
Affiliated issuers	10,869	52,137	2,901	763,103
Interest	5,182	14,179	14,513	4,748,382
Income from securities lending—Note 2(b)	—	7,077	—	9,503
Total Income	32,695,947	60,761,526	8,796,217	7,828,490
Expenses:
Investment advisory fees—Note 4(a)	8,976,089	26,771,591	1,208,670	1,570,955
Administration fees—Note 4(a)	1,303,210	2,871,838	298,316	330,400
Custodian fees—Note 4(c)	239,033	2,734,375	74,160	35,625
Trustees’ fees and expenses—Note 4(d)	49,132	95,746	12,127	18,292
Auditing fees	35,934	120,068	31,541	29,985
Legal fees	31,602	23,503	1,891	468
Registration fees	28,444	95,318	35,593	27,302
Loan commitment fees—Note 3	26,547	50,028	1,879	9,439
Shareholder servicing costs—Note 4(c)	13,929	36,184	11,148	11,812
Interest expense—Note 3	9,204	10,695	1,722	—
Prospectus and shareholders’ reports	3,794	11,340	5,689	375
Miscellaneous	83,842	84,097	17,607	39,059
Total Expenses	10,800,760	32,904,783	1,700,343	2,073,712
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	(4,044)	—
Less—reduction in fees due to
earnings credits—Note 4(c)	(13)	(19)	(23)	(2)
Net Expenses	10,800,747	32,904,764	1,696,276	2,073,710
Investment Income—Net	21,895,200	27,856,762	7,099,941	5,754,780

The Funds	103

STATEMENTS OF OPERATIONS (continued)

		BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Fund

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments
and foreign currency transactions	96,391,184	215,582,840	17,973,687	—
Net realized gain (loss) on forward
foreign currency exchange contracts	(168,307)	(2,031,418)	400,025	—
Net realized gain (loss) on financial futures	—	—	(16,371)	—
Net realized gain (loss) on investments:
Unaffiliated issuers	—	—	—	18,284,088
Affiliated issuers	—	—	—	(6,420,209)
Net Realized Gain (Loss)	96,222,877	213,551,422	18,357,341	11,863,879
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(23,828,922)	(162,857,750)	210,639	—
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	24,717	36,757	(109,723)	—
Net unrealized appreciation
(depreciation) on financial futures	—	—	20,334	—
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	—	—	—	2,039,746
Affiliated issuers	—	—	—	14,627,034
Net Unrealized Appreciation (Depreciation)	(23,804,205)	(162,820,993)	121,250	16,666,780
Net Realized and Unrealized
Gain (Loss) on Investments	72,418,672	50,730,429	18,478,591	28,530,659
Net Increase in Net Assets
Resulting from Operations	94,313,872	78,587,191	25,578,532	34,285,439

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended August 31, 2011

BNY Mellon U.S. Core Equity 130/30 Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(641,699,936)
Proceeds from sales of portfolio securities	503,015,175
Purchases from securities sold short	(1,222,084)
Net sale of short—term portfolio securities	2,163,000
Dividends received	5,884,223
Interest and dividends paid	(1,887,010)
Operating expenses paid	(488,230)
Paid to The Dreyfus Corporation	(2,186,802)	(136,421,664)
Cash Flows from Financing Activites ($):
Net Beneficial Interest transactions		138,009,417
Dividends paid		(1,000,686)
Cash at beginning of period		726,701
Cash at end of period		1,313,768
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		8,049,839
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(641,699,936)
Proceeds from sales of portfolio securities		503,015,175
Purchases from securities sold short		(1,222,084)
Net sale of short—term portfolio securities		2,163,000
Increase in interest and dividends payable on
securities sold short and loan commitment fees		143,915
Increase in accrued operating expenses		21,105
Decrease in prepaid expenses		(3,468)
Increase in Due from The Dreyfus Corporation		99,709
Net realized losses on investments		392,557
Net unrealized appreciation on investments		(6,873,157)
Decrease in dividends and income receivable		(508,319)
Net Cash Used by Operating Activities		(136,421,664)

See notes to financial statements.

The Funds	105

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon Large Cap
	BNY Mellon Large Cap Stock Fund		Market Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2011	2010	2011	2010[a]
Operations ($):
Investment income—net	12,919,768	11,371,345	152,877	1,014
Net realized gain (loss) on investments	163,670,036	186,677,267	(487,853)	(602)
Net unrealized appreciation (depreciation) on investments	21,118,761	(90,064,732)	(2,308,089)	(167,337)
Net Increase (Decrease) in Net Assets
Resulting from Operations	197,708,565	107,983,880	(2,643,065)	(166,925)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(13,063,004)	(11,021,302)	(75,193)	—
Investor Shares	(228,248)	(44,449)	(7)	—
Net realized gain on investments:
Class M Shares	—	—	(107,832)	—
Investor Shares	—	—	(26)	—
Total Dividends	(13,291,252)	(11,065,751)	(183,058)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	120,134,622	208,779,258	136,856,625	5,337,671
Investor Shares	39,843,670	2,684,994	—	10,000
Dividends reinvested:
Class M Shares	1,798,959	1,341,554	88,903	—
Investor Shares	211,866	39,778	—	—
Cost of shares redeemed:
Class M Shares	(386,382,886)	(577,935,600)	(21,197,774)	(97,070)
Investor Shares	(39,707,910)	(3,958,994)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(264,101,679)	(369,049,010)	115,747,754	5,250,601
Total Increase (Decrease) in Net Assets	(79,684,366)	(272,130,881)	112,921,631	5,083,676
Net Assets ($):
Beginning of Period	1,185,707,891	1,457,838,772	5,083,676	—
End of Period	1,106,023,525	1,185,707,891	118,005,307	5,083,676
Undistributed investment income—net	123,469	494,953	80,237	1,202
Capital Share Transactions (Shares):
Class M Shares
Shares sold	13,972,431	28,089,959	12,030,294	545,214
Shares issued for dividends reinvested	207,884	182,062	7,791	—
Shares redeemed	(44,593,462)	(77,703,853)	(1,844,101)	(9,765)
Net Increase (Decrease) in Shares Outstanding	(30,413,147)	(49,431,832)	10,193,984	535,449
Investor Shares
Shares sold	4,923,057	359,559	—	1,000
Shares issued for dividends reinvested	24,656	5,397	—	—
Shares redeemed	(4,397,230)	(541,583)	—	—
Net Increase (Decrease) in Shares Outstanding	550,483	(176,627)	—	1,000

a From July 30, 2010 (commencement of operations) to August 31, 2010.
See notes to financial statements.

	BNY Mellon Tax-Sensitive
	Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2011	2010[a]	2011	2010
Operations ($):
Investment income—net	253,540	3,610	3,063,131	1,759,613
Net realized gain (loss) on investments	(478,840)	(1,044)	12,878,401	8,116,861
Net unrealized appreciation (depreciation) on investments	1,375,784	(285,220)	741,798	(3,722,472)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,150,484	(282,654)	16,683,330	6,154,002
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(89,598)	—	(3,079,872)	(1,709,209)
Investor Shares	(265)	—	(24,812)	(14,414)
Net realized gain on investments:
Class M Shares	(96,101)	—	—	—
Investor Shares	(405)	—	—	—
Total Dividends	(186,369)	—	(3,104,684)	(1,723,623)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	79,366,131	10,618,723	140,640,067	6,266,202
Investor Shares	145,000	10,000	346,200	172,180
Dividends reinvested:
Class M Shares	75,037	—	356,226	160,533
Investor Shares	—	—	22,150	12,512
Cost of shares redeemed:
Class M Shares	(15,412,029)	—	(40,276,849)	(46,945,226)
Investor Shares	(146,852)	—	(457,707)	(271,337)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	64,027,287	10,628,723	100,630,087	(40,605,136)
Total Increase (Decrease) in Net Assets	64,991,402	10,346,069	114,208,733	(36,174,757)
Net Assets ($):
Beginning of Period	10,346,069	—	91,632,729	127,807,486
End of Period	75,337,471	10,346,069	205,841,462	91,632,729
Undistributed investment income—net	167,398	3,957	84,947	126,500
Capital Share Transactions (Shares):
Class M Shares
Shares sold	7,002,957	1,085,576	22,303,229	1,086,244
Shares issued for dividends reinvested	6,519	—	54,463	28,378
Shares redeemed	(1,333,175)	—	(6,258,300)	(8,114,105)
Net Increase (Decrease) in Shares Outstanding	5,676,301	1,085,576	16,099,392	(6,999,483)
Investor Shares
Shares sold	14,244	1,000	53,075	29,558
Shares issued for dividends reinvested	—	—	3,360	2,194
Shares redeemed	(14,244)	—	(68,026)	(45,435)
Net Increase (Decrease) in Shares Outstanding	—	1,000	(11,591)	(13,683)

a From July 30, 2010 (commencement of operations) to August 31, 2010.
See notes to financial statements.

The Funds	107

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2011	2010	2011	2010
Operations ($):
Investment income (loss)—net	(216,983)	6,748,867	(729,341)	66,349
Net realized gain (loss) on investments	256,166,734	127,211,257	102,587,344	44,616,451
Net unrealized appreciation (depreciation) on investments	12,513,235	(26,653,307)	(10,074,115)	(2,612,330)
Net Increase (Decrease) in Net Assets
Resulting from Operations	268,462,986	107,306,817	91,783,888	42,070,470
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(358,451)	(8,420,413)	—	(754,676)
Investor Shares	—	(92,947)	—	—
Total Dividends	(358,451)	(8,513,360)	—	(754,676)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	174,144,431	204,861,905	33,278,117	57,811,400
Investor Shares	18,040,505	6,321,719	4,418,630	3,207,091
Dreyfus Premier Shares	—	9	—	—
Dividends reinvested:
Class M Shares	77,865	1,904,825	—	151,608
Investor Shares	—	84,880	—	—
Cost of shares redeemed:
Class M Shares	(320,363,965)	(326,317,292)	(185,736,261)	(296,691,618)
Investor Shares	(14,671,888)	(7,108,008)	(3,653,353)	(3,791,821)
Dreyfus Premier Shares	(220,873)	(246,586)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(142,993,925)	(120,498,548)	(151,692,867)	(239,313,340)
Total Increase (Decrease) in Net Assets	125,110,610	(21,705,091)	(59,908,979)	(197,997,546)
Net Assets ($):
Beginning of Period	1,184,165,315	1,205,870,406	418,845,804	616,843,350
End of Period	1,309,275,925	1,184,165,315	358,936,825	418,845,804
Undistributed investment income—net	854,267	535,372	9,188,971	206,519

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2011	2010	2011	2010
Capital Share Transactions:
Class M Shares
Shares sold	14,184,799	21,189,689	2,854,251	6,192,288
Shares issued for dividends reinvested	6,510	208,405	—	16,977
Shares redeemed	(26,788,259)	(33,694,346)	(16,462,903)	(31,292,076)
Net Increase (Decrease) in Shares Outstanding	(12,596,950)	(12,296,252)	(13,608,652)	(25,082,811)
Investor Shares[a]
Shares sold	1,472,070	661,836	388,679	351,180
Shares issued for dividends reinvested	—	9,348	—	—
Shares redeemed	(1,227,310)	(734,495)	(334,224)	(410,745)
Net Increase (Decrease) in Shares Outstanding	244,760	(63,311)	54,455	(59,565)
Dreyfus Premier Shares[a]
Shares sold	—	1	—	—
Shares redeemed	(19,199)	(27,146)	—	—
Net Increase (Decrease) in Shares Outstanding	(19,199)	(27,145)	—	—

a During the period ended August 31, 2011, 9,365 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $107,544 were automatically converted to 8,776
Investor shares and during the period ended August 31, 2010, 15,060 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $138,528 were automatically converted to 14,199 Investor shares.

See notes to financial statements.

The Funds	109

STATEMENTS OF CHANGES IN NET ASSETS (continued)

			BNY Mellon Focused Equity
	BNY Mellon U.S. Core Equity 130/30 Fund		Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2011	2010	2011	2010[a]
Operations ($):
Investment income—net	1,569,239	371,824	1,102,018	641,504
Net realized gain (loss) on investments	(392,557)	8,006,974	4,548,367	(4,460,111)
Net unrealized appreciation (depreciation) on investments	6,873,157	(3,208,945)	34,418,702	(11,091,324)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,049,839	5,169,853	40,069,087	(14,909,931)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(1,000,193)	(307,480)	(1,301,814)	(23,592)
Investor Shares	(493)	—	(30)	(5)
Net realized gain on investments:
Class M Shares	—	—	—	(403)
Investor Shares	—	—	—	—[b]
Total Dividends	(1,000,686)	(307,480)	(1,301,844)	(24,000)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	190,055,378	148,604,687	225,547,506	262,921,709
Investor Shares	798,035	3,158	202,819	16,190
Dividends reinvested:
Class M Shares	244,480	120,318	204,553	6,026
Investor Shares	459	—	30	5
Cost of shares redeemed:
Class M Shares	(55,715,743)	(48,400,711)	(77,836,582)	(9,662,634)
Investor Shares	(609,123)	(10,269)	(188,137)	(3,127)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	134,773,486	100,317,183	147,930,189	253,278,169
Total Increase (Decrease) in Net Assets	141,822,639	105,179,556	186,697,432	238,344,238
Net Assets ($):
Beginning of Period	186,145,057	80,965,501	238,344,238	—
End of Period	327,967,696	186,145,057	425,041,670	238,344,238
Undistributed investment income—net	1,006,864	388,109	423,691	620,294
Capital Share Transactions (Shares):
Class M Shares
Shares sold	16,096,335	14,900,619	17,917,906	24,529,894
Shares issued for dividends reinvested	21,389	12,202	16,658	552
Shares redeemed	(4,820,334)	(4,858,891)	(6,260,367)	(917,571)
Net Increase (Decrease) in Shares Outstanding	11,297,390	10,053,930	11,674,197	23,612,875
Investor Shares
Shares sold	67,603	288	15,584	1,525
Shares issued for dividends reinvested	40	—	2	1
Shares redeemed	(50,749)	(1,040)	(14,718)	(266)
Net Increase (Decrease) in Shares Outstanding	16,894	(752)	868	1,260

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Amount represents less than $1.

See notes to financial statements.

	BNY Mellon Small/Mid Cap Fund		BNY Mellon International Fund
	Year Ended August 31,		Year Ended August 31,
	2011	2010[a]	2011	2010
Operations ($):
Investment income—net	1,283,000	59,283	21,895,200	20,938,942
Net realized gain (loss) on investments	(6,070,260)	(41,857)	96,222,877	17,897,604
Net unrealized appreciation (depreciation) on investments	31,383,687	(5,355,933)	(23,804,205)	(88,400,400)
Net Increase (Decrease) in Net Assets
Resulting from Operations	26,596,427	(5,338,507)	94,313,872	(49,563,854)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(946,111)	(46,121)	(21,098,723)	(29,900,390)
Investor Shares	—	(500)	(85,465)	(109,581)
Net realized gain on investments:
Class M Shares	(2,188,505)	(128,453)	—	—
Investor Shares	(548)	(1,533)	—	—
Total Dividends	(3,135,164)	(176,607)	(21,184,188)	(30,009,971)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	323,181,126	240,567,850	134,251,212	175,302,528
Investor Shares	959,983	538,931	8,693,135	4,187,465
Dividends reinvested:
Class M Shares	1,483,925	102,901	4,224,852	5,828,151
Investor Shares	130	1,742	71,118	96,704
Cost of shares redeemed:
Class M Shares	(59,653,073)	(13,099,812)	(328,629,083)	(352,584,183)
Investor Shares	(464,930)	(545,986)	(7,099,308)	(4,832,167)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	265,507,161	227,565,626	(188,488,074)	(172,001,502)
Total Increase (Decrease) in Net Assets	288,968,424	222,050,512	(115,358,390)	(251,575,327)
Net Assets ($):
Beginning of Period	222,050,512	—	1,000,965,369	1,252,540,696
End of Period	511,018,936	222,050,512	885,606,979	1,000,965,369
Undistributed investment income—net	239,611	9,614	24,988,789	18,767,438
Capital Share Transactions (Shares):
Class M Shares
Shares sold	22,681,253	21,480,182	12,368,759	17,152,076
Shares issued for dividends reinvested	106,223	9,254	397,446	557,184
Shares redeemed	(4,270,027)	(1,162,630)	(30,470,215)	(34,733,321)
Net Increase (Decrease) in Shares Outstanding	18,517,449	20,326,806	(17,704,010)	(17,024,061)
Investor Shares
Shares sold	68,447	49,168	761,362	394,948
Shares issued for dividends reinvested	9	157	6,316	8,735
Shares redeemed	(31,293)	(47,844)	(617,346)	(445,265)
Net Increase (Decrease) in Shares Outstanding	37,163	1,481	150,332	(41,582)

a From September 30, 2009 (commencement of operations) to August 31, 2010.
See notes to financial statements.

The Funds	111

STATEMENTS OF CHANGES IN NET ASSETS (continued)

			BNY Mellon
	BNY Mellon Emerging Markets Fund		International Appreciation Fund
	Year Ended August 31,		Year Ended August 31,
	2011	2010	2011	2010
Operations ($):
Investment income—net	27,856,762	13,341,492	7,099,941	5,693,232
Net realized gain (loss) on investments	213,551,422	144,710,956	18,357,341	(6,443,823)
Net unrealized appreciation (depreciation) on investments	(162,820,993)	24,777,402	121,250	(8,229,860)
Net Increase (Decrease) in Net Assets
Resulting from Operations	78,587,191	182,829,850	25,578,532	(8,980,451)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(9,688,664)	(11,020,148)	(5,520,095)	(7,535,695)
Investor Shares	(44,586)	(35,030)	(79,745)	(113,186)
Total Dividends	(9,733,250)	(11,055,178)	(5,599,840)	(7,648,881)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	786,084,683	712,314,185	16,566,755	31,858,519
Investor Shares	28,979,601	11,306,226	530,032	583,760
Dividends reinvested:
Class M Shares	2,266,421	2,790,469	230,727	327,197
Investor Shares	31,912	29,682	74,816	105,666
Cost of shares redeemed:
Class M Shares	(301,781,598)	(187,116,932)	(56,515,796)	(53,896,689)
Investor Shares	(13,538,636)	(9,505,611)	(253,286)	(1,130,199)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	502,042,383	529,818,019	(39,366,752)	(22,151,746)
Total Increase (Decrease) in Net Assets	570,896,324	701,592,691	(19,388,060)	(38,781,078)
Net Assets ($):
Beginning of Period	1,803,364,310	1,101,771,619	221,529,062	260,310,140
End of Period	2,374,260,634	1,803,364,310	202,141,002	221,529,062
Undistributed investment income—net	19,435,956	7,544,968	5,570,989	3,670,857
Capital Share Transactions (Shares):
Class M Shares
Shares sold	68,268,713	71,964,613	1,359,433	2,798,262
Shares issued for dividends reinvested	196,227	282,722	19,308	28,576
Shares redeemed	(27,016,759)	(18,909,854)	(4,542,340)	(4,702,781)
Net Increase (Decrease) in Shares Outstanding	41,448,181	53,337,481	(3,163,599)	(1,875,943)
Investor Shares
Shares sold	2,465,784	1,123,587	42,610	52,060
Shares issued for dividends reinvested	2,693	2,930	6,319	9,310
Shares redeemed	(1,140,047)	(937,083)	(21,495)	(100,485)
Net Increase (Decrease) in Shares Outstanding	1,328,430	189,434	27,434	(39,115)

See notes to financial statements.

	BNY Mellon Asset Allocation Fund
	Year Ended August 31,
	2011	2010
Operations ($):
Investment income—net	5,754,780	5,992,687
Net realized gain (loss) on investments	11,863,879	14,897,600
Net unrealized appreciation (depreciation) on investments	16,666,780	52,840
Net Increase (Decrease) in Net Assets
Resulting from Operations	34,285,439	20,943,127
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(7,304,859)	(7,815,981)
Investor Shares	(77,588)	(91,647)
Total Dividends	(7,382,447)	(7,907,628)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	47,084,573	60,552,191
Investor Shares	1,183,019	327,865
Dividends reinvested:
Class M Shares	396,007	388,019
Investor Shares	69,403	84,534
Cost of shares redeemed:
Class M Shares	(43,560,968)	(40,292,941)
Investor Shares	(1,301,987)	(996,979)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	3,870,047	20,062,689
Total Increase (Decrease) in Net Assets	30,773,039	33,098,188
Net Assets ($):
Beginning of Period	339,152,593	306,054,405
End of Period	369,925,632	339,152,593
Undistributed investment income—net	2,166,321	2,912,663
Capital Share Transactions (Shares):
Class M Shares
Shares sold	4,280,972	6,064,420
Shares issued for dividends reinvested	35,728	39,027
Shares redeemed	(3,931,969)	(4,025,443)
Net Increase (Decrease) in Shares Outstanding	384,731	2,078,004
Investor Shares
Shares sold	106,670	32,318
Shares issued for dividends reinvested	6,231	8,457
Shares redeemed	(119,218)	(99,995)
Net Increase (Decrease) in Shares Outstanding	(6,317)	(59,220)

See notes to financial statements.

The Funds	113

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	7.16	6.77	8.77	11.56	10.31
Investment Operations:
Investment income—net[a]	.09	.06	.09	.11	.09
Net realized and unrealized
gain (loss) on investments	.98	.39	(1.91)	(1.05)	1.49
Total from Investment Operations	1.07	.45	(1.82)	(.94)	1.58
Distributions:
Dividends from investment income—net	(.09)	(.06)	(.09)	(.12)	(.08)
Dividends from net realized gain on investments	—	—	(.09)	(1.73)	(.25)
Total Distributions	(.09)	(.06)	(.18)	(1.85)	(.33)
Net asset value, end of period	8.14	7.16	6.77	8.77	11.56
Total Return (%)	14.86	6.62	(20.39)	(9.95)	15.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.81	.80	.80
Ratio of net expenses to average net assets	.80	.80	.81	.80	.79
Ratio of net investment income
to average net assets	.98	.81	1.51	1.15	.76
Portfolio Turnover Rate	86.71	71.61	109.39	56.13	77.46
Net Assets, end of period ($ x 1,000)	1,093,037	1,178,235	1,449,565	1,750,688	1,970,482

a Based on average shares outstanding at each month end.
See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	7.16	6.78	8.78	11.58	10.33
Investment Operations:
Investment income—net[a]	.06	.04	.08	.09	.06
Net realized and unrealized
gain (loss) on investments	1.00	.38	(1.91)	(1.07)	1.50
Total from Investment Operations	1.06	.42	(1.83)	(.98)	1.56
Distributions:
Dividends from investment income—net	(.07)	(.04)	(.08)	(.09)	(.06)
Dividends from net realized gain on investments	—	—	(.09)	(1.73)	(.25)
Total Distributions	(.07)	(.04)	(.17)	(1.82)	(.31)
Net asset value, end of period	8.15	7.16	6.78	8.78	11.58
Total Return (%)	14.78	6.21	(20.56)	(10.26)	15.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.05	1.06	1.05	1.05
Ratio of net expenses to average net assets	1.05	1.05	1.06	1.05	1.04
Ratio of net investment income
to average net assets	.68	.56	1.25	.89	.51
Portfolio Turnover Rate	86.71	71.61	109.39	56.13	77.46
Net Assets, end of period ($ x 1,000)	12,986	7,473	8,274	9,829	11,704

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds	115

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares
	Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	9.48	10.00
Investment Operations:
Investment income—net[b]	.02	.00[c]
Net realized and unrealized
gain (loss) on investments	1.55	(.52)
Total from Investment Operations	1.57	(.52)
Distributions:
Dividends from investment income—net	(.02)	—
Dividends from net realized gain on investments	(.03)	—
Total Distributions	(.05)	—
Net asset value, end of period	11.00	9.48
Total Return (%)	16.48	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.94	15.54[f]
Ratio of net expenses to average net assets[e]	.75	.98[f]
Ratio of net investment income
to average net assets[e]	.21	.48[f]
Portfolio Turnover Rate	22.06	2.12[d]
Net Assets, end of period ($ x 1,000)	117,994	5,074

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Amount does not include the activity of the underlying funds.
f	Annualized.

See notes to financial statements.

		Investor Shares
	Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	9.48	10.00
Investment Operations:
Investment income—net[b,c]	.00	.00
Net realized and unrealized
gain (loss) on investments	1.54	(.52)
Total from Investment Operations	1.54	(.52)
Distributions:
Dividends from investment income—net	(.01)	—
Dividends from net realized gain on investments	(.03)	—
Total Distributions	(.04)	—
Net asset value, end of period	10.98	9.48
Total Return (%)	16.16	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.24	9.38[f]
Ratio of net expenses to average net assets[e]	1.00	1.23[f]
Ratio of net investment income
to average net assets[e]	.03	.16[f]
Portfolio Turnover Rate	22.06	2.12[d]
Net Assets, end of period ($ x 1,000)	11	9

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Amount does not include the activity of the underlying funds.
f	Annualized.

See notes to financial statements.

The Funds	117

FINANCIAL HIGHLIGHTS (continued)

		Class M Shares
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	9.52	10.00
Investment Operations:
Investment income—net[b]	.06	.01
Net realized and unrealized
gain (loss) on investments	1.61	(.49)
Total from Investment Operations	1.67	(.48)
Distributions:
Dividends from investment income—net	(.02)	—
Dividends from net realized gain on investments	(.03)	—
Total Distributions	(.05)	—
Net asset value, end of period	11.14	9.52
Total Return (%)	17.54	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.28	8.12[e]
Ratio of net expenses to average net assets[d]	.88	.99[e]
Ratio of net investment income
to average net assets[d]	.51	.91[e]
Portfolio Turnover Rate	29.24	1.53[c]
Net Assets, end of period ($ x 1,000)	75,326	10,337

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Amount does not include the activity of the underlying funds.
e	Annualized.

See notes to financial statements.

		Investor Shares
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	9.52	10.00
Investment Operations:
Investment income—net[b]	.03	.01
Net realized and unrealized
gain (loss) on investments	1.54	(.49)
Total from Investment Operations	1.57	(.48)
Distributions:
Dividends from investment income—net	(.02)	—
Dividends from net realized gain on investments	(.03)	—
Total Distributions	(.05)	—
Net asset value, end of period	11.04	9.52
Total Return (%)	16.31	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.77	5.88[e]
Ratio of net expenses to average net assets[d]	1.13	1.24[e]
Ratio of net investment income
to average net assets[d]	.26	.65[e]
Portfolio Turnover Rate	29.24	1.53[c]
Net Assets, end of period ($ x 1,000)	11	10

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Amount does not include the activity of the underlying funds.
e	Annualized.

See notes to financial statements.

The Funds	119

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Income Stock Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	5.49	5.39	7.22	10.61	10.43
Investment Operations:
Investment income—net[a]	.17	.09	.12	.16	.19
Net realized and unrealized
gain (loss) on investments	.79	.10	(1.35)	(1.35)	1.04
Total from Investment Operations	.96	.19	(1.23)	(1.19)	1.23
Distributions:
Dividends from investment income—net	(.17)	(.09)	(.13)	(.16)	(.19)
Dividends from net realized gain on investments	—	—	(.47)	(2.04)	(.86)
Total Distributions	(.17)	(.09)	(.60)	(2.20)	(1.05)
Net asset value, end of period	6.28	5.49	5.39	7.22	10.61
Total Return (%)	17.41	3.44	(15.73)	(13.79)	12.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.86	.87	.84	.81
Ratio of net expenses to average net assets	.86	.86	.87	.84	.81
Ratio of net investment income
to average net assets	2.71	1.55	2.47	1.87	1.81
Portfolio Turnover Rate	72.27	66.78	65.88	33.02	62.06
Net Assets, end of period ($ x 1,000)	204,785	90,645	126,763	199,367	414,866
a Based on average shares outstanding at each month end.
See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon Income Stock Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	5.54	5.44	7.27	10.67	10.49
Investment Operations:
Investment income—net[a]	.15	.08	.11	.14	.17
Net realized and unrealized
gain (loss) on investments	.80	.10	(1.35)	(1.36)	1.04
Total from Investment Operations	.95	.18	(1.24)	(1.22)	1.21
Distributions:
Dividends from investment income—net	(.16)	(.08)	(.12)	(.14)	(.17)
Dividends from net realized gain on investments	—	—	(.47)	(2.04)	(.86)
Total Distributions	(.16)	(.08)	(.59)	(2.18)	(1.03)
Net asset value, end of period	6.33	5.54	5.44	7.27	10.67
Total Return (%)	17.02	3.19	(15.84)	(14.03)	11.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.11	1.12	1.09	1.06
Ratio of net expenses to average net assets	1.12	1.11	1.12	1.09	1.06
Ratio of net investment income
to average net assets	2.32	1.29	2.19	1.62	1.55
Portfolio Turnover Rate	72.27	66.78	65.88	33.02	62.06
Net Assets, end of period ($ x 1,000)	1,056	988	1,045	1,407	1,719

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds	121

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	9.31	8.64	11.11	14.19	14.26
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	.05	.07	.03	.06
Net realized and unrealized
gain (loss) on investments	2.10	.68	(2.46)	(.53)	2.17
Total from Investment Operations	2.10	.73	(2.39)	(.50)	2.23
Distributions:
Dividends from investment income—net	(.00)[b]	(.06)	(.06)	(.04)	(.08)
Dividends from net realized gain on investments	—	—	(.02)	(2.54)	(2.22)
Total Distributions	(.00)	(.06)	(.08)	(2.58)	(2.30)
Net asset value, end of period	11.41	9.31	8.64	11.11	14.19
Total Return (%)	22.59	8.49	(21.33)	(5.67)	16.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.92	.90	.90
Ratio of net expenses to average net assets	.90	.90	.92	.90	.90
Ratio of net investment income
(loss) to average net assets	(.01)	.53	.86	.28	.42
Portfolio Turnover Rate	132.20	123.41	147.50	121.12	112.31
Net Assets, end of period ($ x 1,000)	1,280,742	1,162,906	1,185,376	1,540,821	1,708,747

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

			Investor Shares
			Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	9.24	8.57	11.00	14.07	14.16
Investment Operations:
Investment income (loss)—net[a]	(.03)	.03	.05	.00[b]	.02
Net realized and unrealized
gain (loss) on investments	2.08	.68	(2.43)	(.53)	2.15
Total from Investment Operations	2.05	.71	(2.38)	(.53)	2.17
Distributions:
Dividends from investment income—net	—	(.04)	(.03)	—	(.04)
Dividends from net realized gain on investments	—	—	(.02)	(2.54)	(2.22)
Total Distributions	—	(.04)	(.05)	(2.54)	(2.26)
Net asset value, end of period	11.29	9.24	8.57	11.00	14.07
Total Return (%)	22.19	8.30	(21.51)	(5.94)	16.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.15	1.17	1.15	1.15
Ratio of net expenses to average net assets	1.15	1.15	1.17	1.15	1.15
Ratio of net investment income
(loss) to average net assets	(.26)	.27	.63	.03	.16
Portfolio Turnover Rate	132.20	123.41	147.50	121.12	112.31
Net Assets, end of period ($ x 1,000)	28,098	20,733	19,785	28,520	35,139

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds	123

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares
			Year Ended August 31,
BNY Mellon Mid Cap Stock Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	8.68	8.08	10.40	13.52	13.74
Investment Operations:
Investment (loss)—net[a]	(.11)	(.04)	(.01)	(.09)	(.07)
Net realized and unrealized
gain (loss) on investments	1.96	.64	(2.29)	(.49)	2.07
Total from Investment Operations	1.85	.60	(2.30)	(.58)	2.00
Distributions:
Dividends from net realized gain on investments	—	—	(.02)	(2.54)	(2.22)
Net asset value, end of period	10.53	8.68	8.08	10.40	13.52
Total Return (%)	21.31	7.43	(22.09)	(6.63)	15.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.90	1.92	1.90	1.90
Ratio of net expenses to average net assets	1.90	1.90	1.92	1.90	1.90
Ratio of net investment (loss)
to average net assets	(1.00)	(.45)	(.11)	(.73)	(.53)
Portfolio Turnover Rate	132.20	123.41	147.50	121.12	112.31
Net Assets, end of period ($ x 1,000)	436	526	709	1,669	3,635

a Based on average shares outstanding at each month end.
See notes to financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Small Cap Stock Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	8.94	8.57	11.44	14.82	15.39
Investment Operations:
Investment income (loss)—net[a]	(.02)	.00[b]	.07	.03	.00[b]
Net realized and unrealized
gain (loss) on investments	1.86	.38	(2.85)	(1.15)	1.83
Total from Investment Operations	1.84	.38	(2.78)	(1.12)	1.83
Distributions:
Dividends from investment income—net	—	(.01)	(.08)	—	—
Dividends from net realized gain on investments	—	—	(.01)	(2.26)	(2.40)
Total Distributions	—	(.01)	(.09)	(2.26)	(2.40)
Net asset value, end of period	10.78	8.94	8.57	11.44	14.82
Total Return (%)	20.58	4.45	(24.11)	(9.07)	12.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.00	1.03	1.01	1.01
Ratio of net expenses to average net assets	1.01	.98	.99	1.01	1.00
Ratio of net investment income
(loss) to average net assets	(.16)	.01	.88	.28	.02
Portfolio Turnover Rate	161.05	183.41	159.78	132.19	167.04
Net Assets, end of period ($ x 1,000)	351,122	412,824	610,567	633,118	670,238

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds	125

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Small Cap Stock Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	8.72	8.36	11.11	14.50	15.13
Investment Operations:
Investment income (loss)—net[a]	(.04)	(.02)	.05	.00[b]	(.03)
Net realized and unrealized
gain (loss) on investments	1.81	.38	(2.72)	(1.13)	1.80
Total from Investment Operations	1.77	.36	(2.67)	(1.13)	1.77
Distributions:
Dividends from investment income—net	—	—	(.07)	—	—
Dividends from net realized gain on investments	—	—	(.01)	(2.26)	(2.40)
Total Distributions	—	—	(.08)	(2.26)	(2.40)
Net asset value, end of period	10.49	8.72	8.36	11.11	14.50
Total Return (%)	20.30	4.31	(23.92)	(9.36)	12.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.25	1.28	1.26	1.26
Ratio of net expenses to average net assets	1.26	1.23	1.23	1.26	1.25
Ratio of net investment income
(loss) to average net assets	(.39)	(.24)	.61	.02	(.23)
Portfolio Turnover Rate	161.05	183.41	159.78	132.19	167.04
Net Assets, end of period ($ x 1,000)	7,815	6,022	6,277	3,795	5,341

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	9.81	9.07	11.39	12.64	12.50
Investment Operations:
Investment income (loss)—net[b]	.06	.03	.07	.07	(.00)[c]
Net realized and unrealized
gain (loss) on investments	1.01	.74	(2.28)	(1.32)	.14
Total from Investment Operations	1.07	.77	(2.21)	(1.25)	.14
Distributions:
Dividends from investment income—net	(.05)	(.03)	(.11)	—	—
Net asset value, end of period	10.83	9.81	9.07	11.39	12.64
Total Return (%)	10.86	8.53	(19.19)	(9.89)	1.12[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69	1.79	2.02	2.39[e]	.50[d]
Ratio of net expenses to average net assets	1.69	1.79	2.02	2.28[e]	.28[d]
Ratio of net investment income
(loss) to average net assets	.55	.26	.87	.58	(.03)[d]
Portfolio Turnover Rate	144.04	117.53	138.97	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	327,778	186,137	80,952	180,803	26,064

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Higher costs are due to borrowing costs associated with the 130/30 fund structure.

See notes to financial statements.

The Funds	127

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	9.76	9.02	11.36	12.63	12.50
Investment Operations:
Investment income (loss)—net[b]	.02	(.01)	.04	.02	(.00)[c]
Net realized and unrealized
gain (loss) on investments	.99	.75	(2.27)	(1.29)	.13
Total from Investment Operations	1.01	.74	(2.23)	(1.27)	.13
Distributions:
Dividends from investment income—net	(.04)	—	(.11)	—	—
Net asset value, end of period	10.73	9.76	9.02	11.36	12.63
Total Return (%)	10.34	8.20	(19.47)	(10.06)	1.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97	2.09	2.25	2.81[e]	.50[d]
Ratio of net expenses to average net assets	1.97	2.09	2.25	2.71[e]	.28[d]
Ratio of net investment income
(loss) to average net assets	.20	(.08)	.56	.16	(.03)[d]
Portfolio Turnover Rate	144.04	117.53	138.97	163.66	11.94[d]
Net Assets, end of period ($ x 1,000)	190	8	14	13	10

a	From August 1, 2007 (commencement of operations) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Higher costs are due to borrowing costs associated with the 130/30 fund structure.

See notes to financial statements.

		Class M Shares
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.09	10.00
Investment Operations:
Investment income—net[b]	.04	.06
Net realized and unrealized
gain (loss) on investments	1.96	.04
Total from Investment Operations	2.00	.10
Distributions:
Dividends from investment income—net	(.05)	(.01)
Dividends from net realized gain on investments	—	(.00)[c]
Total Distributions	(.05)	(.01)
Net asset value, end of period	12.04	10.09
Total Return (%)	19.82	1.01[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.98[e]
Ratio of net expenses to average net assets	.87	.89[e]
Ratio of net investment income
to average net assets	.29	.59[e]
Portfolio Turnover Rate	58.98	64.75[d]
Net Assets, end of period ($ x 1,000)	425,016	238,332

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Funds	129

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.07	10.00
Investment Operations:
Investment income—net[b]	.00[c]	.02
Net realized and unrealized
gain (loss) on investments	1.99	.06
Total from Investment Operations	1.99	.08
Distributions:
Dividends from investment income—net	(.02)	(.01)
Dividends from net realized gain on investments	—	(.00)[c]
Total Distributions	(.02)	(.01)
Net asset value, end of period	12.04	10.07
Total Return (%)	19.80	.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.53[e]
Ratio of net expenses to average net assets	1.12	1.14[e]
Ratio of net investment income
to average net assets	.00[f]	.23[e]
Portfolio Turnover Rate	58.98	64.75[d]
Net Assets, end of period ($ x 1,000)	26	13

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Amount represents less than .01%.

See notes to financial statements.

		Class M Shares
	Year Ended August 31,
BNY Mellon Small/Mid Cap Fund	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.92	10.00
Investment Operations:
Investment income—net[b]	.04	.01
Net realized and unrealized
gain (loss) on investments	2.31	.95
Total from Investment Operations	2.35	.96
Distributions:
Dividends from investment income—net	(.04)	(.01)
Dividends from net realized gain on investments	(.09)	(.03)
Total Distributions	(.13)	(.04)
Net asset value, end of period	13.14	10.92
Total Return (%)	21.41	9.65[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	1.07[d]
Ratio of net expenses to average net assets	.92	.92[d]
Ratio of net investment income
to average net assets	.29	.06[d]
Portfolio Turnover Rate	107.81	109.25[c]
Net Assets, end of period ($ x 1,000)	510,512	222,034

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds	131

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Year Ended August 31,
BNY Mellon Small/Mid Cap Fund	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	10.89	10.00
Investment Operations:
Investment income—net[b]	.01	.01
Net realized and unrealized
gain (loss) on investments	2.30	.92
Total from Investment Operations	2.31	.93
Distributions:
Dividends from investment income—net	—	(.01)
Dividends from net realized gain on investments	(.09)	(.03)
Total Distributions	(.09)	(.04)
Net asset value, end of period	13.11	10.89
Total Return (%)	21.14	9.34[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	2.35[d]
Ratio of net expenses to average net assets	1.20	1.20[d]
Ratio of net investment income
to average net assets	.06	.08[d]
Portfolio Turnover Rate	107.81	109.25[c]
Net Assets, end of period ($ x 1,000)	507	16

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon International Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	9.38	10.12	12.11	17.56	17.77
Investment Operations:
Investment income—net[a]	.22	.18	.22	.33	.28
Net realized and unrealized
gain (loss) on investments	.55	(.67)	(1.54)	(3.14)	1.92
Total from Investment Operations	.77	(.49)	(1.32)	(2.81)	2.20
Distributions:
Dividends from investment income—net	(.21)	(.25)	(.41)	(.29)	(.30)
Dividends from net realized gain on investments	—	—	(.26)	(2.35)	(2.11)
Total Distributions	(.21)	(.25)	(.67)	(2.64)	(2.41)
Net asset value, end of period	9.94	9.38	10.12	12.11	17.56
Total Return (%)	8.05	(5.07)	(9.95)	(18.61)	12.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.09	1.14	1.10	1.08
Ratio of net expenses to average net assets	1.02	1.09	1.03	1.06	1.08
Ratio of net investment income
to average net assets	2.07	1.79	2.52	2.22	1.59
Portfolio Turnover Rate	57.38	67.16	102.83	78.35	72.83
Net Assets, end of period ($ x 1,000)	879,450	996,647	1,247,441	2,002,307	2,836,968

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds	133

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon International Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	9.92	10.69	12.70	18.29	18.41
Investment Operations:
Investment income—net[a]	.21	.16	.20	.28	.23
Net realized and unrealized
gain (loss) on investments	.56	(.70)	(1.60)	(3.26)	2.03
Total from Investment Operations	.77	(.54)	(1.40)	(2.98)	2.26
Distributions:
Dividends from investment income—net	(.18)	(.23)	(.35)	(.26)	(.27)
Dividends from net realized gain on investments	—	—	(.26)	(2.35)	(2.11)
Total Distributions	(.18)	(.23)	(.61)	(2.61)	(2.38)
Net asset value, end of period	10.51	9.92	10.69	12.70	18.29
Total Return (%)	7.67	(5.26)	(10.11)	(18.87)	12.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.34	1.38	1.35	1.33
Ratio of net expenses to average net assets	1.27	1.34	1.28	1.32	1.32
Ratio of net investment income
to average net assets	1.79	1.46	2.27	1.82	1.26
Portfolio Turnover Rate	57.38	67.16	102.83	78.35	72.83
Net Assets, end of period ($ x 1,000)	6,157	4,319	5,099	6,627	13,634
a Based on average shares outstanding at each month end.
See notes to financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Emerging Markets Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.02	8.71	16.89	24.42	24.53
Investment Operations:
Investment income—net[a]	.14	.08	.14	.23	.25
Net realized and unrealized
gain (loss) on investments	.54	1.31	(3.58)	(1.45)	7.18
Total from Investment Operations	.68	1.39	(3.44)	(1.22)	7.43
Distributions:
Dividends from investment income—net	(.05)	(.08)	(.42)	(.21)	(.22)
Dividends from net realized gain on investments	—	—	(4.32)	(6.10)	(7.32)
Total Distributions	(.05)	(.08)	(4.74)	(6.31)	(7.54)
Net asset value, end of period	10.65	10.02	8.71	16.89	24.42
Total Return (%)	6.77	15.92	(6.07)	(9.11)	35.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.41	1.54	1.64	1.53	1.50
Ratio of net expenses to average net assets	1.41	1.54	1.64	1.52	1.50
Ratio of net investment income
to average net assets	1.20	.85	1.76	1.11	1.05
Portfolio Turnover Rate	77.45	76.34	119.72	63.60	60.72
Net Assets, end of period ($ x 1,000)	2,352,233	1,796,274	1,097,296	1,141,146	1,521,024

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds	135

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Emerging Markets Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.27	8.94	17.05	24.60	24.65
Investment Operations:
Investment income—net[a]	.13	.06	.11	.20	.15
Net realized and unrealized
gain (loss) on investments	.55	1.33	(3.55)	(1.50)	7.27
Total from Investment Operations	.68	1.39	(3.44)	(1.30)	7.42
Distributions:
Dividends from investment income—net	(.04)	(.06)	(.35)	(.15)	(.15)
Dividends from net realized gain on investments	—	—	(4.32)	(6.10)	(7.32)
Total Distributions	(.04)	(.06)	(4.67)	(6.25)	(7.47)
Net asset value, end of period	10.91	10.27	8.94	17.05	24.60
Total Return (%)	6.59	15.56	(6.32)	(9.29)	35.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.77	1.91	1.78	1.75
Ratio of net expenses to average net assets	1.67	1.77	1.91	1.78	1.74
Ratio of net investment income
to average net assets	1.10	.54	1.32	.96	.65
Portfolio Turnover Rate	77.45	76.34	119.72	63.60	60.72
Net Assets, end of period ($ x 1,000)	22,027	7,091	4,476	7,187	10,846

a Based on average shares outstanding at each month end.
See notes to financial statements.

			Class M Shares
BNY Mellon International	Year Ended August 31,		Eight Months Ended	Year Ended December 31,
Appreciation Fund†	2011	2010	August 31, 2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.54	11.35	9.40	16.58	15.46	12.62
Investment Operations:
Investment income—net[b]	.36	.26	.23	.45	.41	.30
Net realized and unrealized
gain (loss) on investments	.68	(.73)	1.73	(7.17)	1.10	2.81
Total from Investment Operations	1.04	(.47)	1.96	(6.72)	1.51	3.11
Distributions:
Dividends from investment income—net	(.27)	(.34)	(.01)	(.46)	(.39)	(.27)
Net asset value, end of period	11.31	10.54	11.35	9.40	16.58	15.46
Total Return (%)	9.75	(4.35)	20.93[c]	(41.12)	9.79	24.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.68	.70[d]	.70	.69	.68
Ratio of net expenses to average net assets	.70	.66	.66[d]	.67	.69	.68
Ratio of net investment income
to average net assets	2.94	2.29	3.80[d]	3.32	2.45	2.14
Portfolio Turnover Rate	9.39	2.71	2.63[c]	10.62	11	15
Net Assets, end of period ($ x 1,000)	198,122	218,067	256,140	267,393	545,392	456,316

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds	137

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
BNY Mellon International	Year Ended August 31,		Eight Months Ended	Year Ended December 31,
Appreciation Fund†	2011	2010	August 31, 2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.43	11.24	9.31	16.37	15.27	12.47
Investment Operations:
Investment income—net[b]	.33	.23	.22	.40	.36	.27
Net realized and unrealized
gain (loss) on investments	.67	(.72)	1.71	(7.06)	1.09	2.77
Total from Investment Operations	1.00	(.49)	1.93	(6.66)	1.45	3.04
Distributions:
Dividends from investment income—net	(.24)	(.32)	—	(.40)	(.35)	(.24)
Net asset value, end of period	11.19	10.43	11.24	9.31	16.37	15.27
Total Return (%)	9.50	(4.60)	20.73[c]	(41.21)	9.50	24.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.93	.95[d]	.95	.94	.93
Ratio of net expenses to average net assets	.95	.90	.91[d]	.92	.94	.93
Ratio of net investment income
to average net assets	2.75	2.08	3.56[d]	3.02	2.20	1.92
Portfolio Turnover Rate	9.39	2.71	2.63[c]	10.62	11	15
Net Assets, end of period ($ x 1,000)	4,019	3,462	4,171	3,179	5,623	5,366

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.

See notes to financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Asset Allocation Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	9.85	9.44	10.93	12.91	13.17
Investment Operations:
Investment income—net[a]	.16	.19	.24	.30	.29
Net realized and unrealized
gain (loss) on investments	.83	.46	(1.01)	(.73)	1.21
Total from Investment Operations	.99	.65	(.77)	(.43)	1.50
Distributions:
Dividends from investment income—net	(.21)	(.24)	(.27)	(.36)	(.32)
Dividends from net realized gain on investments	—	—	(.45)	(1.19)	(1.44)
Total Distributions	(.21)	(.24)	(.72)	(1.55)	(1.76)
Net asset value, end of period	10.63	9.85	9.44	10.93	12.91
Total Return (%)	10.00	6.84	(6.08)	(3.99)	12.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.53	.57	.60	.58	.58
Ratio of net expenses to average net assets[b]	.53	.57	.60	.58	.58
Ratio of net investment income
to average net assets[b]	1.49	1.78	2.81	2.51	2.26
Portfolio Turnover Rate	71.08	69.81	78.44[c]	51.92[c]	89.78[c]
Net Assets, end of period ($ x 1,000)	365,661	335,138	301,643	317,545	358,068

a Based on average shares outstanding at each month end.
b Amount does not include the activity of the underlying funds.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009, 2008, and 2007 were 77.77%, 51.44% and 75.75%, respectively.

See notes to financial statements.

The Funds	139

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Asset Allocation Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	9.90	9.50	10.98	12.96	13.21
Investment Operations:
Investment income—net[a]	.14	.17	.23	.27	.26
Net realized and unrealized
gain (loss) on investments	.83	.44	(1.01)	(.74)	1.21
Total from Investment Operations	.97	.61	(.78)	(.47)	1.47
Distributions:
Dividends from investment income—net	(.18)	(.21)	(.25)	(.32)	(.28)
Dividends from net realized gain on investments	—	—	(.45)	(1.19)	(1.44)
Total Distributions	(.18)	(.21)	(.70)	(1.51)	(1.72)
Net asset value, end of period	10.69	9.90	9.50	10.98	12.96
Total Return (%)	9.77	6.44	(6.11)	(4.29)	11.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.78	.82	.85	.81	.86
Ratio of net expenses to average net assets[b]	.78	.82	.85	.81	.86
Ratio of net investment income
to average net assets[b]	1.23	1.54	2.57	2.28	1.98
Portfolio Turnover Rate	71.08	69.81	78.44[c]	51.92[c]	89.78[c]
Net Assets, end of period ($ x 1,000)	4,265	4,015	4,412	4,812	4,274

a Based on average shares outstanding at each month end.
b Amount does not include the activity of the underlying funds.
[c] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009, 2008, and 2007 were 77.77%, 51.44% and 75.75%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series including the following diversified equity funds and balanced fund: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon Asset Allocation Fund (formerly the BNY Mellon Balanced Fund) and the following non-diversified equity fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund seek capital appreciation and BNY Mellon Income Stock Fund seeks total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon International Appreciation Fund seeks long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

At a meeting of the Trust’s Board held on September 13, 2011, the Trust’s Board approved, effective September 15, 2011, a proposal to change the name of BNY Mellon Asset Allocation Fund from “BNY Mellon Balanced Fund” to “BNY Mellon Asset Allocation Fund”.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”).The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.Walter Scott & Partners Limited (“Walter Scott”), also a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon Mid Cap Stock Fund. Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. BNY Mellon Mid Cap Stock Fund no longer offers Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares from other funds. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds	141

NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2011, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held the following shares:

BNY Mellon Large Cap Market
Opportunities Fund, Investor shares	1,000
BNY Mellon Tax-Sensitive Large Cap
Multi-Strategy Fund, Investor shares	1,000
BNY Mellon Focused Equity
Opportunities Fund, Investor shares	1,002

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized as Level 1 in the hierarchy.

U.S.Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service approved by theTrust’s Board.These securities are generally categorized as Level 2 in the hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price. These securities are generally categorized as Level 2 in the hierarchy. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized as Level 2 in the hierarchy.

BNY Mellon Asset Allocation Fund

Investments in debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized as Level 2 in the hierarchy.

Table 1 summarizes the inputs used as of August 31, 2011 in valuing each fund’s investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by each fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measure-

The Funds	143

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Large Cap
Stock Fund
Equity Securities—
Domestic†	1,019,770,973	—	—	—	—	—	1,019,770,973
Equity Securities—
Foreign†	66,696,825	—	—	—	—	—	66,696,825
Mutual Funds	228,173,181	—	—	—	—	—	228,173,181
BNY Mellon Large
Cap Market
Opportunities Fund
Equity Securities—
Domestic†	76,469,170	—	—	—	—	—	76,469,170
Equity Securities—
Foreign†	3,182,636	—	—	—	—	—	3,182,636
Mutual Funds	39,245,718	—	—	—	—	—	39,245,718
BNY Mellon
Tax-Sensitive Large
Cap Multi-Strategy Fund
Equity Securities—
Domestic†	59,409,012	—	—	—	—	—	59,409,012
Equity Securities—
Foreign†	1,724,977	—	—	—	—	—	1,724,977
Mutual Funds	15,750,944	—	—	—	—	—	15,750,944
BNY Mellon Income
Stock Fund
Equity Securities—
Domestic†	192,168,464	—	—	—	—	—	192,168,464
Equity Securities—
Foreign†	10,116,204	—	—	—	—	—	10,116,204
Mutual Funds	53,736,836	—	—	—	—	—	53,736,836
Other Financial
Instruments:
Options Written	—	(205,355)	—	—	—	—	(205,355)
BNY Mellon Mid Cap
Stock Fund
Equity Securities—
Domestic†	1,273,613,786	—	—	—	—	—	1,273,613,786
Equity Securities—
Foreign†	16,792,089	—	—	—	—	—	16,792,089
Mutual Funds	190,887,111	—	—	—	—	—	190,887,111
BNY Mellon Small Cap
Stock Fund
Equity Securities—
Domestic†	344,614,175	—	—	—	—	—	344,614,175
Equity Securities—
Foreign†	7,131,797	—	—	—	—	—	7,131,797
Mutual Funds	115,743,686	—	—	—	—	—	115,743,686

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon U.S. Core
Equity 130/30 Fund
Equity Securities—
Domestic†	382,884,588	—	—	—	—	—	382,884,588
Equity Securities—
Foreign†	26,451,063	—	—	—	—	—	26,451,063
Mutual Funds	786,000	—	—	—	—	—	786,000
Securities Sold Short:
Equity Securities—
Domestic††	—	(72,239,496)	—	—	—	—	(72,239,496)
Equity Securities—
Foreign††	—	(9,182,118)	—	—	—	—	(9,182,118)
Exchange
Traded Funds	—	(1,689,080)	—	—	—	—	(1,689,080)
BNY Mellon
Focused Equity
Opportunities Fund
Equity Securities—
Domestic†	395,597,556	—	—	—	—	—	395,597,556
Equity Securities—
Foreign†	27,193,486	—	—	—	—	—	27,193,486
Mutual Funds	20,765,759	—	—	—	—	—	20,765,759
BNY Mellon
Small/Mid Cap Fund
Equity Securities—
Domestic†	452,055,919	—	—	—	—	—	452,055,919
Equity Securities—
Foreign†	34,662,599	—	—	—	—	—	34,662,599
Mutual Funds	108,773,309	—	—	—	—	—	108,773,309
BNY Mellon
International Fund
Equity Securities—
Foreign†	871,018,848	—	—	—	—	—	871,018,848
Mutual Funds/
Exchange
Traded Funds	6,802,431	—	—	—	—	—	6,802,431
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	—	—	(737)	—	—	(737)

The Funds	145

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Emerging
Markets Fund
Equity Securities—
Foreign†	2,258,045,343	—	9,513,290	—	—	—	2,267,558,633
Mutual Funds/
Exchange
Traded Funds	52,044,058	—	—	—	—	—	52,044,058
Rights†	16,262	—	—	—	—	—	16,262
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	—	47,352	(18,615)	—	—	28,737
BNY Mellon International
Appreciation Fund
Equity Securities—
Foreign†	200,970,796	—	—	—	—	—	200,970,796
U.S. Treasury	—	—	124,999	—	—	—	124,999
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	—	20,754	(873)	—	—	19,881
Futures†††	—	(37,591)	—	—	—	—	(37,591)
BNY Mellon Asset
Allocation Fund
Asset—Backed	—	—	3,610,918	—	—	—	3,610,918
Commercial
Mortgage—Backed	—	—	821,108	—	—	—	821,108
Corporate Bonds†	—	—	37,944,659	—	—	—	37,944,659
Equity Securities—
Domestic†	121,209,472	—	—	—	—	—	121,209,472
Foreign Government	—	—	1,534,200	—	—	—	1,534,200
Municipal Bonds	—	—	6,936,089	—	—	—	6,936,089
Mutual Funds/Exchange
Traded Funds	122,156,657	—	—	—	—	—	122,156,657
U.S. Government
Agencies/
Mortgage—Backed	—	—	46,251,159	—	—	—	46,251,159
U.S. Treasury	—	—	45,446,075	—	—	—	45,446,075

†	See Statement of Investments for additional detailed categorizations.
††	See Statement of Securities Sold Short for additional detailed categorizations.
††† Amount shown represents unrealized appreciation (depreciation) at period end.

ment and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement withThe Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amountThe Bank of NewYork Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2011.

Table 2—Securities Lending Agreement
BNY Mellon Large Cap Stock Fund	$ 25,829
BNY Mellon Income Stock Fund	2,502
BNY Mellon Mid Cap Stock Fund	50,567
BNY Mellon Small Cap Stock Fund	243,200
BNY Mellon Focused
Equity Opportunities Fund	3,054
BNY Mellon Small/Mid Cap Fund	587,974
BNY Mellon Emerging Markets Fund	3,811
BNY Mellon Asset Allocation Fund	4,073

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The funds may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Table 3 summarizes each fund’s investments in affiliated investment companies for the period ended August 31, 2011.

The Funds	147

NOTES TO FINANCIAL STATEMENTS (continued)

Table 3—Affiliated Investment Companies

					Net	Net Unrealized
Affiliated	Value				Realized	Appreciation	Value	Net
Investment Companies	8/31/2010 ($)	Purchases ($)	Sales ($)	Dividends ($)	Gain (Loss) ($) (Depreciation) ($)		8/31/2011 ($)	Assets (%)
BNY Mellon Large
Cap Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	92,000	249,303,000	247,102,000	—	—	—	2,293,000.2
Dreyfus Institutional
Cash Advantage
Fund†	48,126,233	976,613,995	798,860,047	—	—	—	225,880,181	20.4
Total	48,218,233	1,225,916,995	1,045,962,047	—	—	—	228,173,181	20.6
BNY Mellon Large
Cap Market
Opportunities Fund
BNY Mellon U.S.
Core Equity
130/30 Fund, CI. M	969,360	37,463,286	—	54,286	—	(2,600,928)	35,831,718	30.4
Dreyfus Institutional
Preferred Plus Money
Market Fund	1,349,000	72,570,000	70,505,000	—	—	—	3,414,000	2.9
Total	2,318,360	110,033,286	70,505,000	54,286	—	(2,600,928)	39,245,718	33.3
BNY Mellon
Tax-Sensitive
Large Cap
Multi-Strategy Fund
BNY Mellon U.S. Core
Equity 130/30
Fund, CI. M	968,220	13,042,110	450,000	28,110	10,732	(486,118)	13,084,944	17.4
Dreyfus Institutional
Preferred Plus Money
Market Fund	486,000	56,589,000	54,409,000	—	—	—	2,666,000	3.5
Total	1,454,220	69,631,110	54,859,000	28,110	10,732	(486,118)	15,750,944	20.9
BNY Mellon Income
Stock Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	—	75,941,000	65,937,000	—	—	—	10,004,000	4.9
Dreyfus Institutional
Cash Advantage
Fund†	226,325	103,935,560	60,429,049	—	—	—	43,732,836	21.2
Total	226,325	179,876,560	126,366,049	—	—	—	53,736,836	26.1
BNY Mellon Mid Cap
Stock Fund
Dreyfus Institutional
Preferred
Plus Money
Market Fund	7,623,000	598,097,000	589,723,000	—	—	—	15,997,000	1.2
Dreyfus Institutional
Cash Advantage
Fund†	106,687,288	720,198,624	651,995,801	—	—	—	174,890,111	13.4
Total	114,310,288	1,318,295,624	1,241,718,801	—	—	—	190,887,111	14.6

Table 3—Affiliated Investment Companies (continued)

					Net	Net Unrealized
Affiliated	Value				Realized	Appreciation	Value	Net
Investment Companies	8/31/2010 ($)	Purchases ($)	Sales ($)	Dividends ($)	Gain (Loss) ($) (Depreciation) ($)		8/31/2011 ($)	Assets (%)
BNY Mellon Small Cap
Stock Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	3,332,000	287,843,000	281,494,000	—	—	—	9,681,000	2.7
Dreyfus Institutional
Cash Advantage
Fund†	70,173,617	342,659,912	306,770,843	—	—	—	106,062,686	29.5
Total	73,505,617	630,502,912	588,264,843	—	—	—	115,743,686	32.2
BNY Mellon U.S. Core
Equity 130/30 Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	2,949,000	160,366,000	162,529,000	—	—	—	786,000.2
BNY Mellon
Focused Equity
Opportunities Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	1,644,000	140,377,000	141,091,000	—	—	—	930,000.2
Dreyfus Institutional
Cash Advantage Fund —		165,035,810	145,200,051	—	—	—	19,835,759	4.7
Total	1,644,000	305,412,810	286,291,051	—	—	—	20,765,759	4.9
BNY Mellon Small/Mid
Cap Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	7,326,000	283,602,000	264,113,000	—	—	—	26,815,000	5.2
Dreyfus Institutional
Cash Advantage
Fund	18,044,546	445,646,276	381,732,513	—	—	—	81,958,309	16.0
Total	25,370,546	729,248,276	645,845,513	—	—	—	108,773,309	21.2
BNY Mellon
International Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	2,800,000	197,050,000	195,650,000	—	—	—	4,200,000.5
BNY Mellon Emerging
Markets Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	27,100,000	800,600,000	800,200,000	—	—	—	27,500,000	1.2
BNY Mellon
International
Appreciation Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	1,978,000	28,642,000	30,620,000	—	—	—	—	—

The Funds	149

NOTES TO FINANCIAL STATEMENTS (continued)

Table 3—Affiliated Investment Companies (continued)

					Net	Net Unrealized
Affiliated	Value				Realized	Appreciation	Value	Net
Investment Companies	8/31/2010 ($)	Purchases ($)	Sales ($)	Dividends ($)	Gain (Loss) ($) (Depreciation) ($)		8/31/2011 ($)	Assets (%)
BNY Mellon Asset
Allocation Fund
BNY Mellon
Emerging Markets
Fund, CI. M	28,114,308	7,797,586	3,600,000	147,586	(3,532,074)	4,530,967	33,310,787	9.0
BNY Mellon
International
Fund, CI. M	26,854,293	4,473,066	3,200,000	598,066	(2,346,300)	3,414,652	29,195,711	7.9
BNY Mellon Mid Cap
Stock Fund, CI. M	20,046,439	741,460	1,600,000	6,460	(410,054)	4,733,567	23,511,412	6.4
BNY Mellon Small Cap
Stock Fund, CI. M	9,965,393	2,360,000	300,000	—	(131,781)	1,947,848	13,841,460	3.7
Dreyfus Institutional
Preferred Plus
Money Market Fund	2,020,000	120,169,000	119,719,000	—	—	—	2,470,000.7
Dreyfus Institutional
Cash Advantage
Fund†	3,312,094	87,542,913	72,612,913	—	—	—	18,242,094	4.9
Total	90,312,527	223,084,025	201,031,913	752,112	(6,420,209)	14,627,034	120,571,464	32.6

† On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Foreign currency transactions: BNY Mellon Emerging Markets Fund, BNY Mellon International Fund and BNY Mellon International Appreciation Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(e) Concentration of risk: BNY Mellon U. S. Core Equity 130/30 Fund enters into short sales. Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.” The fund may be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks. In theory, stocks sold short have unlimited risk. BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund declare and pay dividends from investment income-net monthly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2011, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Except for BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund, each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities. For the BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund, each of the tax years in the two-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Funds	151

NOTES TO FINANCIAL STATEMENTS (continued)

Table 4 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2011.

Table 5 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2011.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

Table 4—Components of Accumulated Earnings

	Undistributed	Accumulated	Undistributed	Unrealized	Capital (Losses)
	Ordinary	Capital	Capital	Appreciation	Realized After
	Income ($)	(Losses) ($)	Gains ($)	(Depreciation) ($)	October 31, 2010 ($)†
BNY Mellon Large Cap Stock Fund	123,469	(25,090,340)	—	144,390,345	—
BNY Mellon Large Cap Market Opportunities Fund	80,237	—	—	(2,514,382)	(556,042)
BNY Mellon Tax-Sensitive Large Cap
Multi-Strategy Fund	167,163	—	—	1,029,108	(511,859)
BNY Mellon Income Stock Fund	84,947	(12,929,226)	—	4,466,024	—
BNY Mellon Mid Cap Stock Fund	—	—	42,730,040	67,320,219	—
BNY Mellon Small Cap Stock Fund	8,563,051	(74,949,412)	—	(14,252,757)	—
BNY Mellon U.S. Core Equity 130/30 Fund	1,106,295	(51,408,663)	—	7,312,529	(4,379,996)
BNY Mellon Focused Equity Opportunities Fund	423,691	—	903,915	22,511,432	—
BNY Mellon Small/Mid Cap Fund	6,817,868	—	—	19,236,159	(8,099,186)
BNY Mellon International Fund	26,822,626	(569,418,659)	—	(135,150,263)	(334,986)††
BNY Mellon Emerging Markets Fund	23,601,571	—	66,325,266	(33,604,472)	(1,208,993)††
BNY Mellon International Appreciation Fund	5,887,319	(15,657,135)	—	(62,455,796)	(169,710)††
BNY Mellon Asset Allocation Fund	2,165,850	—	1,700,674	17,581,150	—

†	These losses were deferred for tax purposes to the first day of the following fiscal year.
†† These are passive foreign investment companies post-October losses of $334,986, $1,208,993 and $169,710 for BNY Mellon International Fund, BNY Mellon
Emerging Markets Fund and BNY Mellon International Appreciation Fund, respectively.

Table 5—Capital Loss Carryover

Expiring in fiscal	2017 ($)†	2018 ($)†	Total ($)
BNY Mellon Large Cap Stock Fund	—	25,090,340	25,090,340
BNY Mellon Income Stock Fund	—	12,929,226	12,929,226
BNY Mellon Small Cap Stock Fund	—	74,949,412	74,949,412
BNY Mellon U.S. Core Equity 130/30 Fund	18,554,851	32,853,812	51,408,663
BNY Mellon International Fund	107,124,489	462,294,170	569,418,659
BNY Mellon International Appreciation Fund	15,657,135	—	15,657,135

†	If not applied, the carryovers expire in the above years.

Table 6 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010, respectively.

During the period ended August 31, 2011, as a result of permanent book to tax differences, where indicated, each identified fund increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and (decreased) paid-in capital as summarized in Table 7. These permanent book to tax differences are primarily due to fund start-up costs and dividend reclassification for BNY Mellon Large Cap Market Opportunities Fund, fund start-up costs, real estate investment trusts and dividend reclassification for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, real estate investment trusts, dividend reclassification and net operating losses

Table 6—Tax Character of Distributions Paid

				Long-Term
	Ordinary Income ($)		Capital Gains ($)
	2011	2010	2011	2010
BNY Mellon Large Cap Stock Fund	13,291,252	11,065,751	—	—
BNY Mellon Large Cap Market Opportunities Fund	183,058	—	—	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	186,294	—	75	—
BNY Mellon Income Stock Fund	3,104,684	1,723,623	—	—
BNY Mellon Mid Cap Stock Fund	—	8,513,360	358,451	—
BNY Mellon Small Cap Stock Fund	—	754,676	—	—
BNY Mellon U.S. Core Equity 130/30 Fund	1,000,686	307,480	—	—
BNY Mellon Focused Equity Opportunities Fund	1,301,844	24,000	—	—
BNY Mellon Small/Mid Cap Fund	2,897,589	176,607	237,575	—
BNY Mellon International Fund	21,184,188	30,009,971	—	—
BNY Mellon Emerging Markets Fund	9,733,250	11,055,178	—	—
BNY Mellon International Appreciation Fund	5,599,840	7,648,881	—	—
BNY Mellon Asset Allocation Fund	7,382,447	7,907,628	—	—

Table 7—Return of Capital Statement of Position

		Accumulated	Accumulated
		Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)		Gain (Loss) ($)	Capital ($)
BNY Mellon Large Cap Market Opportunities Fund		1,358	1,315	(2,673)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		(236)	2,824	(2,588)
BNY Mellon Mid Cap Stock Fund		894,329	1,016,481	(1,910,810)
BNY Mellon Small Cap Stock Fund		9,711,793	(9,179,235)	(532,558)
BNY Mellon U.S. Core Equity 130/30 Fund		50,202	(50,202)	—
BNY Mellon Focused Equity Opportunities Fund		3,223	—	(3,223)
BNY Mellon Small/Mid Cap Fund		(106,892)	103,541	3,351
BNY Mellon International Fund		5,510,339	(3,485,695)	(2,024,644)
BNY Mellon Emerging Markets Fund		(6,232,524)	6,232,524	—
BNY Mellon International Appreciation Fund		400,031	(400,031)	—
BNY Mellon Asset Allocation Fund		881,325	(881,325)	—

The Funds	153

NOTES TO FINANCIAL STATEMENTS (continued)

for BNY Mellon Mid Cap Stock Fund, real estate investment trusts, limited partnerships, passive foreign investment companies and net operating losses for BNY Mellon Small Cap Stock Fund, short sales reclassification for BNY Mellon U.S. Core Equity 130/30 Fund, fund start-up costs for BNY Mellon Focused Equity Opportunities Fund, real estate investment trusts, limited partnerships and dividend reclassification for BNY Mellon Small/Mid Cap Fund, foreign exchange gains and losses, passive foreign investment companies and adjustments for the taxable reorganization for BNY Mellon International Fund, foreign exchange gains and losses, passive foreign investment companies, and Thailand and India capital gains taxes for BNY Mellon Emerging Markets Fund, foreign exchange gains and losses for BNY Mellon International Appreciation Fund and paydown gains and losses on mortgage backed securities and amortization adjustments for BNY Mellon Asset Allocation Fund. Net assets and net asset values per share were not affected by these reclassifications.

BNY Mellon Asset Allocation Fund

(h) New Accounting Pronouncement: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity.ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by

Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2011, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 for BNY Mellon Large Cap Stock Fund, was approximately $1,819,200 with a related weighted average annualized interest rate of 1.45%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 for BNY Mellon Income Stock Fund, was approximately $147,000 with a related weighted average annualized interest rate of 1.42%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 for BNY Mellon Mid Cap Stock Fund, was approximately $192,600 with a related weighted average annualized interest rate of 1.42%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 for BNY Mellon Small Cap Stock Fund, was approximately $50,100 with a related weighted average annualized interest rate of 1.43%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 for BNY Mellon U.S. Core Equity 130/30 Fund, was approximately $125,800 with a related weighted average annualized interest rate of 1.41%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 for BNY Mellon International Fund, was approximately $648,500 with a related weighted average annualized interest rate of 1.42%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 for BNY Mellon Emerging Markets Fund, was approximately $775,900 with a related weighted average annualized interest rate of 1.38%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 for BNY Mellon International Appreciation Fund, was approximately $125,800 with a related weighted average annualized interest rate of 1.37%.

NOTE 4—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying BNY Mellon funds), of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying BNY Mellon funds), of BNY MellonTax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Stock Fund, .85% of BNY Mellon Small Cap Stock Fund, .80% of BNY Mellon U.S. Core Equity 130/30 Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Large Cap Market Opportunities Fund, the Investment Adviser has contractually agreed, until January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses, (excluding shareholder services fees, taxes, interest, brokerage commissions and extraordinary expenses), do not exceed 1.25% of the value of the average daily net assets of their respective class.The reduction in investment advisory fee, amounted to $135,991 during the period ended August 31, 2011.

For BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, the Investment Adviser has contractually agreed, until January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses, (excluding shareholder services fees, taxes, interest, brokerage commissions and extraordinary expenses), do not exceed 1.15% of the value of the average daily net assets of their respective class.The reduction in investment advisory fee, amounted to $202,664 during the period ended August 31, 2011.

For BNY Mellon Small Cap Stock Fund, the Investment Adviser had contractually agreed until, September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class M shares and Investor shares of the fund, (exclusive of taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses), did not exceed an annual rate of .99% and 1.24% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $5,069 during the period ended August 31, 2011.This undertaking is no longer in effect.

For BNY Mellon Focused Equity Opportunities Fund, the Investment Adviser had contractually agreed until, January 1, 2011, to waive receipt of its fees and/or

The Funds	155

NOTES TO FINANCIAL STATEMENTS (continued)

assume the expenses of the fund so that the direct expenses of neither class, (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses), did not exceed .90% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $5,365 during the period ended August 31, 2011. This undertaking is no longer in effect.

For BNY Mellon Small/Mid Cap Fund, the Investment Adviser had contractually agreed, until January 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses), did not exceed .95% of the value of the average daily net assets of their respective class.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $3,558 during the period ended August 31, 2011. This undertaking is no longer in effect.

For BNY Mellon International Appreciation Fund, the Investment Adviser had contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses), did not exceed .67% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $4,044 during the period ended August 31, 2011. This undertaking is no longer in effect.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, from September 15, 2011 until December 31, 2012, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual fund operating expenses (including indirect fees and expense of the underlying funds, but excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .87% of the value of the average daily net assets of their respective class.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of certain other series of the Trust.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of certain other series of the Trust.

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets.

During the period ended August 31, 2011, the Distributor retained $249 from CDSCs on redemptions of BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) BNY Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares. BNY Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2011, BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $4,258 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and BNY Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 8 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2011, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 8—Shareholder Services Plan Fees
BNY Mellon Large Cap Stock Fund	$71,629
BNY Mellon Large Cap Market
Opportunities Fund	28
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	409
BNY Mellon Income Stock Fund	2,568
BNY Mellon Mid Cap Stock Fund,
Investor shares	65,317
BNY Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	1,420
BNY Mellon Small Cap Stock Fund	18,335
BNY Mellon U.S. Core
Equity 130/30 Fund	422
BNY Mellon Focused Equity
Opportunities Fund	119
BNY Mellon Small/Mid Cap Fund	386
BNY Mellon International Fund	13,426
BNY Mellon Emerging Markets Fund	35,691
BNY Mellon International
Appreciation Fund	10,255
BNY Mellon Asset Allocation Fund	11,735

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash man-

The Funds	157

NOTES TO FINANCIAL STATEMENTS (continued)

agement fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2011, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations.These fees were partially offset by earnings credits, also summarized in Table 9.

Table 9—Cash Management Agreement Fees
Cash Management		Earnings
	Fees ($)	Credits ($)
BNY Mellon Large Cap
Stock Fund	256	(8)
BNY Mellon Large Cap
Market Opportunities Fund	13	(1)
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	15	(1)
BNY Mellon Income Stock Fund	85	(3)
BNY Mellon Mid Cap Stock Fund	6,823	(217)
BNY Mellon Small Cap Stock Fund	1,785	(57)
BNY Mellon U.S. Core
Equity 130/30 Fund	46	(1)
BNY Mellon Focused
Equity Opportunities Fund	37	(1)
BNY Mellon Small/Mid Cap Fund	38	(1)
BNY Mellon International Fund	400	(13)
BNY Mellon Emerging
Markets Fund	668	(19)
BNY Mellon International
Appreciation Fund	730	(23)
BNY Mellon Asset Allocation Fund	69	(2)

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2011, pursuant to the custody agreement.

Table 10—Custody Agreement Fees

BNY Mellon Large Cap Stock Fund	$95,231
BNY Mellon Large Cap
Market Opportunities Fund	36,877
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	89,956
BNY Mellon Income Stock Fund	17,930
BNY Mellon Mid Cap Stock Fund	108,837
BNY Mellon Small Cap Stock Fund	63,346
BNY Mellon U.S. Core
Equity 130/30 Fund	48,423
BNY Mellon Focused Equity
Opportunities Fund	42,793
BNY Mellon Small/Mid Cap Fund	51,187
BNY Mellon International Fund	239,033
BNY Mellon Emerging Markets Fund	2,734,375
BNY Mellon International
Appreciation Fund	74,160
BNY Mellon Asset Allocation Fund	35,625

During the period ended August 31, 2011, each fund was charged $7,225 for services performed by the Chief Compliance Officer.

Table 11 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) Each Trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

NOTE 5—Securities Transactions:

Table 12 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term

Table 11—Due to The Dreyfus Corporation and Affiliates

	Investment	Rule 12b-1	Shareholder		Chief	(Less)
	Advisory	Distribution	Services	Custodian	Compliance	Expense
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Large Cap Stock Fund	599,860	—	2,586	32,000	3,253	—
BNY Mellon Large Cap Market
Opportunities Fund	50,511	—	2	10,000	3,253	(2,507)
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	36,367	—	21	12,880	3,253	(27,286)
BNY Mellon Income Stock Fund	89,334	—	197	4,800	3,253	—
BNY Mellon Mid Cap Stock Fund	814,894	269	5,760	40,000	3,253	—
BNY Mellon Small Cap Stock Fund	254,859	—	1,559	21,200	3,253	—
BNY Mellon U.S. Core
Equity 130/30 Fund	215,653	—	36	13,619	3,253	—
BNY Mellon Focused Equity
Opportunities Fund	241,992	—	6	13,200	3,253	—
BNY Mellon Small/Mid Cap Fund	312,423	—	50	16,000	3,253	—
BNY Mellon International Fund	635,383	—	1,166	128,104	3,253	—
BNY Mellon Emerging Markets Fund	2,260,113	—	4,372	720,071	3,253	—
BNY Mellon International
Appreciation Fund	85,142	—	839	3,320	3,253	—
BNY Mellon Asset Allocation Fund	124,048	—	915	11,035	3,253	—

Table 12—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	1,133,793,236	1,415,874,689
BNY Mellon Large Cap Market Opportunities Fund	129,060,782	15,613,467
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	77,803,197	14,089,868
BNY Mellon Income Stock Fund	180,251,934	83,585,878
BNY Mellon Mid Cap Stock Fund	1,908,665,109	2,073,544,847
BNY Mellon Small Cap Stock Fund	701,518,481	859,571,860
BNY Mellon Focused Equity Opportunities Fund	366,745,855	220,536,236
BNY Mellon Small/Mid Cap Fund	711,730,334	463,435,513
BNY Mellon International Fund	594,044,580	781,602,464
BNY Mellon Emerging Markets Fund	2,219,564,260	1,751,280,265
BNY Mellon International Appreciation Fund	22,287,503	57,486,173
BNY Mellon Asset Allocation Fund	269,914,906	269,290,150
BNY Mellon U.S. Core Equity 130/30 Fund
Long transactions	660,694,573	514,573,388
Short sale transactions	268,214,351	278,216,182
Total	928,908,924	792,789,570

The Funds	159

NOTES TO FINANCIAL STATEMENTS (continued)

securities, financial futures, options transactions and forward contracts, during the period ended August 31, 2011.

Short Sales: BNY Mellon U.S. Core Equity 130/30 Fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short position. Securities sold short at August 31, 2011, and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

Table 13 shows BNY Mellon International Appreciation Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at August 31, 2011 are set forth in the Statement of Financial Futures.

Options: BNY Mellon Income Stock Fund and BNY Mellon Focused Equity Opportunities Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment. Each fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

Table 13—Derivatives and Hedging

Fair value of derivative instruments for BNY Mellon International Appreciation Fund as of August 31, 2011 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk	—	Equity risk[1]	(37,591)
Foreign exchange risk[2]	20,754	Foreign exchange risk[3]	(873)
Gross fair value of derivatives contracts	20,754		(38,464)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Unrealized appreciation on forward foreign currency exchange contracts.
[3] Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations for BNY Mellon International Appreciation Fund during the period ended August 31, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
Underlying risk	Futures[4]	Forward Contracts[5]	Total
Equity	(16,371)	—	(16,371)
Foreign exchange	—	400,025	400,025
Total	(16,371)	400,025	383,654

	Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures[6]	Forward Contracts[7]	Total
Equity	20,334	—	20,334
Foreign exchange	—	(109,723)	(109,723)
Total	20,334	(109,723)	(89,389)

Statement of Operations location:
[4]	Net realized gain (loss) on financial futures.
[5]	Net realized gain (loss) on forward foreign currency exchange contracts.
[6]	Net unrealized appreciation (depreciation) on financial futures.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The Funds	161

NOTES TO FINANCIAL STATEMENTS (continued)

As a writer of call options, each fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, each fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, each fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, each fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, each fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, each fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, each fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by each fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.

Table 14 summarizes BNY Mellon Income Stock Fund’s and BNY Mellon Focused Equity Opportunities Fund’s call/put options written during the period ended August 31, 2011.

Forward Foreign Currency Exchange Contracts:

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies.When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. Table 15 summarizes open forward contracts for each fund at August 31, 2011.

Table 14—Options Written

BNY Mellon Income Stock Fund					Options Terminated
		Number of	Premiums			Net Realized
Options Written		Contracts	Received ($)		Cost ($)	Gain ($)
Contracts outstanding August 31, 2010		—	—
Contracts written		2,176	237,674
Contracts terminated:
Contracts closed		412	78,471		41,009	37,462
Contracts expired		816	31,811		—	31,811
Total contracts terminated		1,228	110,282		41,009	69,273
Contracts outstanding August 31, 2011		948	127,392

Table 14—Options Written (continued)

BNY Mellon Focused Equity Opportunities Fund					Options Terminated
		Number of	Premiums			Net Realized
Options Written		Contracts	Received ($)		Cost ($)	Gain ($)
Contracts outstanding August 31, 2010		400	53,971
Contracts written		4,342	677,233
Contracts terminated;
Contracts closed		4,742	731,204		268,459	462,745
Contracts outstanding August 31, 2011		—	—

Table 15—Forward Foreign Currency Exchange Contracts

BNY Mellon International Fund
	Foreign
	Currency					Unrealized
Forward Foreign Currency Exchange Contracts	Amounts	Proceeds ($)		Value ($)	(Depreciation) ($)
Sales:
Japanese Yen, Expiring 9/1/2011	20,632,162	268,879		269,455		(576)
Japanese Yen, Expiring 9/2/2011	5,571,779	72,606		72,767		(161)
Gross Unrealized Depreciation						(737)

The Funds	163

NOTES TO FINANCIAL STATEMENTS (continued)

Table 15—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Brazilian Real, Expiring 9/1/2011	1,393,354	867,160	875,277	8,117
Brazilian Real, Expiring 9/2/2011	1,197,198	732,590	752,056	19,466
Brazilian Real, Expiring 9/2/2011	1,074,929	657,771	675,249	17,478
Sales:		Proceeds ($)
Brazilian Real, Expiring 9/6/2011	481,829	289,752	302,675	(12,923)
Indian Rupee, Expiring 9/2/2011	15,129,993	329,307	328,556	751
Indian Rupee, Expiring 9/2/2011	11,272,172	245,340	244,781	559
Philippine Peso, Expiring 9/2/2011	2,826,391	66,897	66,838	59
Philippine Peso, Expiring 9/6/2011	10,769,846	254,847	254,681	166
South Korean Won, Expiring 9/1/2011	1,004,520,911	936,180	941,577	(5,397)
South Korean Won, Expiring 9/1/2011	54,993,990	51,253	51,548	(295)
South Korean Won, Expiring 9/2/2011	1,162,680,281	1,090,388	1,089,826	562
South Korean Won, Expiring 9/2/2011	401,303,008	376,351	376,157	194
Gross Unrealized Appreciation				47,352
Gross Unrealized Depreciation				(18,615)

Table 15—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon International Appreciation Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar, Expiring 9/21/2011	160,056	168,111	170,609	2,498
British Pound, Expiring 9/21/2011	14,679	23,526	23,823	297
British Pound, Expiring 9/21/2011	58,200	93,744	94,454	710
British Pound, Expiring 9/21/2011	57,600	93,785	93,480	(305)
British Pound, Expiring 9/21/2011	55,700	90,959	90,397	(562)
Euro, Expiring 9/21/2011	27,293	39,202	39,196	(6)
Euro, Expiring 9/21/2011	39,100	54,910	56,152	1,242
Euro, Expiring 9/21/2011	54,000	76,113	77,550	1,437
Euro, Expiring 9/21/2011	53,600	75,123	76,975	1,852
Euro, Expiring 9/21/2011	76,600	109,336	110,006	670
Euro, Expiring 9/21/2011	41,319	58,413	59,338	925
Japanese Yen, Expiring 9/21/2011	8,054,898	100,968	105,213	4,245
Japanese Yen, Expiring 9/21/2011	65,000	822	849	27
Japanese Yen, Expiring 9/21/2011	16,540,000	209,194	216,045	6,851
Gross Unrealized Appreciation				20,754
Gross Unrealized Depreciation				(873)

Table 16 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended August 31, 2011.

Table 17 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2011.

Table 16—Average Market Value of Derivatives

Average
Market Value ($)
BNY Mellon Income Stock Fund
Equity options contracts	32,950
BNY Mellon Focused Equity Opportunities Fund
Equity options contracts	91,999
BNY Mellon International Fund
Forward contracts	4,925,372
BNY Mellon Emerging Markets Fund
Forward contracts	11,230,140
BNY Mellon International Appreciation Fund
Equity futures contracts	2,599,787
Forward contracts	2,649,365

Table 17—Accumulated Net Unrealized Appreciation (Depreciation)

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	1,170,250,634	182,649,653	38,259,308	144,390,345
BNY Mellon Large Cap Market Opportunities Fund	121,411,906	4,477,111	6,991,493	(2,514,382)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	75,855,825	3,968,958	2,939,850	1,029,108
BNY Mellon Income Stock Fund	251,477,517	10,156,893	5,612,906	4,543,987
BNY Mellon Mid Cap Stock Fund	1,413,972,767	160,518,376	93,198,157	67,320,219
BNY Mellon Small Cap Stock Fund	481,742,415	29,804,726	44,057,483	(14,252,757)
BNY Mellon U.S. Core Equity 130/30 Fund	408,732,191	27,916,509	26,527,049	1,389,460
BNY Mellon Focused Equity Opportunities Fund	421,045,369	47,234,830	24,723,398	22,511,432
BNY Mellon Small/Mid Cap Fund	576,255,668	62,623,513	43,387,354	19,236,159
BNY Mellon International Fund	1,013,200,549	62,404,181	197,783,451	(135,379,270)
BNY Mellon Emerging Markets Fund	2,353,333,260	238,752,727	272,467,034	(33,714,307)
BNY Mellon International Appreciation Fund	263,515,764	14,635,097	77,055,066	(62,419,969)
BNY Mellon Asset Allocation Fund	368,329,187	31,857,839	14,276,689	17,581,150

The Funds	165

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of BNY Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, and BNY Mellon Asset Allocation Fund (formerly known as BNY Mellon Balanced Fund), (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, statements of financial futures (with respect to BNY Mellon International Appreciation Fund), statement of options written (with respect to BNY Mellon Income Stock Fund) and statement of securities sold short (with respect to BNY Mellon U.S. Core Equity 130/30 Fund) as of August 31, 2011, and the related statements of operations for the year or periods then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, the statement of cash flows for the year then ended (with respect to the BNY Mellon U.S. Core Equity 130/30 Fund), and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.With respect to the BNY Mellon International Appreciation Fund, the financial highlights for each of the years in the two-year period ended December 31, 2007 were audited by other independent registered public accountants whose report thereon, dated February 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, and BNY Mellon Asset Allocation Fund (formerly known as BNY Mellon Balanced Fund), each a series of BNY Mellon Funds Trust, as of August 31, 2011, and the results of their operations, the changes in their net assets, its cash flows (with respect to BNY Mellon U.S. Core Equity 130/30 Fund), and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2011

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Large Cap Stock Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $13,291,252 as ordinary income dividends paid during the year ended August 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund designates 100% of ordinary income dividends paid during the year ended August 31, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

BNY Mellon Large Cap Market Opportunities Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $183,058 as ordinary income dividends paid during the year ended August 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund designates 100% of ordinary income dividends paid during the year ended August 31, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also the fund designates the maximum amount allowable but not less than $.0261 per share as a short-term captial gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $186,294 as ordinary income dividends paid during the year ended August 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund designates 100% of ordinary income dividends paid during the year ended August 31, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also the fund designates the maximum amount allowable but not less than $.0266 per share as a short-term captial gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Also, the fund designates the maximum allowable but not less than $75 as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

BNY Mellon Income Stock Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $3,104,684 as ordinary income dividends paid during the year ended August 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates 100% of ordinary income dividends paid during the year ended August 31, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

BNY Mellon Mid Cap Stock Fund

The fund designates the maximum amount allowable but not less than $358,451 as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

The Funds	167

IMPORTANT TAX INFORMATION (Unaudited) (continued)

BNY Mellon U.S. Core Equity 130/30 Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $1,000,686 as ordinary income dividends paid during the year ended August 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund designates 100% of ordinary income dividends paid during the year ended August 31, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

BNY Mellon Focused Equity Opportunities Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $1,301,844 as ordinary income dividends paid during the year ended August 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund designates 100% of ordinary income dividends paid during the year ended August 31, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

BNY Mellon Small/Mid Cap Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $2,297,251 as ordinary income dividends paid during the year ended August 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund designates the maximum amount allowable but not less than 16.79% of ordinary income dividends paid during the year ended August 31, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also the fund designates the maximum amount allowable but not less than $.0797 per share as a short-term captial gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.Also the fund designates the maximum amount allowable but not less than $.0081 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund designates the maximum amount allowable but not less than $36,453,133 as income sourced from foreign countries for the fiscal year ended August 31, 2011 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund designates the maximum amount allowable but not less than $2,658,843 as taxes paid from foreign countries for the fiscal year ended August 31, 2011 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2011 calendar year with Form 1099-DIV which will be mailed in early 2012. Also, the fund designates the maximum amount allowable, but not less than $21,184,188 as ordinary income dividends paid during the fiscal year ended August 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund designates the maximum amount allowable but not less than $68,118,295 as income sourced from foreign countries for the fiscal year ended August 31, 2011 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund designates the maximum amount allowable but not less than $10,140,123 as taxes paid from foreign countries for the fiscal year ended August 31, 2011 in accordance with Section 853(a) of the Internal Revenue Code.Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2011 calendar year with Form 1099-DIV which will be mailed in early 2012.Also, the fund designates the maximum amount allowable, but not less than $9,733,250 as ordinary income dividends paid during the fiscal year ended August 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Appreciation Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund designates the maximum amount allowable but not less than $9,610,185 as income sourced from foreign countries for the fiscal year ended

August 31, 2011 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund designates the maximum amount allowable but not less than $799,042 as taxes paid from foreign countries for the fiscal year ended August 31, 2011 in accordance with Section 853(a) of the Internal Revenue Code.Also the fund designates the maximum amount allowable, but not less than $5,599,840 as ordinary income dividends paid during the fiscal year ended August 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2011 calendar year with Form 1099-DIV which will be mailed in early 2012.

BNY Mellon Asset Allocation Fund

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $3,010,052 as ordinary income dividends paid during the year ended August 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 41.24% of ordinary income dividends paid during the year ended August 31, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

The Funds	169

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND THE APPROVAL OF
EACH FUND’S ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 8-9, 2011, the Board considered the renewal of the Trust’s Investment Advisory Agreement and the Administration Agreement (together, the “Agreement”) pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services andThe Bank of NewYork Mellon provides the funds with administrative services.The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of NewYork Mellon pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to the funds, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for each fund.

The Board members also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered Dreyfus’ brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Performance and Advisory Fees and Expense Ratios.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with that of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2011, and (2) each fund’s actual and contractual advisory fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from each fund’s financial statements available to Lipper as of January 31, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long term performance.

As applicable to each fund, representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s advisory fee.

BNY Mellon Large Cap Stock Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was generally at or above the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual advisory fee was above the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon U.S. Core Equity 130/30 Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians and ranked first in the Performance Group for the one- and three-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual advisory fee was below the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Asset Allocation Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the one- and two-year periods when the fund’s performance was below the Performance Group and Performance Universe medians.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual advisory fee was below the Expense Group median and the fund’s actual advisory fee and total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Income Stock Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the two-year period when the fund’s performance was above the Performance Group and Performance Universe medians, and ranked in the fourth quartile in the

The Funds	171

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND
THE APPROVAL OF EACH FUND’S ADMINISTRATION AGREEMENT (Unaudited) (continued)

Performance Group for most of the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Board also received a presentation from an analyst who assists the fund’s primary portfolio manager regarding the factors which, over the past year, influenced the fund’s performance results. The Board also noted the recent steps that management had taken to improve the fund’s performance by changing the fund’s investment approach to focus on securities with a higher current dividend.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual advisory fee was above the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Mid Cap Stock Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the two-year period when the fund’s performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual advisory fee was above the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Small Cap Stock Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s performance was above the Performance Group median, and ranked in the fourth quartile in the Performance Group and Performance Universe for most of the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board considered management’s efforts to improve the fund’s performance by appointing a new primary portfolio manager of the fund last year. The Board also stated its expectation for continued improvement in the fund’s performance results in the future.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual advisory fee was above the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians. The Board also considered the fee waiver and expense reimbursement arrangement undertaken by the investment adviser that was in effect until September 30, 2010.

BNY Mellon Focused Equity Opportunities Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the

Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual advisory fee was below the Expense Group median, the fund’s actual advisory fee was below the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medi-ans.The Board also considered the fee waiver and expense reimbursement arrangement undertaken by the investment adviser that was in effect until January 1, 2011.

BNY Mellon Small/Mid Cap Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians and ranked in the first quartile in the Performance Group and Performance Universe for the one-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual advisory fee was above the Expense Group median and the fund’s actual advisory fee and total expenses were below the Expense Group and Expense Universe medians. The Board also considered the fee waiver and expense reimbursement arrangement undertaken by the investment adviser that was in effect until January 1, 2011.

BNY Mellon International Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the three-year period when the fund’s performance was at the Performance Group median and the ten-year period when the fund’s performance was above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s portfolio managers regarding the factors which, over the past year, influenced the fund’s performance results, including the effects of value investing in a rising market.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual advisory fee was above the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Emerging Markets Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s performance was below the Performance Group and Performance Universe medians and the two-year period when the fund’s performance was at the Performance Group median and below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual advisory fee was above the Expense Group median and the fund’s actual advisory fee and total expenses were above the Expense Group and Expense Universe medians.

The Funds	173

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND
THE APPROVAL OF EACH FUND’S ADMINISTRATION AGREEMENT (Unaudited) (continued)

BNY Mellon International Appreciation Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was generally at or above the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual advisory fee was below the Expense Group median and the fund’s actual advisory fee and total expenses were below the Expense Group and Expense Universe medians. The Board also considered the fee waiver and expense reimbursement arrangement undertaken by the investment adviser that was in effect until September 30, 2010.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund.The Board also noted the expense limitation arrangements for certain funds and their effect on Dreyfus’ profitability.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board’s counsel stated that the Board members should consider the profitability analysis with respect to each fund (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for each fund and the extent to which economies of scale would be realized if the relevant fund grows and whether fee levels reflect these economies of scale for the benefit of each fund’s shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in each fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to BNY Mellon U.S. Core Equity 130/30 Fund and BNY Mellon Small/Mid Cap Fund, the Board was satisfied with each fund’s performance.

  With respect to BNY Mellon Large Cap Stock Fund, BNY Mellon Balanced Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund, the Board generally was satisfied with each fund’s overall performance.

  With respect to BNY Mellon Small Cap Stock Fund, the Board generally was satisfied with the fund’s improved performance, in light of the considerations described above.

  With respect to BNY Mellon Income Stock Fund, the Board noted Dreyfus’ efforts to improve the fund’s per- formance and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board members determined that renewal of the Agreement was in the best interests of each fund and its respective shareholders.

At a meeting of the Trust’s Board of Trustees held on September 13, 2011, the Board approved amendments to the Agreement with respect to BNY Mellon Balanced Fund (which as of September 15, 2011 is known as BNY Mellon Asset Allocation Fund) which provide that, as of September 15, 2011, the fund will pay an investment advisory fee to BNY Mellon Fund Advisers at the annual rate of 0.15% applied to the portion of the fund’s average daily net assets allocated to investments in funds in the Dreyfus Family of Funds (Dreyfus funds) and unaffiliated funds and will pay no administration fee on that portion of the fund’s average daily net assets allocated to investments in Dreyfus funds and unaffiliated funds.The Board members determined that the amendments to the Agreement were in the best interests of the fund and its shareholders.

BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The re-approval date of the Agreement pertaining to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund is June 1, 2012 and, therefore, the Board was not required to consider the re-approval of the Agreement with respect to these Funds at its meeting held on March 8-9, 2011.

The Funds	175

BOARD MEMBERS INFORMATION (Unaudited)

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds	177

OFFICERS OF THE TRUST (Unaudited)

CHRISTOPHER SHELDON, President since September 2006.

As director of Investment Strategy for BNY Mellon Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research. He also oversaw the alternative investment groups from June 2006 to September 2008. He was previously a Vice President of the Trust. He is 46 years old has been employed by BNY Mellon since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Funds	179

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Sub-Investment Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX	
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX	
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX	
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	
BNY Mellon Mid Cap Stock Fund	Class M: MPMCX	Investor: MIMSX	Dreyfus Premier: MMSPX
BNY Mellon Small Cap Stock Fund	Class M: MPSSX	Investor: MISCX	
BNY Mellon U.S. Core Equity 130/30 Fund	Class M: MUCMX	Investor: MUCIX	
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX	
BNY Mellon Small/Mid Cap Fund	Class M: MMCMX	Investor: MMCIX	
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX	
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX	
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX	
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX	

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2011 MBSC Securities Corporation

MFTAR0811-EQ

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Bond Fund	3
BNY Mellon Intermediate Bond Fund	6
BNY Mellon Intermediate U.S. Government Fund	9
BNY Mellon Short-Term U.S. Government Securities Fund	12
Understanding Your Fund's Expenses	15
Comparing Your Fund's Expenses With Those of Other Funds	16
Statements of Investments	17
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights	37
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	55
Important Tax Information	56
Information About the Renewal of Each Fund's Investment Advisory Agreement and the Approval of Each Fund's Administration Agreement	57
Board Members Information	62
Officers of the Trust	64

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the BNY Mellon Funds Trust, covering the 12-month period through August 31, 2011.

Although higher yielding bonds rallied strongly through the first quarter of 2011 due to expectations of a more robust economic recovery, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S. Treasury securities were not assigned the highest possible credit rating. Fixed-income securities proved volatile in this tumultuous environment, as the stalled economy caused higher yielding market sectors to give back many of the reporting period's previous gains while U.S. government securities rallied.

The economic outlook currently is clouded by heightened market volatility and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs. The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your portfolio manager.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
September 15, 2011

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Bond Fund’s Class M shares produced a total return of 4.06%, and Investor shares returned 3.72%.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), produced a total return of 4.62%.2

After encountering bouts of market weakness over the final months of 2010, higher yielding sectors of the U.S. bond market generally rallied over the first half of 2011 when investors refocused on riskier assets. However, higher yielding bonds again struggled amid heightened market volatility during the reporting period’s final months due to a sharp downturn in economic sentiment. The fund produced lower returns than its benchmark over the full reporting period, primarily due to its underweighted exposure to some of the riskier assets that fared well in the fall of 2010 and the spring of 2011.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S.Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Market Volatility Intensified Along with Economic Uncertainty

Investors’ outlooks had improved dramatically by the start of the reporting period when the Federal Reserve Board announced a new round of quantitative easing designed to jump-start the U.S. economy. Subsequent improvements in economic data and corporate earnings further buoyed market sentiment into the first quarter of 2011.These developments supported prices of higher yielding fixed-income securities, such as corporate bonds, but they sent prices of traditionally defensive U.S. government securities lower as investors anticipated higher interest rates. However, investors’ optimism was shaken in February 2011 when political unrest in the Middle East led to sharply rising energy prices, and again in March when devastating natural and nuclear disasters in Japan threatened to disrupt the global industrial supply chain. Nonetheless, investors proved resilient, and the more economically sensitive sectors of the bond market bounced back quickly from these unexpected shocks.

In late April, economic sentiment began to deteriorate in earnest when Greece again appeared headed for default on its sovereign debt, economic data proved more disappointing than expected and the debate regarding U.S. government spending and borrowing intensified. Higher yielding bonds suffered bouts of heightened volatility and U.S. Treasury securities recovered earlier losses as newly risk-averse investors shifted their focus from riskier market sectors to traditionally defensive investments. Market turbulence was particularly severe in August after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities. Ironically, this development sparked a renewed “flight to quality” that drove prices of U.S. Treasury securities higher.

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

Defensive Investment Posture Dampened Relative Results

The fund’s results compared to the benchmark were undermined by its conservative investment approach, which resulted in underweighted exposure to riskier assets—such as lower-rated asset-backed securities and commercial mortgage-backed securities—that fared relatively well over the fall of 2010 and the spring of 2011. In addition, we managed the fund to mitigate the risks of rising interest rates, but a relatively short average duration among U.S. Treasury securities hurt the fund’s relative performance over the reporting period’s second half, offsetting the benefits of the same strategy over the first half.

On a more positive note, the fund received relatively strong contributions to performance from modestly overweighted positions in investment-grade corporate bonds and taxable municipal bonds. A focus on mortgage-backed pass-through securities with 15-year maturities produced returns that were roughly in line with broader market averages.

Positioned for a Slower-Growth Environment

We currently expect the U.S. economic recovery to persist, but at a more sluggish pace than historical norms, as concerns currently weighing on market sentiment may be slow to recede.We remain committed to the fund’s longstanding investment approach, including a bias toward market sectors and individual securities that seek to produce consistent levels of current income while helping to mute volatility during times of heightened market turbulence. Consequently, the fund ended the reporting period with a mild emphasis on investment-grade corporate bonds and a lower-than-average sensitivity to interest rate risks, a positioning that we believe strikes the right balance between income and safety in an uncertain market environment.

September 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate
Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/11

	1 Year	5 Years	10 Years
Class M shares	4.06%	6.40%	5.18%
Investor shares	3.72%	6.12%	4.90%
Barclays Capital U.S. Aggregate Bond Index	4.62%	6.56%	5.71%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Bond Fund on 8/31/01 to a $10,000 investment made in the Barclays Capital U.S.Aggregate Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds	5

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 2.84%, and Investor shares returned 2.57%.1 In comparison, the fund’s benchmark, the Barclays Capital Intermediate Government/Credit Bond Index (the “Index”), produced a total return of 4.01%.2

After encountering bouts of market weakness over the final months of 2010, higher yielding sectors of the U.S. bond market generally rallied over the first half of 2011 when investors refocused on riskier assets. However, higher yielding bonds again struggled amid heightened market volatility during the reporting period’s final months due to a sharp downturn in economic sentiment. The fund produced lower returns than its benchmark, primarily due to its underweighted exposure to some of the riskier assets that fared well in the fall of 2010 and the spring of 2011.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Market Volatility Intensified Along with Economic Uncertainty

Investors’ outlooks had improved dramatically by the start of the reporting period when the Federal Reserve Board announced new measures designed to jump-start the U.S. economy. Subsequent improvements in economic data and corporate earnings further buoyed market sentiment into the first quarter of 2011.These developments supported prices of higher yielding fixed-income securities, such as corporate bonds, but they sent prices of traditionally defensive U.S. government securities lower. However, investors’ optimism was shaken in February 2011 when political unrest in the Middle East led to sharply rising energy prices, and again in March when devastating natural and nuclear disasters in Japan threatened to disrupt the global industrial supply chain. Nonetheless, investors proved resilient, and the more economically sensitive sectors of the bond market bounced back quickly from these unexpected shocks.

In late April, economic sentiment began to deteriorate in earnest when Greece again appeared headed for default on its sovereign debt, economic data proved more disappointing than expected and the debate regarding U.S. government spending and borrowing intensified. Higher yielding bonds suffered bouts of heightened volatility and U.S.Treasury securities recovered earlier losses as newly risk-averse investors shifted their focus to traditionally defensive investments. Market

6

turbulence was particularly severe in August after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

Defensive Investment Posture Dampened Relative Results

The fund’s results compared to the benchmark were undermined by its conservative investment approach, which resulted in underweighted exposure to riskier assets—such as lower-rated asset-backed securities—that fared relatively well over the fall of 2010 and the spring of 2011. In addition, we managed the fund to mitigate the risks of rising interest rates, and a relatively short average duration among U.S. Treasury securities hurt the fund’s relative performance over the reporting period’s second half, offsetting the benefits of the same strategy over the first half.

On a more positive note, the fund received relatively strong contributions to performance from modestly overweighted positions in investment-grade corporate bonds and taxable municipal bonds.

Positioned for a Slower-Growth Environment

We currently expect the U.S. economic recovery to persist, but at a more sluggish pace than historical norms, as concerns currently weighing on market sentiment may be slow to recede.We remain committed to the fund’s longstanding investment approach, including a bias toward market sectors and individual securities that seek to produce consistent levels of current income while helping to mute volatility during times of heightened market turbulence. Consequently, the fund ended the reporting period with a mild emphasis on investment-grade corporate bonds and a lower-than-average sensitivity to interest rate risks, a positioning that we believe strikes the right balance between income and safety in an uncertain market environment.

September 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.
The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Capital
Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U. S. government, Treasury and agency securities, fixed-
income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds	7

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	2.84%	5.75%	4.72%
Investor shares	2.57%	5.48%	4.44%
Barclays Capital Intermediate
Government/Credit Bond Index	4.01%	6.11%	5.29%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund on 8/31/01 to a
$10,000 investment made in the Barclays Capital Intermediate Government/Credit Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is a widely accepted, unmanaged index of Government and credit bond market performance composed of U.S. Government,Treasury and Agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Intermediate U.S. Government Fund’s Class M shares produced a total return of 2.59%, and Investor shares returned 2.36%.1 In comparison, the fund’s benchmark, the Barclays Capital Intermediate Government Index (the “Index”), produced a total return of 3.74%.2

After encountering bouts of market weakness over the first half of the reporting period amid expectations of rising interest rates, U.S. government securities generally rallied over the second half when economic sentiment deteriorated as a result of several adverse macroeconomic developments.The fund produced lower returns than its benchmark, primarily due to its relatively defensive interest-rate and sector allocation strategies, which prevented the fund from participating fully in rallies among U.S.Treasury securities, especially over the summer of 2011.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capi-tal.This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The fund allocates broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations

(CMOs). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Under normal market conditions, the fund maintains an average effective portfolio maturity between three and 10 years. The fund attempts to manage interest rate risk by adjusting its duration. The fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration.

Market Volatility Intensified Along with Economic Uncertainty

Investors’ outlooks had improved dramatically by the start of the reporting period when the Federal Reserve Board announced a new round of quantitative easing designed to jump-start the U.S. economy. Subsequent improvements in economic data and corporate earnings further buoyed market sentiment into the first quarter of 2011.These developments supported prices of higher yielding fixed-income securities, such as corporate bonds, but they drove prices of traditionally defensive U.S. government securities lower as investors anticipated higher interest rates. However, investors’ optimism was shaken in February 2011 when political unrest in the Middle East led to sharply rising energy prices, and again in March when devastating natural and nuclear disasters in Japan threatened to disrupt the global industrial supply chain. Nonetheless, investors proved resilient, and U.S. government securities soon gave back any gains achieved in the aftermath of these unexpected shocks.

In late April, economic sentiment began to deteriorate in earnest when Greece again appeared headed for default on its sovereign debt, economic data proved more disappointing than expected and the debate regarding U.S. government spending and borrowing

The Funds	9

DISCUSSION OF FUND PERFORMANCE (continued)

intensified. Higher yielding bonds suffered bouts of heightened volatility, but U.S. Treasury securities recovered earlier losses as newly risk-averse investors shifted their focus from riskier market sectors to traditionally defensive investments. Market turbulence was particularly severe in August, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities. Ironically, the downgrade sparked a renewed “flight to quality” among investors that drove prices of U.S.Treasury securities higher.

Defensive Investment Posture Dampened Relative Results

The fund’s results compared to the benchmark were undermined by its conservative investment approach. We managed the fund to mitigate the risks of heightened market volatility and potentially rising interest rates, but a relatively short average duration hurt the fund’s relative performance over the reporting period’s second half, offsetting the benefits of the same strategy over the first half. The fund’s overweighted exposure to U.S. government agency securities also undermined relative performance.

Positioned for a Slower-Growth Environment

We currently expect the U.S. economic recovery to persist, but at a more sluggish pace than historical norms, as concerns currently weighing on market sentiment may be slow to recede. We remain committed to the fund’s longstanding investment approach, including a bias toward

U.S. government securities that seek to produce consistent levels of current income while helping to mute volatility during times of heightened market turbulence. Consequently, the fund ended the reporting period with a mild emphasis on U.S. government agency securities and a lower-than-average sensitivity to interest rate risks. We believe that this positioning strikes the right balance between income and safety in an uncertain market environment.

September 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: FactSet – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Capital Intermediate
Government Index is a widely accepted, unmanaged index of government bond market performance composed of U. S. Treasury and agency securities with maturities of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

10

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	2.59%	4.95%	4.51%
Investor shares	2.36%	4.69%	4.25%
Barclays Capital Intermediate
Government Index	3.74%	6.01%	4.99%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Intermediate U. S. Government Fund on
8/31/01 to a $10,000 investment made in the Barclays Capital Intermediate Government Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton Intermediate Government Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon
Intermediate U.S. Government Fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon Intermediate U.S. Government Fund and the
performance of BNY Mellon Intermediate U.S. Government Fund’s Class M shares thereafter.The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon Intermediate U.S. Government Fund and the performance of BNY
Mellon Intermediate U.S. Government Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is an unmanaged index designed to measure the performance of intermediate-term government bonds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds	11

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of 0.71%, and Investor shares returned 0.34%.1 In comparison, the Barclays Capital 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 1.53%.2

After encountering bouts of market weakness over the first half of the reporting period amid expectations of rising interest rates, U.S. government securities generally rallied over the second half when economic sentiment deteriorated sharply due to several adverse macroeconomic developments.The fund produced lower returns than its benchmark, primarily due to its relatively defensive interest-rate and sector allocation strategies, which prevented the fund from participating fully in rallies among U.S.Treasury securities, especially over the summer of 2011.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital.To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation

(“Freddie Mac”).The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market.We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Market Volatility Intensified along with Economic Uncertainty

Investors’ outlooks had improved dramatically by the start of the reporting period when the Federal Reserve Board announced a new round of quantitative easing designed to jump-start the U.S. economy. Subsequent improvements in economic data and corporate earnings further buoyed market sentiment into the first quarter of 2011. These developments supported prices of higher yielding fixed-income securities, such as corporate bonds, but they drove prices of traditionally defensive U.S. government securities lower as investors anticipated higher interest rates. However, investors’ optimism was shaken in February 2011 when political unrest in the Middle East led to sharply rising energy prices, and again in March when devastating natural and nuclear disasters in Japan threatened to disrupt the global industrial supply chain. Nonetheless, investors proved resilient, and U.S. government securities soon gave back any gains achieved in the aftermath of these unexpected shocks.

12

In late April, economic sentiment began to deteriorate in earnest when Greece again appeared headed for default on its sovereign debt, economic data proved more disappointing than expected and the debate regarding U.S. government spending and borrowing intensified. U.S. Treasury securities recovered earlier losses as newly risk-averse investors shifted their focus from riskier market sectors to traditionally defensive investments. Market turbulence was particularly severe in August after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities. Ironically, the downgrade sparked a renewed “flight to quality” among investors that drove prices of U.S. Treasury securities higher.

Defensive Investment Posture Dampened Relative Results

Although the fund produced positive absolute returns for the reporting period, its results compared to the benchmark were undermined by its conservative investment approach.We managed the fund to mitigate the risks of heightened market volatility and potentially rising interest rates, but a relatively short average duration hurt the fund’s relative performance over the reporting period’s second half, offsetting the benefits of the same strategy over the first half. The fund’s overweighted exposure to U.S. government agency securities also undermined relative performance.

Positioned for a Slower-Growth Environment

We currently expect the U.S. economic recovery to persist, but at a more sluggish pace than historical norms,

as concerns currently weighing on market sentiment may be slow to recede. We remain committed to the fund’s longstanding investment approach, including a bias toward U.S. government securities that seek to produce competitive levels of current income while helping to mute volatility during times of heightened market turbulence. Consequently, the fund ended the reporting period with a mild emphasis on U.S. government agency securities and a lower-than-average sensitivity to interest rate risks.We believe that this positioning strikes the right balance between income and safety in an uncertain market environment.

September 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital 1-3Year
U.S. Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds	13

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	0.71%	3.67%	3.16%
Investor shares	0.34%	3.37%	2.87%
Barclays Capital 1-3 Year
U.S. Government Index	1.53%	4.09%	3.63%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund on
8/31/01 to a $10,000 investment made in the Barclays Capital 1-3Year U.S. Government Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon fixed income fund from March 1, 2011 to August 31, 2011. It also shows how much as $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.78	$ 4.06
Ending value (after expenses)	$1,040.40	$1,038.40
Annualized expense ratio (%)	.54	.79
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.82	$ 4.09
Ending value (after expenses)	$1,031.70	$1,030.40
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000†	$ 4.21	$ 5.48
Ending value (after expenses)	$1,034.60	$1,033.40
Annualized expense ratio (%)	.82	1.07
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.63	$ 3.95
Ending value (after expenses)	$1,008.30	$1,006.80
Annualized expense ratio (%)	.52	.78

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds	15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.75	$ 4.02
Ending value (after expenses)	$1,022.48	$1,021.22
Annualized expense ratio (%)	.54	.79
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.80	$ 4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate U.S. Government Fund
Expenses paid per $1,000†	$ 4.18	$ 5.45
Ending value (after expenses)	$1,021.07	$1,019.81
Annualized expense ratio (%)	.82	1.07
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.65	$ 3.97
Ending value (after expenses)	$1,022.58	$1,021.27
Annualized expense ratio (%)	.52	.78

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.2%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./Auto Receivables—2.5%
Ally Auto Receivables Trust, Ser. 2010-3, Cl. A4	1.55	8/17/15	3,545,000	3,612,980
Americredit Automobile Receivables Trust, Ser. 2010-3, Cl. A3	1.14	4/8/15	6,905,000	6,935,640
Americredit Automobile Receivables Trust, Ser. 2011-3, Cl. A3	1.17	1/8/16	1,500,000	1,504,613
Ford Credit Auto Owner Trust, Ser. 2007-A, Cl. A4A	5.47	6/15/12	63,268	63,487
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	507,466	507,539
Harley-Davidson Motorcycle Trust, Ser. 2009-2, Cl. A3	2.62	3/15/14	10,090,532	10,149,222
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/15/13	897,504	903,708
Nissan Auto Receivables Owner Trust, Ser. 2010-A, Cl. A4	1.31	9/15/16	3,965,000	4,008,267
World Omni Auto Receivables Trust, Ser. 2011-A, Cl. A3	1.11	5/15/15	6,250,000	6,277,254
				33,962,710
Automotive, Trucks & Parts—.7%
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	8,414,000	9,476,587
Banks—7.6%
Bank of America, Sub. Notes	5.49	3/15/19	19,975,000	18,851,127
BankAmerica Capital II, Gtd. Secs., Ser. 2	8.00	12/15/26	6,775,000	6,775,000
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	12,610,000	13,018,917
BBVA US Senior, Gtd. Notes	3.25	5/16/14	6,600,000	6,443,052
Citigroup, Sub. Notes	5.00	9/15/14	6,815,000	7,003,176
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,135,000	3,438,600
Cooperatieve Centrale
Raiffeisen-Boerenleenbank, Bank Gtd. Notes	5.25	5/24/41	6,335,000	6,712,579
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000	7,873,387
JPMorgan Chase & Co., Sub. Notes	5.13	9/15/14	4,805,000	5,103,712
Lloyds TSB Bank, Bank Gtd. Notes	6.38	1/21/21	9,015,000	9,421,522
Morgan Stanley, Sub. Notes	4.75	4/1/14	9,590,000 [a]	9,730,695
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	9,115,000	9,246,602
				103,618,369
Building & Construction—.6%
CRH America, Gtd. Notes	5.30	10/15/13	7,100,000	7,511,587
Commercial & Professional Services—.8%
Seminole Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	9,136,000 [b]	9,163,710
Seminole Tribe of Florida, Notes	7.75	10/1/17	1,130,000 [b]	1,152,600
				10,316,310

The Funds	17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Commercial Mortgage Pass-Through Ctfs.—1.4%
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5, Cl. A3	4.57	7/11/42	2,749,889	2,748,136
Commercial Mortgage Asset Trust, Ser. 1999-C1, Cl. D	7.35	1/17/32	2,260,000 [c]	2,357,590
GE Capital Commercial Mortgage, Ser. 2004-C3, Cl. A3	4.87	7/10/39	1,317,817 [c]	1,319,770
GMAC Commercial Mortgage Securities, Ser. 2001-C2, Cl. B	6.79	4/15/34	4,400,000	4,392,643
Greenwich Capital Commercial Funding, Ser. 2005-GG3, Cl. A2	4.31	8/10/42	2,536,644	2,537,156
JP Morgan Chase Commercial
Mortgage Securities, Ser. 2004-C1, Cl. A2	4.30	1/15/38	229,396	232,534
JPMorgan Chase Commercial Mortgage
Securities, Ser. 2006-LDP9, Cl. A1S	5.28	5/15/47	4,833,723	4,830,468
LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Cl. A2	4.06	9/15/27	231,893 [c]	231,934
Wachovia Bank Commercial
Mortgage Trust, Ser. 2003-C3, Cl. A1	4.04	2/15/35	157,940	157,739
				18,807,970
Diversified Financial Services—3.6%
Blackrock, Sr. Unscd. Notes	6.25	9/15/17	7,860,000	9,254,584
General Electric Capital, Sub. Notes	5.30	2/11/21	2,765,000	2,949,802
General Electric Capital, Notes	5.63	9/15/17	10,070,000 [a]	11,201,294
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	10,510,000 [b]	10,176,518
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	8,451,000	8,983,151
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	6,485,000	6,890,066
				49,455,415
Electric Utilities—1.1%
Emerson Electric, Sr. Unscd. Notes	5.00	12/15/14	3,500,000 [a]	3,935,309
Hydro-Quebec, Gtd. Notes	2.00	6/30/16	5,130,000	5,254,013
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	5,785,000	6,394,704
				15,584,026
Entertainment—.4%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,912,000 [b]	1,898,234
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	1,724,000 [b]	1,715,673
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	2,273,000 [b]	2,256,634
				5,870,541

18

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Food & Beverages—1.5%
General Mills, Sr. Unscd. Notes	5.65	2/15/19	2,215,000	2,612,737
Kraft Foods, Sr. Unscd. Notes	5.38	2/10/20	9,265,000	10,541,300
Pepsico, Sr. Unscd. Notes	4.50	1/15/20	7,040,000 [a]	7,928,969
				21,083,006
Foreign/Governmental—1.7%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	5,975,000	6,901,125
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,480,000	1,714,580
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000	7,228,826
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	8,010,000	8,158,265
				24,002,796
Manufacturing—.8%
Tyco International Finance, Gtd. Notes	3.38	10/15/15	10,415,000	10,944,155
Media & Telecommunications—5.6%
America Movil Sab de CV, Gtd. Notes	3.63	3/30/15	3,000,000	3,202,971
AT&T, Sr. Unscd. Notes	5.88	8/15/12	5,995,000 [a]	6,278,072
AT&T, Sr. Unscd. Notes	4.45	5/15/21	1,985,000 [a]	2,134,518
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	5,550,000 [a]	6,432,128
Comcast, Gtd. Notes	5.90	3/15/16	8,975,000 [a]	10,411,197
News America, Gtd. Notes	6.15	3/1/37	2,375,000	2,495,339
Rogers Communications, Gtd. Notes	6.38	3/1/14	6,810,000	7,663,313
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	9,295,000	9,516,909
Time Warner Cable, Gtd. Notes	4.13	2/15/21	10,550,000 [a]	10,615,473
Time Warner, Gtd. Notes	3.15	7/15/15	4,715,000	4,910,305
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	10,755,000	12,493,352
				76,153,577
Municipal Bonds—4.5%
California, GO (Build America Bonds)	7.30	10/1/39	11,215,000	13,199,382
Illinois, GO	4.42	1/1/15	4,935,000	5,195,765
Los Angeles Community College District,
GO (Build America Bonds)	6.75	8/1/49	13,725,000	17,269,344

The Funds	19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Municipal Bonds (continued)
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	5,340,000	5,808,158
New Jersey Turnpike Authority,
Turnpike Revenue (Build America Bonds)	7.10	1/1/41	8,145,000	10,302,040
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	5,430,000	6,009,761
University of California Regents,
General Revenue (Build America Bonds)	1.99	5/1/13	3,610,000	3,678,662
				61,463,112
Oil & Gas—1.1%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	7,540,000	8,044,004
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	6,825,000	7,343,700
				15,387,704
Property & Casualty Insurance—1.2%
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000 [a]	8,445,941
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	7,135,000	7,639,808
				16,085,749
Real Estate—1.1%
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	6,700,000	6,560,714
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	8,285,000	9,130,899
				15,691,613
Residential Mortgage Pass-Through Ctfs.—.0%
GMAC Mortgage Corporation Loan Trust, Ser. 2004-JR1, Cl. A6	0.67	12/25/33	174,777 [c]	172,904
GMAC Mortgage Corporation Loan Trust, Ser. 2004-J2, Cl. A2	0.72	6/25/34	292,225 [c]	288,331
				461,235
Scientific Instruments—.4%
Thermo Fisher Scientific, Sr. Unscd. Notes	2.25	8/15/16	5,335,000 [a]	5,390,393
Software—1.1%
Microsoft, Sr. Unscd. Notes	5.30	2/8/41	2,105,000 [a]	2,416,603
Oracle, Sr. Unscd. Notes	5.75	4/15/18	10,410,000	12,483,328
				14,899,931
U.S. Government Agencies—1.8%
Federal Home Loan Banks, Bonds	3.63	10/18/13	11,670,000	12,470,469
Federal National Mortgage Association, Notes	3.00	9/16/14	1,480,000 [d]	1,592,683
Federal National Mortgage Association, Notes	4.38	7/17/13	9,520,000 [d]	10,231,753
				24,294,905

20

BNY Mellon Bond Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies/			U.S. Government Securities (continued)
Mortgage-Backed—33.2%			U.S. Treasury Inflation
Federal Home Loan Mortgage Corp.:			Protected (continued):
4.00%, 11/1/40—1/1/41	24,037,560 [d]	24,950,862	Notes, 0.63%, 7/15/21	8,117,482 [e]	8,494,815
4.50%, 3/1/21—12/1/40	28,565,605 [d]	30,424,834	Notes, 1.38%, 1/15/20	10,146,319 [e]	11,367,053
5.00%, 6/1/28—7/1/40	33,427,639 [d]	36,132,503	Notes, 2.38%, 1/15/17	14,137,138 [e]	16,439,950
5.50%, 12/1/37—12/1/38	28,292,807 [d]	30,995,534	Notes, 2.38%, 1/15/27	14,120,348 [e]	17,618,438
6.00%, 12/1/37—6/1/39	19,997,201 [d]	22,204,752	U.S. Treasury Notes:
6.50%, 4/1/39	11,731,032 [d]	13,227,293	0.50%, 10/15/13	25,775,000	25,934,083
REMIC, Ser. 2587, Cl. WB,			0.63%, 7/15/14	3,500,000	3,532,540
5.00%, 11/15/16	132,554 [d]	132,937	0.75%, 3/31/13	30,750,000	31,030,010
Federal National Mortgage Association:			0.75%, 8/15/13	38,750,000	39,176,870
3.50%, 1/1/26—8/1/26	26,828,689 [d]	28,052,995	0.75%, 9/15/13	19,890,000 [a]	20,110,660
4.00%, 9/1/24—2/1/41	41,177,568 [d]	43,213,135	0.75%, 12/15/13	5,490,000 [a]	5,557,340
4.50%, 3/1/23—4/1/41	73,638,050 [d]	78,238,592	0.75%, 6/15/14	19,500,000 [a]	19,752,896
5.00%, 12/1/21—2/1/41	26,620,159 [d]	28,798,214	1.00%, 1/15/14	10,000,000 [a]	10,185,160
5.50%, 2/1/38—5/1/38	32,378,654 [d]	35,585,357	1.25%, 2/15/14	9,975,000	10,222,041
6.00%, 4/1/33—9/1/39	29,910,733 [d]	33,365,427	1.25%, 3/15/14	32,710,000	33,548,226
6.50%, 10/1/36—1/1/39	15,365,561 [d]	17,322,507	1.50%, 6/30/16	3,140,000	3,229,791
REMIC, Ser. 2003-64, Cl. BC,			1.50%, 7/31/16	12,500,000 [a]	12,849,588
5.50%, 3/25/30	7,288,129 [d]	7,544,032	1.75%, 7/31/15	14,560,000	15,216,321
Government National			2.13%, 8/15/21	3,000,000 [a]	2,975,151
Mortgage Association I;			2.25%, 7/31/18	6,500,000	6,810,278
5.00%, 11/15/34—1/15/39	20,340,958	22,535,718	4.25%, 8/15/13	23,450,000	25,304,027
		452,724,692	4.25%, 11/15/13	12,960,000	14,110,200
U.S. Government Securities—25.5%					347,420,918
U.S. Treasury Inflation Protected:			Total Bonds and Notes
Bonds, 1.38%, 7/15/18	12,451,567 [e]	13,955,480	(cost $1,270,957,967)	1,340,607,301

The Funds	21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
			Investment of Cash Collateral
Common Stocks—.0%	Shares	Value ($)	for Securities Loaned—2.5%	Shares	Value ($)
Diversified—.0%			Registered
Leucadia National	370	10,963	Investment Company;
Internet—.0%			Dreyfus
AboveNet	1,266	77,834	Institutional Cash
			Advantage Fund
Total Common Stocks			(cost $33,781,241)	33,781,241 [f]	33,781,241
(cost $0)		88,797
			Total Investments
Other Investment—1.2%			(cost $1,320,639,208)	101.9%	1,390,377,339
Registered Investment Company;			Liabilities, Less Cash
Dreyfus Institutional Preferred			and Receivables	(1.9%)	(25,701,911)
Plus Money Market Fund			Net Assets	100.0%	1,364,675,428
(cost $15,900,000)	15,900,000 [f]	15,900,000

GO—General Obligation
a Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was $102,218,481 and the value of the collateral held by the fund was
$105,679,184, consisting of cash collateral of $33,781,241 and U.S Government & Agency securities valued at $71,897,943.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, these securities were valued at $26,363,369 or 1.9% of net assets.
c Variable rate security—interest rate subject to periodic change.
[d] The Federal Housing Finance Agency (FHFA) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	60.5	Money Market Investments	3.7
Corporate Bonds	27.6	Foreign/Governmental	1.7
Municipal Bonds	4.5
Asset/Mortgage-Backed	3.9		101.9

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Intermediate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.6%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.6%
General Dynamics, Gtd. Notes	5.25	2/1/14	3,050,000 [a]	3,378,439
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000 [a]	2,312,328
				5,690,767
Asset-Backed Ctfs./Auto Receivables—.0%
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	347,977	350,382
Automotive, Trucks & Parts—1.1%
Daimler Finance North America, Gtd. Notes	6.50	11/15/13	4,385,000	4,858,764
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	5,430,000	6,115,744
				10,974,508
Banks & Finance—15.5%
American Express Credit, Sr. Unscd. Notes	2.75	9/15/15	3,325,000	3,400,484
Bank of America, Sub. Notes	5.42	3/15/17	20,645,000	20,166,057
BankAmerica Capital II, Gtd. Secs., Ser. 2	8.00	12/15/26	4,975,000	4,975,000
Barclays Bank, Sr. Unscd. Notes, Ser. 1	5.00	9/22/16	8,510,000	8,785,962
BBVA US Senior, Gtd. Notes	3.25	5/16/14	4,800,000	4,685,856
Caterpillar Financial Services, Sr. Unscd. Notes	6.13	2/17/14	4,975,000	5,583,134
Citigroup, Sub. Notes	5.00	9/15/14	7,780,000	7,994,821
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	2,840,000	3,115,031
Comerica, Sr. Unscd. Notes	3.00	9/16/15	4,000,000 [a]	4,095,004
General Electric Capital, Sr. Unscd. Notes	1.88	9/16/13	8,375,000 [a]	8,459,119
General Electric Capital, Sub. Notes	5.30	2/11/21	1,955,000	2,085,664
Goldman Sachs Group, Sr. Unscd. Notes	4.75	7/15/13	7,780,000 [a]	8,099,883
HSBC Finance, Sr. Unscd. Notes	6.38	11/27/12	5,860,000	6,150,351
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	2,956,000 [b]	2,862,206
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	1,888,000	1,951,242
JPMorgan Chase & Co., Sub. Notes	5.13	9/15/14	4,500,000	4,779,752
Lloyds TSB Bank, Bank Gtd. Notes	4.88	1/21/16	6,400,000 [a]	6,421,402
Morgan Stanley, Sub. Notes	4.75	4/1/14	5,985,000	6,072,806
NYSE Euronext, Sr. Unscd. Notes	4.80	6/28/13	3,630,000	3,858,577
Private Export Funding, Gov’t Gtd. Notes	4.38	3/15/19	15,935,000	17,991,300
Rabobank Nederland, Gtd. Notes	2.13	10/13/15	4,765,000	4,822,547
Royal Bank of Scotland, Bank Gtd. Notes	4.88	3/16/15	5,260,000	5,335,944
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	3,650,000	3,877,986
Wachovia, Sub. Notes	5.25	8/1/14	6,210,000	6,647,128
				152,217,256

The Funds	23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Building & Construction—.5%
CRH America, Gtd. Notes	5.30	10/15/13	4,784,000	5,061,328
Commercial & Professional Services—1.3%
Seminole Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	6,380,000 [b]	6,399,351
Seminole Tribe of Florida, Notes	7.75	10/1/17	765,000 [b]	780,300
Stanford University, Bonds	4.75	5/1/19	5,000,000	5,811,425
				12,991,076
Entertainment—.4%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,425,000 [b]	1,414,740
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	849,000 [b]	844,899
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	1,735,000 [b]	1,722,508
				3,982,147
Food & Beverages—2.1%
Diageo Finance, Gtd. Notes	5.50	4/1/13	4,415,000	4,744,381
Dr Pepper Snapple Group, Gtd. Notes	2.90	1/15/16	3,250,000 [a]	3,377,254
Kraft Foods, Sr. Unscd. Notes	4.13	2/9/16	6,930,000	7,490,069
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000	5,421,826
				21,033,530
Foreign/Governmental—1.5%
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,064,000	1,232,644
Province of Nova Scotia Canada, Sr. Unscd. Bonds	5.13	1/26/17	5,430,000	6,430,423
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000	7,245,507
				14,908,574
Health Care—3.0%
Amgen, Sr. Notes	5.70	2/1/19	2,905,000	3,427,409
Astrazeneca, Sr. Unscd. Notes	5.90	9/15/17	5,895,000	7,090,671
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000	7,024,261
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000	4,989,260
Thermo Fisher Scientific, Sr. Unscd. Notes	3.20	3/1/16	7,090,000 [a]	7,438,367
				29,969,968
Industrials—3.2%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	6,250,000	6,581,013
Emerson Electric, Sr. Unscd. Notes	4.63	10/15/12	3,000,000 [a]	3,127,437
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	3,655,000 [a]	3,743,356
Occidental Petroleum, Sr. Unscd. Notes	4.13	6/1/16	3,005,000	3,357,264
Petrobras International Finance, Gtd. Notes	3.88	1/27/16	4,860,000	5,008,959
Progress Energy, Sr. Unscd. Notes	6.85	4/15/12	5,093,000	5,282,083
Xcel Energy, Sr. Unscd. Notes	4.70	5/15/20	3,705,000	4,095,485
				31,195,597

24

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media & Telecommunications—6.5%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	3,400,000 [a]	3,656,102
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	7,135,000	8,269,051
Comcast, Gtd. Notes	5.90	3/15/16	5,135,000	5,956,713
News America, Gtd. Notes	5.30	12/15/14	5,260,000	5,821,379
Rogers Communications, Gtd. Notes	6.38	3/1/14	4,934,000	5,552,245
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	6,635,000	6,793,404
Time Warner Cable, Gtd. Notes	4.13	2/15/21	7,225,000 [a]	7,269,838
Time Warner, Gtd. Notes	3.15	7/15/15	5,010,000	5,217,524
Verizon Communications, Sr. Unscd. Notes	8.75	11/1/18	6,530,000 [a]	8,857,638
Vodafone Group, Sr. Unscd. Notes	5.35	2/27/12	6,200,000	6,338,607
				63,732,501
Multi-Line Insurance—1.1%
MetLife, Sr. Unscd. Notes	6.75	6/1/16	4,450,000	5,220,451
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,735,000	5,070,006
				10,290,457
Municipal Bonds—4.6%
California, GO (Various Purpose)	5.45	4/1/15	4,550,000	5,075,070
California, GO (Various Purpose)	5.95	4/1/16	3,255,000	3,714,118
Illinois, GO	4.42	1/1/15	3,225,000	3,395,409
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	14,370,000	15,629,818
North Texas Tollway Authority,
Special Projects System Revenue, BAN	2.44	9/1/13	9,020,000	9,300,883
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	5,830,000	5,937,913
University of California Regents,
General Revenue (Build America Bonds)	1.99	5/1/13	2,590,000	2,639,262
				45,692,473
Real Estate—.7%
Simon Property Group, Sr. Unscd. Notes	4.20	2/1/15	6,122,000 [a]	6,536,147
Retail—.9%
Wal-Mart Stores, Sr. Unscd. Notes	2.80	4/15/16	7,920,000 [a]	8,381,079
Software & Services—1.4%
FISERV, Gtd. Notes	3.13	6/15/16	5,000,000	5,122,015
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,000,000	8,394,169
				13,516,184
U.S. Government Agencies—6.0%
Federal Farm Credit Banks, Bonds	2.13	6/18/12	9,065,000	9,200,631
Federal Farm Credit Banks, Bonds	2.25	4/24/12	12,935,000	13,101,758

The Funds	25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies (continued)
Federal Farm Credit Banks, Bonds	3.40	2/7/13	15,800,000	16,502,831
Federal Home Loan Banks, Bonds	3.63	10/18/13	6,850,000	7,319,855
Federal Home Loan Banks, Bonds	4.25	6/14/13	7,500,000	8,025,165
Federal National Mortgage Association, Notes	3.00	9/16/14	4,895,000 [c]	5,267,691
				59,417,931
U.S. Government Agencies/Mortgage-Backed—1.4%
Federal Home Loan Mortgage Corp.;
REMIC, Ser. 2134, Cl. PM, 5.50%, 3/15/14			266,962 [c]	278,796
Federal National Mortgage Association;
4.38%, 7/17/13			12,055,000 [c]	12,956,280
				13,235,076
U.S. Government Securities—46.8%
U.S. Treasury Inflation Protected Securities:
Notes, 0.63%, 7/15/21			13,650,990 [d]	14,285,543
Notes, 1.38%, 7/15/18			8,144,026 [d]	9,127,670
Notes, 2.38%, 1/15/17			15,558,687 [d]	18,093,057
U.S. Treasury Notes:
0.38%, 9/30/12			11,400,000	11,429,834
0.50%, 11/30/12			1,500,000	1,506,738
0.63%, 7/15/14			22,000,000 [a]	22,204,534
0.75%, 3/31/13			4,000,000	4,036,424
0.75%, 9/15/13			3,025,000 [a]	3,058,559
0.75%, 12/15/13			10,500,000	10,628,793
0.75%, 6/15/14			11,250,000 [a]	11,395,901
1.00%, 3/31/12			5,330,000	5,359,347
1.00%, 4/30/12			27,710,000	27,881,996
1.13%, 12/15/12			10,965,000	11,102,063
1.25%, 2/15/14			12,500,000	12,809,575
1.25%, 3/15/14			3,305,000	3,389,694
1.25%, 4/15/14			6,000,000	6,156,564
1.38%, 10/15/12			16,670,000	16,901,813
1.50%, 7/15/12			9,000,000	9,109,692
1.50%, 6/30/16			14,000,000	14,400,344
1.50%, 7/31/16			4,000,000 [a]	4,111,868
1.75%, 7/31/15			5,065,000	5,293,315
2.13%, 8/15/21			4,180,000 [a]	4,145,377
2.25%, 7/31/18			3,750,000	3,929,006
2.38%, 7/31/17			6,500,000	6,915,389
2.63%, 1/31/18			5,250,000	5,651,956
2.63%, 8/15/20			2,430,000	2,548,652

26

BNY Mellon Intermediate Bond Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)	Other Investment—.8%	Shares	Value ($)

U.S. Government Securities (continued)			Registered Investment Company;
U.S. Treasury Notes (continued):			Dreyfus Institutional Preferred
2.63%, 11/15/20	7,470,000 [a]	7,805,567	Plus Money Market Fund
3.13%, 5/15/19	6,345,000	7,008,249	(cost $8,293,000)	8,293,000 [e]	8,293,000
3.13%, 5/15/21	9,000,000	9,749,583
3.38%, 11/15/19	7,000,000	7,834,533	Investment of Cash Collateral
3.50%, 5/15/20	8,000,000	9,005,656	for Securities Loaned—3.7%
3.75%, 11/15/18	2,575,000	2,962,257	Registered Investment Company;
4.00%, 11/15/12	43,500,000	45,518,661
			Dreyfus Institutional Cash
4.25%, 8/15/13	37,430,000	40,389,328
			Advantage Fund
4.25%, 11/15/13	27,510,000	29,951,513
			(cost $36,135,590)	36,135,590 [e]	36,135,590
4.50%, 4/30/12	8,500,000	8,749,356
4.50%, 11/15/15	4,070,000	4,712,616	Total Investments
4.63%, 2/29/12	20,750,000	21,223,370	(cost $969,142,312)	103.1% 1,014,734,504
4.75%, 5/31/12	10,000,000	10,348,050
4.88%, 6/30/12	10,000,000	10,396,490	Liabilities, Less Cash
			and Receivables	(3.1%)	(30,237,613)
		461,128,933
Total Bonds and Notes			Net Assets	100.0%	984,496,891
(cost $924,713,722)		970,305,914

BAN—Bond Anticipation Note
GO—General Obligations
a Security, or portion thereof, on loan.At August 31, 2011, the total market value of the fund’s securities on loan was $68,812,123 and the total market value of the collateral held by the fund was $70,949,339, consisting of cash collateral of $36,135,590 and U.S. Government and Agency securities valued at $34,813,749.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, these securities were valued at $14,024,004 or 1.4% of net assets.
c The Federal Housing Finance Agency (FHFA) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
[d] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	54.2	Foreign/Governmental	1.5
Corporate Bonds	38.3	Asset/Mortgage-Backed	.0
Municipal Bonds	4.6
Money Market Investments	4.5		103.1

† Based on net assets.
See notes to financial statements.

The Funds	27

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Intermediate U.S. Government Fund

	Coupon	Maturity	Principal
Bonds and Notes—101.4%	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial Services—3.5%
Private Export Funding, Gov’t Gtd. Notes	4.38	3/15/19	1,635,000	1,845,985
U.S. Government Agencies—31.9%
Federal Farm Credit Banks, Bonds, Ser. 1	1.18	6/6/14	1,000,000	1,005,233
Federal Farm Credit Banks, Bonds	1.02	3/1/13	1,250,000	1,250,000
Federal Farm Credit Banks, Bonds	1.70	2/24/14	1,000,000	1,005,897
Federal Home Loan Banks, Bonds	3.63	10/18/13	1,280,000	1,367,798
Federal Home Loan Banks, Bonds	4.88	12/13/13	3,750,000	4,128,630
Federal Home Loan Mortgage Corp., Notes	0.63	5/23/13	1,000,000 [a]	1,000,919
Federal Home Loan Mortgage Corp., Notes	1.00	7/30/14	1,000,000 [a]	1,014,651
Federal Home Loan Mortgage Corp., Notes	1.38	6/2/14	1,000,000 [a]	1,000,029
Federal National Mortgage Association, Notes	0.45	9/6/13	1,250,000 [a]	1,249,320
Federal National Mortgage Association, Notes	0.85	9/12/14	1,000,000 [a]	999,780
Federal National Mortgage Association, Notes	1.13	9/17/13	500,000 [a]	506,916
Federal National Mortgage Association, Notes	1.50	12/30/13	915,000 [a]	917,929
Federal National Mortgage Association, Notes	1.50	1/27/14	1,000,000 [a]	1,003,946
Federal National Mortgage Association, Sub. Notes	5.13	1/2/14	440,000 [a]	483,186
				16,934,234
U.S. Government Agencies/Mortgage-Backed—9.7%
Federal Home Loan Mortgage Corp.:
REMIC, Ser. 2999, Cl. NB, 4.50%, 7/15/17			93,353 [a]	94,072
REMIC, Ser. 2587, Cl. WB, 5.00%, 11/15/16			34,366 [a]	34,465
REMIC, Ser. 3137, Cl. PA, 5.13%, 12/15/13			99,399 [a]	100,691
Government National Mortgage Association I:
Ser. 2008-45, Cl. A, 3.58%, 11/16/27			48,174	48,433
Ser. 2004-23, Cl. AB, 3.63%, 9/16/27			201,181	208,733
Ser. 2005-76, Cl. A, 3.96%, 5/16/30			383,943	396,910
Ser. 2005-29, Cl. A, 4.02%, 7/16/27			77,843	79,993
Ser. 2006-3, Cl. A, 4.21%, 1/16/28			38,881	39,095
Ser. 2003-47, Cl. C, 4.23%, 10/16/27			93,958	94,682
Ser. 2008-78, Cl. B, 4.52%, 6/16/32			1,227,755	1,237,578
Ser. 2005-79, Cl. B, 4.65%, 8/16/39			188,583	189,870
Ser. 2004-12, Cl. BA, 4.81%, 8/16/32			252,331	259,440
Ser. 2003-36, Cl. D, 4.88%, 3/16/36			26,826	26,866
Ser. 2003-98, Cl. PD, 5.00%, 4/20/30			338,895	344,018
Ser. 2006-32, Cl. A, 5.08%, 1/16/30			1,123,581	1,164,431
Ser. 2004-60, Cl. C, 5.24%, 3/16/28			718,058 [b]	737,979
Ser. 2004-50, Cl. C, 5.32%, 8/16/30			58,936 [b]	60,649
				5,117,905

28

BNY Mellon Intermediate U.S. Government Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Securities—56.3%			U.S. Government Securities (continued)
U.S. Treasury Bonds;			U.S. Treasury Notes (continued):
7.25%, 5/15/16	1,500,000	1,944,961	4.50%, 11/15/15	2,000,000	2,315,782
U.S. Treasury Inflation			5.13%, 5/15/16	1,000,000	1,197,891
Protected Securities:					29,827,223
Notes 0.63%, 7/15/21	510,785 [c]	534,529	Total Bonds and Notes
Notes 1.38%, 7/15/18	20,936 [c]	23,464	(cost $51,261,092)		53,725,347
Notes 1.38%, 1/15/20	986,448 [c]	1,105,130
Notes 2.38%, 1/15/17	2,095,386 [c]	2,436,705
			Other Investment—2.5%	Shares	Value ($)
U.S. Treasury Notes:
0.63%, 7/15/14	2,250,000	2,270,918	Registered
1.25%, 4/15/14	750,000	769,571	Investment Company;
1.38%, 11/30/15	2,000,000	2,056,720	Dreyfus
1.50%, 7/31/16	1,000,000	1,027,967	Institutional Preferred
2.13%, 12/31/15	750,000	795,059	Plus Money Market Fund
2.38%, 5/31/18	1,530,000	1,618,690	(cost $1,316,000)	1,316,000 [d]	1,316,000
2.50%, 4/30/15	3,750,000	4,020,116
2.63%, 8/15/20	500,000	524,414	Total Investments
3.13%, 1/31/17	1,250,000	1,384,180	(cost $52,577,092)	103.9%	55,041,347
3.13%, 5/15/21	1,250,000	1,354,109	Liabilities, Less Cash
3.50%, 5/15/20	1,250,000	1,407,134	and Receivables	(3.9%)	(2,065,977)
3.63%, 2/15/20	1,250,000	1,421,289
4.25%, 8/15/13	1,500,000	1,618,594	Net Assets	100.0%	52,975,370

a The Federal Housing Finance Agency (FHFA) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
b Variable rate security—interest rate subject to periodic change.
c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	97.9	Money Market Investment	2.5
Corporate Bonds	3.5		103.9
† Based on net assets.
See notes to financial statements.

The Funds	29

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Short-Term U.S. Government Securities Fund

	Coupon	Maturity	Principal
Bonds and Notes—101.0%	Rate (%)	Date	Amount ($)	Value ($)
Municipal Bonds—1.4%
California, GO	5.25	4/1/14	1,000,000	1,093,860
North Texas Tollway Authority,
Special Projects System Revenue, BAN	2.44	9/1/13	2,960,000	3,052,174
University of California Regents,
General Revenue
(Build America Bonds)	1.99	5/1/13	840,000	855,977
				5,002,011
U.S. Government Agencies—38.9%
Federal Farm Credit Banks, Bonds	1.13	2/27/14	4,680,000	4,750,673
Federal Farm Credit Banks, Bonds, Ser.1	1.18	6/6/14	10,500,000	10,554,946
Federal Farm Credit Banks, Bonds	1.50	12/8/14	1,000,000	1,002,258
Federal Farm Credit Banks, Bonds	1.02	3/1/13	9,500,000	9,500,000
Federal Farm Credit Banks, Bonds	1.70	2/24/14	5,000,000	5,029,485
Federal Home Loan Banks, Bonds, Ser.1	0.50	8/28/13	6,250,000	6,269,331
Federal Home Loan Mortgage Corp., Notes	0.63	5/23/13	5,000,000 [a]	5,004,595
Federal Home Loan Mortgage Corp., Notes	1.00	7/30/14	5,250,000 [a]	5,326,918
Federal Home Loan Mortgage Corp., Notes	1.15	10/7/13	2,196,000 [a]	2,197,867
Federal Home Loan Mortgage Corp., Notes	1.35	5/23/14	1,760,000 [a]	1,763,751
Federal Home Loan Mortgage Corp., Notes	1.38	6/2/14	6,000,000 [a]	6,000,174
Federal Home Loan Mortgage Corp., Notes	1.65	4/28/14	3,250,000 [a]	3,256,198
Federal Home Loan Mortgage Corp., Notes	2.00	12/22/14	3,250,000 [a]	3,265,493
Federal Home Loan Mortgage Corp., Notes	2.18	2/19/14	1,200,000 [a]	1,250,452
Federal Home Loan Mortgage, Notes	1.00	8/27/14	8,230,000 [a]	8,348,594
Federal National Mortgage Association, Notes	0.45	9/6/13	8,000,000 [a]	7,995,646
Federal National Mortgage Association, Notes	0.85	9/12/14	10,750,000 [a]	10,747,635
Federal National Mortgage Association, Notes	0.88	11/8/13	2,700,000 [a]	2,702,298
Federal National Mortgage Association, Notes	0.88	8/28/14	6,680,000 [a]	6,751,509
Federal National Mortgage Association, Notes	1.13	9/17/13	7,000,000 [a]	7,096,824
Federal National Mortgage Association, Notes	1.38	1/27/14	4,250,000 [a]	4,266,350
Federal National Mortgage Association, Notes	1.45	1/24/14	4,500,000 [a]	4,520,457
Federal National Mortgage Association, Notes	1.50	12/30/13	4,695,000 [a]	4,710,029
Federal National Mortgage Association, Notes	1.50	1/27/14	5,000,000 [a]	5,019,730
Federal National Mortgage Association, Notes	1.63	3/21/14	4,430,000 [a]	4,432,782
Federal National Mortgage Association, Notes	1.80	6/2/14	4,770,000 [a]	4,770,191
				136,534,186
U.S. Government Agencies/
Mortgage-Backed—11.2%
Federal Home Loan Mortgage Corp.:
4.00%, 11/1/11			416,847 [a]	420,666
5.00%, 12/1/11—6/15/14			1,330,740 [a]	1,370,543
REMIC, Ser. 2627, Cl. KW, 3.14%, 11/15/17			2,038,265 [a]	2,086,595
REMIC, Ser. 2625, Cl. JD, 3.25%, 7/15/17			519,618 [a]	527,225
REMIC, Ser. 2892, Cl. GA, 4.00%, 12/15/12			644,374 [a]	647,473
REMIC, Ser. 2999, Cl. NB, 4.50%, 7/15/17			440,095 [a]	443,483
REMIC, Ser. 2707, Cl. PD, 5.00%, 11/15/17			431,439 [a]	439,779

30

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal			Principal
Bonds and Notes (continued)	Amount ($)	Value ($)		Amount ($)	Value ($)

U.S. Government Agencies/			U.S. Government Agencies/
Mortgage-Backed (continued)			Mortgage-Backed (continued)
Federal Home Loan			Government National
Mortgage Corp. continued):			Mortgage Association I (continued):
REMIC, Ser. 2495, Cl. UC,			Ser. 2003-47, Cl. C, 4.23%,
5.00%, 7/15/32	48,379 [a]	51,365	10/16/27	375,832	378,729
REMIC, Ser. 3137, Cl. PA,			Ser. 2006-55, Cl. A, 4.25%,
5.13%, 12/15/13	312,397 [a]	316,457	7/16/29	4,711,833	4,854,952
REMIC, Ser. 1961, Cl. H,			Ser. 2008-78, Cl. B, 4.52%,
6.50%, 5/15/12	59 [a]	60	6/16/32	4,823,321	4,861,913
Federal National			Ser. 2005-79, Cl. B, 4.65%,
Mortgage Association:			8/16/39	756,093	761,253
4.50%, 8/1/13	25,108 [a]	26,468	Ser. 2004-12, Cl. BA,
5.00%, 11/1/12—11/1/13	372,878 [a]	397,910	4.81%, 8/16/32	2,814,465	2,893,756
REMIC, Ser. 2003-65,			Ser. 2003-36, Cl. D, 4.88%,
Cl. CA, 3.75%, 7/25/18	1,860,107 [a]	1,919,240	3/16/36	152,013	152,240
REMIC, Ser.2005-44, CI. PC,			Ser. 2003-98, Cl. PD, 5.00%,
5.00%, 11/25/27	117,040 [a]	117,725	4/20/30	1,016,685	1,032,054
Ser. 2002-T11, Cl. A,			Ser. 2006-31, Cl. C, 5.07%,
4.77%, 4/25/12	80,792 [a]	81,621	5/16/34	2,284,669 [b]	2,354,723
Ser. 2002-T3, Cl. A, 5.14%,			Ser. 2006-32, Cl. A, 5.08%,
12/25/11	78,829 [a]	78,774	1/16/30	2,140,600 [b]	2,218,424
Ser. 2002-T3, Cl. B, 5.76%,			Ser. 2004-60, Cl. C, 5.24%,
12/25/11	270,000 [a]	273,167	3/16/28	2,872,233 [b]	2,951,917
			Ser. 2004-51, Cl. C, 5.30%,
Government National			7/16/28	2,000,000 [b]	2,067,374
Mortgage Association I:			Ser. 2004-50, Cl. C, 5.32%,
Ser.2011-16, CI. A , 2.21%,			8/16/30	176,808 [b]	181,948
11/16/34	1,061,567	1,086,054
					39,509,967
Ser. 2008-52, Cl. A, 3.44%,
5/16/22	217,284	217,964	U.S. Government Securities—49.5%
Ser. 2008-45, Cl. A, 3.58%,			U.S. Treasury Notes:
11/16/27	192,695	193,732	0.38%, 6/30/13	12,750,000	12,795,849
Ser. 2004-23, Cl. AB,			0.38%, 7/31/13	4,500,000	4,516,348
3.63%, 9/16/27	442,155	458,755	0.50%, 5/31/13	2,250,000	2,262,568
Ser. 2006-68, Cl. A, 3.89%,			0.50%, 10/15/13	11,000,000	11,067,892
7/16/26	564,379	571,560	0.50%, 11/15/13	11,000,000	11,070,466
Ser. 2006-67, Cl. A, 3.95%,			0.50%, 8/15/14	8,750,000	8,798,536
11/16/30	1,039,658	1,067,365	0.63%, 4/30/13	11,000,000	11,082,896
Ser. 2005-76, Cl. A, 3.96%,			0.63%, 7/15/14	5,000,000	5,046,485
5/16/30	601,791	622,117	0.75%, 8/15/13	11,000,000	11,121,176
Ser. 2005-29, Cl. A, 4.02%,			0.75%, 9/15/13	11,000,000	11,122,034
7/16/27	311,371	319,971	0.75%, 12/15/13	11,000,000	11,134,926
Ser. 2006-3, Cl. A, 4.21%,			1.00%, 7/15/13	12,250,000	12,436,641
1/16/28	99,695	100,242	1.00%, 1/15/14	6,750,000	6,874,983
Ser. 2009-19, Cl. AC,			1.13%, 12/15/12	500,000	506,250
4.22%, 3/16/34	915,660	964,373	1.13%, 6/15/13	11,000,000	11,183,887

The Funds	31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)	Other Investment—4.0%	Shares	Value ($)
U.S. Government Securities (continued)			Registered
U.S. Treasury Notes (continued):			Investment Company;
1.25%, 3/15/14	10,000,000	10,256,260	Dreyfus Institutional Preferred
1.25%, 4/15/14	11,000,000	11,287,034	Plus Money Market Fund
1.38%, 1/15/13	5,500,000	5,591,525	(cost $14,051,000)	14,051,000 [c]	14,051,000
1.38%, 2/15/13	5,500,000	5,596,464
1.38%, 3/15/13	4,500,000	4,582,966	Total Investments
1.38%, 5/15/13	3,750,000	3,826,335	(cost $367,321,213)	105.0%	368,857,005
2.63%, 6/30/14	1,500,000	1,598,320	Liabilities, Less Cash
		173,759,841	and Receivables	(5.0%)	(17,710,695)

Total Bonds and Notes			Net Assets	100.0%	351,146,310
(cost $353,270,213)		354,806,005

BAN—Bond Anticipation Notes
GO—General Obligation
a The Federal Housing Finance Agency (FHFA) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
b Variable rate security—interest rate subject to periodic change.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	99.6	Municipal Bonds	1.4
Money Market Investment	4.0		105.0
† Based on net assets.
See notes to financial statements.

32

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2011

			BNY Mellon	BNY Mellon
	BNY Mellon	BNY Mellon	Intermediate	Short-Term
	Bond	Intermediate	U.S. Government	U.S. Government
	Fund	Bond Fund	Fund	Securities Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,340,696,098	970,305,914	53,725,347	354,806,005
Affiliated issuers	49,681,241	44,428,590	1,316,000	14,051,000
Cash	—	—	—	96,741
Dividends and interest receivable	9,171,651	8,639,599	310,870	866,488
Receivable for investment securities sold	6,299,274	—	—	—
Receivable for shares of Beneficial Interest subscribed	1,265,800	316,981	—	374,762
Prepaid expenses	9,429	10,194	15,380	14,631
	1,407,123,493	1,023,701,278	55,367,597	370,209,627
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	505,008	362,954	29,227	115,617
Due to Administrator—Note 4(a)	145,202	104,347	5,658	36,647
Cash overdraft due to Custodian	3,026,288	2,048,611	69,329	—
Liability for securities on loan—Note 2(b)	33,781,241	36,135,590	—	—
Payable for investment securities purchased	3,685,867	—	2,250,000	18,750,000
Payable for shares of Beneficial Interest redeemed	1,232,981	493,381	291	114,491
Accrued expenses	71,478	59,504	37,722	46,562
	42,448,065	39,204,387	2,392,227	19,063,317
Net Assets ($)	1,364,675,428	984,496,891	52,975,370	351,146,310
Composition of Net Assets ($):
Paid-in capital	1,298,764,480	949,862,516	51,422,198	359,655,431
Accumulated undistributed investment income—net	931,256	496,207	114,134	36,324
Accumulated net realized gain (loss) on investments	(4,758,439)	(11,454,024)	(1,025,217)	(10,081,237)
Accumulated net unrealized appreciation
(depreciation) on investments	69,738,131	45,592,192	2,464,255	1,535,792
Net Assets ($)	1,364,675,428	984,496,891	52,975,370	351,146,310
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,353,592,830	980,237,146	47,258,287	349,975,023
Shares Outstanding	101,191,545	74,883,003	4,600,981	28,456,581
Net Asset Value Per Share ($)	13.38	13.09	10.27	12.30
Investor Shares
Net Assets ($)	11,082,598	4,259,745	5,717,083	1,171,287
Shares Outstanding	830,117	325,429	557,225	95,317
Net Asset Value Per Share ($)	13.35	13.09	10.26	12.29
† Investments at cost ($):
Unaffiliated issuers	1,270,957,967	924,713,722	51,261,092	353,270,213
Affiliated issuers	49,681,241	44,428,590	1,316,000	14,051,000
††Value of securities on loan ($)	102,218,481	68,812,123	—	—
See notes to financial statements.

The Funds	33

STATEMENTS OF OPERATIONS
Year Ended August 31, 2011

			BNY Mellon	BNY Mellon
		BNY Mellon	Intermediate	Short-Term
	BNY Mellon	Intermediate	U.S. Government	U.S. Government
	Bond Fund	Bond Fund	Fund	Securities Fund
Investment Income ($):
Income:
Interest	49,598,553	29,271,221	1,456,053	3,560,083
Cash dividends:
Unaffiliated issuers	6,330	—	—	—
Affiliated issuers	43,941	16,032	1,424	8,086
Income from securities lending—Note 2(b)	62,105	30,216	—	10,919
Total Income	49,710,929	29,317,469	1,457,477	3,579,088
Expenses:
Investment advisory fee—Note 4(a)	5,635,285	3,946,145	311,870	1,156,096
Administration fee—Note 4(a)	1,738,875	1,217,579	76,986	407,634
Custodian fees—Note 4(b)	93,535	69,704	5,974	26,417
Trustees’ fees and expenses—Note 4(c)	65,200	37,591	3,421	17,718
Loan commitment fees—Note 3	34,376	31,824	651	7,574
Registration fees	33,288	32,940	28,240	41,822
Auditing fees	26,254	30,231	32,793	25,600
Shareholder servicing costs—Note 4(b)	21,617	11,497	15,071	1,838
Legal fees	19,800	13,297	1,407	6,321
Prospectus and shareholders’ reports	9,662	6,307	4,950	10,911
Miscellaneous	60,449	43,850	24,734	33,103
Total Expenses	7,738,341	5,440,965	506,097	1,735,034
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	(6,758)	—
Less—reduction in fees due to earnings credits—Note 4(b)	(23)	(3)	(17)	(3)
Net Expenses	7,738,318	5,440,962	499,322	1,735,031
Investment Income—Net	41,972,611	23,876,507	958,155	1,844,057
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	15,898,386	9,837,850	586,651	1,954,973
Net unrealized appreciation (depreciation) on investments	(3,613,978)	(6,121,654)	(162,448)	(1,321,553)
Net Realized and Unrealized Gain (Loss) on Investments	12,284,408	3,716,196	424,203	633,420
Net Increase in Net Assets Resulting from Operations	54,257,019	27,592,703	1,382,358	2,477,477

See notes to financial statements.

34

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2011	2010	2011	2010
Operations ($):
Investment income—net	41,972,611	46,809,985	23,876,507	25,172,141
Net realized gain (loss) on investments	15,898,386	26,793,639	9,837,850	9,510,348
Net unrealized appreciation (depreciation) on investments	(3,613,978)	33,824,361	(6,121,654)	24,451,432
Net Increase (Decrease) in Net Assets
Resulting from Operations	54,257,019	107,427,985	27,592,703	59,133,921
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(51,511,414)	(57,273,181)	(31,959,623)	(34,238,003)
Investor Shares	(280,940)	(317,453)	(132,490)	(105,565)
Net realized gain on investments:
Class M Shares	(1,949,838)	—	—	—
Investor Shares	(10,235)	—	—	—
Total Dividends	(53,752,427)	(57,590,634)	(32,092,113)	(34,343,568)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	207,907,988	367,138,065	231,106,543	345,023,068
Investor Shares	9,227,569	9,726,748	10,465,058	6,082,988
Dividends reinvested:
Class M Shares	7,550,755	7,264,737	5,667,103	6,687,797
Investor Shares	218,048	230,353	125,034	94,585
Cost of shares redeemed:
Class M Shares	(318,242,341)	(308,825,208)	(240,636,818)	(244,678,747)
Investor Shares	(11,374,764)	(4,008,682)	(11,053,561)	(4,224,495)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(104,712,745)	71,526,013	(4,326,641)	108,985,196
Total Increase (Decrease) in Net Assets	(104,208,153)	121,363,364	(8,826,051)	133,775,549
Net Assets ($):
Beginning of Period	1,468,883,581	1,347,520,217	993,322,942	859,547,393
End of Period	1,364,675,428 1,468,883,581		984,496,891	993,322,942
Undistributed investment income—net	931,256	2,360,137	496,207	1,123,674
Capital Share Transactions (Shares):
Class M Shares
Shares sold	15,717,645	28,162,871	17,777,662	26,754,599
Shares issued for dividends reinvested	573,560	555,927	435,762	517,830
Shares redeemed	(24,057,698)	(23,661,002)	(18,514,059)	(18,985,466)
Net Increase (Decrease) in Shares Outstanding	(7,766,493)	5,057,796	(300,635)	8,286,963
Investor Shares
Shares sold	696,544	741,666	804,396	469,607
Shares issued for dividends reinvested	16,541	17,645	9,616	7,308
Shares redeemed	(855,464)	(306,534)	(851,234)	(328,177)
Net Increase (Decrease) in Shares Outstanding	(142,379)	452,777	(37,222)	148,738

See notes to financial statements.

The Funds	35

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Intermediate		BNY Mellon Short-Term
	U.S. Government Fund		U.S. Government Securities Fund
	Year Ended August 31,		Year Ended August 31,
	2011	2010	2011	2010
Operations ($):
Investment income—net	958,155	1,073,308	1,844,057	2,672,649
Net realized gain (loss) on investments	586,651	718,436	1,954,973	1,181,656
Net unrealized appreciation (depreciation) on investments	(162,448)	1,360,631	(1,321,553)	937,169
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,382,358	3,152,375	2,477,477	4,791,474
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(1,571,148)	(1,804,997)	(5,009,459)	(4,677,556)
Investor Shares	(143,938)	(190,012)	(8,790)	(15,711)
Net realized gain on investments:
Class M Shares	(41,533)	(829,682)	—	—
Investor Shares	(3,710)	(95,399)	—	—
Total Dividends	(1,760,329)	(2,920,090)	(5,018,249)	(4,693,267)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	18,119,371	17,557,948	209,438,125	257,459,398
Investor Shares	422,484	287,498	3,271,802	903,260
Dividends reinvested:
Class M Shares	345,524	890,528	1,052,784	1,087,611
Investor Shares	131,905	262,075	6,565	3,820
Cost of shares redeemed:
Class M Shares	(30,681,299)	(14,862,578)	(162,688,297)	(130,942,023)
Investor Shares	(1,499,197)	(477,536)	(3,088,010)	(757,806)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,161,212)	3,657,935	47,992,969	127,754,260
Total Increase (Decrease) in Net Assets	(13,539,183)	3,890,220	45,452,197	127,852,467
Net Assets ($):
Beginning of Period	66,514,553	62,624,333	305,694,113	177,841,646
End of Period	52,975,370	66,514,553	351,146,310	305,694,113
Undistributed investment income—net	114,134	241,799	36,324	260,652
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,786,003	1,723,129	17,006,597	20,783,982
Shares issued for dividends reinvested	34,048	87,814	85,552	87,811
Shares redeemed	(3,027,438)	(1,461,517)	(13,217,225)	(10,571,625)
Net Increase (Decrease) in Shares Outstanding	(1,207,387)	349,426	3,874,924	10,300,168
Investor Shares
Shares sold	41,554	27,940	265,750	72,868
Shares issued for dividends reinvested	12,996	25,807	534	308
Shares redeemed	(146,743)	(46,765)	(250,572)	(61,105)
Net Increase (Decrease) in Shares Outstanding	(92,193)	6,982	15,712	12,071

See notes to financial statements.

36

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon fixed income fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.36	12.90	12.38	12.24	12.23
Investment Operations:
Investment income—net[a]	.39	.43	.52	.60	.57
Net realized and unrealized
gain (loss) on investments	.14	.56	.56	.15	.04
Total from Investment Operations	.53	.99	1.08	.75	.61
Distributions:
Dividends from investment income—net	(.49)	(.53)	(.56)	(.61)	(.60)
Dividends from net realized gain on investments	(.02)	—	—	—	—
Total Distributions	(.51)	(.53)	(.56)	(.61)	(.60)
Net asset value, end of period	13.38	13.36	12.90	12.38	12.24
Total Return (%)	4.06	7.84	8.95	6.17	5.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.56	.55	.56
Ratio of net expenses to average net assets	.55	.55	.56	.55	.56
Ratio of net investment income to average net assets	2.98	3.29	4.15	4.78	4.67
Portfolio Turnover Rate	86.75[b]	99.66	62.19	60.76	134.49
Net Assets, end of period ($ x 1,000)	1,353,593	1,455,913	1,340,824	995,421	944,416

a Based on average shares outstanding at each month end.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2011 was 79.13%.
See notes to financial statements.

The Funds	37

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.34	12.88	12.36	12.21	12.21
Investment Operations:
Investment income—net[a]	.35	.39	.50	.56	.53
Net realized and unrealized
gain (loss) on investments	.13	.57	.54	.16	.04
Total from Investment Operations	.48	.96	1.04	.72	.57
Distributions:
Dividends from investment income—net	(.45)	(.50)	(.52)	(.57)	(.57)
Dividends from net realized gain on investments	(.02)	—	—	—	—
Total Distributions	(.47)	(.50)	(.52)	(.57)	(.57)
Net asset value, end of period	13.35	13.34	12.88	12.36	12.21
Total Return (%)	3.72	7.60	8.74	5.81	4.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.80	.81
Ratio of net expenses to average net assets	.80	.81	.81	.80	.81
Ratio of net investment income to average net assets	2.73	3.03	3.88	4.52	4.42
Portfolio Turnover Rate	86.75[b]	99.66	62.19	60.76	134.49
Net Assets, end of period ($ x 1,000)	11,083	12,971	6,696	3,472	4,621

a Based on average shares outstanding at each month end.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2011 was 79.13%.
See notes to financial statements.

38

			Class M Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.15	12.81	12.37	12.19	12.14
Investment Operations:
Investment income—net[a]	.32	.35	.46	.55	.53
Net realized and unrealized
gain (loss) on investments	.04	.47	.50	.21	.09
Total from Investment Operations	.36	.82	.96	.76	.62
Distributions:
Dividends from investment income—net	(.42)	(.48)	(.52)	(.58)	(.57)
Net asset value, end of period	13.09	13.15	12.81	12.37	12.19
Total Return (%)	2.84	6.52	8.07	6.19	5.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.56	.55	.56
Ratio of net expenses to average net assets	.55	.55	.56	.55	.56
Ratio of net investment income to average net assets	2.42	2.72	3.75	4.43	4.36
Portfolio Turnover Rate	45.15	44.58	53.05	53.28	84.24
Net Assets, end of period ($ x 1,000)	980,237	988,555	856,808	785,841	725,064

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds	39

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.15	12.81	12.36	12.19	12.14
Investment Operations:
Investment income—net[a]	.29	.31	.43	.53	.48
Net realized and unrealized
gain (loss) on investments	.04	.48	.51	.18	.11
Total from Investment Operations	.33	.79	.94	.71	.59
Distributions:
Dividends from investment income—net	(.39)	(.45)	(.49)	(.54)	(.54)
Net asset value, end of period	13.09	13.15	12.81	12.36	12.19
Total Return (%)	2.57	6.26	7.78	5.91	4.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.80	.81
Ratio of net expenses to average net assets	.80	.81	.81	.80	.81
Ratio of net investment income to average net assets	2.18	2.44	3.48	4.19	4.10
Portfolio Turnover Rate	45.15	44.58	53.05	53.28	84.24
Net Assets, end of period ($ x 1,000)	4,260	4,768	2,740	1,616	1,931

a Based on average shares outstanding at each month end.
See notes to financial statements.

40

			Class M Shares†
BNY Mellon Intermediate	Year Ended August 31,		Eight Months Ended	Year Ended December 31,
U.S. Government Fund	2011	2010	August 31, 2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.30	10.27	10.43	9.99	9.81	9.94
Investment Operations:
Investment income—net[b]	.16	.17	.14	.42	.42	.42
Net realized and unrealized
gain (loss) on investments	.10	.33	(.10)	.39	.23	(.08)
Total from Investment Operations	.26	.50	.04	.81	.65	.34
Distributions:
Dividends from investment income—net	(.28)	(.32)	(.20)	(.37)	(.47)	(.47)
Dividends from net realized gain on investments	(.01)	(.15)	(.00)[c]	—	—	—
Total Distributions	(.29)	(.47)	(.20)	(.37)	(.47)	(.47)
Net asset value, end of period	10.27	10.30	10.27	10.43	9.99	9.81
Total Return (%)	2.59	5.03	.41[d]	8.31	6.80	3.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.74	.78[e]	.76	.77	.78
Ratio of net expenses to average net assets	.78	.65	.65[e]	.65	.65	.65
Ratio of net investment income
to average net assets	1.56	1.71	2.08[e]	4.12	4.31	4.27
Portfolio Turnover Rate	70.98	60.52	56.74[d]	85.47	57	21
Net Assets, end of period ($ x 1,000)	47,258	59,832	56,037	120,970	106,650	103,686

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.
See notes to financial statements.

The Funds	41

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares†
BNY Mellon Intermediate	Year Ended August 31,		Eight Months Ended	Year Ended December 31,
U.S. Government Fund	2011	2010	August 31, 2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.29	10.25	10.42	9.98	9.80	9.93
Investment Operations:
Investment income—net[b]	.13	.15	.13	.39	.40	.39
Net realized and unrealized
gain (loss) on investments	.11	.34	(.12)	.40	.23	(.07)
Total from Investment Operations	.24	.49	.01	.79	.63	.32
Distributions:
Dividends from investment income—net	(.26)	(.30)	(.18)	(.35)	(.45)	(.45)
Dividends from net realized gain on investments	(.01)	(.15)	(.00)[c]	—	—	—
Total Distributions	(.27)	(.45)	(.18)	(.35)	(.45)	(.45)
Net asset value, end of period	10.26	10.29	10.25	10.42	9.98	9.80
Total Return (%)	2.36	4.87	.14[d]	8.06	6.53	3.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	.99	1.04[e]	1.01	1.02	1.03
Ratio of net expenses to average net assets	1.03	.90	.90[e]	.90	.90	.90
Ratio of net investment income
to average net assets	1.30	1.46	1.89[e]	3.87	4.06	4.02
Portfolio Turnover Rate	70.98	60.52	56.74[d]	85.47	57	21
Net Assets, end of period ($ x 1,000)	5,717	6,682	6,588	6,292	6,015	6,319

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.
See notes to financial statements.

42

			Class M Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.40	12.39	12.19	12.02	11.99
Investment Operations:
Investment income—net[a]	.07	.13	.29	.46	.56
Net realized and unrealized
gain (loss) on investments	.02	.11	.30	.23	.03
Total from Investment Operations	.09	.24	.59	.69	.59
Distributions:
Dividends from investment income—net	(.19)	(.23)	(.39)	(.52)	(.56)
Net asset value, end of period	12.30	12.40	12.39	12.19	12.02
Total Return (%)	.71	1.96	4.90	5.83	5.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.53	.56	.55	.55
Ratio of net expenses to average net assets	.52	.53	.56	.55	.55
Ratio of net investment income to average net assets	.56	1.07	2.32	3.79	4.65
Portfolio Turnover Rate	143.65	59.58	117.43	84.77	127.30
Net Assets, end of period ($ x 1,000)	349,975	304,707	177,005	133,857	128,628

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds	43

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.40	12.39	12.20	12.02	12.00
Investment Operations:
Investment income—net[a]	.04	.11	.23	.45	.49
Net realized and unrealized
gain (loss) on investments	.00[b]	.10	.32	.22	.06
Total from Investment Operations	.04	.21	.55	.67	.55
Distributions:
Dividends from investment income—net	(.15)	(.20)	(.36)	(.49)	(.53)
Net asset value, end of period	12.29	12.40	12.39	12.20	12.02
Total Return (%)	.34	1.73	4.63	5.55	4.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.82	.79	.80
Ratio of net expenses to average net assets	.78	.78	.82	.79	.80
Ratio of net investment income to average net assets	.34	.84	1.93	3.61	4.51
Portfolio Turnover Rate	143.65	59.58	117.43	84.77	127.30
Net Assets, end of period ($ x 1,000)	1,171	987	837	94	140

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
See notes to financial statements.

44

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon FundsTrust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Bond Fund’s and BNY Mellon Intermediate Bond Fund’s investment objective seek total return (consisting of capital appreciation and current income). BNY Mellon Intermediate U.S. Government Fund’s and BNY Mellon Short-Term U.S. Government Securities Fund’s investment objective seek to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor Class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Funds	45

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the funds’ investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized as Level 1 in the hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized as Level 2 in the hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates market value. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Table 1 summarizes the inputs used as of August 31, 2011 in valuing each fund’s investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements” (“ASU 2010-06”).The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that

46

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other
	Level 1—Unadjusted			Significant	Level 3—Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Asset-Backed	—	—	33,962,710	—	—	—	33,962,710
Commercial
Mortgage-Backed	—	—	18,807,970	—	—	—	18,807,970
Corporate Bonds†	—	—	377,468,963	—	—	—	377,468,963
Equity Securities—
Domestic†	88,797	—	—	—	—	—	88,797
Foreign Government	—	—	24,002,796	—	—	—	24,002,796
Municipal Bonds	—	—	61,463,112	—	—	—	61,463,112
Mutual Funds	49,681,241	—	—	—	—	—	49,681,241
Residential
Mortgage-Backed	—	—	461,235	—	—	—	461,235
U.S. Government Agencies/
Mortgage-Backed	—	—	477,019,597	—	—	—	477,019,597
U.S. Treasury	—	—	347,420,918	—	—	—	347,420,918
BNY Mellon Intermediate
Bond Fund
Asset-Backed	—	—	350,382	—	—	—	350,382
Corporate Bonds†	—	—	375,572,545	—	—	—	375,572,545
Foreign Government	—	—	14,908,574	—	—	—	14,908,574
Municipal Bonds	—	—	45,692,473	—	—	—	45,692,473
Mutual Funds	44,428,590	—	—	—	—	—	44,428,590
U.S. Government
Agencies/
Mortgage-Backed	—	—	72,653,007	—	—	—	72,653,007
U.S. Treasury	—	—	461,128,933	—	—	—	461,128,933
BNY Mellon Intermediate
U.S. Government Fund
Corporate Bonds†	—	—	1,845,985	—	—	—	1,845,985
Mutual Funds	1,316,000	—	—	—	—	—	1,316,000
U.S. Government
Agencies/
Mortgage-Backed	—	—	22,052,139	—	—	—	22,052,139
U.S. Treasury	—	—	29,827,223	—	—	—	29,827,223
BNY Mellon Short-Term U.S.
Government Securities Fund
Municipal Bonds	—	—	5,002,011	—	—	—	5,002,011
Mutual Funds	14,051,000	—	—	—	—	—	14,051,000
U.S. Government
Agencies/
Mortgage-Backed	—	—	176,044,153	—	—	—	176,044,153
U.S. Treasury	—	—	173,759,841	—	—	—	173,759,841

† See Statements of Investments for additional detailed categorizations.

The Funds	47

NOTES TO FINANCIAL STATEMENTS (continued)

fall in either Level 2 or Level 3 have been adopted by the funds. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS.ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of New York Mellon, the funds may lend securities to certain qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amount The Bank of NewYork Mellon earned from each relevant fund from lending portfolio securities pursuant to the securities lending agreement during the period ended August 31, 2011.

Table 2—Securities Lending Agreement
BNY Mellon Bond Fund	$33,441
BNY Mellon Intermediate Bond Fund	16,270
BNY Mellon Short-Term
U.S. Government Securities Fund	5,879

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The funds may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Table 3 summarizes each fund’s investments in affiliated investment companies for the period ended August 31, 2011.

(d) Concentration of risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of the debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived

48

adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2011, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax

Table 3—Affiliated Investment Companies

	Value			Value	Net
	8/31/2010 ($)	Purchases ($)	Sales ($)	8/31/2011 ($)	Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	12,219,000	621,358,000	617,677,000	15,900,000	1.2
Dreyfus Institutional Cash
Advantage Fund†	962,574	364,542,633	331,723,966	33,781,241	2.5
Total	13,181,574	985,900,633	949,400,966	49,681,241	3.7
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	10,833,000	208,036,000	210,576,000	8,293,000.8
Dreyfus Institutional Cash
Advantage Fund†	13,308,666	264,766,741	241,939,817	36,135,590	3.7
Total	24,141,666	472,802,741	452,515,817	44,428,590	4.5
BNY Mellon Intermediate
U.S. Government Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	935,000	28,461,000	28,080,000	1,316,000	2.5
BNY Mellon Short-Term
U.S. Government Securities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	4,348,000	201,550,000	191,847,000	14,051,000	4.0
Dreyfus Institutional Cash
Advantage Fund†	5,970,000	142,527,419	148,497,419	—	—
Total	10,318,000	344,077,419	340,344,419	14,051,000	4.0

† On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus Institutional Cash Advantage Fund, resulting in a transfer of shares.

The Funds	49

NOTES TO FINANCIAL STATEMENTS (continued)

expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 4 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2011.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires any

Table 4—Components of Accumulated Earnings

post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act.As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

Table 5 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2011.

Table 6 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010.

	Undistributed	Accumulated	Undistributed		Capital (Losses)
	Ordinary	Capital	Capital	Unrealized	Realized After
	Income ($)	(Losses) ($)	Gains ($)	Appreciation ($)	October 31, 2010 ($)†
BNY Mellon Bond Fund	928,051	—	—	65,046,440	(63,543)
BNY Mellon Intermediate Bond Fund	490,818	—	57,455	34,086,102	—
BNY Mellon Intermediate U.S. Government Fund	113,932	(4,383)	—	1,992,290	(548,667)
BNY Mellon Short-Term
U.S. Government Securities Fund	36,324	(7,618,079)	—	1,295,997	(2,223,363)

† These losses were deferred for tax purposes to the first day of the following fiscal year.
Table 5—Capital Loss Carryover

Expiring in fiscal	2014 ($)†	2015 ($)†	2016 ($)†	2017 ($)†	2018 ($)†	2019 ($)†	Total ($)
BNY Mellon Intermediate
U.S. Government Fund	—	—	—	—	—	4,383	4,383
BNY Mellon Short-Term
U.S. Government Securities Fund	2,822,720	4,701,996	—	—	28,529	64,834	7,618,079

† If not applied, the carryovers expire in the above years.

Table 6—Tax Character of Distributions Paid

		Ordinary Income ($)			Long Term Capital Gains ($)
		2011		2010		2011	2010
BNY Mellon Bond Fund		51,792,354	57,590,634		1,960,073		—
BNY Mellon Intermediate Bond Fund		32,092,113	34,343,568			—	—
BNY Mellon Intermediate U.S. Government Fund		1,716,640	2,309,590		43,689		610,500
BNY Mellon Short-Term
U.S. Government Securities Fund		5,018,249	4,693,267			—	—

50

During the period ended August 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums and paydown gains and losses on mortgage backed securities and for BNY Mellon Bond Fund, non-deductible losses related to the write-off of a worthless security in a prior year, the funds increased accumulated undistributed investment income-net, decreased accumulated net realized gain (loss) on investments and decreased paid-in capital as summarized in Table 7. Net assets and net asset value per share were not affected by these reclassifications.

(g) New Accounting Pronouncement: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity.ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on August 31, 2011, the funds did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .50% of BNY Mellon Intermediate U.S. Government Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

The Investment Adviser had contractually agreed, from September 1, 2010 through September 30, 2010, to waive receipt of its fees and/or assume expenses of BNY Mellon Bond Fund so that the direct expenses of Class M and Investor shares of the fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .69% and .94% of the value of the average daily net assets of their respective class. During the period ended August 31, 2011, there was no expense reimbursement pursuant to the undertaking. This undertaking is no longer in effect.

Table 7—Return of Capital Statement of Position

	Accumulated
	Undistributed	Accumulated
	Investment	Net Realized	Paid-in
	Income—Net ($)	Gain (Loss) ($)	Capital ($)
BNY Mellon Bond Fund	8,390,862	(6,984,862)	(1,406,000)
BNY Mellon Intermediate Bond Fund	7,588,139	(7,588,139)	—
BNY Mellon Intermediate U.S. Government Fund	629,266	(629,266)	—
BNY Mellon Short-Term U.S. Government Securities Fund	2,949,864	(2,949,864)	—

The Funds	51

NOTES TO FINANCIAL STATEMENTS (continued)

The Investment Adviser had contractually agreed, from September 1, 2010 through September 30, 2010, to waive receipt of its fees and/or assume the expenses of BNY Mellon Intermediate U.S. Government Fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) did not exceed .65% of the value of the average daily net assets of their respective class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $6,758 during the period ended August 31, 2011.This undertaking is no longer in effect.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering share-

holder inquiries regarding a fund and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 8 summarizes the amount Investor shares of each fund were charged during the period ended August 31, 2011, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 8—Shareholder Services Plan Fees
BNY Mellon Bond Fund	$20,701
BNY Mellon Intermediate Bond Fund	11,360
BNY Mellon Intermediate
U.S. Government Fund	14,372
BNY Mellon Short-Term
U.S. Government Securities Fund	1,750

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 9 summarizes the amount each fund

Table 9—Cash Management Agreement Fees

	Cash Management Fees ($)	Earnings Credits ($)
BNY Mellon Bond Fund	716	(23)
BNY Mellon Intermediate Bond Fund	105	(3)
BNY Mellon Intermediate U.S. Government Fund	547	(17)
BNY Mellon Short-Term U.S. Government Securities Fund	84	(3)

52

was charged during the period ended August 31, 2011, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations. These fees were offset by earnings credits pursuant to the cash management agreements, also summarized in Table 9.

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2011, pursuant to the custody agreement.

Table 10—Custody Agreement Fees
BNY Mellon Bond Fund	$93,535
BNY Mellon Intermediate Bond Fund	69,704
BNY Mellon Intermediate
U.S. Government Fund	5,974
BNY Mellon Short-Term
U.S. Government Securities Fund	26,417

During the period ended August 31, 2011, each fund was charged $7,225 for services performed by the Chief Compliance Officer.

Table 11 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each Trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

NOTE 5—Securities Transactions:

Table 12 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended August 31, 2011, of which $105,782,649 in purchases and $106,147,275 in sales were from mortgage dollar roll transactions for BNY Mellon Bond Fund.

Table 11—Due to The Dreyfus Corporation and Affiliates

	Investment		Shareholder	Chief
	Advisory	Custodian	Services	Compliance
	Fees ($)	Fees ($)	Plan Fees ($)	Officer Fees ($)
BNY Mellon Bond Fund	467,399	32,300	2,056	3,253
BNY Mellon Intermediate Bond Fund	335,887	22,940	874	3,253
BNY Mellon Intermediate U.S. Government Fund	22,765	2,000	1,209	3,253
BNY Mellon Short-Term U.S. Government Securities Fund	103,218	8,962	184	3,253

Table 12—Purchases and Sales

		Purchases ($)		Sales ($)
BNY Mellon Bond Fund		1,204,050,973	1,318,327,165
BNY Mellon Intermediate Bond Fund		437,581,299	440,177,936
BNY Mellon Intermediate U.S. Government Fund		43,435,843		54,820,973
BNY Mellon Short-Term U.S. Government Securities Fund		523,697,021	467,094,030

The Funds	53

NOTES TO FINANCIAL STATEMENTS (continued)

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the funds of mortgage related securities that it holds with an agreement by the funds to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collater-

alized by pools of mortgages with different prepayment histories than those securities sold.

Table 13 summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation on investments for each fund at August 31, 2011.

Table 13—Accumulated Net Unrealized Appreciation

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Bond Fund	1,325,330,899	72,063,796	7,017,356	65,046,440
BNY Mellon Intermediate Bond Fund	980,648,402	46,770,892	12,684,790	34,086,102
BNY Mellon Intermediate U.S. Government Fund	53,049,057	2,599,491	607,201	1,992,290
BNY Mellon Short-Term U.S. Government Securities Fund	367,561,008	2,256,611	960,614	1,295,997

54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
BNY Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund, and BNY Mellon Short-Term U.S. Government Securities Fund, (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended except for the BNY Mellon Intermediate U.S. Government Fund, which was for the years in the two-year period ended August 31, 2011, the eight-month period ended August 31, 2009 and the year ended December 31, 2008.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.With respect to the BNY Mellon Intermediate U.S. Government Fund, the financial highlights for each of the years in the two-year period ended December 31, 2007 were audited by other independent registered public accountants whose report thereon, dated February 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Intermediate U.S. Government Fund, and BNY Mellon Short-Term U.S. Government Securities Fund as of August 31, 2011, and the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2011

The Funds	55

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 93.58% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also the fund designates the maximum amount allowable but not less than $.0182 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends and capital gains distributions paid for the 2011 calendar year on Form 1099-DIV which will be mailed in early 2012.

BNY Mellon Intermediate Bond Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 92.56% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Intermediate U.S. Government Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.Also for state individual income tax purposes, the fund hereby designates 64.31% of the ordinary income dividends paid during its fiscal year ended August 31, 2011 as attributable to interest income from direct obligations of the United States. Such dividends are taxable for individual income tax purposes in most states, including New York, California and the District of Columbia. Also the fund designates the maximum amount allowable but not less than $.0070 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends and capital gains distributions paid for the 2011 calendar year on Form 1099-DIV which will be mailed in early 2012.

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.Also for state individual income tax purposes, the fund hereby designates 51.59% of the ordinary income dividends paid during its fiscal year ended August 31, 2011 as attributable to interest income from direct obligations of the United States. Such dividends are taxable for individual income tax purposes in most states, including New York, California and the District of Columbia.

56

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND THE APPROVAL OF
EACH FUND’S ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 8-9, 2011, the Board considered the renewal of the Trust’s Investment Advisory Agreement and the Administration Agreement (together, the “Agreement”) pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of NewYork Mellon provides the funds with administrative services.The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services.The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to the funds, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for each fund.

The Board members also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Advisory Fees and Expense Ratios.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with that of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2011, and (2) each fund’s actual and contractual advisory fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from each fund’s financial statements available to Lipper as of January 31, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long term performance.

The Funds	57

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND
THE APPROVAL OF EACH FUND’S ADMINISTRATION AGREEMENT (Unaudited) (continued)

As applicable to each fund, representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s advisory fee.

BNY Mellon Bond Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was generally below the Performance Group and Performance Universe medians for the various periods and ranked in the fourth quartile in the Performance Group for most of the periods. The Board also noted that the fund’s yield performance was above the Performance Group medians for three of the one-year periods, at the Performance Group medians for two of the one-year periods and below the Performance Group medians for five of the one-year periods, ended January 31st, and was above the Performance Universe medians for nine of the one-year periods and below the Performance Universe medians for one of the one-year periods, ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s primary portfolio manager regarding the factors which, over the past year, influenced the fund’s performance results, including the fact that the fund’s target duration generally was shorter than that of, and that the fund typically held higher quality securities than those held by some of the funds in, the fund’s peer group.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual advisory fee was above the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median. The Board also considered the fee waiver and expense reimbursement arrangement undertaken by the investment adviser that was in effect until September 30, 2010.

BNY Mellon Intermediate Bond Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the three-, four-, five- and ten-year periods when the fund’s performance was above the Performance Universe medians, and ranked in the fourth quartile in the Performance Group for most of the periods.The Board also noted that the fund’s yield performance was above the Performance Group medians for four of the one-year periods, at the Performance Group median for one of the one-year periods and below the Performance Group medians for

58

five of the one-year periods, ended January 31st, and was above the Performance Universe medians for each of the one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Board also received a presentation from the fund’s primary portfolio manager regarding the factors which, over the past year, influenced the fund’s performance results, including the fact that the fund’s target duration generally was shorter than that of, and that the fund typically held higher quality securities than those held by some of the funds in, the fund’s peer group.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual advisory fee was above the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Intermediate U.S. Government Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians and ranked in the fourth quartile of the Performance Group for all periods.The Board also noted that the fund’s yield performance was above the Performance Group medians for eight of the one-year periods, at the Performance Group median for one of the one-year periods and below the Performance Group median for one of the one-year periods, ended January

31st, and was above the Performance Universe medians for nine of the one-year periods, and below the Performance Universe median for one of the one-year periods, ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s primary portfolio manager regarding the factors which, over the past year, influenced the fund’s performance results, including the fact that the fund’s target duration generally was shorter than that of the funds in the fund’s peer group.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual advisory fee was at the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and fund’s total expenses were at the Expense Group and Expense Universe medians. The Board also considered the fee waiver and expense reimbursement arrangement undertaken by the investment adviser that was in effect until September 30, 2010.

BNY Mellon Short-Term U.S. Government Securities Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the four-, five- and ten-year periods when the fund’s performance was above the Performance Universe medians, and ranked in the fourth quartile in the Performance

The Funds	59

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND
THE APPROVAL OF EACH FUND’S ADMINISTRATION AGREEMENT (Unaudited) (continued)

Group for most of the periods.The Board also noted that the fund’s yield performance was above the Performance Group medians for eight of the one-year periods, and below the Performance Group medians for two of the one-year periods, ended January 31st, and was above the Performance Universe medians for each of the one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s portfolio manager regarding the factors which, over the past year, influenced the fund’s performance results, including the fact that the fund’s target duration generally was shorter than that of the funds in the fund’s peer group.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual advisory fee was below the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund, and the method used to determine the expenses and profit.The

Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund. The Board also noted the expense limitation arrangements for certain funds and their effect on Dreyfus’ profitability.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board’s counsel stated that the Board members should consider the profitability analysis with respect to each fund (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for each fund and the extent to which economies of scale would be realized if the relevant fund grows and whether fee levels reflect these economies of scale for the benefit of each fund’s shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among the funds and the funds

60

in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in each fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to each fund, the Board was satisfied with the fund’s yield performance, and noted the con- siderations described above with respect to total return performance.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board members determined that renewal of the Agreement was in the best interests of each fund and its respective shareholders.

The Funds	61

BOARD MEMBERS INFORMATION (Unaudited)

62

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds	63

OFFICERS OF THE TRUST (Unaudited)

CHRISTOPHER SHELDON, President since September 2006.

As director of Investment Strategy for BNY Mellon Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research. He also oversaw the alternative investment groups from June 2006 to September 2008. He was previously a Vice President of the Trust. He is 46 years old has been employed by BNY Mellon since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

64

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Funds	65

NOTES

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Intermediate U.S. Government Fund	Class M: MGVMX	Investor: MOVIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2011 MBSC Securities Corporation

MFTAR0811-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT	August 31, 2011

Contents

The Funds

Letter from the President 2

Discussion of Funds' Performance

BNY Mellon National Intermediate Municipal Bond Fund 3

BNY Mellon National Short-Term Municipal Bond Fund 6

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund 9

BNY Mellon Massachusetts Intermediate Municipal Bond Fund 12

BNY Mellon Municipal Opportunities Fund 18

Understanding Your Fund's Expenses 21

Statements of Investments 23

Statements of Financial Futures 41,64,75,83,94

Statements of Assets and Liabilities 95

Statements of Operations 97

Statements of Cash Flows 99

Statements of Changes in Net Assets 100

Financial Highlights 107

Notes to Financial Statements 121

Report of Independent Registered Public Accounting Firm 133

Important Tax Information 134

Board Members Information 141

Officers of the Trust 143

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the BNY Mellon Funds Trust, covering the 12-month period through August 31, 2011.

Although investors were encouraged by expectations of a more robust economic recovery through the first quarter of 2011, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S. Treasury securities were not assigned the highest credit rating. While most fixed-income securities proved volatile in this tumultuous environment, municipal bonds held up relatively well due to robust demand for a limited supply of newly issued securities.

The economic outlook currently is clouded by uncertainty and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs. The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your portfolio manager.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
September 15, 2011

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 2.07%, Investor shares returned 1.90% and Dreyfus Premier shares returned 1.39%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, returned 3.20% for the same period.2 Effective September 15, 2011, the fund changed its benchmark to the S&P Municipal Bond Intermediate Index, which produced a 3.49% total return for the same period.3

After declining over the final months of 2010, municipal bonds rebounded in 2011 when a reduced supply of newly issued securities was met by robust investor demand.The fund lagged its benchmark, primarily due to its shorter, more conservative maturity positioning.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.4 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Held Up Relatively Well

New stimulative measures from the Federal Reserve Board, improved economic data and rising corporate earnings buoyed economic sentiment into the first quarter of 2011. However, confidence was shaken in February due to political unrest in the Middle East, and again in March when natural and nuclear disasters struck Japan. Nonetheless, most financial markets bounced back quickly from these unexpected shocks.

Economic sentiment began to deteriorate in earnest in late April when Greece appeared headed for default, U.S. economic data disappointed and the debate regarding government spending and borrowing intensified. Riskier assets suffered bouts of volatility as investors shifted their focus to traditionally defensive investments. Turbulence in the financial markets was particularly severe in August, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

Despite these developments, municipal bonds were buoyed in 2011 by strong investor demand for a limited supply of newly issued securities, offsetting the effects of pronounced market weakness at the end of 2010.The termination of the federally subsidized Build America Bonds program and political pressure to reduce spending led to less municipal borrowing over the first eight months of 2011.Yet, demand remained robust from investors seeking competitive levels of tax-exempt income.

Fund Strategies Produced Mixed Results

The fund produced positive total returns during the reporting period, but relative results were undermined by a “barbell” yield curve strategy that emphasized three-and 15-year maturities when intermediate-term bonds generally fared better. In addition, to reduce the fund’s sensitivity to changing interest rates, we set the fund’s average duration in a relatively short position. Although this strategy bolstered relative performance early in the reporting period, it later proved counterproductive.

The fund achieved better results from municipal bonds with seven- to 10-year maturities. Bonds with A and BBB credit ratings, which are at the lower end of the investment-grade range, also buoyed results over the first eight months of 2011. Bonds backed by revenues from health care facilities ranked among the reporting period’s top performers.

Positioned for a Slower-Growth Environment

We currently expect the U.S. economic recovery to persist, but at a more sluggish pace than historical norms, as concerns currently weighing on market sentiment may be slow to recede. Until economic uncertainty wanes, we intend to favor municipal bonds that seek to produce consistent levels of current income while helping to mute market turbulence. In our judgment, this positioning strikes the right balance between income and safety in a potentially volatile market environment.

September 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.
SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index. In future annual reports, the fund’s performance will no longer be compared to the BofA Merrill Lynch 2-17Year Municipal Bond Index because the S&P
Municipal Bond Intermediate Index is deemed to be more reflective of the fund’s current investment profile.
The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

Average Annual Total Returns as of 8/31/11
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class M shares	1/1/87	2.07%	4.79%	4.43%	—
Investor shares	7/11/01	1.90%	4.53%	4.17%	—
Dreyfus Premier shares
with applicable redemption ††	10/11/02	–1.54%	3.85%	—	3.63%
without redemption	10/11/02	1.39%	4.02%	—	3.63%
BofA Merrill Lynch 2-17 Year
Municipal Bond Index	9/30/02	3.20%	5.59%	5.15%	4.74%†††
S&P Municipal Bond Intermediate Index	9/30/02	3.49%	5.69%	5.20%	4.88%†††

† Source: Lipper Inc.
†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on
8/31/01 to a $10,000 investment made in the BofA Merrill Lynch 2-17Year Municipal Bond Index and the S&P Municipal Bond Intermediate Index on that
date.All dividends and capital gain distributions are reinvested.
Effective September 15, 2011, BNY Mellon National Intermediate Municipal Bond Fund changed its benchmark from the BofA Merrill Lynch 2-17Year Municipal
Bond Index to the S&P Municipal Bond Intermediate Index. In future annual reports, the fund’s performance will no longer be compared to the BofA Merrill Lynch
2-17Year Municipal Bond Index because the S&P Municipal Bond Intermediate Index is deemed to be more reflective of the fund’s current investment profile.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class M and Investor shares. Performance for Dreyfus Premier shares will vary from the performance of Class M and Investor shares shown above due to differences in charges and expenses.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.The S&P
Municipal Bond Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 3%.After six years Dreyfus Premier shares convert to Investor shares.
††† The Index date is based on the life of Dreyfus Premier shares. For comparative purposes, the value of the Index as of 9/30/02 is used as the beginning value on
10/11/02 (the inception date for Dreyfus Premier shares).

The Funds	5

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Timothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 1.31%, and Investor shares produced a total return of 0.98%.1 In comparison, the BofA Merrill Lynch 1-5Year Municipal Bond Index, the fund’s benchmark, produced a total return of 2.28% for the same period.2 Effective September 15, 2011, the fund changed its benchmark to the S&P Municipal Bond Short Index, which produced a 1.96% total return for the same period.3

After declining over the final months of 2010, municipal bonds rebounded in 2011 when a reduced supply of newly issued securities was met by robust investor demand.The fund lagged its benchmark, primarily due to its shorter, more conservative maturity positioning.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.4 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Held Up Relatively Well

New stimulative measures from the Federal Reserve Board, improved economic data and rising corporate earnings buoyed economic sentiment into the first quarter of 2011. However, confidence was shaken in February due to political unrest in the Middle East, and again in March when natural and nuclear disasters struck Japan. Nonetheless, most financial markets bounced back quickly from these unexpected shocks.

Economic sentiment began to deteriorate in earnest in late April when Greece appeared headed for default on its sovereign debt, U.S. economic data disappointed and the debate regarding government spending and borrowing intensified. Riskier assets suffered bouts of volatility as investors shifted their focus to traditionally defensive investments.Turbulence in the financial markets was particularly severe in August, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

6

Despite these developments, municipal bonds were buoyed in 2011 by strong investor demand for a limited supply of newly issued securities, offsetting the effects of pronounced market weakness at the end of 2010.The termination of the federally subsidized Build America Bonds program and political pressure to reduce spending led to less municipal borrowing over the first eight months of 2011.Yet, demand remained robust from investors seeking competitive levels of tax-exempt income. The market rebound was less robust among short-term municipal bonds than among their intermediate-term counterparts.

Fund Strategies Produced Mixed Results

The fund produced positive total returns during the reporting period, but relative results were undermined by a generally defensive interest-rate posture, including an emphasis on securities with one- to two-year maturities at a time when intermediate-term municipal bonds generally fared better. In addition, we favored higher-quality securities with strong liquidity characteristics, preventing the fund from participating as fully as the benchmark in relative strength among bonds with lower credit ratings. Indeed, the fund achieved better results from municipal bonds with A and BBB credit ratings, which are at the lower end of the investment-grade range, over the first eight months of 2011.

Positioned for a Slower-Growth Environment

We currently expect the U.S. economic recovery to persist, but at a more sluggish pace than historical norms, as concerns currently weighing on market sentiment may be slow to recede. Until economic uncertainty wanes, we intend to favor municipal bonds that seek to produce consistent levels of current income while helping to mute market turbulence. In our judgment, this positioning strikes the right balance between income and safety in a potentially volatile market environment.

September 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 1-5Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment-grade municipal bonds maturing in the 1- to (but not including) 5-year range.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond Short
Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 6 months and a maximum maturity of up to but not including 4 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index. In future annual reports, the fund’s performance will no longer be compared to the BofA Merrill Lynch 1-5Year Municipal Bond Index because the S&P
Municipal Bond Short Index is deemed to be more reflective of the fund’s current investment profile.
[4]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds	7

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	1.31%	3.08%	2.74%
Investor shares	0.98%	2.81%	2.47%
BofA Merrill Lynch 1-5 Year
Municipal Bond Index	2.28%	4.49%	3.80%
S&P Municipal Bond Short Index	1.96%	3.94%	3.35%

† Source: Lipper Inc.
†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on
8/31/01 to a $10,000 investment made in the BofA Merrill Lynch 1-5Year Municipal Bond Index and S&P Municipal Bond Short Index on that date.All dividends and capital gain distributions are reinvested.
Effective September 15, 2011, BNY Mellon National Short-Term Municipal Bond Fund changed its benchmark from the BofA Merrill Lynch 1-5Year Municipal
Bond Index to the S&P Municipal Bond Short Index. In future annual reports, the fund’s performance will no longer be compared to the BofA Merrill Lynch 1-5
Year Municipal Bond Index because the S&P Municipal Bond Short Index is deemed to be more reflective of the fund’s current investment profile.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The BofA Merrill Lynch 1-5Year Municipal
Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 1- to (but not including) 5-year range.The
S&P Municipal Bond Short Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 6 months and a maximum maturity of up to but not including 4 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Mary Collette O’Brien and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 2.21% and Investor shares returned 1.95%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, returned 3.20% for the same period.2 Effective September 15, 2011, the fund changed its benchmark to the S&P Municipal Bond Intermediate Index, which produced a 3.49% total return for the same period.3

After declining over the final months of 2010, municipal bonds rebounded in 2011 when a reduced supply of newly issued securities was met by robust investor demand.The fund lagged its benchmark, primarily due to its shorter, more conservative maturity positioning.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.4 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Held Up Relatively Well

New stimulative measures from the Federal Reserve Board, improved economic data and rising corporate earnings buoyed economic sentiment into the first quarter of 2011. However, confidence was shaken in February due to political unrest in the Middle East, and in March when natural and nuclear disasters struck Japan. Nonetheless, most financial markets bounced back quickly from these unexpected shocks.

Economic sentiment began to deteriorate in earnest in late April when Greece appeared headed for default, U.S. economic data disappointed and the debate regarding government spending and borrowing intensified. Riskier assets suffered bouts of volatility as investors became more risk-averse. General market turbulence was particularly severe in August, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

Despite these developments, municipal bonds were buoyed in 2011 by strong investor demand for a limited supply of newly issued securities, offsetting market

The Funds	9

DISCUSSION OF FUND PERFORMANCE (continued)

weakness at the end of 2010. The termination of the federally subsidized Build America Bonds program and political pressure to reduce spending led to less municipal borrowing over the first eight months of 2011, while investor demand remained robust.

Like many states, Pennsylvania reduced spending to bridge its budget deficit during the reporting period. Although tax revenues have remained below prereces-sion levels, receipts have trended up and credit concerns have eased.

Fund Strategies Produced Mixed Results

The fund produced positive total returns during the reporting period, but relative results were undermined by a “barbell” yield curve strategy that placed mild emphasis on three- and 15-year maturities when intermediate-term bonds generally fared better. Although this strategy bolstered relative performance early in the reporting period, it later proved counterproductive.

The fund achieved better results from municipal bonds with seven- to 10-year maturities. Bonds with A and BBB credit ratings ranked among the reporting period’s top performers.

Positioned for a Slower-Growth Environment

We currently expect the U.S. economic recovery to persist, but at a more sluggish pace than historical norms, as concerns currently weighing on market sentiment may be slow to recede. Until economic uncertainty wanes, we intend to favor municipal bonds that seek to produce consistent levels of current income while helping to mute market turbulence. In our judgment, this positioning strikes the right balance between income and safety in a potentially volatile market environment.

September 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.
[3]	SOURCE: LIPPER INC.— Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond Intermediate
Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index. In future annual reports, the fund’s performance will no longer be compared to the BofA Merrill Lynch 2-17Year Municipal Bond Index because the S&P
Municipal Bond Intermediate Index is deemed to be more reflective of the fund’s current investment profile.
[4]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

10

FUND PERFORMANCE

18,000
16,000
14,000
12,000
10,000
Dollars
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (Class M shares)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (Investor shares)
BofA Merrill Lynch 2-17 Year Municipal Bond Index††
S&P Municipal Bond Intermediate Index†
$16,598
$16,534
$14,697
$14,311
01
02
03
04
05
06
07
08
09
10
11
Years Ended 8/31

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	2.21%	4.22%	3.93%
Investor shares	1.95%	3.94%	3.65%
BofA Merrill Lynch 2-17 Year
Municipal Bond Index	3.20%	5.59%	5.15%
S&P Municipal Bond Intermediate Index	3.49%	5.69%	5.20%

† Source: Lipper Inc.
†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on
8/31/01 to a $10,000 investment made in the BofA Merrill Lynch 2-17Year Municipal Bond Index and the S&P Municipal Bond Intermediate Index on that
date.All dividends and capital gain distributions are reinvested.
Effective September 15, 2011, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund changed its benchmark from the BofA Merrill Lynch 2-17Year
Municipal Bond Index to the S&P Municipal Bond Intermediate Index. In future annual reports, the fund’s performance will no longer be compared to the BofA Merrill
Lynch 2-17Year Municipal Bond Index because the S&P Municipal Bond Intermediate Index is deemed to be more reflective of the fund’s current investment profile.
The fund invests primarily in Pennsylvania investment-grade municipal bonds.The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Indices are not limited to investments principally in Pennsylvania municipal obligations.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.The S&P
Municipal Bond Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced.These factors can contribute to the Index potentially outperforming the fund.
Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds	11

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 2.02%, Investor shares returned 1.77% and Dreyfus Premier shares returned 1.26%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, returned 3.20% for the same period.2 Effective September 15, 2011, the fund changed its benchmark to the S&P Municipal Bond Intermediate Index, which produced a 3.49% total return for the same period.3

After declining over the final months of 2010, municipal bonds rebounded in 2011 when a reduced supply of newly issued securities was met by robust investor demand.The fund lagged its benchmark, primarily due to its shorter, more conservative maturity positioning.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.4 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Held Up Relatively Well amid Uncertainty

New stimulative measures from the Federal Reserve Board, improved economic data and rising corporate earnings buoyed economic sentiment into the first quarter of 2011. However, confidence was shaken in February due to political unrest in the Middle East, and in March when natural and nuclear disasters struck Japan. Nonetheless, most financial markets bounced back quickly from these unexpected shocks.

Economic sentiment began to deteriorate in earnest in late April when Greece appeared headed for default, U.S. economic data disappointed and the debate regarding government spending and borrowing intensified. Riskier assets suffered bouts of volatility as investors

12

became more risk-averse. General market turbulence was particularly severe in August, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

Despite these developments, municipal bonds were buoyed in 2011 by strong investor demand for a limited supply of newly issued securities, offsetting market weakness at the end of 2010.The termination of the federally subsidized Build America Bonds program and political pressure to reduce spending led to less municipal borrowing over the first eight months of 2011, while investor demand remained robust.

Like many states, Massachusetts reduced spending and raised some taxes to bridge its budget deficit during the reporting period. Although tax revenues have remained below prerecession levels, receipts have trended up and credit concerns have eased.

Fund Strategies Produced Mixed Results

The fund produced positive total returns during the reporting period, but relative results were undermined by a “barbell” yield curve strategy that emphasized three- and 15-year maturities when intermediate-term bonds generally fared better. In addition, to reduce the fund’s sensitivity to changing interest rates, we set the fund’s average duration in a relatively short position. Although this strategy bolstered relative performance early in the reporting period, it later proved counterproductive.

The fund achieved better results from municipal bonds with seven- to 10-year maturities. Bonds with A and BBB credit ratings ranked among the reporting period’s top performers.

Positioned for a Slower-Growth Environment

We currently expect the U.S. economic recovery to persist, but at a more sluggish pace than historical norms, as concerns currently weighing on market sentiment may be slow to recede. Until economic uncertainty wanes, we intend to favor municipal bonds that seek to produce consistent levels of current income while helping to mute market turbulence. In our judgment, this positioning strikes the right balance between income and safety in a volatile market environment.

September 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of Dreyfus Premier shares. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable.
[2]	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is comprised of bonds in the S&P Municipal Bond
Index with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the date on which the
Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index. In future annual reports, the fund’s performance will no longer be compared to the BofA Merrill Lynch 2-17Year Municipal Bond Index
because the S&P Municipal Bond Intermediate Index is deemed to be more reflective of the fund’s current investment profile.
[4]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds	13

Average Annual Total Returns as of 8/31/11

	1 Year	5 Years	10 Years
Class M shares	2.02%	4.67%	4.26%
Investor shares	1.77%	4.40%	4.00%
Dreyfus Premier shares
with applicable redemption ††	–1.68%	3.71%	3.70%
without redemption	1.26%	3.89%	3.70%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	3.20%	5.59%	5.15%
S&P Municipal Bond Intermediate Index	3.49%	5.69%	5.20%

† Source: Lipper Inc.
†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class M shares, Investor shares and Dreyfus Premier shares of BNY Mellon Massachusetts Intermediate
Municipal Bond Fund (the “BNY Mellon Massachusetts Fund”) on 8/31/01 to a $10,000 investment made in the BofA Merrill Lynch 2-17Year Municipal
Bond Index and the S&P Municipal Bond Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
Effective September 15, 2011, the BNY Mellon Massachusetts Intermediate Municipal Bond Fund changed its benchmark from the BofA Merrill Lynch 2-17Year
Municipal Bond Index to the S&P Municipal Bond Intermediate Index. In future annual reports, the fund’s performance will no longer be compared to the BofA Merrill
Lynch 2-17Year Municipal Bond Index because the S&P Municipal Bond Intermediate Index is deemed to be more reflective of the fund’s current investment profile.
As of the close of business on September 6, 2002, substantially all of the assets of another investment company managed by Dreyfus, Dreyfus Premier Limited Term
Massachusetts Municipal Fund (the “Premier Massachusetts Fund”), were transferred to the BNY Mellon Massachusetts Fund in a tax-free reorganization and the fund commenced operations.The performance shown in the line graph for Class M shares represents the performance of the Premier Massachusetts Fund’s Class R shares prior to the commencement of operations of the BNY Mellon Massachusetts Fund and the performance of the BNY Mellon Massachusetts Fund’s Class M shares thereafter.
The performance shown in the line graph for Investor shares represents the performance of the Premier Massachusetts Fund’s Class A shares prior to the commencement of operations of the BNY Mellon Massachusetts Fund, and the performance of the BNY Mellon Massachusetts Fund’s Investor shares thereafter.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The BofA Merrill Lynch 2-17Year Municipal
Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.The S&P Municipal Bond
Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced.These factors can contribute to the Index outperforming or underperforming the fund.
Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses and are not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report. Performance for Dreyfus Premier shares assumes the conversion of Dreyfus Premier shares to Investor shares at the end of the sixth year following the date of purchase.
†† The maximum contingent deferred sales charge for Dreyfus Premier shares is 3%.After six years Dreyfus Premier shares convert to Investor shares.

14

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 2.31%, and Investor shares returned 2.05%.1 In comparison, the BofA Merrill Lynch 2-17 Year Municipal Bond Index, the fund’s benchmark, returned 3.20% for the same period.2 Effective September 15, 2011, the fund changed its benchmark to the S&P Municipal Bond Intermediate Index, which produced a 3.49% total return for the same period.3

After declining over the final months of 2010, municipal bonds rebounded in 2011 when a reduced supply of newly issued securities was met by robust investor demand.The fund lagged its benchmark, primarily due to its shorter, more conservative maturity positioning.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, NewYork state and NewYork city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal, NewYork state and NewYork city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by U.S. territories and possessions.4 Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Held Up Relatively Well Amid Uncertainty

Investors’ outlooks had improved dramatically by the start of the reporting period when the Federal Reserve Board announced new measures designed to jump-start the U.S. economy. Subsequent improvements in economic data and corporate earnings further buoyed market sentiment into the first quarter of 2011. However, confidence was shaken in February due to political unrest in the Middle East, and in March when natural and nuclear disasters struck Japan. Nonetheless, most financial markets bounced back quickly from these unexpected shocks.

Economic sentiment began to deteriorate in earnest in late April when Greece appeared headed for default, U.S. economic data disappointed and the debate regarding government spending and borrowing intensified. Riskier assets suffered bouts of volatility as investors became more risk-averse. General market turbulence was particularly severe in August, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

Despite these developments, municipal bonds were buoyed in 2011 by strong investor demand for a limited supply of newly issued securities, offsetting market weakness at the end of 2010. The termination of the federally subsidized Build America Bonds program and

The Funds	15

DISCUSSION OF FUND PERFORMANCE (continued)

political pressure to reduce spending led to less municipal borrowing over the first eight months of 2011, while investor demand remained robust.

Like many states, New York reduced spending and raised some taxes to bridge its budget deficit during the reporting period. Although tax revenues have remained below prerecession levels, receipts have trended up and credit concerns have eased.

Fund Strategies Produced Mixed Results

The fund produced positive total returns during the reporting period, but relative results were undermined by a “barbell” yield curve strategy that de-emphasized maturities in the five- to 10-year range when bonds toward the longer end of the intermediate-term spectrum generally fared better. Although this strategy bolstered relative performance early in the reporting period, it later proved counterproductive.

The fund achieved better results from municipal bonds with seven- to 10-year maturities. Bonds with A and BBB credit ratings, including securities backed by revenues from health care facilities, ranked among the fund’s top performers over the reporting period.

Positioned for a Slower-Growth Environment

We currently expect the U.S. economic recovery to persist, but at a more sluggish pace than historical norms, as concerns currently weighing on market sentiment may be slow to recede. Until economic uncertainty wanes, we intend to favor municipal bonds that seek to produce consistent levels of current income while help-

ing to mute market turbulence. In our judgment, this positioning strikes the right balance between income and safety in a potentially volatile market environment.

September 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through December 31, 2012, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 2-17Year
Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is comprised of bonds in the S&P Municipal Bond
Index with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the date on which the
Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index. In future annual reports, the fund’s performance will no longer be compared to the BofA Merrill Lynch 2-17Year Municipal Bond Index
because the S&P Municipal Bond Intermediate Index is deemed to be more reflective of the fund’s current investment profile.
[4]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

16

FUND PERFORMANCE

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (Class M shares)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund (Investor shares)
BofA Merrill Lynch 2-17 Year Municipal Bond Index ††
S&P Municipal Bond Intermediate Index †
18,000
16,000
14,000
12,000
10,000
Dollars
$16,598
$16,534
$15,155
$14,796
01
02
03
04
05
06
07
08
09
10
11
Years Ended 8/31

Average Annual Total Returns as of 8/31/11
	1 Year	5 Years	10 Years
Class M shares	2.31%	4.90%	4.25%
Investor shares	2.05%	4.64%	4.00%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	3.20%	5.59%	5.15%
S&P Municipal Bond Intermediate Index	3.49%	5.69%	5.20%

† Source: Lipper Inc.
†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund on
8/31/01 to a $10,000 investment made in the BofA Merrill Lynch 2-17Year Municipal Bond Index and the S&P Municipal Bond Intermediate Index on that
date.All dividends and capital gain distributions are reinvested.
Effective September 15, 2011, BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund changed its benchmark from the BofA Merrill Lynch 2-17Year Municipal
Bond Index to the S&P Municipal Bond Intermediate Index. In future annual reports, the fund’s performance will no longer be compared to the BofA Merrill Lynch
2-17Year Municipal Bond Index because the S&P Municipal Bond Intermediate Index is deemed to be more reflective of the fund’s current investment profile.
As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser,
BNY Hamilton NewYork Intermediate Tax-Exempt Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon NewYork
Intermediate Tax-Exempt Bond Fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund
and the performance of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund’s Class M shares thereafter.The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund and
the performance of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Indices are not limited to investments principally in NewYork municipal obligations.The BofA Merrill Lynch 2-17Year Municipal Bond Index is a broad-based, unmanaged, market-weighted index of investment grade municipal bonds maturing in the 2-17 year range.The S&P Municipal Bond Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

T h e	F u n d s	17

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 1.54%, and Investor shares returned 1.21%.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.66% for the same period.2

After losing value as a result of weak market conditions over the final months of 2010, municipal bonds generally rebounded in 2011 when a reduced supply of newly issued securities was met by robust investor demand.The fund lagged its benchmark, primarily due to shortfalls in a strategy designed to capture relative-value opportunities between municipal bonds and U.S.Treasury securities.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We will seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Municipal Bonds Held Up Relatively Well

Investors’ outlooks had improved dramatically by the start of the reporting period when the Federal Reserve Board announced new measures designed to jump-start the U.S. economy. Subsequent improvements in economic data and corporate earnings further buoyed market sentiment into the first quarter of 2011. However, investor confidence was shaken in February due to political unrest in the Middle East, and again in March when natural and nuclear disasters in Japan threatened the global industrial supply chain. Nonetheless, most markets bounced back quickly from these unexpected shocks.

Economic sentiment began to deteriorate in earnest in late April when Greece appeared headed for default on its sovereign debt, U.S. economic data disappointed and the debate regarding U.S. government spending and borrowing intensified. Riskier assets suffered bouts of volatility as investors shifted their focus to traditionally defensive investments.Turbulence in the financial markets was particularly severe in August, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

Despite these developments, municipal bond prices were buoyed in 2011 by strong investor demand for a limited

18

supply of newly issued securities, offsetting the effects of market weakness at the end of 2010.The termination of the federally subsidized Build America Bonds program and political pressure to reduce spending led to less municipal borrowing over the first eight months of 2011.Yet, demand remained robust from investors seeking competitive levels of tax-exempt income.

Fund Strategies Produced Mixed Results

The fund produced mildly positive total returns during the reporting period, but relative results were undermined by shortfalls in one of the fund’s three main strategies. Our use of futures contracts to identify and exploit relative values between municipal bonds and U.S.Treasury securities proved ineffective due to heightened volatility in the taxable bond market.

The fund achieved better results from its core holdings of long-term municipal bonds, where revenue bonds issued to finance charter schools, transportation projects and health care facilities fared especially well. In addition, the fund received relatively strong results from general obligation bonds from California and Puerto Rico, which rebounded from depressed levels over the first eight months of 2011.The fund also benefited from its leveraging strategy, which employs tender option bonds to take advantage of changing yield differences along the market’s maturity spectrum.

Positioned for a Slower-Growth Environment

We currently expect the U.S. economic recovery to persist, but at a more sluggish pace than historical norms, as concerns currently weighing on market sentiment may be slow to recede.We remain committed to the fund’s investment approach, and we believe our relative-value strategy has the potential to become more effective as the relationship between municipal bonds and U.S. Treasury securities normalizes. In addition, until U.S. economic uncertainty wanes, we intend to favor market sectors and individual securities that seek to produce consistent levels of current income while helping to mute market turbulence. In our judgment, this positioning strikes the right balance between income and safety in a potentially volatile market environment.

September 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal
Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market.
Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds	19

Average Annual Total Returns as of 8/31/11
	Inception		From
	Date	1 Year	Inception
Class M shares	10/15/08	1.54%	13.61%
Investor shares	10/15/08	1.21%	13.33%
Barclays Capital Municipal Bond Index	9/30/08	2.66%	7.93%††

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Municipal Opportunities Fund on 10/15/08
(inception date) to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for all share classes.The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† For comparative purposes, the value of the Index as of 9/30/08 is used as the beginning value on 10/15/08.

20

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon municipal bond fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.59	$ 3.88	$ 6.46
Ending value (after expenses)	$1,053.50	$1,052.20	$1,050.40
Annualized expense ratio (%)	.50	.75	1.25
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.59	$ 3.91	—
Ending value (after expenses)	$1,017.00	$1,015.80	—
Annualized expense ratio (%)	.51	.77
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 3.42	$ 4.70	—
Ending value (after expenses)	$1,053.20	$1,051.10	—
Annualized expense ratio (%)	.66	.91
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.69	$ 3.97	$ 6.55
Ending value (after expenses)	$1,049.00	$1,047.70	$1,045.00
Annualized expense ratio (%)	.52	.77	1.27
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$ 3.05	$ 4.34	—
Ending value (after expenses)	$1,053.40	$1,052.00	—
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$ 3.83	$ 5.17	—
Ending value (after expenses)	$1,052.50	$1,050.20	—
Annualized expense ratio (%)	.74	1.00

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

The Funds	21

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.55	$ 3.82	$ 6.36
Ending value (after expenses)	$1,022.68	$1,021.42	$1,018.90
Annualized expense ratio (%)	.50	.75	1.25
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.60	$ 3.92	—
Ending value (after expenses)	$1,022.63	$1,021.32	—
Annualized expense ratio (%)	.51	.77
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 3.36	$1,020.62	—
Ending value (after expenses)	$1,021.88	$ 4.63	—
Annualized expense ratio (%)	.66	.91
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.65	$ 3.92	$ 6.46
Ending value (after expenses)	$1,022.58	$1,021.32	$1,018.80
Annualized expense ratio (%)	.52	.77	1.27
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$ 3.01	$ 4.28	—
Ending value (after expenses)	$1,022.23	$1,020.97	—
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$ 3.77	$ 5.09	—
Ending value (after expenses)	$1,021.48	$1,020.16	—
Annualized expense ratio (%)	.74	1.00

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

22

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.0%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.8%
Birmingham Special Care Facilities Financing Authority-Baptist
Medical Centers, Revenue (Baptist Health System, Inc.)	5.00	11/15/15	5,000,000	5,238,800
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	1,180,000	1,158,146
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000	4,661,275
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,325,000	12,550,817
Montgomery BMC Special Care Facilities Financing
Authority, Revenue (Baptist Health) (Insured;
National Public Finance Guarantee Corp.)	5.00	11/15/13	1,365,000	1,490,539
Montgomery BMC Special Care Facilities Financing
Authority, Revenue (Baptist Health) (Insured;
National Public Finance Guarantee Corp.)	5.00	11/15/14	2,500,000	2,828,225
Alaska—.2%
Valdez, Marine Terminal Revenue (BP Pipelines Inc. Project)	5.00	1/1/21	2,500,000	2,811,100
Arizona—3.3%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/25	2,500,000	2,871,075
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/26	1,000,000	1,143,210
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/28	1,100,000	1,246,850
Arizona Transportation Board, Highway Revenue	5.00	7/1/25	15,000,000	16,531,500
Arizona Transportation Board, Highway Revenue	5.00	7/1/26	5,000,000	5,482,350
Phoenix, GO	6.25	7/1/16	1,250,000	1,550,525
Phoenix Civic Improvement Corporation, Transit Excise
Tax Revenue (Light Rail Project) (Insured; AMBAC)	5.00	7/1/16	6,000,000	6,631,380
Scottsdale Industrial Development Authority,
HR (Scottsdale Healthcare) (Prerefunded)	5.70	12/1/11	1,000,000 [a]	1,023,560
Scottsdale Unified School District Number 48 of
Maricopa County, School Improvement Bonds	6.60	7/1/12	1,250,000	1,313,612
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000	2,432,060
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	10,000,000	11,180,800
California—13.2%
Agua Caliente Band, Cahuilla Indians Revenue	5.60	7/1/13	820,000 [b]	804,732
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	5,000,000 [c]	4,536,500
California, Economic Recovery Bonds	5.00	7/1/15	2,950,000	3,293,291
California, Economic Recovery Bonds (Prerefunded)	5.00	7/1/14	2,050,000 [a]	2,326,299
California, GO	5.00	11/1/12	345,000	347,625
California, GO	5.50	6/1/20	270,000	270,926
California, GO	5.25	11/1/26	10,500,000	10,988,145
California, GO (Various Purpose)	6.00	3/1/33	8,000,000	9,041,840
California, GO (Various Purpose)	6.50	4/1/33	3,000,000	3,466,140

The Funds 23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California, GO (Various Purpose) (Prerefunded)	5.00	2/1/14	1,825,000 [a]	2,029,509
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Golden Gate Tobacco Funding Corporation)	4.50	6/1/21	2,350,000	1,986,996
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	5.25	6/1/21	1,145,000	1,044,251
California Department of Water Resources, Power Supply Revenue	5.00	5/1/22	5,000,000	5,829,350
California Department of Water Resources, Power Supply
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	11,985,000	13,712,638
California Department of Water Resources,
Water System Revenue (Central Valley Project)	5.00	12/1/19	8,925,000 [d]	10,978,464
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/24	8,500,000	9,931,740
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/28	4,000,000	4,531,760
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	3,440,000	3,804,881
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000 [a]	79,189
California Infrastructure and Economic Development
Bank, Clean Water State Revolving Fund Revenue	5.00	10/1/17	2,500,000	2,618,875
California Infrastructure and Economic Development
Bank, Revenue (California Independent System
Operator Corporation Project)	6.00	2/1/30	8,000,000	8,554,720
California Infrastructure and Economic Development
Bank, Revenue (The J. David Gladstone Institutes Project)	5.50	10/1/22	3,990,000	4,035,007
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—Blocks
171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000	5,195,850
California State Public Works Board, LR (Department of
Mental Health-Coalinga State Hospital)	5.00	6/1/24	1,500,000	1,517,850
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.25	8/1/24	5,000,000	5,864,150
California Statewide Communities Development Authority,
Revenue (Saint Joseph Health System) (Insured;
Assured Guaranty Municipal Corp.)	4.50	7/1/18	3,545,000	3,765,499
California Statewide Communities Development Authority,
Revenue (The California Endowment)	5.25	7/1/15	1,740,000	1,881,288
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/18	590,000	590,189
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	4,955,000	3,859,152
Hesperia Public Financing Authority, Revenue
(Redevelopment and Housing Projects) (Insured; XLCA)	5.00	9/1/37	2,940,000	1,946,074

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Los Angeles Department of Airports, Senior Revenue
(Los Angeles International Airport)	5.25	5/15/26	15,520,000	17,204,230
Los Angeles Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,395,000	2,598,743
Los Angeles Unified School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.75	7/1/16	2,000,000	2,417,140
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/33	4,000,000 [e]	990,800
Novato Unified School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	8/1/26	6,285,000	6,363,374
Oakland Joint Powers Financing Authority, LR
(Oakland Convention Centers) (Insured; AMBAC)	5.50	10/1/13	1,500,000	1,568,340
Oceanside Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/36	11,100,000 [e]	2,260,404
Port of Oakland, Revenue	5.00	5/1/18	1,835,000	2,036,923
Port of Oakland, Revenue	5.00	5/1/19	2,250,000	2,478,938
Port of Oakland, Revenue	5.00	5/1/20	3,000,000	3,262,170
Port of Oakland, Revenue	5.00	5/1/21	2,785,000	3,007,243
Port of Oakland, Revenue	5.00	5/1/23	1,875,000	1,958,194
Sacramento County, Airport System Subordinate and
Passenger Facility Charges Grant Revenue	6.00	7/1/35	3,000,000	3,196,620
Sacramento County Water Financing Authority,
Revenue (Sacramento County Water Agency
Zones 40 and 41 Water System Project)
(Insured; National Public Finance Guarantee Corp.)	0.72	6/1/34	8,000,000 [f]	5,214,160
Sacramento Municipal Utility District, Electric Revenue	5.30	7/1/12	200,000	206,836
Sacramento Municipal Utility District, Electric Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/13	3,530,000	3,807,564
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/25	5,000,000	5,475,000
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/26	5,000,000	5,428,650
San Francisco City and County Public Utilities
Commission, San Francisco Water Revenue	5.00	11/1/26	5,000,000	5,478,300
Southern California Public Power Authority,
Power Project Revenue (San Juan Unit 3)
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/13	3,010,000	3,202,008
Southern California Public Power Authority,
Power Project Revenue (San Juan Unit 3)
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/14	2,000,000	2,210,700
Westside Unified School District,
GO (Insured; AMBAC)	6.00	8/1/14	385,000	427,177
Colorado—4.9%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000	2,300,380

The Funds	25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado (continued)
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000	1,753,936
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project)	5.00	1/15/20	1,250,000	1,294,925
Colorado Housing and Finance Authority, SFMR	4.90	11/1/11	1,210,000	1,217,393
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds	6.75	4/1/15	40,000	40,705
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds	6.05	10/1/16	50,000	52,567
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds	6.70	10/1/16	20,000	20,887
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds (Collateralized; FHA)	6.75	10/1/21	115,000	118,131
Colorado Housing and Finance Authority, Single Family
Program Senior and Subordinate Bonds (Collateralized; FHA)	7.15	10/1/30	30,000	30,605
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000	4,952,397
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	0/5.00	9/1/16	3,565,000 [c]	3,807,990
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	9/1/16	5,000,000	5,292,300
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	0/5.00	9/1/17	3,500,000 [c]	3,716,090
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.45	6/15/16	7,690,000 [a]	9,225,078
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.70	6/15/21	7,345,000 [a]	8,896,558
Northwest Parkway Public Highway Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.55	6/15/16	10,960,000 [a]	13,173,372
Public Authority for Colorado Energy,
Natural Gas Purchase Revenue	5.75	11/15/18	2,965,000	3,119,921
Public Authority for Colorado Energy,
Natural Gas Purchase Revenue	6.13	11/15/23	4,645,000	4,782,213
Regional Transportation District, COP	5.00	6/1/19	1,750,000	1,996,068
Regional Transportation District, COP	5.00	6/1/20	2,700,000	3,069,117
Regional Transportation District, COP	5.50	6/1/22	2,200,000	2,508,924
University of Colorado Regents, Participation Interest
(Sempra Energy Colorado, Inc., Lease, Development
and Operating Agreement) (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	6.00	6/1/12	5,000,000 [a]	5,208,200
Connecticut—.4%
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000	1,845,165

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
Connecticut Health and Educational Facilities Authority,
Revenue (Connecticut State University System Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/14	1,260,000	1,428,147
Connecticut Health and Educational Facilities Authority,
Revenue (Stamford Hospital Issue)	5.00	7/1/30	3,150,000	3,258,927
District of Columbia—.3%
District of Columbia, GO (Insured; Assured
Guaranty Municipal Corp.)	3.84	6/1/16	5,000,000 [f]	5,032,900
Florida—5.4%
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000	4,774,086
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000	2,793,075
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.00	7/1/15	10,000,000	11,203,600
Florida Municipal Loan Council, Revenue
(Insured; National Public Finance Guarantee Corp.)	5.75	11/1/15	295,000	296,932
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000	3,834,351
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000	3,949,816
Hillsborough County Educational Facilities Authority,
Revenue (University of Tampa Project) (Insured; Radian)	5.75	4/1/18	2,045,000	2,057,720
Lee County, Airport Revenue	5.50	10/1/23	2,500,000	2,685,275
Lee County, Airport Revenue	5.50	10/1/24	5,000,000	5,292,600
Miami-Dade County, Subordinate Special Obligation
Bonds (Insured; National Public Finance Guarantee Corp.)	0/5.00	10/1/22	2,000,000 [c]	1,839,920
Orlando Utilities Commission, Utility System Revenue	4.61	10/1/16	13,400,000 [f]	13,282,080
Orlando-Orange County Expressway Authority,
Revenue (Insured; AMBAC)	5.00	7/1/13	4,710,000	5,075,543
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/24	1,790,000	1,842,680
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/25	6,170,000	6,327,335
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/28	2,105,000	2,138,491
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/29	1,085,000	1,095,166
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000 [a]	298,620
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000 [a]	261,293

The Funds	27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	725,000 [a]	902,081
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000 [a]	304,841
Tallahassee, Capital Bonds Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/19	5,725,000	6,167,371
Tallahassee, Capital Bonds Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/20	3,000,000	3,209,640
Tampa Bay Water, A Regional Water Supply
Authority, Utility System Revenue	5.00	10/1/20	5,000,000	5,975,000
Georgia—3.5%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000	6,961,440
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	5.75	1/1/29	5,000,000	4,112,200
Crisp County Development Authority, EIR
(International Paper Company Project)	5.55	2/1/15	1,000,000	1,074,650
Fulton County, Water and Sewerage Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/35	4,400,000	4,506,216
Fulton County Development Authority, Revenue (Spelman College)	5.00	6/1/24	2,010,000	2,102,761
Georgia, GO	5.00	7/1/22	17,335,000	21,201,918
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000 [g]	1,006,670
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	5,000,000	5,902,850
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/18	2,000,000	2,280,220
Putnam County Development Authority,
PCR (Georgia Power Company)	5.10	6/1/23	6,120,000	6,261,678
Hawaii—.3%
Hawaii Department of Budget and Finance,
Special Purpose Revenue (Hawaiian Electric
Company, Inc. and Subsidiary Projects)	6.50	7/1/39	5,000,000	5,320,800
Idaho—.8%
University of Idaho Regents, General Revenue	5.25	4/1/21	10,515,000	12,148,295
Illinois—5.1%
Chicago, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/14	5,000,000	5,391,300
Chicago, GO (Modern Schools Across
Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000	1,253,212
Chicago Metropolitan Water Reclamation
District, GO Capital Improvement	7.25	12/1/12	8,500,000	9,236,185
Cook County, GO Capital Improvement (Insured; AMBAC)	5.00	11/15/25	5,000,000	5,055,350
DuPage, Cook and Will Counties Community College
District Number 502, GO (Prerefunded)	5.25	6/1/13	5,980,000 [a]	6,498,645

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Illinois, GO	5.00	9/1/19	7,500,000	8,124,600
Illinois, GO (Fund for Infrastructure, Roads, School and Transit)	5.25	10/1/15	3,000,000	3,147,390
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000	5,593,400
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/23	5,000,000	5,338,300
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000	2,739,400
Illinois Toll Highway Authority, Toll Highway Senior Priority
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	15,000,000	15,967,800
Metropolitan Pier and Exposition Authority,
Revenue (McCormick Place Expansion Project)	5.00	6/15/50	1,000,000	952,330
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	3,500,000	3,889,480
Regional Transportation Authority, GO (Insured;
National Public Finance Guarantee Corp.)	7.75	6/1/12	1,890,000	1,993,383
Will County School District Number 161, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	1/1/23	4,355,000	4,615,647
Indiana—.4%
Indiana Finance Authority, Acquisition Revenue
(National Collegiate Athletic Association Project)	5.00	5/1/15	1,000,000	1,159,130
Indiana Health Facility Financing Authority, HR
(The Methodist Hospitals, Inc.)	5.25	9/15/11	750,000	750,532
Indiana Municipal Power Agency, Power Supply
System Revenue (Insured; AMBAC)	5.13	1/1/20	4,045,000	4,092,488
Kansas—.3%
Wyandotte County/Kansas City Unified Government,
Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	4,700,000	5,357,013
Kentucky—.6%
Kentucky Housing Corporation, Housing Revenue	4.80	7/1/20	2,585,000	2,629,023
Kentucky Property and Buildings Commission,
Revenue (Project Number 100)	5.00	8/1/21	1,785,000	2,074,420
Louisville and Jefferson County Metropolitan Sewer
District, Sewer and Drainage System Revenue (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.50	11/15/11	4,000,000 [a]	4,071,080
Louisiana—2.8%
Jefferson Sales Tax District, Special Sales Tax
Revenue (Insured; AMBAC)	5.25	12/1/21	4,375,000	4,909,187
Louisiana, Gasoline and Fuels Tax Second Lien Revenue	0.95	6/1/13	5,000,000 [f]	5,008,150
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.25	6/1/13	4,000,000	4,231,240
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.00	6/1/21	5,500,000	5,593,445
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	14,500,000	16,131,975

The Funds	29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Louisiana (continued)
Louisiana Local Government Environmental Facilities and Community
Development Authority, Revenue (Louisiana Community and
Technical College System Facilities Corporation Project)	5.00	10/1/22	5,000,000	5,611,400
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000	2,148,260
Maine—.2%
Maine Housing Authority, Mortgage Purchase Bonds	4.75	11/15/21	2,450,000	2,498,951
Maine Housing Authority, Mortgage Purchase Bonds	5.30	11/15/23	715,000	716,594
Maryland—1.7%
Howard County, Consolidated Public Improvement GO	5.00	8/15/17	5,030,000	6,123,472
Montgomery County, Consolidated Public Improvement GO	5.00	7/1/24	16,000,000	18,502,560
University System of Maryland, Auxiliary Facility
and Tuition Revenue (Prerefunded)	5.00	4/1/13	2,405,000 [a]	2,585,207
Massachusetts—2.7%
Boston Water and Sewer Commission, General Revenue	5.00	11/1/26	2,155,000	2,447,498
Massachusetts, Consolidated Loan
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000	4,146,820
Massachusetts Development Finance Agency,
Revenue (Combined Jewish Philanthropies of
Greater Boston, Inc. Project)	4.75	2/1/15	2,525,000	2,672,056
Massachusetts Development Finance Agency,
Revenue (Olin College Issue) (Insured; XLCA)	5.25	7/1/33	8,050,000	8,091,941
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.25	7/1/29	3,500,000	3,502,065
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	2,000,000	2,457,780
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/29	5,000,000	5,699,850
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,687,215
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	344,691
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 4
Issue) (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/12	2,000,000	2,049,800
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	6,000,000	6,940,140
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/30	1,500,000	1,565,220
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	275,000	309,697
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000	381,281
Michigan—1.0%
Detroit, Water Supply System Second Lien
Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000	7,765,450

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.25	10/1/18	2,000,000	2,007,740
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.00	10/1/21	5,000,000	5,017,600
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000	1,191,990
Minnesota—1.4%
Minneapolis, Health Care System Revenue (Fairview Health Services)	6.63	11/15/28	12,000,000	13,311,960
Minnesota Higher Education Facilities Authority,
Revenue (Macalester College)	5.00	3/1/14	1,410,000	1,564,790
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000	7,223,958
Mississippi—.2%
Mississippi Home Corporation, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	1,865,000	1,912,054
Mississippi State University Educational Building Corporation,
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/16	400,000	478,024
Missouri—.3%
Curators of the University of Missouri, System Facilities Revenue	5.00	11/1/12	2,000,000	2,109,920
Missouri Environmental Improvement and Energy
Resource Authority, Water PCR (State Revolving
Fund Program—Master Trust)	5.50	7/1/14	1,250,000	1,395,850
Missouri Housing Development Commission,
SFMR (Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	5.05	9/1/24	565,000	568,141
Nebraska—.1%
Nebraska Investment Finance Authority, SFHR
(Collateralized: FHLMC, FNMA and GNMA)	4.70	9/1/21	735,000	746,532
Omaha City, GO (City of Omaha Convention Center/Arena Project)	6.50	12/1/16	1,000,000	1,284,140
Nevada—1.9%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax)	5.00	7/1/28	15,000,000	15,818,700
Clark County School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	6/15/20	12,930,000	14,517,287
New Hampshire—.1%
Nashua, Capital Improvement Bonds (Prerefunded)	5.50	7/15/12	560,000 [a]	585,894
New Hampshire Business Finance Authority, PCR
(Central Maine Power Company)	5.38	5/1/14	1,000,000	1,077,180
New Jersey—6.3%
Essex County Improvement Authority, Project Consolidation
Revenue (County Guaranteed) (Refunding Project)
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/24	12,725,000	15,112,337
Essex County Improvement Authority, Project Consolidation
Revenue (County Guaranteed) (Refunding Project)
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/25	5,630,000	6,656,011

The Funds	31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.13	11/1/16	1,000,000	1,200,940
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.80	11/1/17	2,500,000	2,974,500
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.80	11/1/18	5,000,000	5,910,900
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/19	5,000,000	5,897,550
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.80	11/1/23	5,000,000	5,791,600
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.38	6/15/15	4,400,000	4,704,656
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.50	6/15/24	3,000,000	2,924,520
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	2,000,000	2,223,120
New Jersey Economic Development Authority,
School Facilities Construction Revenue	2.03	2/1/18	10,000,000 [f]	10,214,800
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/18	1,000,000	1,091,140
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	3,750,000	4,351,050
New Jersey Transportation Trust,
Fund Authority (Transportation System)	0.00	12/15/29	10,000,000 [e]	3,489,700
New Jersey Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/19	18,500,000	19,714,895
Tobacco Settlement Financing Corporation of New Jersey,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	8,775,000	7,770,877
New Mexico—.5%
New Mexico Finance Authority, Revenue
(Public Project Revolving Fund) (Insured; AMBAC)	5.25	6/1/17	1,000,000	1,121,080
New Mexico Finance Authority,
State Transportation Senior Lien Revenue	5.00	6/15/18	5,000,000	6,084,350
New York—7.4%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	1,000,000	1,049,180
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/12	950,000	993,662
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/13	950,000	1,047,052
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/14	950,000	1,097,962
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/15	950,000	1,148,208

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
Long Island Power Authority, Electric System General Revenue	5.25	12/1/12	4,000,000	4,236,800
Metropolitan Transportation Authority, Dedicated Tax
Fund Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	2,880,000	3,075,898
Metropolitan Transportation Authority,
State Service Contract Revenue	5.50	7/1/16	5,000,000	5,738,650
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000	1,825,530
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000	14,086,680
New York City, GO	5.13	12/1/24	10,000,000	11,004,200
New York City, GO	5.13	12/1/25	10,000,000	10,932,800
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	3,000,000 [h]	3,024,630
New York City Transitional Finance Authority,
Future Tax Secured Revenue (Prerefunded)	5.38	11/15/12	1,050,000 [a]	1,114,796
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	2/1/23	13,000,000	15,074,930
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,000,000	1,100,130
New York Local Government Assistance Corporation, Revenue	6.00	4/1/12	705,000	722,949
New York State Dormitory Authority, Revenue
(Consolidated City University System)
(Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	200,000	234,594
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.00	10/1/18	1,500,000	1,501,185
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/15	5,000,000	5,736,500
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000	5,850,900
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000	5,663,550
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	3,000,000	3,250,380
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/24	4,500,000	4,918,230
Port Authority of New York and New Jersey
(Consolidated Bonds, 139th Series) (Insured;
National Public Finance Guarantee Corp. )	5.00	10/1/16	5,440,000	6,064,240
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds
(State Contingency Contract Secured)	5.50	6/1/19	5,000,000	5,352,150
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency Contract
Secured) (Insured; National Public Finance Guarantee Corp.)	5.50	6/1/18	2,000,000	2,062,640

The Funds	33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina—3.7%
Charlotte, GO	5.00	4/1/13	1,000,000	1,075,510
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.38	1/1/16	1,500,000	1,570,290
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/17	8,050,000	9,500,127
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.25	1/1/20	5,000,000	5,678,250
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/26	18,000,000	19,298,880
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Insured; National
Public Finance Guarantee Corp.)	6.00	1/1/25	4,075,000	4,948,395
North Carolina Municipal Power Agency
Number 1, Catawba Electric Revenue	5.50	1/1/13	2,770,000	2,883,792
North Carolina Municipal Power Agency
Number 1, Catawba Electric Revenue	5.00	1/1/24	5,500,000	6,012,545
Wake County, LOR	5.00	1/1/24	5,955,000	6,944,185
Ohio—1.3%
Akron, Sanitary Sewer System Special Revenue (Insured; AMBAC)	6.00	12/1/14	500,000	502,215
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000	3,679,743
Cuyahoga County, Revenue (Cleveland
Clinic Health System Obligated Group)	6.00	1/1/15	2,265,000	2,446,857
Cuyahoga County, Revenue (Cleveland
Clinic Health System Obligated Group)	6.00	1/1/17	3,900,000	4,207,242
Cuyahoga County, Revenue (Cleveland
Clinic Health System Obligated Group)	5.75	1/1/24	4,000,000	4,252,520
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000	3,520,032
Ohio Housing Finance Agency, MFHR (Uptown Towers
Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	780,000	824,881
Toledo-Lucas County Port Authority,
Port Facilities Revenue (Cargill, Inc. Project)	4.50	12/1/15	900,000	973,629
Pennsylvania—1.1%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000	1,851,530
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/18	5,000,000	5,686,900
Philadelphia School District, GO	5.00	9/1/13	5,000,000	5,367,650
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000	2,359,309
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/11	1,000,000	1,001,890
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/12	1,400,000	1,469,356
Rhode Island—.1%
Rhode Island Health and Educational Building Corporation,
Higher Educational Facility Revenue (Providence
College Issue) (Insured; XLCA)	4.50	11/1/17	795,000	833,947

34

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Rhode Island (continued)
Rhode Island Health and Educational Building Corporation,
Higher Educational Facility Revenue (Providence
College Issue) (Insured; XLCA)	5.00	11/1/22	250,000	258,408
South Carolina—.5%
Greenville County School District, Installment
Purchase Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,672,360
Greenville County School District, Installment
Purchase Revenue (Building Equity Sooner for Tomorrow)	5.00	12/1/24	350,000	362,936
Newberry Investing in Children’s Education, Installment
Purchase Revenue (School District of Newberry
County, South Carolina Project)	5.25	12/1/20	1,000,000	1,062,810
South Carolina Jobs and Economic Development
Authority, Hospital Facilities Revenue
(Georgetown Memorial Hospital) (Insured; Radian)	5.25	2/1/21	1,250,000	1,250,600
Spartanburg Sanitary Sewer District, Sewer System
Revenue (Insured; Assured Guaranty Municipal Corp.)	4.13	3/1/26	950,000	1,005,148
Spartanburg Sanitary Sewer District, Sewer System
Revenue (Insured; Assured Guaranty Municipal Corp.)	4.25	3/1/27	830,000	878,870
Texas—10.1%
Cities of Dallas and Fort Worth, Dallas/Fort Worth International
Airport, Joint Revenue Improvement Bonds (Insured;
National Public Finance Guarantee Corp.)	5.50	11/1/31	1,000,000	1,000,420
Dallas, GO	5.00	2/15/27	2,500,000	2,721,750
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,114,630
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/23	12,500,000	14,174,250
Harris County, Toll Road Senior Lien Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	8/15/25	4,000,000	4,338,240
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000	16,185,057
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System)	7.00	12/1/27	5,000,000	5,633,750
Houston, Combined Utility System First Lien Revenue	5.00	11/15/24	5,355,000	6,169,710
Houston, Public Improvement GO	5.00	3/1/18	5,000,000	5,978,700
Houston, Public Improvement GO (Insured; AMBAC)	5.00	3/1/18	5,190,000	5,829,045
Katy Independent School District, Unlimited Tax Refunding
Bonds (Permanent School Fund Guarantee Program)	0.00	2/15/16	1,505,000 [e]	1,414,866
Klein Independent School District, Unlimited Tax
Schoolhouse Bonds (Permanent School
Fund Guarantee Program) (Prerefunded)	5.00	8/1/12	1,575,000 [a]	1,644,316
Lower Colorado River Authority, Junior Lien
Revenue (Seventh Supplemental Series)
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/15	1,135,000	1,301,391
Lower Colorado River Authority, Revenue	5.00	5/15/16	14,000,000	16,370,620

The Funds	35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Royse City Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	0.00	8/15/14	3,260,000 [e]	3,182,086
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/17	5,000,000	5,971,200
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/25	10,000,000	11,129,400
Socorro Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.38	8/15/19	90,000	90,078
Texas Department of Housing and Community Affairs,
SFMR (Collateralized: FNMA and GNMA and Insured;
National Public Finance Guarantee Corp.)	5.45	9/1/23	960,000	965,050
Texas Public Finance Authority, GO	5.00	10/1/23	9,385,000	11,280,958
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	7/1/17	7,500,000	8,689,500
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	1/1/20	10,000,000	10,711,400
Texas Tech University System Board of Regents, Finance
System and Improvement Revenue (Insured; AMBAC)	5.00	2/15/12	2,000,000	2,044,100
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/20	15,000,000	17,495,250
Texas Water Development Board, State Revolving
Fund Subordinate Lien Revenue	5.00	7/15/24	4,500,000	4,981,860
Utah—1.6%
Utah, GO	5.00	7/1/20	20,000,000	24,790,000
Vermont—.2%
Burlington, Electric Revenue (Insured; National
Public Finance Guarantee Corp.)	6.25	7/1/12	2,500,000	2,613,325
Virginia—2.6%
Chesterfield County Industrial Development Authority,
PCR (Virginia Electric and Power Company Project)	5.88	6/1/17	2,500,000	2,557,350
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/19	7,000,000	8,524,180
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/20	5,000,000	6,111,050
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/21	5,235,000	6,409,106
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/23	11,285,000	13,244,640
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/16	4,070,000	4,863,813
Washington—2.0%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/20	10,955,000 [d]	12,582,584
Energy Northwest, Electric Revenue (Project Number 1)
(Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/13	1,000,000	1,043,540
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.25	6/1/29	5,625,000	5,990,850

36

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington (continued)
Tumwater Office Properties, LR
(Washington State Office Building)	5.00	7/1/28	7,500,000	7,659,300
Washington, Motor Vehicle Fuel Tax GO	5.00	8/1/23	3,570,000	4,220,097
West Virginia—.5%
Monongalia County Building Commission, HR
(Monongalia General Hospital)	5.25	7/1/20	3,395,000	3,559,012
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	1,000,000	1,060,870
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	2,600,000	2,758,262
Wisconsin—1.3%
Wisconsin, GO	5.00	5/1/20	5,800,000	6,823,352
Wisconsin, Transportation Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	11,825,000	13,379,869
U.S. Related—4.9%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/12	2,000,000	2,047,860
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	6.25	7/1/13	1,380,000	1,491,656
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000	5,562,800
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	5,000,000	5,313,600
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/15	2,000,000	2,219,580
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000	4,265,523
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	10,000,000	10,445,000
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	4,000,000	4,279,800
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Public Housing Administration Projects)	5.00	12/1/11	580,000	586,827
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Public Housing Administration Projects)	5.00	12/1/11	420,000	424,574
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	2,500,000	2,594,100
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/14	1,000,000	1,084,700
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	995,000	1,088,401
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	5,000	5,939
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	5,000	6,108
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	1,995,000	2,195,118
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	1,940,000	2,164,613
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	5,000	6,297
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	11,000,000 [c]	9,475,730
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000 [c]	1,747,600

The Funds	37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	16,500,000	17,467,560
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.50	8/1/44	2,500,000	2,737,425
Total Long-Term Municipal Investments
(cost $1,450,143,013)				1,529,609,088

Short-Term Municipal Investments—3.0%
Colorado—.1%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Bank of America)	0.17	9/1/11	300,000 [i]	300,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Bank of America)	0.17	9/1/11	1,000,000 [i]	1,000,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; JPMorgan Chase Bank)	0.14	9/1/11	500,000 [i]	500,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Northern Trust Company)	0.14	9/1/11	100,000 [i]	100,000
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; TD Bank)	0.14	9/1/11	100,000 [i]	100,000
New Jersey—1.5%
New Jersey Turnpike Authority, Turnpike Revenue
(Insured; Assured Guaranty Municipal Corp. and
Liquidity Facility; Dexia Credit Locale)	2.40	9/7/11	25,000,000 [i]	25,000,000
New York—1.0%
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; Assured Guaranty Municipal Corp.
and Liquidity Facility; Dexia Credit Locale)	2.50	9/7/11	15,000,000 [i]	15,000,000
Ohio—.3%
Cleveland-Cuyahoga County Port Authority,
Educational Facility Revenue (Laurel School
Project) (LOC; JPMorgan Chase Bank)	0.15	9/1/11	1,850,000 [i]	1,850,000

38

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Ohio University, General Receipts Bonds
(Insured; Assured Guaranty Municipal Corp.)	3.25	9/7/11	3,065,000 [i]	3,065,000
Vermont—.1%
Vermont Educational and Health Buildings Financing Agency,
Revenue (Brattleboro Memorial Hospital Project) (LOC; TD Bank)	0.12	9/1/11	920,000 [i]	920,000
Total Short-Term Municipal Investments
(cost $47,835,000)				47,835,000
Total Investments (cost $1,497,978,013)			100.0%	1,577,444,088
Liabilities, Less Cash and Receivables			(.0%)	(541,853)
Net Assets			100.0%	1,576,902,235

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, this security was valued at $804,732 or 0.1% of net assets.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Purchased on a delayed delivery basis.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Variable rate security—interest rate subject to periodic change.
g Non-income producing—security in default.
[h] Subject to interest rate change on November 1, 2011.
i Variable rate demand note—rate shown is the interest rate in effect at August 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds	39

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	31.9
AA		Aa		AA	38.2
A		A		A	21.0
BBB		Baa		BBB	8.1
BB		Ba		BB	.1
F1		MIG1/P1		SP1/A1	.3
Not Rated[j]		Not Rated[j]		Not Rated[j]	.4
100.0

† Based on total investments.
j Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

40

STATEMENT OF FINANCIAL FUTURES
August 31, 2011

		Market Value		Unrealized
BNY Mellon National		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2011 ($)
Financial Futures Short
U.S. Treasury 10 Year Notes	340	(44,210,625)	September 2011	(2,520,781)

See notes to financial statements.

The Funds	41

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—95.5%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.4%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	1,370,000	1,359,780
Jefferson County, Sewer Revenue Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	2/1/13	3,000,000	2,912,400
Alaska—.5%
Alaska Industrial Development and Export
Authority, Revolving Fund Revenue	5.00	4/1/14	2,370,000	2,604,630
North Slope Borough, GO	5.00	6/30/12	1,000,000	1,039,900
Valdez, Marine Terminal Revenue (BP Pipelines Inc. Project)	5.00	1/1/14	2,000,000	2,173,840
Arizona—2.9%
Arizona Health Facilities Authority, Health Facility
Revenue (Catholic Healthcare West)	5.00	7/2/12	4,000,000	4,149,800
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)	5.50	9/1/13	3,300,000	3,566,343
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/12	1,275,000	1,326,969
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/13	10,950,000	11,726,136
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/14	2,165,000	2,429,282
Scottsdale, GO (Projects of 2000 and 2004)	5.00	7/1/13	3,000,000	3,255,570
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	5,000,000	5,590,400
California—5.0%
California, Economic Recovery Bonds	2.50	7/1/12	2,000,000	2,035,820
California, GO (Various Purpose)	5.00	9/1/12	3,220,000	3,365,190
California Department of Water Resources, Power Supply Revenue	5.00	5/1/13	5,000,000	5,384,950
California Health Facilities Financing Authority,
Health Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	1,500,000	1,555,530
California Health Facilities Financing Authority,
Health Facility Revenue (Catholic Healthcare West)	5.00	7/2/12	3,000,000	3,111,060
California Infrastructure and Economic Development
Bank, Revenue (The J. Paul Getty Trust)	3.90	12/1/11	2,000,000	2,018,160
California Infrastructure and Economic Development
Bank, Revenue (The J. Paul Getty Trust)	2.25	4/2/12	2,500,000	2,530,075
California Municipal Finance Authority, SWDR
(Waste Management, Inc. Project)	2.00	9/2/14	4,000,000	4,003,960
California Statewide Communities Development Authority,
MFHR (Clara Park / Cypress Sunrise / Wysong Plaza
Apartments) (Collateralized; GNMA)	4.55	1/20/16	970,000	1,025,891
California Statewide Communities Development Authority,
PCR (Southern California Edison Company) (Insured; XLCA)	4.10	4/1/13	1,000,000	1,048,330
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	4/1/13	5,000,000	5,357,700
California Statewide Communities Development Authority,
Revenue (Proposition 1A Receivables Program)	5.00	6/15/13	13,000,000	13,984,100

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Los Angeles County Capital Asset Leasing Corporation,
LR (LAC-CAL Equipment Program)	5.00	12/1/11	3,105,000	3,139,559
Mount San Antonio Community College District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	8/1/15	2,000,000	2,077,440
Sacramento County Sanitation Districts Financing Authority,
Revenue (Sacramento Regional County Sanitation
District) (Insured; AMBAC) (Prerefunded)	5.00	12/1/14	1,000,000 [a]	1,149,260
San Bernardino County Transportation
Authority, Sales Tax Revenue Notes	5.00	5/1/12	1,500,000	1,547,370
Tuolumne Wind Project Authority, Revenue
(Tuolumne Company Project)	4.00	1/1/13	1,000,000	1,042,480
Colorado—1.9%
Black Hawk, Device Tax Revenue	5.00	12/1/11	600,000	603,708
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	5.00	11/12/13	5,000,000	5,472,550
Denver City and County, Airport System Revenue	4.00	11/15/14	1,310,000	1,400,665
Denver City and County, Airport System Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	11/15/15	5,000,000	5,039,700
Denver City and County, GO Medical Facilities Bonds	5.00	8/1/15	7,620,000	8,268,614
Connecticut—2.7%
Connecticut, GO (Economic Recovery)	5.00	1/1/13	10,000,000	10,624,200
Connecticut, GO (Economic Recovery)	5.00	1/1/14	10,010,000	11,074,563
Connecticut Health and Educational Facilities Authority,
Revenue (Ascension Health Credit Group)	3.50	2/1/12	1,395,000	1,412,982
Connecticut Health and Educational Facilities Authority,
Revenue (Quinnipiac University Issue) (Insured;
National Public Finance Guarantee Corp.)	5.00	7/1/12	1,190,000	1,231,626
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	2.50	2/12/15	5,000,000	5,286,850
Delaware—.3%
Delaware, GO	5.00	10/1/13	3,275,000	3,597,325
Florida—5.2%
Capital Trust Agency, Revenue (Seminole Tribe of Florida
Convention and Resort Hotel Facilities) (Prerefunded)	8.95	10/1/12	1,500,000 [a]	1,668,300
Citizens Property Insurance Corporation,
High-Risk Account Senior Secured Revenue	5.00	6/1/13	10,000,000	10,637,400
Escambia County, SWDR (Gulf Power Company Project)	2.00	4/3/12	2,500,000	2,519,800
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/12	1,100,000	1,143,461
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/13	6,100,000	6,594,405
Florida Department of Environmental Protection, Florida Forever
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/16	3,250,000	3,390,660

The Funds	43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Florida Department of Management Services, Florida Facilities
Pool Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/13	1,825,000	1,980,672
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/13	4,060,000	4,348,910
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/15	10,000,000	11,203,600
Florida State Board of Education, Lottery Revenue (Insured; AMBAC)	5.25	7/1/14	5,000,000	5,626,550
Florida State Board of Education, Public Education Capital
Outlay Bonds (Insured; National Public Finance Guarantee Corp.)	5.25	6/1/13	3,000,000	3,255,240
Kissimmee Utility Authority, Electric System Revenue	4.00	10/1/14	1,250,000	1,361,300
Miami-Dade County, Double-Barreled Aviation GO	5.00	7/1/14	1,000,000	1,110,860
Orlando-Orange County Expressway Authority,
Revenue (Insured; AMBAC)	5.00	7/1/12	2,000,000	2,076,100
Georgia—2.9%
Forsyth County, GO	5.00	3/1/12	2,000,000	2,048,640
Georgia, GO	4.00	7/1/13	5,000,000	5,342,250
Georgia, GO	5.00	7/1/15	5,000,000	5,845,900
Georgia, GO (Prerefunded)	5.00	8/1/12	5,000,000 [a]	5,221,200
Georgia Environmental Loan Acquisition Corporation,
Local Government Loan Securitization Revenue (Loan Pool)	2.40	3/15/16	2,000,000	2,089,260
Gwinnett County School District, GO	5.00	2/1/13	3,000,000	3,202,260
Main Street Natural Gas, Inc., Gas Project Revenue	5.00	3/15/12	5,790,000	5,892,020
Metropolitan Atlanta Rapid Transit Authority,
Sales Tax Revenue (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.00	1/1/13	2,000,000 [a]	2,126,500
Hawaii—1.1%
Hawaii, GO (Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.25	7/1/12	10,850,000 [a]	11,307,327
Hawaii, GO (Insured; National Public Finance Guarantee Corp.)	5.00	10/1/12	1,000,000	1,051,640
Illinois—2.5%
Chicago, Second Lien Passenger Facility Charge Revenue
(Chicago O’Hare International Airport) (Insured; AMBAC)	5.50	1/1/14	500,000	506,795
Chicago Board of Education, Unlimited Tax GO (Dedicated
Revenues) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/14	2,000,000	2,213,600
Chicago Transit Authority, Capital Grant Receipts
Revenue (Federal Transit Administration Section
5307 Formula Funds) (Insured; AMBAC)	5.00	6/1/14	3,815,000	4,077,739
Cook County, GO Capital Equipment Bonds	5.00	11/15/12	1,000,000	1,050,190
Illinois, GO	5.00	1/1/12	1,000,000	1,014,540
Illinois, GO	5.00	1/1/14	13,500,000	14,763,465
Illinois, GO (Fund for Infrastructure, Roads, Schools and
Transit) (Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/11	2,000,000	2,007,980
Illinois Finance Authority, SWDR (Waste Management, Inc. Project)	1.45	10/3/11	1,500,000	1,500,495
Indiana—1.4%
Indiana Finance Authority, Second Lien Water Utility
Revenue (Citizens Energy Group Project)	3.00	10/1/14	2,000,000	2,085,300

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Indiana (continued)
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Credit Group)	1.50	8/1/14	2,000,000	2,028,380
Indiana Health Facility Financing Authority, Revenue
(Ascension Health Subordinate Credit Group)	1.70	9/1/14	1,500,000	1,530,240
Indiana Transportation Finance Authority, Highway
Revenue (Insured; FGIC) (Prerefunded)	5.25	6/1/14	1,000,000 [a]	1,132,360
Purdue University Trustees, Purdue University
Student Facilities System Revenue	5.25	7/1/12	2,000,000	2,083,960
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	6,000,000	6,148,920
Iowa—.3%
Iowa Higher Education Loan Authority, Private
College Facility Revenue (Grinnell College Project)	2.10	12/1/11	2,500,000	2,511,550
Iowa Higher Education Loan Authority, Private
College Facility Revenue (Grinnell College Project)	4.00	12/1/13	1,000,000	1,081,630
Kentucky—1.2%
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.)	6.25	10/1/12	665,000	667,421
Kentucky Property and Buildings Commission, Revenue (Project
Number 82) (Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/13	8,480,000	9,300,694
Louisville/Jefferson County Metro Government, PCR
(Louisville Gas and Electric Company Project)	1.90	4/2/12	3,000,000	3,020,130
Louisiana—1.2%
Louisiana, GO	0.93	7/15/14	5,000,000 [b]	5,017,450
Louisiana Offshore Terminal Authority,
Deepwater Port Revenue (LOOP LLC Project)	1.88	10/1/13	2,000,000	2,023,140
Louisiana Public Facilities Authority, Revenue (Loyola University
Project) (Insured; National Public Finance Guarantee Corp.)	5.25	10/1/16	5,000,000	5,861,350
Maryland—1.6%
Anne Arundel County, Consolidated General Improvements GO	4.00	4/1/14	4,000,000	4,370,800
Maryland, GO (State and Local Facilities
Loan—Capital Improvement Bonds)	5.00	8/1/12	1,195,000	1,247,652
Maryland, GO (State and Local Facilities
Loan—Capital Improvement Bonds)	5.00	7/15/13	5,000,000	5,444,400
Maryland Department of Transportation,
Consolidated Transportation Revenue	5.00	3/1/13	4,950,000	5,306,053
Maryland Health and Higher Educational Facilities
Authority, Revenue (The Johns Hopkins Health
System Obligated Group Issue)	5.00	11/15/11	1,000,000	1,009,840
Massachusetts—6.4%
Massachusetts, Consolidated Loan	5.25	8/1/13	1,500,000	1,642,185
Massachusetts, Consolidated Loan	5.00	8/1/14	5,000,000	5,651,750
Massachusetts, Consolidated Loan (Insured;
Assured Guaranty Municipal Corp.)	5.50	11/1/12	2,000,000	2,123,400

The Funds	45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts, Consolidated Loan (Insured; FGIC)	5.50	11/1/13	1,700,000	1,889,907
Massachusetts, Consolidated Loan (Insured; FGIC) (Prerefunded)	5.25	11/1/12	2,000,000 [a]	2,113,320
Massachusetts, Consolidated Loan (Insured;
National Public Finance Guarantee Corp.)	5.50	11/1/12	1,700,000	1,804,890
Massachusetts, Consolidated Loan (Insured; XLCA) (Prerefunded)	5.25	11/1/12	15,000,000 [a]	15,858,900
Massachusetts Bay Transportation Authority, Assessment Revenue	4.00	7/1/13	1,250,000	1,334,850
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.00	7/1/14	12,705,000 [a]	14,332,510
Massachusetts Development Finance Agency, Recovery Zone
Facility Revenue (Dominion Energy Brayton Point Issue)	2.25	9/1/16	5,000,000	5,029,500
Massachusetts Development Finance Agency,
Revenue (Brandeis University Issue)	3.00	10/1/12	1,375,000	1,408,344
Massachusetts Development Finance Agency,
Revenue (Brandeis University Issue)	3.00	10/1/13	1,140,000	1,186,090
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	4.00	7/1/14	4,525,000	4,736,001
Massachusetts Health and Educational Facilities
Authority, Revenue (Dana-Farber Cancer Institute Issue)	4.00	12/1/11	1,725,000	1,738,748
Massachusetts Health and Educational Facilities
Authority, Revenue (Northeastern University Issue)	4.13	2/16/12	1,000,000	1,017,370
Massachusetts Health and Educational Facilities
Authority, Revenue (Northeastern University Issue)	4.10	4/19/12	1,000,000	1,023,820
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/13	1,350,000	1,460,457
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/14	1,600,000	1,785,472
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	6.13	10/1/14	1,000,000	1,128,490
Massachusetts Water Pollution Abatement Trust
(Pool Program) (Prerefunded)	5.00	8/1/12	3,000,000 [a]	3,130,440
Minnesota—3.3%
Minnesota, GO (Prerefunded)	5.25	11/1/12	13,175,000 [a]	13,947,055
Minnesota, GO (State Trunk Highway Bonds)	5.00	8/1/12	1,720,000	1,795,456
Minnesota, GO (State Trunk Highway Bonds)	4.00	8/1/13	1,310,000	1,402,224
Minnesota, GO (Various Purpose)	4.00	8/1/13	11,500,000	12,309,600
Minnesota, GO (Various Purpose)	5.00	8/1/15	4,000,000	4,693,000
Northern Municipal Power Agency, Electric System
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/12	2,000,000	2,031,180
Mississippi—.1%
Mississippi Business Finance Corporation,
Revenue (Mississippi Power Company Project)	2.25	1/15/13	1,150,000	1,162,443
Missouri—.2%
Saint Louis, Airport Revenue (Lambert-Saint Louis International
Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/13	1,800,000	1,911,150

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Montana—.1%
Montana Board of Regents of Higher Education of the
University of Montana, Facilities Improvement Revenue
(Insured; National Public Finance Guarantee Corp.)	5.75	5/15/24	1,610,000	1,631,606
Nebraska—.8%
Lincoln, GO	4.00	12/1/15	2,035,000	2,319,839
Nebraska Public Power District, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/13	1,300,000	1,379,521
University of Nebraska Facilities Corporation,
Deferred Maintenance Bonds (Insured; AMBAC)	5.00	7/15/13	5,125,000	5,574,360
Nevada—2.9%
Clark County, Airport System Junior Subordinate Lien Revenue	5.00	7/1/12	10,000,000	10,383,500
Clark County, Limited Tax GO Public Safety Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/14	1,000,000	1,093,350
Clark County, Passenger Facility Charge Revenue
(Las Vegas-McCarran International Airport)	5.00	7/1/14	2,500,000	2,760,125
Clark County School District, Limited Tax GO
(Insured; National Public Finance Guarantee Corp.)	5.00	6/15/14	6,745,000	7,535,649
Clark County School District, Limited Tax GO
(Insured; National Public Finance Guarantee Corp.)	5.00	6/15/15	6,800,000	7,799,668
Las Vegas Valley Water District, GO (Additionally
Secured by Pledged Revenues)	5.00	2/1/13	1,000,000	1,061,340
Las Vegas Valley Water District, GO (Additionally Secured by
Southern Nevada Water Authority Pledged Revenues)	5.00	6/1/14	450,000	500,373
New Hampshire—.8%
Manchester, School Facilities Revenue (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.50	6/1/13	4,465,000 [a]	4,842,382
New Hampshire Health and Education Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue)	3.50	8/1/12	2,535,000	2,596,803
Portsmouth, GO	5.00	9/15/13	1,000,000	1,059,070
New Jersey—3.9%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.00	6/15/12	2,000,000	2,071,820
New Jersey, GO	5.25	7/1/12	2,000,000	2,083,360
New Jersey, GO	5.00	8/15/15	10,000,000	11,624,400
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.38	6/15/14	2,935,000	3,112,744
New Jersey Economic Development Authority,
Cigarette Tax Revenue (Insured; FGIC)	5.00	6/15/13	5,000,000	5,191,300
New Jersey Economic Development Authority, Exempt Facilities
Revenue (Waste Management of New Jersey, Inc. Project)	2.20	11/1/13	2,000,000	2,022,020
New Jersey Economic Development Authority, School Facilities
Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/12	2,000,000	2,048,620
New Jersey Economic Development Authority, School Facilities
Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/12	2,750,000	2,881,752
New Jersey Educational Facilities Authority,
Revenue (Princeton University)	5.00	7/1/14	2,185,000	2,475,518

The Funds	47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Transportation Trust Fund (Transportation
System) (Insured; Assured Guaranty Municipal Corp.)	5.75	12/15/14	2,820,000	3,224,642
New Jersey Transportation Trust Fund Authority
(Transportation System) (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.25	6/15/15	5,000,000 [a]	5,883,850
New Mexico—1.9%
Albuquerque Bernalillo County Water Utility
Authority, Joint Water and Sewer System Revenue	5.00	7/1/12	3,700,000	3,849,221
New Mexico Educational Assistance
Foundation, Education Loan Revenue	0.95	12/1/20	4,585,000 [b]	4,546,761
New Mexico Finance Authority,
State Transportation Senior Lien Revenue	5.00	6/15/13	4,940,000	5,358,369
New Mexico Finance Authority, State Transportation Senior Lien
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	6/15/16	4,790,000	5,377,493
New Mexico Finance Authority, State Transportation
Subordinate Lien Revenue (Insured; AMBAC)	5.00	6/15/13	1,000,000	1,081,680
New York—11.8%
Long Island Power Authority, Electric System General Revenue	5.00	5/1/15	5,400,000	6,172,740
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/13	11,125,000	12,091,874
New York City, GO	5.00	8/15/13	5,000,000	5,448,400
New York City, GO	5.00	8/1/14	4,000,000	4,513,800
New York City, GO	5.00	8/1/15	1,000,000	1,160,410
New York City, GO	5.25	8/1/16	4,670,000	5,234,790
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.00	11/1/14	10,000,000	11,396,700
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	3,345,000 [c]	3,372,462
New York City Transitional Finance Authority,
Future Tax Secured Revenue (Insured;
National Public Finance Guarantee Corp.)	5.50	11/1/14	3,910,000	4,142,645
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	2.75	7/1/12	3,500,000	3,572,065
New York State, GO	3.00	2/1/14	10,000,000	10,591,100
New York State, GO	5.00	2/15/15	4,320,000	4,980,830
New York State Dormitory Authority, LR (State University
Dormitory Facilities Issue) (Insured; XLCA)	5.25	7/1/13	1,000,000	1,080,340
New York State Dormitory Authority, Revenue
(Mental Health Services Facilities Improvement)	5.00	8/15/15	1,000,000	1,150,630
New York State Dormitory Authority, Revenue (New York
State Association for Retarded Children, Inc.)
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/12	1,100,000	1,126,279
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)
(Insured; National Public Finance Guarantee Corp.)	5.75	10/1/17	2,500,000	2,624,825

48

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/14	4,075,000	4,537,146
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Project)	5.38	6/15/16	5,000,000	5,197,000
New York State Municipal Bond Bank Agency,
Special School Purpose Revenue (Prior Year Claims)	5.50	6/1/13	5,000,000	5,419,200
New York State Thruway Authority,
Local Highway and Bridge Service Contract Bonds	5.50	4/1/15	2,675,000	2,752,468
New York State Thruway Authority, Second General Highway
and Bridge Trust Fund Bonds (Insured; AMBAC) (Prerefunded)	5.00	4/1/14	1,475,000 [a]	1,642,117
New York State Urban Development Corporation,
Correctional Capital Facilities Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/14	1,075,000	1,138,522
New York State Urban Development Corporation,
Service Contract Revenue	5.00	1/1/14	1,000,000	1,102,410
Port Authority of New York and New Jersey
(Consolidated Bonds, 139th Series) (Insured;
National Public Finance Guarantee Corp. )	5.00	10/1/16	5,000,000	5,573,750
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds
(State Contingency Contract Secured)	5.00	6/1/12	1,055,000	1,090,944
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds
(State Contingency Contract Secured)	5.00	6/1/14	3,000,000	3,324,570
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/12	12,325,000	12,859,535
Troy Industrial Development Authority, Civic Facility
Revenue (Rensselaer Polytechnic Institute Project)	4.05	9/1/11	3,500,000	3,500,000
Westchester County, GO	3.00	6/1/13	1,350,000	1,415,516
North Carolina—2.6%
Brunswick County, GO	5.00	5/1/13	2,445,000	2,637,397
Charlotte, Water and Sewer System Revenue	3.00	12/1/14	1,250,000	1,350,737
Forsyth County, GO	3.00	7/1/13	1,495,000	1,570,572
Mecklenburg County, Public Improvement GO	5.00	3/1/12	5,000,000	5,121,150
North Carolina, GO	5.00	6/1/13	10,000,000	10,832,600
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.50	1/1/12	5,000,000	5,082,950
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/13	2,000,000	2,111,580
Ohio—1.6%
Cleveland, GO (Various Purpose) (Insured; AMBAC)	5.25	10/1/14	5,050,000	5,712,358
Lorain County, Hospital Facilities Improvement
Revenue (Catholic Healthcare Partners)	5.63	10/1/12	2,500,000	2,535,450

The Funds	49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Ohio, GO Highway Captial Improvements Bonds
(Full Faith and Credit/Highway User Receipts)	5.25	5/1/12	525,000	542,766
Ohio, Mental Health Capital Facilities Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/13	2,230,000	2,403,583
Ohio Water Development Authority, Fresh Water Revenue	5.00	12/1/12	1,905,000	2,020,043
Ohio Water Development Authority, Solid Waste
Revenue (Waste Management, Inc. Project)	1.75	6/1/13	2,500,000	2,511,600
Ohio Water Development Authority, Water Development
Revenue (Fresh Water Improvement Series)	5.00	6/1/13	2,060,000	2,231,124
Oklahoma—.5%
Oklahoma Building Bonds Commission, GO (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	7/15/13	5,460,000 [a]	5,995,080
Oregon—.5%
Oregon Department of Transportation, Highway User Tax Revenue	5.25	11/15/16	4,375,000	4,983,169
Pennsylvania—6.8%
Allegheny County Airport Authority, Airport
Revenue (Pittsburgh International Airport)	5.00	1/1/13	1,400,000	1,449,504
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/13	1,000,000	1,075,740
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	5/15/14	2,875,000	3,177,594
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/13	3,035,000	3,304,326
Delaware County Industrial Development Authority,
PCR (PECO Energy Company Project)	4.00	12/1/12	8,490,000	8,807,271
Delaware Valley Regional Finance Authority,
Local Government Revenue	5.50	7/1/12	1,500,000	1,550,865
Jim Thorpe Area School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.30	3/15/16	1,000,000	1,086,200
Pennsylvania, GO	5.50	2/1/13	1,100,000	1,181,290
Pennsylvania, GO	5.00	2/15/13	10,750,000	11,489,493
Pennsylvania, GO	5.00	7/15/14	6,740,000	7,614,380
Pennsylvania, GO	5.00	9/1/16	5,000,000	5,632,400
Pennsylvania, GO (Insured; National
Public Finance Guarantee Corp.)	5.00	1/1/13	1,950,000	2,072,811
Pennsylvania, GO (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	4.00	2/1/14	5,000,000 [a]	5,436,900
Pennsylvania Higher Educational Facilities Authority, Revenue
(The University of Pennsylvania Health System) (Insured; AMBAC)	5.00	8/15/12	6,325,000	6,587,361
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/12	1,500,000	1,556,220
Philadelphia School District, GO	5.00	9/1/12	5,000,000	5,207,750
State Public School Building Authority, College Revenue
(Northampton County Area Community College Project)	4.00	3/1/14	2,165,000	2,307,609

50

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
State Public School Building Authority, School
Revenue (Chester Upland School District Project)
(Insured; Assured Guaranty Municipal Corp.)	4.00	9/15/14	1,810,000	1,951,035
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/13	1,500,000	1,636,695
South Carolina—.2%
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/15	2,000,000	2,245,820
Texas—8.5%
Austin, Water and Wastewater System Revenue	4.00	11/15/13	1,500,000	1,619,595
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue	4.00	11/1/11	1,775,000	1,785,916
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue	4.00	11/1/12	2,220,000	2,308,511
Cypress-Fairbanks Independent School District, Unlimited Tax
Schoolhouse Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/13	1,550,000	1,656,903
Dallas Area Rapid Transit, Senior Lien Sales Tax
Revenue (Insured; AMBAC) (Prerefunded)	5.38	12/1/11	2,135,000 [a]	2,162,968
Frisco Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/15	1,000,000	1,170,800
Frisco Independent School District, Unlimited
Tax School Building Bonds (Permanent School
Fund Guarantee Program) (Prerefunded)	6.25	8/15/12	1,905,000 [a]	2,015,071
Gulf Coast Waste Disposal Authority, Environmental Facilities
Revenue (BP Products North America, Inc. Project)	2.30	9/3/13	4,000,000	4,075,720
Harris County, GO and Revenue (Prerefunded)	5.00	8/15/12	15,000,000 [a]	15,687,750
Harris County, Toll Road Senior Lien Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	8/15/16	1,500,000	1,679,670
Harris County, Unlimited Tax Road Bonds	5.00	10/1/12	1,000,000	1,051,690
Harris County, Unlimited Tax Toll Road
and Subordinate Lien Revenue	5.00	8/15/12	2,100,000	2,195,760
Harris County Cultural Education Facilities Finance
Corporation, Revenue (The Methodist Hospital System)	5.25	12/1/12	1,800,000	1,908,126
Lower Colorado River Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.88	5/15/15	1,075,000	1,079,633
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/13	2,050,000	2,166,050
Northside Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	1.50	8/1/12	10,000,000	10,095,900
Plano, GO	5.25	9/1/14	1,225,000	1,401,523
Richardson Independent School District, Unlimited Tax
Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/15	1,000,000	1,117,560
Texas A&M University System Board of Regents,
Financing System Revenue	5.00	5/15/13	1,375,000	1,485,413
Texas Municipal Gas Acquisition and Supply
Corporation I, Gas Supply Revenue	5.00	12/15/13	720,000	759,672
Texas Public Finance Authority, GO	5.00	10/1/14	2,000,000	2,278,980

The Funds	51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	7/1/15	6,000,000	6,990,240
Trinity River Authority, Regional Wastewater System Revenue	5.00	8/1/15	3,280,000	3,825,759
Trinity River Authority, Regional Wastewater System
Revenue (Insured; National Public Finance Guarantee Corp.)	5.38	8/1/15	8,865,000	9,634,837
University of Texas System Board of Regents,
Financing System Revenue	5.25	8/15/12	4,485,000	4,700,235
University of Texas System Board of Regents,
Financing System Revenue	5.00	8/15/13	6,485,000	7,079,221
Utah—1.1%
Salt Lake County, Sales Tax Revenue	5.00	8/1/12	1,000,000	1,044,050
Timpanogos Special Service District, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/14	1,775,000	1,982,143
Utah, GO	4.00	7/1/13	8,000,000	8,552,160
Virginia—4.7%
Hampton, Public Improvement GO	4.25	1/15/13	4,015,000	4,235,584
Louisa Industrial Development Authority, PCR
(Virginia Electric and Power Company Project)	5.00	12/1/11	1,500,000	1,515,525
Newport News, GO General Improvement
Bonds and GO Water Bonds	5.00	1/15/13	1,000,000	1,065,210
Portsmouth, GO	4.00	1/15/15	2,750,000	2,920,088
Richmond, GO Public Improvement (Insured;
Assured Guaranty Municipal Corp.)	5.25	7/15/16	6,040,000	6,558,051
Tobacco Settlement Financing Corporation of Virginia,
Tobacco Settlement Asset-Backed Bonds (Prerefunded)	5.63	6/1/15	12,500,000 [a]	14,782,125
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/13	2,000,000	2,134,560
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/14	2,610,000	2,898,797
Virginia College Building Authority,
Educational Facilities Revenue (21st Century
College and Equipment Programs) (Prerefunded)	5.00	2/1/12	1,200,000 [a]	1,224,252
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/12	1,555,000	1,629,609
Virginia Commonwealth Transportation Board, Transportation
Revenue (U.S. Route 58 Corridor Development Program)	5.25	5/15/12	5,000,000	5,178,600
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/15	5,000,000	5,848,850
Virginia Resources Authority, Infrastructure Revenue
(Virginia Pooled Financing Program)	5.00	5/1/12	1,430,000	1,476,346
Washington—2.1%
Chelan County Public Utility District Number 1,
Chelan Hydro Consolidated System Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/12	4,000,000	4,139,040
Energy Northwest, Electric Revenue
(Project Number 3) (Insured; AMBAC)	6.00	7/1/16	5,000,000	5,230,950

52

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington (continued)
King County, Limited Tax GO (Baseball Stadium)	5.50	12/1/12	4,795,000	5,110,655
King County, Limited Tax GO (Baseball Stadium)	5.50	12/1/12	310,000	330,370
King County, Limited Tax GO (Payable From Sewer Revenues)	5.00	1/1/14	1,000,000	1,107,340
Seattle, Municipal Light and Power Improvement Revenue	5.00	4/1/12	1,145,000	1,177,163
Snohomish County, Unlimited Tax GO (Edmonds School District
Number 15) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/12	1,500,000	1,588,920
Washington, GO (Various Purpose) (Insured; AMBAC)	5.00	1/1/14	3,810,000	4,219,918
Wisconsin—.3%
Wisconsin, Petroleum Inspection Fee Revenue	5.00	7/1/13	3,500,000	3,790,080
U.S. Related—3.3%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/13	2,140,000	2,265,104
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	1,335,000	1,425,032
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	5,000,000	5,337,200
Puerto Rico Government Development Bank, GO
(Insured; National Public Finance Guarantee Corp.)	4.75	12/1/15	5,000,000	5,161,200
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,530,000	3,776,924
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/14	4,275,000	4,626,063
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/14	2,250,000	2,377,373
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Prerefunded)	5.25	7/1/12	1,000,000 [a]	1,041,290
Puerto Rico Public Buildings Authority,
Government Facilities Revenue (Insured; XLCA)	5.25	7/1/13	4,530,000	4,792,423
University of Puerto Rico, University System Revenue	5.00	6/1/13	2,315,000	2,414,777
University of Puerto Rico, University System Revenue	5.00	6/1/14	2,930,000	3,108,789
Total Long-Term Municipal Investments
(cost $1,026,023,565)				1,042,821,280

Short-Term Municipal Investments—3.8%
Colorado—.2%
Pitkin County, IDR, Refunding (Aspen Skiing
Company Project) (LOC; JPMorgan Chase Bank)	0.14	9/1/11	2,100,000 [d]	2,100,000
Florida—.8%
Lakeland, Energy System Revenue, Refunding	0.96	9/7/11	8,500,000 [d]	8,529,240
Illinois—.0%
Quincy, Revenue, Refunding (Blessing Hospital)
(LOC; JPMorgan Chase Bank)	0.12	9/1/11	500,000 [d]	500,000
Massachusetts—.3%
Massachusetts, GO Notes, Refunding	0.74	9/7/11	3,700,000 [d]	3,703,441
New Jersey—1.0%
New Jersey Turnpike Authority, Turnpike Revenue
(Insured; Assured Guaranty Municipal Corp. and
Liquidity Facility; Dexia Credit Locale)	2.40	9/7/11	10,000,000 [d]	10,000,000

The Funds	53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina—.4%
North Carolina Medical Care Commission, Health Care
Facilities Revenue (Duke University Health System)	0.51	12/1/11	4,800,000	4,800,000
Pennsylvania—.9%
Pennsylvania Turnpike Commission, Turnpike Revenue	0.83	9/7/11	10,000,000 [d]	10,028,800
Tennessee—.2%
Montgomery County Public Building Authority, Pooled Financing
Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.18	9/1/11	2,000,000 [d]	2,000,000
Total Short-Term Municipal Investments
(cost $41,600,000)				41,661,481

Total Investments (cost $1,067,623,565)			99.3%	1,084,482,761
Cash and Receivables (Net)			.7%	7,871,735
Net Assets			100.0%	1,092,354,496

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Subject to interest rate change on November 1, 2011.
[d] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

54

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	33.1
AA		Aa		AA	40.2
A		A		A	20.6
BBB		Baa		BBB	4.9
F1		MIG1/P1		SP1/A1	1.0
Not Rated[e]		Not Rated[e]		Not Rated[e]	.2
100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	55

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.4%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.4%
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	2,500,000	2,453,700
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000	3,459,540
Arizona—.3%
University Medical Center Corporation, HR	5.25	7/1/15	1,160,000	1,235,214
California—7.2%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,500,000 [a]	1,427,805
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	2,000,000 [b]	1,814,600
California, GO	5.50	6/1/20	110,000	110,377
California, GO	5.50	11/1/33	6,200,000	6,545,278
California, GO (Various Purpose)	6.50	4/1/33	1,000,000	1,155,380
California, GO (Various Purpose)	6.00	4/1/38	5,000,000	5,458,700
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	5.25	6/1/21	1,150,000	1,048,812
Foothill/Eastern Transportation Corridor
Agency, Toll Road Revenue	5.75	1/15/40	2,000,000	1,787,740
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.88	1/15/27	6,000,000	5,960,580
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.88	1/15/29	2,000,000	1,918,980
Golden State Tobacco Securitization Corporation, Enhanced
Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	5.00	6/1/21	2,000,000	2,000,140
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	1,935,000	1,507,055
Colorado—1.4%
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.70	6/15/16	5,000,000 [c]	6,056,200
Florida—1.2%
Miami-Dade County, Water and Sewer System
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/39	5,000,000	5,126,400
Massachusetts—.1%
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	344,690
Michigan—.5%
Detroit City School District, School Buildings
and Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000	2,236,900
New Jersey—.7%
Tobacco Settlement Financing Corporation of
New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	3,360,000	2,975,515
North Carolina—.7%
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.30	1/1/15	1,500,000	1,577,955

56

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.13	1/1/23	1,500,000	1,531,995
Ohio—1.3%
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/16	5,000,000	5,401,450
Pennsylvania—70.4%
Allegheny County Airport Authority, Airport Revenue
(Pittsburgh International Airport) (Insured;
Assured Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000	1,086,040
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/14	5,000,000	5,539,750
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/24	5,000,000	5,571,500
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	2,560,000	2,839,347
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/22	6,860,000	7,348,706
Allentown School District, GO	5.00	2/15/22	5,875,000	6,506,798
Beaver County Industrial Development Authority, PCR
(Duquesne Light Company Project) (Insured; AMBAC)	4.50	11/1/29	6,500,000	6,211,790
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000	2,297,120
Central Bucks School District, GO (Prerefunded)	5.00	5/15/18	5,000,000 [c]	6,138,450
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	6.75	2/1/16	5,000,000 [c]	6,302,350
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.00	2/1/16	1,630,000 [c]	2,071,420
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.50	2/1/16	3,100,000 [c]	4,003,588
Central York School District, GO (Insured; FGIC) (Prerefunded)	5.50	6/1/12	80,000 [c]	83,195
Chester County, GO	5.00	8/15/18	4,545,000	5,196,571
Chester County, GO	5.00	7/15/25	3,060,000	3,505,567
Chester County, GO (Prerefunded)	5.00	7/15/19	1,940,000 [c]	2,415,630
Coatesville Area School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	8/15/14	6,515,000 [c]	7,436,221
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/24	5,000,000	5,548,900
Delaware County Authority, University Revenue
(Villanova University) (Insured; AMBAC)	5.00	8/1/20	2,095,000	2,312,482
Delaware River Joint Toll Bridge Commission, Bridge
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/17	1,485,000	1,703,622
Downingtown Area School District, GO	5.00	11/1/18	2,010,000	2,456,642
East Stroudsburg Area School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	7.50	9/1/16	2,500,000 [c]	3,312,875
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	7.50	4/1/18	1,000,000	1,238,960

The Funds	57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	7.50	4/1/21	3,000,000	3,618,660
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	7.50	4/1/22	3,000,000	3,593,160
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000	2,580,400
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000	2,032,501
Lancaster Higher Education Authority,
College Revenue (Franklin and Marshall College Project)	5.25	4/15/16	1,815,000	1,927,149
Lehigh County General Purpose Authority,
Revenue (Good Shepherd Group)	5.25	11/1/14	2,670,000	2,807,959
Lehigh County Industrial Development Authority, PCR
(People Electric Utilities Corporation Project)
(Insured; National Public Finance Guarantee Corp.)	4.75	2/15/27	2,000,000	1,969,840
Lower Merion School District, GO	5.00	9/1/22	2,980,000	3,391,270
Lower Merion School District, GO	5.00	5/15/29	5,000,000	5,136,650
Montgomery County, GO	5.00	12/15/17	2,025,000	2,477,507
Montgomery County, GO	5.00	12/15/24	2,890,000	3,354,510
Montgomery County Industrial Development Authority, FHA
Insured Mortgage Revenue (New Regional Medical Center Project)	5.50	8/1/25	1,000,000	1,100,190
Muhlenberg School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	4/1/15	1,000,000	1,027,220
Parkland School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	9/1/14	3,110,000	3,543,378
Parkland School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	9/1/16	1,490,000	1,795,912
Pennsylvania, GO	5.00	7/1/20	10,000,000	12,187,100
Pennsylvania Economic Development Financing
Authority, SWDR (Waste Management, Inc. Project)	4.70	11/1/14	5,000,000	5,442,650
Pennsylvania Higher Educational Facilities Authority,
Revenue (Bryn Mawr College) (Insured; AMBAC)	5.25	12/1/12	3,000,000	3,174,030
Pennsylvania Higher Educational Facilities
Authority, Revenue (La Salle University)	5.50	5/1/34	2,250,000	2,260,822
Pennsylvania Higher Educational Facilities
Authority, Revenue (Saint Joseph’s University)	5.00	11/1/25	2,010,000	2,147,745
Pennsylvania Higher Educational Facilities
Authority, Revenue (State System of Higher Education)	5.25	6/15/24	5,000,000	5,863,600
Pennsylvania Higher Educational Facilities Authority,
Revenue (The Trustees of the University of Pennsylvania)	5.00	9/1/19	5,090,000	6,224,256
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,967,393
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,725,570

58

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Industrial Development
Authority, EDR (Insured; AMBAC)	5.50	7/1/12	5,335,000	5,554,429
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000	3,947,061
Pennsylvania Turnpike Commission, Oil Franchise Tax Subordinated
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/21	5,000,000	5,345,850
Pennsylvania Turnpike Commission, Oil Franchise Tax
Subordinated Revenue (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.25	12/1/13	2,500,000 [c]	2,775,000
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/24	5,000,000	5,826,300
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	5,000,000	5,810,550
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000	5,145,300
Pennsylvania Turnpike Commission, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	12/1/12	2,000,000	2,126,260
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000	5,207,300
Pennsylvania Turnpike Commission, Turnpike Subordinate
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	6/1/28	1,500,000	1,673,475
Philadelphia, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/17	2,500,000	2,867,150
Philadelphia, Water and Wastewater Revenue (Insured; AMBAC)	5.25	12/15/12	10,000,000	10,623,100
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/18	5,000,000	5,519,700
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	5,000,000	5,448,750
Pittsburgh School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	9/1/16	4,000,000	4,735,120
Pittsburgh School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	9/1/18	1,000,000	1,211,210
Pocono Mountain School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/22	5,270,000	5,770,545
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000	1,042,130
Southeastern Pennsylvania Transportation Authority,
Capital Grant Receipts Bonds (Federal Transit Administration
Section 5309 Fixed Guideway Modernization Formula Funds)	5.00	6/1/23	2,000,000	2,216,600
Southeastern Pennsylvania Transportation Authority, Revenue	5.00	3/1/26	3,000,000	3,269,640
State Public School Building Authority, School LR
(Richland School District Project) (Insured; FGIC) (Prerefunded)	5.00	11/15/14	1,265,000 [c]	1,447,527
State Public School Building Authority, School LR (The School
District of Philadelphia Project) (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.00	6/1/13	5,000,000 [c]	5,411,850

The Funds	59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
State Public School Building Authority, School Revenue
(Chester Upland School District Project) (Insured;
Assured Guaranty Municipal Corp.)	5.25	9/15/24	5,780,000	6,424,470
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured;
Assured Guaranty Municipal Corp.)	5.25	4/1/17	840,000	897,036
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.25	4/1/13	195,000 [c]	209,863
Susquehanna Area Regional Airport Authority,
Airport System Revenue	5.38	1/1/18	6,000,000	5,506,260
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.50	1/1/20	4,370,000	4,374,064
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.00	1/1/33	2,290,000	2,028,848
Swarthmore Borough Authority, College Revenue	5.25	9/15/17	1,000,000	1,049,280
Twin Valley School District, GO (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.25	10/1/15	1,000,000 [c]	1,189,070
University of Pittsburgh of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000	3,030,175
Upper Darby School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	5/1/18	2,870,000	3,195,142
Upper Merion Area School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	2/15/19	1,165,000	1,281,372
West Mifflin Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	4/1/24	1,060,000	1,204,266
Westmoreland County, GO (Insured;
National Public Finance Guarantee Corp.)	0.00	12/1/15	1,500,000 [d]	1,317,720
Wilson School District, GO (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.38	5/15/12	1,785,000 [c]	1,848,671
Wilson School District, GO (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.38	5/15/12	1,500,000 [c]	1,553,505
York County, GO (Insured; AMBAC)	5.00	6/1/17	1,100,000	1,180,113
York County Solid Waste and Refuse Authority,
Solid Waste System Revenue (Insured;
National Public Finance Guarantee Corp.)	5.50	12/1/14	1,000,000	1,142,630
South Carolina—.6%
Greenville County School District, Installment
Purchase Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	2,000,000	2,448,240
Texas—.5%
Cities of Dallas and Fort Worth, Dallas/Fort Worth International
Airport, Joint Revenue Improvement Bonds (Insured;
National Public Finance Guarantee Corp.)	5.50	11/1/31	2,000,000	2,000,840

60

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—12.1%
Government of Guam, LOR (Section 30)	5.63	12/1/29	1,000,000	1,016,390
Puerto Rico Commonwealth,
Public Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000	3,324,360
Puerto Rico Commonwealth,
Public Improvement GO (Insured; FGIC)	5.50	7/1/18	5,000,000	5,571,000
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/14	7,500,000	8,169,750
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	7,875,000	8,623,125
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/17	6,000,000	6,790,440
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,000,000	3,133,500
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,209,850
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	7/1/13	980,000	1,033,381
Puerto Rico Highways and Transportation Authority, Highway
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/13	2,620,000	2,736,983
Puerto Rico Infrastructure Financing
Authority, Special Tax Revenue	5.00	7/1/21	5,000,000	5,096,350
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000 [b]	861,430
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000 [b]	349,520
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	3,750,000 [d]	759,975
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	1,500,000	1,587,960
Total Long-Term Municipal Investments
(cost $398,978,108)				422,732,428

Short-Term Municipal Investments—.8%
Colorado—.1%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Bank of America)	0.17	9/1/11	100,000 [e]	100,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.14	9/1/11	200,000 [e]	200,000
Colorado Health Facilities Authority, Revenue (The Visiting Nurse
Corporation of Colorado, Inc.) (LOC; Wells Fargo Bank)	0.19	9/1/11	100,000 [e]	100,000
Illinois—.1%
Chicago Board of Education, GO Notes, Refunding
(LOC; JPMorgan Chase Bank)	0.14	9/1/11	300,000 [e]	300,000

The Funds	61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania—.2%
Lancaster County Hospital Authority, Health System
Revenue (The Lancaster General Hospital
Refunding Project) (LOC; Bank of America)	0.16	9/1/11	300,000 [e]	300,000
Lehigh County General Purpose Authority, HR
(Lehigh Valley Health Network) (LOC; Bank of America)	0.16	9/1/11	500,000 [e]	500,000
Tennessee—.4%
Chattanooga Industrial Development Board, Revenue
(Hunter Museum of American Art Project) (LOC; Bank of America)	0.55	9/7/11	100,000 [e]	100,000
Clarksville Public Building Authority, Financing Revenue
(Metropolitan Government of Nashville and Davidson
County Loan) (LOC; Bank of America)	0.18	9/1/11	1,200,000 [e]	1,200,000
Clarksville Public Building Authority, Revenue
(City of Morristown Loans) (LOC; Bank of America)	0.18	9/1/11	200,000 [e]	200,000
Montgomery County Public Building Authority, Pooled Financing
Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	0.18	9/1/11	400,000 [e]	400,000
Total Short-Term Municipal Investments
(cost $3,400,000)				3,400,000

Total Investments (cost $402,378,108)			99.2%	426,132,428
Cash and Receivables (Net)			.8%	3,607,294
Net Assets			100.0%	429,739,722

a Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, this security was valued at $1,427,805 or 0.3% of net assets.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

62

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	35.7
AA		Aa		AA	33.9
A		A		A	17.9
BBB		Baa		BBB	9.7
F1		MIG1/P1		SP1/A1	.8
Not Rated[f]		Not Rated[f]		Not Rated[f]	2.0
100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	63

STATEMENT OF FINANCIAL FUTURES
August 31, 2011

		Market Value		Unrealized
BNY Mellon Pennsylvania		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2011 ($)
Financial Futures Short
U.S. Treasury 10 Year Notes	90	(11,702,813)	September 2011	(667,266)

See notes to financial statements.

64

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.6%	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—86.7%
Ashland, GO (Insured; AMBAC)	5.25	5/15/21	1,305,000	1,466,807
Auburn, GO (Insured; AMBAC)	5.13	6/1/20	1,225,000	1,349,399
Boston, GO	5.00	4/1/15	1,905,000	2,208,695
Boston, GO	5.00	3/1/20	1,700,000	1,961,987
Boston, GO	5.00	3/1/21	2,000,000	2,288,600
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000	2,440,560
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000	1,844,565
Boston Water and Sewer Commission, General Revenue	5.00	11/1/19	2,170,000	2,430,465
Boston Water and Sewer Commission, General Revenue	5.00	11/1/23	3,920,000	4,343,321
Boston Water and Sewer Commission, General Revenue	5.00	11/1/25	2,500,000	2,859,300
Boston Water and Sewer Commission, General Revenue	5.00	11/1/26	2,480,000	2,798,333
Brockton, GO (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000	1,595,122
Burlington, GO	5.25	2/1/12	200,000	204,252
Burlington, GO	5.25	2/1/13	250,000	267,702
Cambridge, GO (Municipal Purpose Loan)	5.00	12/15/11	10,000	10,141
Cohasset, GO	5.00	6/15/22	895,000	977,268
Cohasset, GO	5.00	6/15/23	895,000	950,481
Everett, GO (Insured; National Public Finance Guarantee Corp.)	5.38	12/15/17	1,250,000	1,405,487
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/16	1,580,000	1,874,623
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/18	505,000	582,346
Hopedale, GO (Insured; AMBAC)	5.00	11/15/19	650,000	715,052
Ipswich, GO (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/14	500,000	572,110
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/20	505,000	554,136
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/21	525,000	576,082
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/22	585,000	639,616
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/23	585,000	621,276
Mansfield, GO (Insured; AMBAC)	5.00	8/15/17	1,395,000	1,591,514
Marblehead, GO	5.00	8/15/18	1,340,000	1,475,903
Marblehead, GO	5.00	8/15/22	1,750,000	1,920,275
Massachusetts, Consolidated Loan	5.50	11/1/16	1,000,000	1,223,660
Massachusetts, Consolidated Loan	5.00	8/1/20	4,000,000	4,696,680
Massachusetts, Consolidated Loan
(Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/22	5,825,000	6,700,148
Massachusetts, Consolidated Loan (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	12/1/14	5,000,000 [a]	5,711,350
Massachusetts, Consolidated Loan (Insured; FGIC)	5.50	8/1/18	1,035,000	1,288,244
Massachusetts, Consolidated Loan (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.00	8/1/12	420,000 [a]	438,064
Massachusetts, Consolidated Loan (Prerefunded)	5.25	10/1/13	10,000,000 [a]	11,001,900

The Funds	65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts, Consolidated Loan (Prerefunded)	5.00	3/1/15	1,500,000 [a]	1,735,155
Massachusetts, Consolidated Loan (Prerefunded)	5.00	3/1/15	1,800,000 [a]	2,082,186
Massachusetts, Consolidated Loan (Prerefunded)	5.00	8/1/16	1,000,000 [a]	1,206,440
Massachusetts, GO	5.25	8/1/23	1,000,000	1,228,070
Massachusetts, GO (Insured; AMBAC)	5.50	10/1/18	225,000	280,926
Massachusetts, GO (Insured; XLCA)	4.11	12/1/12	2,470,000 [b]	2,479,188
Massachusetts, Special Obligation Dedicated
Tax Revenue (Insured; FGIC) (Prerefunded)	5.25	1/1/14	2,500,000 [a]	2,772,950
Massachusetts, Special Obligation Dedicated Tax
Revenue (Insured; National Public Finance Guarantee Corp.)	2.65	1/1/16	3,540,000 [b]	3,619,615
Massachusetts, Special Obligation Revenue	5.50	6/1/13	1,000,000	1,084,980
Massachusetts Bay Transportation Authority,
Assessment Revenue	5.00	7/1/18	4,000,000	4,856,720
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.25	7/1/14	1,045,000 [a]	1,186,211
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.25	7/1/14	1,000,000 [a]	1,135,130
Massachusetts Bay Transportation Authority, GO
(General Transportation System) (Insured;
National Public Finance Guarantee Corp.)	5.25	3/1/15	1,000,000	1,155,130
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.00	7/1/15	3,500,000	4,083,415
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.50	7/1/16	105,000	128,658
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.50	7/1/16	2,395,000	2,907,937
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,480,720
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	2,961,319
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	3,415,000	4,161,690
Massachusetts College Building Authority, Project Revenue	5.00	5/1/23	1,000,000	1,146,500
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/23	1,400,000	1,487,052
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/24	1,465,000	1,546,146
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000	1,109,850
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000	2,115,760
Massachusetts Development Finance Agency, Recovery Zone
Facility Revenue (Dominion Energy Brayton Point Issue)	2.25	9/1/16	2,560,000	2,575,104

66

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (Belmont Hill School Issue)	4.50	9/1/36	1,130,000	1,084,450
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000	1,139,250
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000	2,071,746
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	5.25	2/1/22	955,000	981,597
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	533,413
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	1,003,970
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.00	3/1/36	1,000,000	916,810
Massachusetts Development Finance Agency,
Revenue (Emerson College Issue)	4.00	1/1/14	225,000	236,520
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied Health
Sciences Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,750,000	2,910,820
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied Health
Sciences Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	1,000,000	1,043,650
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied
Health Sciences Issue) (Prerefunded)	6.38	7/1/13	1,000,000 [a]	1,119,450
Massachusetts Development Finance Agency,
Revenue (Milton Academy Issue) (Prerefunded)	5.00	9/1/13	1,000,000 [a]	1,091,500
Massachusetts Development Finance Agency,
Revenue (Olin College Issue) (Insured; XLCA)	5.25	7/1/33	5,000,000	5,026,050
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	4.50	9/1/31	1,000,000	996,860
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	5.00	1/1/15	600,000	646,470
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	5.00	1/1/17	925,000	1,005,059
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	5.00	7/1/17	2,500,000	2,733,450
Massachusetts Development Finance Agency,
RRR (Waste Management, Inc. Project)	3.40	12/1/12	1,250,000	1,280,200
Massachusetts Development Finance Agency,
SWDR (Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000	2,273,540
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.45	6/1/14	1,000,000	1,097,190

The Funds	67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational
Facilities Authority, Revenue
(Berklee College of Music Issue)	5.00	10/1/24	2,155,000	2,286,994
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/32	2,000,000	2,027,120
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000	3,271,872
Massachusetts Health and Educational Facilities Authority,
Revenue (Cape Cod Healthcare Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	11/15/35	1,000,000	1,016,670
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/20	1,000,000	1,078,380
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/23	1,000,000	1,038,870
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000	3,019,637
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000	2,088,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/37	2,500,000	2,522,500
Massachusetts Health and Educational Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	8/1/22	2,000,000	2,029,520
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/25	2,500,000	2,889,425
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/27	3,230,000	3,684,299
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/26	2,525,000	2,716,925
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/27	1,000,000	1,069,160
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.00	7/1/14	500,000	532,555
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.00	7/1/15	500,000	539,890
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.38	7/1/35	1,550,000	1,484,652
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,500,000	1,940,385
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000	4,092,245
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/38	1,000,000	1,063,010

68

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/22	500,000	500,930
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/12	975,000	1,018,534
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	2,495,000	2,759,445
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000	3,275,310
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000	3,151,830
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	6.00	7/1/14	60,000	60,838
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/16	1,045,000	1,111,075
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000	1,719,855
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000	1,361,365
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.75	7/1/21	85,000	86,140
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000	273,067
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.25	7/1/29	2,350,000	2,351,386
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	1,000,000	1,228,890
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	1,800,000	2,051,946
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,687,215
Massachusetts Health and Educational Facilities Authority,
Revenue (Southcoast Health System Obligated Group Issue)	5.00	7/1/29	1,400,000	1,399,902
Massachusetts Health and Educational Facilities Authority,
Revenue (Southcoast Health System Obligated Group Issue)	5.00	7/1/39	1,500,000	1,428,495
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.50	8/15/14	1,000,000	1,142,160
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.25	8/15/23	1,000,000	1,142,450
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.38	8/15/38	2,000,000	2,162,340
Massachusetts Health and Educational Facilities
Authority, Revenue (UMass Memorial Issue)	5.25	7/1/25	2,000,000	2,002,260
Massachusetts Health and Educational Facilities
Authority, Revenue (Wellesley College Issue)	5.00	7/1/24	1,000,000	1,063,510

The Funds	69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	3,430,000	3,621,703
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	200,000	196,966
Massachusetts Industrial Finance Agency, Education Revenue
(Saint John’s High School of Worcester County, Inc. Issue)	5.70	6/1/18	1,290,000	1,292,270
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Nuclear Project Number 4
Issue) (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	5,000,000	5,106,250
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000	2,730,075
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/16	2,720,000	3,248,795
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000	4,626,760
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/15	1,900,000	2,222,069
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/18	5,000,000	5,689,850
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/21	2,000,000	2,253,480
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/24	205,000	225,119
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	8/15/27	1,500,000	1,633,830
Massachusetts Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/20	5,000,000	5,848,800
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.63	8/1/13	25,000	25,110
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.50	8/1/14	30,000	30,128
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	170,000	191,449
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/18	75,000	78,095
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/21	2,625,000	3,024,814
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/23	1,500,000	1,864,290
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/32	2,000,000	2,021,980
Massachusetts Water Pollution Abatement
Trust (Pool Program) (Prerefunded)	5.25	8/1/14	1,330,000 [a]	1,516,227
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000	155,522
Massachusetts Water Pollution Abatement Trust, Water Pollution
Abatement Revenue (South Essex Sewer District Loan Program)	6.38	2/1/15	195,000	195,971
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,475,000	3,015,095
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	5,000,000	5,612,800
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/39	1,000,000	1,058,550

70

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Water Resources Authority, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/18	500,000	614,590
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	6.00	8/1/14	1,000,000	1,157,690
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/19	1,500,000	1,770,270
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/21	1,000,000	1,153,500
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/24	2,500,000	2,810,025
Middleborough, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	12/15/16	1,000,000	1,184,680
Middleborough, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	12/15/18	1,275,000	1,465,332
Milton, GO School Bonds	5.00	3/1/23	500,000	550,070
Milton, GO School Bonds	5.00	3/1/24	500,000	547,710
Milton, GO School Bonds	5.00	3/1/25	500,000	544,025
Northampton, GO (Insured; National Public Finance Guarantee Corp.)	5.13	10/15/16	1,985,000	2,232,807
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	1,000,000	1,031,020
Pembroke, GO (Insured; National Public Finance Guarantee Corp.)	4.50	8/1/13	695,000	745,923
Pembroke, GO (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/20	960,000	1,066,656
Randolph, GO (Insured; AMBAC)	5.00	9/1/17	1,045,000	1,150,263
Randolph, GO (Insured; AMBAC)	5.00	9/1/24	490,000	514,245
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000	1,271,162
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000	1,324,253
University of Massachusetts Building Authority, Revenue	6.88	5/1/14	1,500,000	1,644,855
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/16	1,000,000	1,119,190
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/17	1,000,000	1,108,860
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.00	4/1/18	625,000	688,488
U.S. Related—10.9%
Government of Guam, LOR (Section 30)	5.63	12/1/29	1,000,000	1,016,390
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000	533,965
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/12	300,000	310,113
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/13	1,175,000	1,268,036
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/18	2,500,000	2,785,500

The Funds	71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/22	1,500,000	1,534,545
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/14	500,000	544,650
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/15	1,135,000	1,244,312
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,000,000	1,108,120
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	2,000,000	2,125,440
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000	1,082,620
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,205,000	3,347,623
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,209,850
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	2,000,000	2,130,520
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	1,090,000	1,181,179
Puerto Rico Highways and Transportation
Authority, Highway Revenue	5.00	7/1/16	1,000,000	1,087,680
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; FGIC)	5.50	7/1/16	3,265,000	3,624,150
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	1,905,000	1,986,725
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	1,550,000	1,610,714
Puerto Rico Infrastructure Financing
Authority, Special Tax Revenue	5.00	7/1/20	2,260,000	2,323,280
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	1,780,000	1,846,999
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000 [c]	861,430
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000 [c]	524,280
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	1,500,000	1,587,960
Total Long-Term Municipal Investments
(cost $328,776,746)				349,733,056

72

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.7%	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts;
Massachusetts, Consolidated Loan
(Liquidity Facility; Wells Fargo Bank)	0.11	9/1/11	1,300,000 [d]	1,300,000
Massachusetts, Consolidated Loan (LOC; Bank of America)	0.14	9/1/11	1,700,000 [d]	1,700,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Stonehill College Issue) (LOC; Bank of America)	0.14	9/1/11	3,000,000 [d]	3,000,000
Total Short-Term Municipal Investments
(cost $6,000,000)				6,000,000
Total Investments (cost $334,776,746)			99.3%	355,733,056
Cash and Receivables (Net)			.7%	2,484,766
Net Assets			100.0%	358,217,822

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds	73

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	38.4
AA		Aa		AA	30.2
A		A		A	19.3
BBB		Baa		BBB	10.0
F1		MIG1/P1		SP1/A1	1.2
F2		MIG2/MIG3/P2		SP2/A2	.4
Not Rated[e]		Not Rated[e]		Not Rated[e]	.5
100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

74

STATEMENT OF FINANCIAL FUTURES
August 31, 2011

		Market Value		Unrealized
BNY Mellon Massachusetts		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2011 ($)
Financial Futures Short
U.S. Treasury 10 Year Notes	70	(9,102,188)	September 2011	(518,984)

See notes to financial statements.

The Funds	75

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.8%	Rate (%)	Date	Amount ($)	Value ($)
New York—88.6%
Albany County Airport Authority, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000	1,643,790
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	2,500,000	2,622,950
Battery Park City Authority, Senior Revenue	5.25	11/1/22	1,000,000	1,083,760
Erie County Fiscal Stability Authority, Sales Tax
and State Aid Secured Revenue	5.00	12/1/24	2,000,000	2,296,740
Erie County Industrial Development Agency, Revenue
(City School District of the City of Buffalo Project)	5.00	5/1/17	2,500,000 [a]	2,931,875
Katonah-Lewisboro Union Free School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	9/15/15	1,000,000 [a]	1,175,790
Long Island Power Authority, Electric System General Revenue	5.25	6/1/14	2,000,000	2,238,600
Long Island Power Authority, Electric System General
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	1,000,000	1,145,820
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	5,000,000	5,340,100
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/17	1,000,000	1,138,770
Nassau County, GO (General Improvement)	4.00	10/1/16	1,545,000	1,718,287
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	1,000,000	1,103,840
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/16	1,500,000	1,620,765
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue (Insured; AMBAC)	5.00	11/15/17	1,500,000	1,618,035
Nassau County Interim Finance Authority, Sales Tax Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/16	1,000,000	1,162,750
Nassau County Sewer and Storm Water Finance
Authority, System Revenue (Insured;
Berkshire Hathaway Assurance Corporation)	5.38	11/1/28	1,000,000	1,102,230
New York City, GO	5.00	8/1/17	1,535,000	1,833,941
New York City, GO	5.00	8/1/18	1,000,000	1,153,780
New York City, GO	5.25	9/1/20	1,000,000	1,174,540
New York City, GO	5.13	12/1/22	1,000,000	1,124,480
New York City, GO	5.25	9/1/23	1,000,000	1,130,000
New York City, GO (Insured;
Assured Guaranty Municipal Corp.)	5.00	4/1/18	1,000,000	1,126,690
New York City Industrial Development Agency, Civic Facility
Revenue (United Jewish Appeal—Federation of
Jewish Philanthropies of New York, Inc. Project)	5.00	7/1/27	1,250,000 [a]	1,322,612
New York City Industrial Development Agency, PILOT
Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	500,000	532,895
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured;
Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,000,000	1,129,810

76

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial Development Agency, Special Revenue
(New York City—New York Stock Exchange Project)	5.00	5/1/21	1,000,000	1,119,960
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.00	6/15/22	1,000,000	1,087,060
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	6/15/40	1,275,000	1,422,058
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/20	2,500,000	2,908,975
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/26	1,200,000	1,348,572
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/25	1,545,000 [a]	1,716,634
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	1,650,000	1,807,493
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50	11/15/17	5,000	5,303
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.00	8/1/22	2,000,000	2,272,660
New York City Transitional Finance Authority,
Future Tax Secured Revenue (Prerefunded)	5.50	11/15/12	1,750,000 [b]	1,860,635
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000	2,120,317
New York City Trust for Cultural Resources, Revenue
(Lincoln Center for the Performing Arts, Inc.)	5.75	12/1/16	1,000,000	1,210,060
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/34	2,000,000 [a]	2,122,660
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/39	3,750,000 [a]	3,931,425
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/25	1,150,000	1,266,828
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/31	1,000,000	1,062,710
New York City Trust for Cultural Resources,
Revenue (Whitney Museum of American Art)	5.00	7/1/21	2,000,000	2,266,820
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	3,175,000	3,492,913
New York Local Government Assistance Corporation, Revenue	5.00	4/1/18	2,500,000	2,964,000
New York State, GO	5.00	4/15/14	1,000,000	1,073,300
New York State, GO	5.00	3/1/19	1,000,000	1,152,470
New York State, GO	5.00	2/15/26	2,600,000	2,880,020
New York State Dormitory Authority, Consolidated
Fifth General Resolution Revenue (City University System)	5.00	7/1/19	1,000,000 [a]	1,116,020
New York State Dormitory Authority, Consolidated
Revenue (City University System) (Insured; FGIC)	5.75	7/1/18	2,370,000 [a]	2,726,258
New York State Dormitory Authority, LR
(State University Dormitory Facilities Issue)	5.00	7/1/18	1,000,000 [a]	1,105,270

The Funds	77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority,
Revenue (Columbia University)	5.00	7/1/18	1,500,000 [a]	1,758,075
New York State Dormitory Authority,
Revenue (Columbia University)	5.00	7/1/38	500,000 [a]	536,875
New York State Dormitory Authority, Revenue (Convent of the
Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000 [a]	1,072,740
New York State Dormitory Authority, Revenue (Fordham
University) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	405,000 [a]	414,554
New York State Dormitory Authority, Revenue
(Memorial Sloan-Kettering Cancer Center)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/20	3,250,000	3,450,623
New York State Dormitory Authority, Revenue
(Memorial Sloan-Kettering Cancer Center)
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/23	2,000,000	2,358,140
New York State Dormitory Authority, Revenue
(Mental Health Services Facilities Improvement)
(Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/17	1,460,000	1,691,921
New York State Dormitory Authority,
Revenue (Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000	3,125,940
New York State Dormitory Authority, Revenue
(Mount Sinai School of Medicine of New York University)	5.13	7/1/39	5,000,000 [a]	5,088,400
New York State Dormitory Authority,
Revenue (New York University)	5.25	7/1/34	2,500,000 [a]	2,689,950
New York State Dormitory Authority, Revenue (New York
University) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	1,500,000 [a]	1,634,580
New York State Dormitory Authority, Revenue
(Rochester Institute of Technology)	5.00	7/1/23	1,000,000 [a]	1,115,100
New York State Dormitory Authority, Revenue
(School Districts Financing Program)	5.00	10/1/23	2,000,000 [a]	2,239,440
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)	5.00	10/1/18	2,000,000 [a]	2,333,300
New York State Dormitory Authority, Revenue
(State University Educational Facilities)
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/15	500,000 [a]	560,045
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/25	1,000,000 [a]	1,125,280
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/40	5,000,000 [a]	5,303,800
New York State Dormitory Authority, Revenue (Vassar College)	5.00	7/1/15	675,000 [a]	771,761
New York State Dormitory Authority,
Secured HR (The Bronx-Lebanon Hospital Center)	4.00	8/15/14	1,000,000	1,081,880
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/16	1,000,000 [a]	1,098,250
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000 [a]	1,121,550

78

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/14	1,500,000	1,702,905
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.38	6/15/15	1,000,000	1,038,100
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.25	6/15/19	775,000	801,629
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.00	6/15/30	1,000,000	1,067,740
New York State Environmental Facilities Corporation, State Water
Pollution Control Revolving Fund Revenue (New York City
Municipal Water Finance Authority Project)	7.00	6/15/12	50,000	50,280
New York State Medical Care Facilities Finance Agency,
Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	245,000	245,696
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.10	10/1/17	1,000,000	1,002,000
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.38	10/1/17	820,000	821,525
New York State Municipal Bond Bank Agency, Recovery Act
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/15/16	2,000,000	2,288,440
New York State Power Authority, Revenue (Insured; FGIC)	5.00	11/15/20	1,000,000	1,135,540
New York State Power Authority, Revenue (Prerefunded)	5.00	11/15/12	2,500,000 [b]	2,643,775
New York State Thruway Authority,
General Revenue (Insured; AMBAC)	5.00	1/1/19	1,000,000	1,104,420
New York State Thruway Authority, Local Highway
and Bridge Service Contract Bonds	5.50	4/1/14	1,000,000	1,028,960
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	2,000,000	2,166,920
New York State Urban Development Corporation,
Service Contract Revenue	5.00	1/1/16	2,000,000	2,311,240
New York State Urban Development Corporation,
Service Contract Revenue	5.25	1/1/24	2,375,000	2,627,819
Onondaga County, GO	5.00	5/1/17	1,150,000	1,187,168
Onondaga County Trust for Cultural Resources,
Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000 [a]	2,986,675
Orange County, GO	5.00	7/15/19	1,000,000	1,112,450
Orange County, GO	5.00	7/15/20	1,000,000	1,103,790
Port Authority of New York and New Jersey (Consolidated Bonds,
125th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/19	2,000,000	2,072,720
Port Authority of New York and New Jersey (Consolidated Bonds,
128th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/18	1,000,000	1,058,540
Port Authority of New York and New Jersey (Consolidated Bonds,
140th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/19	1,000,000	1,135,770

The Funds	79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
Port Authority of New York and New Jersey
(Consolidated Bonds, 142nd Series)	5.00	7/15/21	1,000,000	1,127,170
Sales Tax Asset Receivable Corporation,
Sales Tax Asset Revenue (Insured; AMBAC)	5.00	10/15/29	2,500,000	2,649,175
Sales Tax Asset Receivable Corporation, Sales Tax Asset
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	10/15/25	1,450,000	1,578,557
Suffolk County Industrial Development Agency, Civic Facility
Revenue (New York Institute of Technology Project)	5.00	3/1/26	750,000 [a]	764,205
Suffolk County Water Authority, Water System Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	4.00	6/1/13	1,000,000 [b]	1,075,060
Triborough Bridge and Tunnel Authority, General Purpose Revenue	5.25	1/1/16	1,000,000	1,016,410
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000 [b]	1,266,230
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/15	1,000,000	1,179,480
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/16	2,000,000	2,117,660
Triborough Bridge and Tunnel Authority, General Revenue	5.25	11/15/17	775,000	820,299
Triborough Bridge and Tunnel Authority, General Revenue	5.00	11/15/21	1,000,000	1,054,070
Triborough Bridge and Tunnel Authority, Subordinate Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	11/15/21	1,375,000	1,692,213
Westchester County, GO	4.00	11/15/15	1,000,000	1,115,160
U.S. Related—9.2%
Guam, Hotel Occupancy Tax Revenue	5.00	11/1/16	1,000,000	1,080,000
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,500,000	2,770,300
Puerto Rico Electric Power Authority, Power Revenue (Insured; XLCA)	5.50	7/1/17	2,000,000	2,253,120
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	3,500,000	3,792,775
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000	272,204
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/19	270,000	280,989
Puerto Rico Housing Finance Authority, Capital Fund
Program Revenue (Puerto Rico Housing
Administration Projects) (Prerefunded)	5.00	12/1/13	730,000 [b]	804,132
Puerto Rico Housing Finance Authority, Capital Fund
Program Revenue (Puerto Rico Housing
Administration Projects) (Prerefunded)	5.00	12/1/13	740,000 [b]	815,147
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	1,000,000	1,037,640
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,700,000 [c]	1,464,431

80

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000 [c]	349,520
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/34	2,000,000 [d]	470,020
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0.00	8/1/36	1,250,000 [d]	253,325
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	2,500,000	2,646,600
Total Long-Term Municipal Investments
(cost $183,526,170)				195,525,469

Short-Term Municipal Investments—1.0%
New York;
Long Island Power Authority, Electric System
Subordinated Revenue (LOC; Westdeutsche Landesbank)	0.15	9/1/11	1,200,000 [e]	1,200,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.10	9/1/11	100,000 [e]	100,000
New York City, GO Notes (LOC; Westdeutsche Landesbank)	0.25	9/1/11	600,000 [e]	600,000
Total Short-Term Municipal Investments
(cost $1,900,000)				1,900,000

Total Investments (cost $185,426,170)			98.8%	197,425,469
Cash and Receivables (Net)			1.2%	2,298,205
Net Assets			100.0%	199,723,674

a At August 31, 2011, the fund had $50,763,124 or 25.4% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from education.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds	81

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	27.5
AA		Aa		AA	46.1
A		A		A	19.2
BBB		Baa		BBB	6.1
F1		MIG1/P1		SP1/A1	1.0
Not Rated[f]		Not Rated[f]		Not Rated[f]	.1
100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

82

STATEMENT OF FINANCIAL FUTURES
August 31, 2011

		Market Value		Unrealized
BNY Mellon New York		Covered by		(Depreciation)
Intermediate Tax-Exempt Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2011 ($)
Financial Futures Short
U.S. Treasury 10 Year Notes	40	(5,201,250)	September 2011	(296,563)

See notes to financial statements.

The Funds	83

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Municipal Opportunities Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—109.4%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.2%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	5,000,000	4,962,700
Tuscaloosa Public Educational Building Authority, Student Housing
Revenue (Ridgecrest Student Housing, LLC University of
Alabama Ridgecrest Residential Project) (Insured;
Assured Guaranty Municipal Corp.)	6.75	7/1/33	1,100,000	1,258,378
Alaska—.6%
Valdez, Marine Terminal Revenue (BP Pipelines Inc. Project)	5.00	1/1/21	2,500,000	2,811,100
Arizona—1.2%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/27	750,000	854,482
Pima County Industrial Development Authority, IDR
(Tucson Electric Power Company Project)	5.25	10/1/40	3,250,000	2,950,253
University Medical Center Corporation, HR	6.00	7/1/39	2,500,000	2,508,950
California—15.0%
California, GO	4.50	8/1/30	4,000,000	3,844,560
California, GO (Various Purpose)	6.50	4/1/33	1,000,000	1,155,380
California, GO (Various Purpose)	6.00	4/1/38	2,250,000	2,456,415
California Department of Water Resources,
Water System Revenue (Central Valley Project)	5.00	12/1/20	9,570,000 [a]	11,778,852
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	490,000	541,974
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000 [b]	13,198
California Municipal Finance Authority,
Revenue (Eisenhower Medical Center)	5.75	7/1/40	3,300,000	3,276,735
California Statewide Communities Development Authority,
Charter School Revenue (Green Dot Public Schools)
(Animo Inglewood Charter High School Project)	7.25	8/1/41	1,500,000	1,514,100
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.75	2/1/38	2,500,000	2,823,075
California Statewide Communities Development
Authority, Revenue (Sutter Health)	6.00	8/15/42	6,000,000	6,478,200
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	495,000	385,526
JPMorgan Chase Putters/Drivers Trust (Los Angeles
Department of Airports, Senior Revenue
(Los Angeles International Airport))	5.25	5/15/18	10,000,000 [c,d]	11,085,200
Los Angeles Department of Water and
Power, Water System Revenue	5.00	7/1/41	5,000,000	5,221,450
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000	1,027,650
M-S-R Energy Authority, Gas Revenue	7.00	11/1/34	3,730,000	4,198,786
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/32	4,500,000 [e]	1,190,340

84

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Newport Beach, Revenue (Hoag Memorial Hospital Presbyterian)	6.00	12/1/40	4,630,000	5,091,009
Northern California Gas Authority Number 1, Gas Project Revenue	0.89	7/1/27	660,000 [f]	474,408
Oceanside Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/35	8,000,000 [e]	1,740,560
Sacramento County, Airport System Subordinate and
Passenger Facility Charges Grant Revenue	6.00	7/1/35	3,000,000	3,196,620
San Diego County Regional Airport Authority,
Subordinate Airport Revenue	5.00	7/1/34	1,000,000	1,005,610
San Diego Regional Building Authority, LR (County
Operations Center and Annex Redevelopment Project)	5.38	2/1/36	2,000,000	2,120,240
San Diego Unified School District, GO	0.00	7/1/25	4,000,000 [e]	1,885,880
San Francisco City and County Redevelopment
Financing Authority, Tax Allocation Revenue
(San Francisco Redevelopment Projects)	6.63	8/1/41	1,750,000	1,867,128
South Bayside Waste Management Authority, Solid Waste
Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000	1,033,320
Colorado—.8%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000	575,095
Denver City and County, Airport System Revenue	5.00	11/15/21	1,500,000	1,673,205
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000	1,114,150
Northern Colorado Water Conservancy District Building
Corporation, COP (Lease Purchase Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.50	10/1/16	500,000	522,735
Connecticut—3.1%
Connecticut Development Authority, PCR
(Connecticut Light and Power Company Project)	5.95	9/1/28	9,000,000	9,044,280
Connecticut Health and Educational Facilities Authority,
Revenue (Western Connecticut Health Network Issue)	5.38	7/1/41	1,250,000	1,279,137
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	5.05	7/1/42	5,000,000	5,306,550
Delaware—.4%
Delaware Economic Development Authority,
Exempt Facility Revenue (Indian River Power LLC Project)	5.38	10/1/45	2,500,000	2,241,375
Florida—6.0%
Brevard County Health Facilities Authority,
Health Facilities Revenue (Health First, Inc. Project)	7.00	4/1/39	1,500,000	1,646,655
Florida Municipal Power Agency,
All-Requirements Power Supply Project Revenue	6.25	10/1/31	1,000,000	1,142,550
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000	1,234,488
Miami-Dade County Educational Facilities Authority,
Revenue (University of Miami Issue) (Insured;
Berkshire Hathaway Assurance Corporation)	5.50	4/1/38	600,000	622,686

The Funds	85

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	2,000,000	1,983,260
Miami-Dade County School Board, COP
(Master Lease Purchase Agreement) (Insured; AMBAC)	5.00	11/1/25	5,000,000	5,132,350
Mid-Bay Bridge Authority, Springing Lien Revenue	7.25	10/1/34	5,000,000	5,164,800
Mid-Bay Bridge Authority, Springing Lien Revenue	7.25	10/1/40	5,000,000	5,077,000
Palm Beach County School Board, COP (Master Lease Purchase
Agreement) (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/12	500,000	519,215
Sarasota County Public Hospital District, HR
(Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000	2,044,920
Seminole Tribe, Special Obligation Revenue	5.25	10/1/27	2,500,000 [d]	2,206,850
Tampa Bay Water, A Regional Water Supply
Authority, Utility System Revenue	5.00	10/1/18	3,000,000	3,586,140
Georgia—2.1%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000	1,160,240
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	5.75	1/1/29	2,140,000	1,760,022
DeKalb County, GO	5.00	1/1/19	500,000	516,870
DeKalb County, GO (Special Transportation,
Parks and Greenspace and Libraries Tax District)	5.00	12/1/18	750,000	798,975
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	1,000,000	1,180,570
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/41	5,000,000	5,330,200
Hawaii—1.5%
Hawaii Department of Budget and Finance, Special Purpose
Revenue (Hawai’i Pacific Health Obligated Group)	5.63	7/1/30	1,350,000	1,358,748
Hawaii Department of Budget and Finance, Special Purpose
Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000	6,384,960
Idaho—1.0%
University of Idaho Regents, General Revenue	5.25	4/1/21	4,485,000	5,181,655
Illinois—3.7%
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	5.75	1/1/39	2,500,000	2,674,850
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	6.50	1/1/41	5,000,000	5,641,050
Illinois Finance Authority, Revenue (The Art Institute of Chicago)	6.00	3/1/38	1,000,000	1,069,190
Metropolitan Pier and Exposition Authority, Revenue
(McCormick Place Expansion Project)
(Insured; Assured Guaranty Municipal Corp.)	0.00	6/15/26	2,000,000 [e]	922,700
Metropolitan Pier and Exposition Authority, Revenue
(McCormick Place Expansion Project)
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/50	5,605,000	5,337,810

86

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	6.00	6/1/28	3,000,000	3,075,330
Indiana—1.3%
Indiana Finance Authority, First Lien Wastewater
Utility Revenue (CWA Authority Project)	5.25	10/1/38	2,500,000	2,600,750
Indiana Finance Authority, First Lien Wastewater
Utility Revenue (CWA Authority Project)	5.00	10/1/41	2,330,000	2,362,154
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	1,570,000	1,608,967
Kentucky—.1%
Kentucky Property and Buildings Commission,
Revenue (Project Number 90)	5.38	11/1/23	500,000	563,945
Louisiana—1.5%
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	4,000,000	4,450,200
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000	1,074,130
New Orleans Aviation Board, Revenue
(Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/23	2,000,000	2,313,820
Maine—1.2%
Maine Health and Higher Educational Facilities
Authority, Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,500,000	2,506,800
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	3,500,000	3,571,785
Maryland—1.8%
Frederick County, Special Obligation Bonds
(Urbana Community Development Authority)	5.00	7/1/40	2,000,000	2,017,640
Maryland Economic Development
Corporation, EDR (Terminal Project)	5.75	6/1/35	3,500,000	3,459,435
Maryland Economic Development Corporation,
Port Facilities Revenue (CNX Marine
Terminals Inc. Port of Baltimore Facility)	5.75	9/1/25	1,000,000	987,530
Maryland Health and Higher Educational Facilities
Authority, Revenue (Anne Arundel Health System Issue)	6.75	7/1/29	2,000,000	2,292,740
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000	253,767
Massachusetts—11.5%
JPMorgan Chase Putters/Drivers Trust
(Massachusetts, GO Consolidated Loan)	5.00	4/1/19	15,000,000 [c,d]	17,697,037
JPMorgan Chase Putters/Drivers Trust (Massachusetts Development
Finance Authority, Revenue (Harvard University Issue))	5.00	10/15/18	12,000,000 [c,d]	13,115,400
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	7.25	1/1/32	3,090,000	3,418,498

The Funds	87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.88	1/1/41	1,000,000	1,060,260
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	5.50	7/1/31	1,750,000	1,768,393
Massachusetts Development Finance Agency,
SWDR (Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000	2,273,540
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.50	5/1/14	1,000,000	1,095,610
Massachusetts Health and Educational Facilities
Authority, Revenue (Harvard University Issue)	5.00	12/15/34	10,000,000	10,916,400
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.38	7/1/35	2,000,000	1,915,680
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	500,000	614,445
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	2,000,000	2,249,620
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000	50,169
Metropolitan Boston Transit Parking Corporation,
Systemwide Senior Lien Parking Revenue	5.00	7/1/41	1,915,000	1,924,479
Michigan—1.2%
Detroit, Water Supply System Second Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000	980,780
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000	3,119,760
Michigan Strategic Fund, LOR (State of
Michigan Cadillac Place Office Building Project)	5.25	10/15/31	2,000,000	2,073,000
Minnesota—6.7%
JPMorgan Chase Putters/Drivers Trust
(Minnesota, GO (Various Purpose))	5.00	8/1/18	17,125,000 [c,d]	20,367,709
JPMorgan Chase Putters/Drivers Trust
(Minnesota, GO (Various Purpose))	5.00	8/1/18	10,000,000 [c,d]	12,406,500
Minneapolis, Health Care System
Revenue (Fairview Health Services)	6.63	11/15/28	1,000,000	1,109,330
Mississippi—.3%
Warren County, Gulf Opportunity Zone
Revenue (International Paper Company Projects)	5.80	5/1/34	1,500,000	1,513,170
Missouri—1.8%
Cape Girardeau County Industrial Development Authority,
Health Facilities Revenue (Saint Francis Medical Center)	5.50	6/1/34	385,000	388,380
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington University)	5.00	11/15/37	4,000,000	4,372,600
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington University)	5.00	11/15/41	4,000,000	4,369,080

88

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey—3.4%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000	1,044,070
New Jersey Educational Facilities Authority,
Revenue (University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	2,000,000	2,320,560
New Jersey Health Care Facilities Financing Authority,
Revenue (AHS Hospital Corporation Issue)	6.00	7/1/41	1,000,000	1,065,650
New Jersey Health Care Facilities Financing Authority, Revenue
(Saint Peter’s University Hospital Obligated Group Issue)	6.00	7/1/26	2,500,000	2,525,650
New Jersey Health Care Facilities Financing Authority, Revenue
(Saint Peter’s University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000	1,494,315
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.13	6/15/29	5,000,000	5,246,900
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	5,000,000 [e]	1,744,850
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/30	5,000,000 [e]	1,616,650
New York—12.3%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	4,225,000	4,432,785
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.00	7/15/30	6,000,000	6,082,200
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	500,000	586,945
New York City, GO	6.00	10/15/23	500,000	598,650
New York City Industrial Development Agency, PILOT
Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	500,000	532,895
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured;
Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,300,000	1,468,753
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	12/15/16	5,090,000 [c,d]	5,677,074
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	12/15/16	9,000,000 [c,d]	10,038,060
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/29	10,000,000	11,002,800
New York State Dormitory Authority,
Revenue (Columbia University)	5.00	7/1/38	10,595,000	11,376,381
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,121,550
Port Authority of New York and New Jersey, Special
Project Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	9,000,000	9,151,020
North Carolina—.6%
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/26	2,500,000	2,680,400

The Funds	89

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/19	250,000	283,495
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Insured; FGIC)	5.50	1/1/17	150,000	150,416
Ohio—.2%
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,000,000	1,091,170
Oregon—.4%
Oregon Health and Science University, Revenue	5.75	7/1/39	2,000,000	2,153,800
Pennsylvania—.5%
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Pennsylvania Health System)	5.75	8/15/41	2,550,000	2,706,698
Texas—14.7%
Central Texas Regional Mobility Authority, Senior Lien Revenue	6.00	1/1/41	5,000,000	4,805,800
Dallas, GO	5.00	2/15/27	515,000	560,680
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000	1,114,630
Harris County Health Facilities Development Corporation,
HR (Memorial Hermann Healthcare System)	7.00	12/1/27	1,000,000	1,126,750
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	5.88	5/15/21	1,000,000	1,040,020
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.50	5/15/31	2,800,000	2,899,456
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.88	5/15/41	3,000,000	3,131,640
Liberty Hill Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/1/40	2,000,000	2,119,880
Love Field Airport Modernization Corporation, Special Facilities
Revenue (Southwest Airlines Company—Love Field
Modernization Program Project)	5.25	11/1/40	4,000,000	3,772,240
North Texas Tollway Authority, Special Projects System Revenue	5.50	9/1/41	2,500,000	2,694,325
North Texas Tollway Authority, Special Projects System Revenue	0.00	9/1/43	2,000,000 [e]	236,780
North Texas Tollway Authority, System First Tier Revenue	6.00	1/1/38	7,000,000	7,396,130
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (LBJ Infrastructure
Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	5,000,000	5,208,000
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (NTE Mobility
Partners LLC North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000	2,712,125
Texas Public Finance Authority Charter School Finance
Corporation, Education Revenue (Cosmos Foundation, Inc.)	6.20	2/15/40	5,900,000	5,837,578

90

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	1/1/20	10,000,000	10,711,400
Waxahachie Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/37	17,605,000	18,429,090
Washington—1.8%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/21	8,000,000 [a]	9,181,360
Wisconsin—1.3%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000 [d]	1,439,374
Southeast Wisconsin Professional Baseball
Park District, Sales Tax Revenue (Insured;
National Public Finance Guarantee Corp.)	5.50	12/15/23	1,000,000	1,168,730
Wisconsin, General Fund Annual Appropriation Bonds	5.38	5/1/25	1,000,000	1,129,950
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000	1,667,370
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000	1,132,850
U.S. Related—10.2%
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000	2,669,825
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000	5,220,000
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000	2,105,300
Guam Government Department of Education,
COP (John F. Kennedy High School Project)	6.63	12/1/30	1,000,000	1,005,150
Puerto Rico Aqueduct and
Sewer Authority, Senior Lien Revenue	6.00	7/1/38	9,105,000	9,139,508
Puerto Rico Commonwealth, Public Improvement GO	6.00	7/1/40	10,000,000	10,124,900
Puerto Rico Commonwealth, Public Improvement GO	5.75	7/1/41	2,000,000	1,975,920
Puerto Rico Electric Power Authority, Power Revenue	5.75	7/1/36	5,000,000	5,123,000
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000	811,965
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	6,000,000 [g]	5,168,580
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000 [g]	524,280
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	5.38	8/1/39	1,500,000	1,513,065
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.00	8/1/42	3,870,000	4,096,937
Virgin Islands Public Finance Authority, Subordinated Revenue
(Virgin Islands Matching Fund Loan Note—Diageo Project)	6.75	10/1/37	2,000,000	2,123,740
Total Long-Term Municipal Investments
(cost $523,892,808)				553,438,258

The Funds	91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.8%	Rate (%)	Date	Amount ($)	Value ($)
Colorado—.2%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; JPMorgan Chase Bank)	0.14	9/1/11	1,100,000 [h]	1,100,000
Florida—.4%
Florida Municipal Power Agency, Revenue, Refunding
(All-Requirements Power Supply Project) (LOC; Bank of America)	0.17	9/1/11	1,200,000 [h]	1,200,000
Jacksonville Health Facilities Authority, HR,
Refunding (Baptist Medical Center) (LOC; Wells Fargo Bank)	0.12	9/1/11	1,175,000 [h]	1,175,000
Massachusetts—.2%
Massachusetts Health and Educational Facilities Authority,
Revenue (Children’s Hospital Issue) (LOC; JPMorgan Chase Bank)	0.13	9/1/11	1,000,000 [h]	1,000,000
Pennsylvania—.5%
Lancaster County Hospital Authority, Health System
Revenue (The Lancaster General Hospital
Refunding Project) (LOC; Bank of America)	0.16	9/1/11	2,500,000 [h]	2,500,000
Utah—.5%
Utah Transit Authority, Subordinated Sales Tax
Revenue (LOC; Fortis Bank)	0.16	9/1/11	2,300,000 [h]	2,300,000
Total Short-Term Municipal Investments
(cost $9,275,000)				9,275,000

Total Investments (cost $533,167,808)			111.2%	562,713,258
Liabilities, Less Cash and Receivables			(11.2%)	(56,526,104)
Net Assets			100.0%	506,187,154

a Purchased on a delayed delivery basis.
b This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Collateral for floating rate borrowings.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, these securities were valued at $94,033,204 or 18.6% of net assets.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Variable rate security—interest rate subject to periodic change.
g Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[h] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

92

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	26.5
AA		Aa		AA	22.3
A		A		A	20.3
BBB		Baa		BBB	29.1
BB		Ba		BB	.2
B		B		B	.2
F1[i]		MIG1/P1[i]		SP1/A1[i]	1.4
100.0

† Based on total investments.
i Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	93

STATEMENT OF FINANCIAL FUTURES
August 31, 2011

				Unrealized
		Market Value		Appreciation/
BNY Mellon		Covered by		(Depreciation)
Municipal Opportunities Fund	Contracts	Contracts ($)	Expiration	at 8/31/2011 ($)
Financial Futures Short
U.S. Treasury 30 Year Bonds	300	(40,809,375)	September 2011	281,656
U.S. Treasury 10 Year Notes	500	(65,015,625)	September 2011	(3,707,031)
Gross Unrealized Appreciation				281,656
Gross Unrealized Depreciation				(3,707,031)

See notes to financial statements.

94

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2011

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Assets ($):
Investments in securities—
See Statement of Investments†	1,577,444,088	1,084,482,761	426,132,428	355,733,056
Cash	—	2,278,856	—	—
Cash on Initial Margin—Note 5	544,000	—	144,000	112,000
Interest receivable	16,579,460	10,414,151	5,058,910	3,519,135
Receivable for investment securites sold	8,598,551	1,207,365	—	150,991
Receivable for shares of Beneficial Interest subscribed	1,241,992	—	—	—
Receivable for futures variation margin—Note 5	122,188	—	32,344	25,156
Prepaid expenses and other receivables	31,221	22,309	19,307	25,143
	1,604,561,500	1,098,405,442	431,386,989	359,565,481
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	512,221	351,748	199,777	120,935
Due to Administrator—Note 4(a)	166,406	114,807	45,498	37,742
Cash overdraft due to Custodian	3,404,839	—	1,307,834	728,494
Payable for investment securities purchased	22,298,042	4,000,000	—	—
Payable for shares of Beneficial Interest redeemed	1,184,249	1,559,163	55,747	408,207
Accrued expenses and other liabilities	93,508	25,228	38,411	52,281
	27,659,265	6,050,946	1,647,267	1,347,659
Net Assets ($)	1,576,902,235	1,092,354,496	429,739,722	358,217,822
Composition of Net Assets ($):
Paid—in capital	1,498,327,105	1,076,587,962	409,239,957	337,540,632
Accumulated net realized
gain (loss) on investments	1,629,836	(1,092,662)	(2,587,289)	239,864
Accumulated net unrealized appreciation
(depreciation) on investments [including
($2,520,781) (depreciation) on financial
futures for BNY Mellon National Intermediate
Municipal Bond Fund, ($667,266) (depreciation)
on financial futures for BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund and ($518,984)
(depreciation) on financial futures for BNY Mellon
Massachusetts Intermediate Municipal Bond Fund]	76,945,294	16,859,196	23,087,054	20,437,326
Net Assets ($)	1,576,902,235	1,092,354,496	429,739,722	358,217,822
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,535,562,762	1,088,333,699	420,586,458	349,767,991
Shares Outstanding	114,127,164	83,774,083	32,941,160	26,660,225
Net Asset Value Per Share ($)	13.45	12.99	12.77	13.12
Investor Shares
Net Assets ($)	41,236,583	4,020,797	9,153,264	8,429,564
Shares Outstanding	3,068,247	309,935	717,710	642,591
Net Asset Value Per Share ($)	13.44	12.97	12.75	13.12
Dreyfus Premier Shares
Net Assets ($)	102,890	—	—	20,267
Shares Outstanding	7,652	—	—	1,541
Net Asset Value Per Share ($)	13.45	—	—	13.15
† Investments at cost ($)	1,497,978,013	1,067,623,565	402,378,108	334,776,746

See notes to financial statements.

The Funds	95

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon
	New York	BNY Mellon
	Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments†	197,425,469	562,713,258
Cash on Initial Margin—Note 5	64,000	1,625,000
Interest receivable	2,183,593	6,038,629
Receivable for investment securites sold	916,800	5,463,778
Receivable for futures variation margin—Note 5	14,375	564,062
Prepaid expenses and other receivables	16,508	23,976
	200,620,745	576,428,703
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	66,025	235,661
Due to Administrator—Note 4(a)	21,081	54,044
Cash overdraft due to Custodian	484,898	1,569,881
Payable for investment securities purchased	—	19,706,896
Payable for floating rate notes issued—Note 5	—	48,375,000
Payable for shares of Beneficial Interest redeemed	278,218	169,888
Interest and expense payable related
to floating rate notes issued—Note 4	—	89,846
Accrued expenses and other liabilities	46,849	40,333
	897,071	70,241,549
Net Assets ($)	199,723,674	506,187,154
Composition of Net Assets ($):
Paid—in capital	187,529,116	489,851,087
Accumulated net realized gain (loss) on investments	491,822	(9,784,008)
Accumulated net unrealized appreciation (depreciation) on investments
[including ($296,563) (depreciation) on financial futures for BNY Mellon
New York Intermediate Tax-Exempt Bond Fund and ($3,425,375) (depreciation)
on financial futures for BNY Mellon Municipal Opportunities Fund]	11,702,736	26,120,075
Net Assets ($)	199,723,674	506,187,154
Net Asset Value Per Share
Class M Shares
Net Assets ($)	182,546,674	505,034,831
Shares Outstanding	15,925,708	41,170,767
Net Asset Value Per Share ($)	11.46	12.27
Investor Shares
Net Assets ($)	17,177,000	1,152,323
Shares Outstanding	1,497,632	93,929
Net Asset Value Per Share ($)	11.47	12.27
† Investments at cost ($)	185,426,170	533,167,808

See notes to financial statements.

96

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Investment Income ($):
Interest Income	64,730,868	19,635,571	19,770,136	15,012,325
Expenses:
Investment advisory fee—Note 4(a)	5,452,986	3,637,557	2,281,731	1,309,398
Administration fee—Note 4(a)	1,923,109	1,282,802	563,335	461,822
Custodian fees—Note 4(c)	92,079	83,917	34,562	28,814
Shareholder servicing costs—Note 4(c)	88,237	8,480	22,976	21,674
Trustees’ fees and expenses—Note 4(d)	76,024	41,770	16,523	16,418
Loan commitment fees—Note 3	43,932	24,327	11,818	10,930
Registration fees	40,961	32,769	28,737	40,090
Auditing fees	33,773	33,116	28,650	32,525
Legal fees	17,446	23,814	—	206
Prospectus and shareholders’ reports	1,579	5,861	5,614	7,323
Distribution fees—Note 4(b)	530	—	—	98
Miscellaneous	104,509	94,991	49,172	61,149
Total Expenses	7,875,165	5,269,404	3,043,118	1,990,447
Less—reduction in fees due to
earnings credits—Note 4(c)	(40)	(4)	(3)	(13)
Net Expenses	7,875,125	5,269,400	3,043,115	1,990,434
Investment Income—Net	56,855,743	14,366,171	16,727,021	13,021,891
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	3,427,809	551,530	153,946	591,748
Net realized gain (loss) on financial futures	(1,013,870)	—	(268,377)	(208,738)
Net Realized Gain (Loss)	2,413,939	551,530	(114,431)	383,010
Net unrealized appreciation
(depreciation) on investments	(28,149,977)	(1,849,883)	(8,440,603)	(7,429,940)
Net unrealized appreciation
(depreciation) on financial futures	(2,520,781)	—	(667,266)	(518,984)
Net Unrealized Appreciation (Depreciation)	(30,670,758)	(1,849,883)	(9,107,869)	(7,948,924)
Net Realized and Unrealized
Gain (Loss) on Investments	(28,256,819)	(1,298,353)	(9,222,300)	(7,565,914)
Net Increase in Net Assets
Resulting from Operations	28,598,924	13,067,818	7,504,721	5,455,977

See notes to financial statements.

The Funds	97

STATEMENT OF OPERATIONS (continued)

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Investment Income ($):
Interest Income	8,131,363	23,178,701
Expenses:
Investment advisory fee—Note 4(a)	1,016,459	2,341,946
Administration fee—Note 4(a)	250,930	577,787
Interest and expense for floating rate notes issued—Note 3	—	304,393
Shareholder servicing costs—Note 4(c)	45,249	2,879
Auditing fees	31,409	32,603
Registration fees	29,977	44,721
Custodian fees—Note 4(c)	17,274	44,136
Trustees’ fees and expenses—Note 4(d)	8,075	18,228
Prospectus and shareholders’ reports	5,445	8,040
Legal fees	4,234	3,839
Loan commitment fees—Note 3	2,084	8,328
Interest expense—Note 3	—	90
Miscellaneous	60,680	49,801
Total Expenses	1,471,816	3,436,791
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	(227,408)	—
Less—reduction in fees due to earnings credits—Note 4(c)	(45)	(2)
Net Expenses	1,244,363	3,436,789
Investment Income—Net	6,887,000	19,741,912
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	655,960	4,229,810
Net realized gain (loss) on financial futures	(200,169)	(10,130,580)
Net realized gain (loss) on swap transactions	—	(463,465)
Net Realized Gain (Loss)	455,791	(6,364,235)
Net unrealized appreciation (depreciation) on investments	(3,178,502)	3,114,930
Net unrealized appreciation (depreciation) on financial futures	(296,563)	(2,180,297)
Net unrealized appreciation (depreciation) on swap transactions	—	197,069
Net Unrealized Appreciation (Depreciation)	(3,475,065)	1,131,702
Net Realized and Unrealized Gain (Loss) on Investments	(3,019,274)	(5,232,533)
Net Increase in Net Assets Resulting from Operations	3,867,726	14,509,379

See notes to financial statements.

98

STATEMENT OF CASH FLOWS

August 31, 2011

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(775,328,663)
Proceeds from sales of portfolio securities	589,734,106
Net sale of short-term portfolio securities	77,068,040
Financial futures transactions	(13,687,908)
Swap transactions	(1,335,013)
Interest received	20,358,771
Operating expenses paid	(1,104,166)
Paid to The Dreyfus Corporation	(2,272,349)	(106,567,182)
Cash Flows from Financing Activities ($):
Net Beneffical interest transactions		123,593,934
Dividends paid		(17,836,502)
Cash at beginning of period		(760,131)
Cash at end of period		(1,569,881)
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		14,509,379
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(775,328,663)
Proceeds from sales of portfolio securities		589,734,106
Net sale of short-term portfolio securities		77,068,040
Financial futures transactions		(13,687,908)
Swap transactions		(1,335,013)
Increase in interest receivable		(3,423,719)
Decrease in accrued operating expenses		(8,465)
Increase in prepaid expenses		(858)
Increase in Due to The Dreyfus Corporation		69,597
Net realized loss on investments		6,364,235
Net unrealized appreciation on investments		(1,131,702)
Net amortization of premiums on investments		603,789
Net Cash Provided by Operating Activities		106,567,182

See notes to financial statements.

The Funds	99

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2011	2010	2011	2010
Operations ($):
Investment income—net	56,855,743	58,231,021	14,366,171	14,175,472
Net realized gain (loss) on investments	2,413,939	9,629,291	551,530	(424,283)
Net unrealized appreciation (depreciation) on investments	(30,670,758)	64,500,398	(1,849,883)	13,173,941
Net Increase (Decrease) in Net Assets
Resulting from Operations	28,598,924	132,360,710	13,067,818	26,925,130
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(55,351,649)	(56,871,848)	(14,287,423)	(14,102,984)
Investor Shares	(1,172,675)	(1,053,314)	(37,079)	(19,519)
Dreyfus Premier Shares	(3,074)	(4,354)	—	—
Net realized gain on investments:
Class M Shares	(9,584,383)	—	—	—
Investor Shares	(208,965)	—	—	—
Dreyfus Premier Shares	(715)	—	—	—
Total Dividends	(66,321,461)	(57,929,516)	(14,324,502)	(14,122,503)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	325,713,494	508,110,745	745,588,285	1,122,401,893
Investor Shares	24,852,532	12,382,325	9,654,306	5,081,076
Dreyfus Premier Shares	617	783	—	—
Dividends reinvested:
Class M Shares	11,909,817	6,841,545	3,634,774	3,498,579
Investor Shares	871,371	735,891	20,763	17,320
Dreyfus Premier Shares	244	1,064	—	—
Cost of shares redeemed:
Class M Shares	(402,966,796)	(316,873,597)	(720,325,268)	(614,591,338)
Investor Shares	(17,796,785)	(7,014,088)	(8,002,347)	(4,186,369)
Dreyfus Premier Shares	(14,621)	(54,912)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(57,430,127)	204,129,756	30,570,513	512,221,161
Total Increase (Decrease) in Net Assets	(95,152,664)	278,560,950	29,313,829	525,023,788
Net Assets ($):
Beginning of Period	1,672,054,899	1,393,493,949	1,063,040,667	538,016,879
End of Period	1,576,902,235	1,672,054,899	1,092,354,496 1,063,040,667

100

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2011	2010	2011	2010
Capital Share Transactions:
Class M Shares
Shares sold	24,656,277	37,999,991	57,722,325	86,959,713
Shares issued for dividends reinvested	905,280	510,831	281,309	270,826
Shares redeemed	(30,570,651)	(23,686,559)	(55,789,246)	(47,599,781)
Net Increase (Decrease) in Shares Outstanding	(5,009,094)	14,824,263	2,214,388	39,630,758
Investor Shares[a]
Shares sold	1,882,584	926,442	748,410	394,015
Shares issued for dividends reinvested	66,043	54,999	1,607	1,343
Shares redeemed	(1,350,880)	(525,254)	(621,431)	(325,131)
Net Increase (Decrease) in Shares Outstanding	597,747	456,187	128,586	70,227
Dreyfus Premier Shares[a]
Shares sold	47	58	—	—
Shares issued for dividends reinvested	18	80	—	—
Shares redeemed	(1,126)	(4,088)	—	—
Net Increase (Decrease) in Shares Outstanding	(1,061)	(3,950)	—	—

a During the year ended August 31, 2010, 2 Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund representing $24 were automatically converted to 2 Investor shares.

See notes to financial statements.

The Funds	101

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
		Year Ended August 31,
	2011	2010
Operations ($):
Investment income—net	16,727,021	18,860,064
Net realized gain (loss) on investments	(114,431)	(554,785)
Net unrealized appreciation (depreciation) on investments	(9,107,869)	22,794,719
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,504,721	41,099,998
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(16,374,997)	(18,568,757)
Investor Shares	(307,935)	(229,463)
Net realized gain on investments:
Class M Shares	—	(113,887)
Investor Shares	—	(939)
Total Dividends	(16,682,932)	(18,913,046)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	31,935,369	77,631,357
Investor Shares	3,374,139	8,956,905
Dividends reinvested:
Class M Shares	731,683	834,142
Investor Shares	94,258	81,604
Cost of shares redeemed:
Class M Shares	(103,950,517)	(101,436,721)
Investor Shares	(3,543,447)	(2,518,488)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(71,358,515)	(16,451,201)
Total Increase (Decrease) in Net Assets	(80,536,726)	5,735,751
Net Assets ($):
Beginning of Period	510,276,448	504,540,697
End of Period	429,739,722	510,276,448
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,553,355	6,152,736
Shares issued for dividends reinvested	58,398	66,009
Shares redeemed	(8,332,855)	(8,031,887)
Net Increase (Decrease) in Shares Outstanding	(5,721,102)	(1,813,142)
Investor Shares
Shares sold	269,703	706,411
Shares issued for dividends reinvested	7,522	5,835
Shares redeemed	(284,727)	(200,092)
Net Increase (Decrease) in Shares Outstanding	(7,502)	512,154

See notes to financial statements.

102

	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
		Year Ended August 31,
	2011	2010
Operations ($):
Investment income—net	13,021,891	13,939,034
Net realized gain (loss) on investments	383,010	2,973,105
Net unrealized appreciation (depreciation) on investments	(7,948,924)	13,425,742
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,455,977	30,337,881
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,749,845)	(13,669,090)
Investor Shares	(270,869)	(267,539)
Dreyfus Premier Shares	(538)	(516)
Net realized gain on investments:
Class M Shares	(2,090,359)	—
Investor Shares	(45,562)	—
Dreyfus Premier Shares	(105)	—
Total Dividends	(15,157,278)	(13,937,145)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	54,639,613	100,466,494
Investor Shares	2,820,454	1,526,575
Dividends reinvested:
Class M Shares	4,508,772	3,506,780
Investor Shares	243,502	167,469
Dreyfus Premier Shares	643	516
Cost of shares redeemed:
Class M Shares	(107,515,944)	(93,496,329)
Investor Shares	(2,607,668)	(2,986,356)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(47,910,628)	9,185,149
Total Increase (Decrease) in Net Assets	(57,611,929)	25,585,885
Net Assets ($):
Beginning of Period	415,829,751	390,243,866
End of Period	358,217,822	415,829,751

The Funds	103

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
		Year Ended August 31,
	2011	2010
Capital Share Transactions (Shares):
Class M Shares
Shares sold	4,234,325	7,724,233
Shares issued for dividends reinvested	350,081	268,880
Shares redeemed	(8,370,437)	(7,182,891)
Net Increase (Decrease) in Shares Outstanding	(3,786,031)	810,222
Investor Shares
Shares sold	217,763	117,346
Shares issued for dividends reinvested	18,896	12,845
Shares redeemed	(202,297)	(229,363)
Net Increase (Decrease) in Shares Outstanding	34,362	(99,172)
Dreyfus Premier Shares
Shares issued for dividends reinvested	50	39

See notes to financial statements.

104

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
		Year Ended August 31,
	2011	2010
Operations ($):
Investment income—net	6,887,000	6,364,090
Net realized gain (loss) on investments	455,791	180,657
Net unrealized appreciation (depreciation) on investments	(3,475,065)	7,406,706
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,867,726	13,951,453
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,330,855)	(5,819,185)
Investor Shares	(541,015)	(527,436)
Net realized gain on investments:
Class M Shares	(169,336)	(1,490)
Investor Shares	(15,169)	(152)
Total Dividends	(7,056,375)	(6,348,263)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	33,908,897	65,072,584
Investor Shares	2,734,033	1,610,885
Dividends reinvested:
Class M Shares	785,105	779,460
Investor Shares	428,850	418,543
Cost of shares redeemed:
Class M Shares	(45,978,230)	(29,785,020)
Investor Shares	(3,112,881)	(2,148,320)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(11,234,226)	35,948,132
Total Increase (Decrease) in Net Assets	(14,422,875)	43,551,322
Net Assets ($):
Beginning of Period	214,146,549	170,595,227
End of Period	199,723,674	214,146,549
Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,003,814	5,743,485
Shares issued for dividends reinvested	70,015	68,768
Shares redeemed	(4,108,386)	(2,628,307)
Net Increase (Decrease) in Shares Outstanding	(1,034,557)	3,183,946
Investor Shares
Shares sold	242,235	142,185
Shares issued for dividends reinvested	38,167	36,891
Shares redeemed	(277,334)	(189,528)
Net Increase (Decrease) in Shares Outstanding	3,068	(10,452)

See notes to financial statements.

The Funds	105

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Municipal Opportunities Fund
		Year Ended August 31,
	2011	2010[a]
Operations ($):
Investment income—net	19,741,912	7,638,142
Net realized gain (loss) on investments	(6,364,235)	2,595,299
Net unrealized appreciation (depreciation) on investments	1,131,702	14,993,700
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,509,379	25,227,141
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(19,364,294)	(7,435,840)
Investor Shares	(43,687)	(48,955)
Net realized gain on investments:
Class M Shares	(5,311,842)	(4,605,769)
Investor Shares	(14,701)	(48,090)
Total Dividends	(24,734,524)	(12,138,654)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	222,249,291	256,211,257
Investor Shares	1,698,372	688,290
Dividends reinvested:
Class M Shares	6,846,926	4,694,015
Investor Shares	51,096	87,415
Cost of shares redeemed:
Class M Shares	(98,825,673)	(29,907,595)
Investor Shares	(1,697,687)	(866,650)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	130,322,325	230,906,732
Total Increase (Decrease) in Net Assets	120,097,180	243,995,219
Net Assets ($):
Beginning of Period	386,089,974	142,094,755
End of Period	506,187,154	386,089,974
Capital Share Transactions (Shares):
Class M Shares
Shares sold	18,734,411	20,613,460
Shares issued for dividends reinvested	565,817	381,307
Shares redeemed	(8,240,383)	(2,410,868)
Net Increase (Decrease) in Shares Outstanding	11,059,845	18,583,899
Investor Shares
Shares sold	140,036	54,942
Shares issued for dividends reinvested	4,206	7,093
Shares redeemed	(140,799)	(70,361)
Net Increase (Decrease) in Shares Outstanding	3,443	(8,326)

See notes to financial statements.

106

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon Municipal Bond fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.75	13.10	12.84	12.81	13.01
Investment Operations:
Investment income—net[a]	.48	.50	.52	.52	.50
Net realized and unrealized
gain (loss) on investments	(.22)	.65	.27	.02	(.20)
Total from Investment Operations	.26	1.15	.79	.54	.30
Distributions:
Dividends from investment income—net	(.48)	(.50)	(.52)	(.51)	(.50)
Dividends from net realized gain on investments	(.08)	—	(.01)	—	—
Total Distributions	(.56)	(.50)	(.53)	(.51)	(.50)
Net asset value, end of period	13.45	13.75	13.10	12.84	12.81
Total Return (%)	2.07	8.96	6.37	4.32	2.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.51	.51	.51
Ratio of net investment income
to average net assets	3.65	3.76	4.11	4.01	3.90
Portfolio Turnover Rate	39.88	42.75	42.82	49.50	27.18
Net Assets, end of period ($ x 1,000)	1,535,563	1,638,004	1,366,960	1,045,019	944,909

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds	107

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.73	13.09	12.83	12.80	13.00
Investment Operations:
Investment income—net[a]	.45	.47	.49	.48	.47
Net realized and unrealized
gain (loss) on investments	(.21)	.64	.27	.03	(.20)
Total from Investment Operations	.24	1.11	.76	.51	.27
Distributions:
Dividends from investment income—net	(.45)	(.47)	(.49)	(.48)	(.47)
Dividends from net realized gain on investments	(.08)	—	(.01)	—	—
Total Distributions	(.53)	(.47)	(.50)	(.48)	(.47)
Net asset value, end of period	13.44	13.73	13.09	12.83	12.80
Total Return (%)	1.90	8.61	6.11	4.06	2.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.76	.76	.76
Ratio of net expenses to average net assets	.75	.75	.76	.76	.76
Ratio of net investment income
to average net assets	3.41	3.51	3.88	3.77	3.65
Portfolio Turnover Rate	39.88	42.75	42.82	49.50	27.18
Net Assets, end of period ($ x 1,000)	41,237	33,931	26,368	21,668	25,262
a Based on average shares outstanding at each month end.
See notes to financial statements.

108

			Dreyfus Premier Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.74	13.10	12.84	12.81	13.00
Investment Operations:
Investment income—net[a]	.38	.40	.42	.41	.39
Net realized and unrealized
gain (loss) on investments	(.21)	.64	.27	.04	(.17)
Total from Investment Operations	.17	1.04	.69	.45	.22
Distributions:
Dividends from investment income—net	(.38)	(.40)	(.42)	(.42)	(.41)
Dividends from net realized gain on investments	(.08)	—	(.01)	—	—
Total Distributions	(.46)	(.40)	(.43)	(.42)	(.41)
Net asset value, end of period	13.45	13.74	13.10	12.84	12.81
Total Return (%)[b]	1.39	8.06	5.66	3.46	1.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25	1.25	1.26	1.26	1.26
Ratio of net expenses to average net assets	1.25	1.25	1.26	1.26	1.26
Ratio of net investment income
to average net assets	2.92	3.02	3.37	3.27	3.13
Portfolio Turnover Rate	39.88	42.75	42.82	49.50	27.18
Net Assets, end of period ($ x 1,000)	103	120	166	177	327

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Funds	109

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.01	12.80	12.69	12.59	12.59
Investment Operations:
Investment income—net[a]	.18	.21	.31	.41	.40
Net realized and unrealized
gain (loss) on investments	(.02)	.21	.14	.10	—
Total from Investment Operations	.16	.42	.45	.51	.40
Distributions:
Dividends from investment income—net	(.18)	(.21)	(.34)	(.41)	(.40)
Net asset value, end of period	12.99	13.01	12.80	12.69	12.59
Total Return (%)	1.31	3.22	3.61	4.09	3.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.54	.54	.55
Ratio of net expenses to average net assets	.51	.51	.54	.54	.54
Ratio of net investment income
to average net assets	1.38	1.60	2.50	3.23	3.14
Portfolio Turnover Rate	24.33	16.46	12.61	22.93	33.74
Net Assets, end of period ($ x 1,000)	1,088,334	1,060,685	536,597	168,243	145,395

a Based on average shares outstanding at each month end.
See notes to financial statements.

110

			Investor Shares
			Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.99	12.78	12.68	12.58	12.58
Investment Operations:
Investment income—net[a]	.15	.19	.31	.38	.37
Net realized and unrealized
gain (loss) on investments	(.02)	.20	.10	.10	(.01)
Total from Investment Operations	.13	.39	.41	.48	.36
Distributions:
Dividends from investment income—net	(.15)	(.18)	(.31)	(.38)	(.36)
Net asset value, end of period	12.97	12.99	12.78	12.68	12.58
Total Return (%)	.98	3.05	3.28	3.83	2.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.77	.80	.80	.80
Ratio of net expenses to average net assets	.77	.77	.80	.80	.80
Ratio of net investment income
to average net assets	1.15	1.39	2.38	2.99	2.94
Portfolio Turnover Rate	24.33	16.46	12.61	22.93	33.74
Net Assets, end of period ($ x 1,000)	4,021	2,356	1,420	662	635

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds	111

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.96	12.40	12.35	12.43	12.66
Investment Operations:
Investment income—net[a]	.46	.46	.48	.48	.48
Net realized and unrealized
gain (loss) on investments	(.19)	.56	.09	(.06)	(.20)
Total from Investment Operations	.27	1.02	.57	.42	.28
Distributions:
Dividends from investment income—net	(.46)	(.46)	(.48)	(.48)	(.48)
Dividends from net realized gain on investments	—	(.00)[b]	(.04)	(.02)	(.03)
Total Distributions	(0.46)	(.46)	(.52)	(.50)	(.51)
Net asset value, end of period	12.77	12.96	12.40	12.35	12.43
Total Return (%)	2.21	8.44	4.90	3.43	2.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.66	.67	.66	.66
Ratio of net expenses to average net assets	.66	.66	.67	.66	.66
Ratio of net investment income
to average net assets	3.67	3.68	4.02	3.87	3.83
Portfolio Turnover Rate	9.72	7.11	12.75	10.14	20.18
Net Assets, end of period ($ x 1,000)	420,586	500,892	501,978	566,767	610,618

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

112

			Investor Shares
			Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.94	12.39	12.33	12.41	12.65
Investment Operations:
Investment income—net[a]	.43	.44	.46	.46	.45
Net realized and unrealized
gain (loss) on investments	(.19)	.54	.09	(.07)	(.21)
Total from Investment Operations	.24	.98	.55	.39	.24
Distributions:
Dividends from investment income—net	(.43)	(.43)	(.45)	(.45)	(.45)
Dividends from net realized gain on investments	—	(.00)[b]	(.04)	(.02)	(.03)
Total Distributions	(.43)	(.43)	(.49)	(.47)	(.48)
Net asset value, end of period	12.75	12.94	12.39	12.33	12.41
Total Return (%)	1.95	8.08	4.72	3.17	1.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.92	.92	.91	.91
Ratio of net expenses to average net assets	.91	.92	.92	.91	.91
Ratio of net investment income
to average net assets	3.42	3.42	3.76	3.63	3.59
Portfolio Turnover Rate	9.72	7.11	12.75	10.14	20.18
Net Assets, end of period ($ x 1,000)	9,153	9,385	2,563	1,442	1,295

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds	113

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.39	12.86	12.57	12.42	12.58
Investment Operations:
Investment income—net[a]	.45	.45	.46	.47	.47
Net realized and unrealized
gain (loss) on investments	(.20)	.53	.29	.14	(.16)
Total from Investment Operations	.25	.98	.75	.61	.31
Distributions:
Dividends from investment income—net	(.45)	(.45)	(.46)	(.46)	(.47)
Dividends from net realized gain on investments	(.07)	—	—	—	—
Total Distributions	(.52)	(.45)	(.46)	(.46)	(.47)
Net asset value, end of period	13.12	13.39	12.86	12.57	12.42
Total Return (%)	2.02	7.75	6.18	5.02	2.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.52	.54	.52	.53
Ratio of net expenses to average net assets	.52	.52	.54	.52	.50
Ratio of net investment income
to average net assets	3.49	3.44	3.70	3.71	3.72
Portfolio Turnover Rate	10.43	21.44	16.78	8.75	18.85
Net Assets, end of period ($ x 1,000)	349,768	407,667	381,129	374,115	342,583

a Based on average shares outstanding at each month end.
See notes to financial statements.

114

			Investor Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.39	12.86	12.57	12.42	12.58
Investment Operations:
Investment income—net[a]	.42	.42	.43	.44	.44
Net realized and unrealized
gain (loss) on investments	(.20)	.53	.29	.14	(.16)
Total from Investment Operations	.22	.95	.72	.58	.28
Distributions:
Dividends from investment income—net	(.42)	(.42)	(.43)	(.43)	(.44)
Dividends from net realized gain on investments	(.07)	—	—	—	—
Total Distributions	(.49)	(.42)	(.43)	(.43)	(.44)
Net asset value, end of period	13.12	13.39	12.86	12.57	12.42
Total Return (%)	1.77	7.49	5.92	4.76	2.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.77	.79	.77	.78
Ratio of net expenses to average net assets	.77	.77	.79	.77	.75
Ratio of net investment income
to average net assets	3.24	3.20	3.45	3.47	3.48
Portfolio Turnover Rate	10.43	21.44	16.78	8.75	18.85
Net Assets, end of period ($ x 1,000)	8,430	8,143	9,096	8,574	9,024

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Funds	115

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.42	12.89	12.60	12.45	12.61
Investment Operations:
Investment income—net[a]	.36	.35	.37	.38	.35
Net realized and unrealized
gain (loss) on investments	(.21)	.53	.29	.14	(.14)
Total from Investment Operations	.15	.88	.66	.52	.21
Distributions:
Dividends from investment income—net	(.35)	(.35)	(.37)	(.37)	(.37)
Dividends from net realized gain on investments	(.07)	—	—	—	—
Total Distributions	(.42)	(.35)	(.37)	(.37)	(.37)
Net asset value, end of period	13.15	13.42	12.89	12.60	12.45
Total Return (%)[b]	1.26	6.94	5.38	4.25	1.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.28	1.29	1.27	1.28
Ratio of net expenses to average net assets	1.27	1.27	1.29	1.27	1.25
Ratio of net investment income
to average net assets	2.74	2.69	2.95	2.97	2.96
Portfolio Turnover Rate	10.43	21.44	16.78	8.75	18.85
Net Assets, end of period ($ x 1,000)	20	20	19	18	17

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

116

			Class M Shares†
BNY Mellon New York Intermediate	Year Ended August 31,		Eight Months Ended	Year Ended December 31,
Tax-Exempt Bond Fund	2011	2010	August 31, 2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.60	11.16	10.71	10.81	10.75	10.74
Investment Operations:
Investment income—net[b]	.38	.38	.25	.37	.38	.37
Net realized and unrealized
gain (loss) on investments	(.13)	.44	.45	(.09)	.07	.01
Total from Investment Operations	.25	.82	.70	.28	.45	.38
Distributions:
Dividends from investment income—net	(.38)	(.38)	(.25)	(.37)	(.38)	(.37)
Dividends from net realized gain on investments	(.01)	(.00)[c]	(.00)[c]	(.01)	(.01)	(.00)[c]
Total Distributions	(.39)	(.38)	(.25)	(.38)	(.39)	(.37)
Net asset value, end of period	11.46	11.60	11.16	10.71	10.81	10.75
Total Return (%)	2.31	7.45	6.58[d]	2.64	4.33	3.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.72	.72[e]	.75	.75	.76
Ratio of net expenses to average net assets	.59	.59	.59[e]	.59	.59	.59
Ratio of net investment income
to average net assets	3.41	3.33	3.40[e]	3.49	3.56	3.46
Portfolio Turnover Rate	21.91	4.80	1.47[d]	6	17	13
Net Assets, end of period ($ x 1,000)	182,547	196,795	153,785	113,699	97,935	94,789

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Annualized.
See notes to financial statements.

The Funds	117

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares†
BNY Mellon New York Intermediate	Year Ended August 31,		Eight Months Ended	Year Ended December 31,
Tax-Exempt Bond Fund	2011	2010	August 31, 2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.61	11.17	10.72	10.82	10.76	10.75
Investment Operations:
Investment income—net[b]	.36	.35	.23	.34	.35	.34
Net realized and unrealized
gain (loss) on investments	(.14)	.44	.45	(.08)	.08	.01
Total from Investment Operations	.22	.79	.68	.26	.43	.35
Distributions:
Dividends from investment income—net	(.35)	(.35)	(.23)	(.35)	(.36)	(.34)
Dividends from net realized gain on investments	(.01)	(.00)[c]	(.00)[c]	(.01)	(.01)	(.00)[c]
Total Distributions	(.36)	(.35)	(.23)	(.36)	(.37)	(.34)
Net asset value, end of period	11.47	11.61	11.17	10.72	10.82	10.76
Total Return (%)	2.05	7.17	6.40[d]	2.39[e]	4.07[e]	3.38[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.97	.96[f]	1.00	1.00	1.01
Ratio of net expenses to average net assets	.84	.84	.84[f]	.84	.84	.84
Ratio of net investment income
to average net assets	3.16	3.08	3.15[f]	3.24	3.31	3.21
Portfolio Turnover Rate	21.91	4.80	1.47[d]	6	17	13
Net Assets, end of period ($ x 1,000)	17,177	17,352	16,810	16,198	17,153	18,131

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Not annualized.
e Exclusive of sales charge.
f Annualized.
See notes to financial statements.

118

		Class M Shares
		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.78	12.22	10.00
Investment Operations:
Investment income—net[b]	.52	.50	.43
Net realized and unrealized
gain (loss) on investments	(.35)	.95	2.19
Total from Investment Operations	.17	1.45	2.62
Distributions:
Dividends from investment income—net	(.50)	(.52)	(.39)
Dividends from net realized gain on investments	(.18)	(.37)	(.01)
Total Distributions	(.68)	(.89)	(.40)
Net asset value, end of period	12.27	12.78	12.22
Total Return (%)	1.54	12.38	26.58[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.71	.87[d]
Ratio of net expenses to average net assets	.73	.71	.75[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.06	.01	—
Ratio of net investment income to average net assets	4.22	4.12	4.36[d]
Portfolio Turnover Rate	129.00	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	505,035	384,933	140,887

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.
See notes to financial statements.

The Funds	119

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.79	12.22	10.00
Investment Operations:
Investment income—net[b]	.48	.50	.42
Net realized and unrealized
gain (loss) on investments	(.35)	.93	2.18
Total from Investment Operations	.13	1.43	2.60
Distributions:
Dividends from investment income—net	(.47)	(.49)	(.37)
Dividends from net realized gain on investments	(.18)	(.37)	(.01)
Total Distributions	(.65)	(.86)	(.38)
Net asset value, end of period	12.27	12.79	12.22
Total Return (%)	1.21	12.19	26.29[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.96	1.11[d]
Ratio of net expenses to average net assets	.98	.95	.99[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.06	.01	—
Ratio of net investment income to average net assets	3.93	4.00	4.48[d]
Portfolio Turnover Rate	129.00	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	1,152	1,157	1,208

a	From October 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d] Annualized.
See notes to financial statements.

120

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon FundsTrust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-five series, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, (each, a “fund” and collectively, the “funds”). BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of

New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the

The Funds	121

NOTES TO FINANCIAL STATEMENTS (continued)

exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.All preceding securities are categorized as Level 2 in the hierarchy. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized as level 2 in the hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental ana-

122

lytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other		Level 3—
	Level 1—Unadjusted			Significant		Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	1,577,444,088	—	—	—	1,577,444,088
Other Financial Instruments:
Futures†	—	(2,520,781)	—	—	—	—	(2,520,781)
BNY Mellon National
Short-Term Municipal
Bond Fund
Municipal Bonds	—	—	1,084,482,761	—	—	—	1,084,482,761
BNY Mellon Pennsylvania
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	426,132,428	—	—	—	426,132,428
Other Financial Instruments:
Futures†	—	(667,266)	—	—	—	—	(667,266)
BNY Mellon Massachusetts
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	355,733,056	—	—	—	355,733,056
Other Financial Instruments:
Futures†	—	(518,984)	—	—	—	—	(518,984)
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund
Municipal Bonds	—	—	197,425,469	—	—	—	197,425,469
Other Financial Instruments:
Futures†	—	(296,563)	—	—	—	—	(296,563)
BNY Mellon Municipal
Opportunities Fund
Municipal Bonds	—	—	562,713,258	—	—	—	562,713,258
Other Financial Instruments:
Futures†	281,656	(3,707,031)	—	—	—	—	(3,425,375)

†	Amounts shown represent unrealized appreciation (depreciation) at period end.

The Funds	123

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”).The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS.ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Concentration of risk: BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of each fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2011, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if

124

any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011, and December 31, 2008 as to BNY Mellon New York Intermediate Tax-Exempt Bond Fund, remain subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2011.

Under the recently earned Regulated Investment Company Modernization Act of 2010 (the “2010” Act”), each fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires any post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act.As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

Table 3 summarizes BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2011.

Table 2—Components of Accumulated Earnings

	Undistributed	Undistributed	Unrealized	Capital Losses
	Tax Exempt	Capital Gains	Appreciation	Realized After
	Income ($)	(Losses) ($)	(Depreciation) ($)	October 31, 2010†
BNY Mellon National Intermediate
Municipal Bond Fund	326,272	—	80,362,904	1,787,774
BNY Mellon National Short-Term
Municipal Bond Fund	76,397	(1,158,635)	16,925,169	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	100,348	(2,118,450)	23,874,762	1,256,547
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	14,228	—	20,956,310	279,120
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	668	156,808	12,037,750	—
BNY Mellon Municipal Opportunities Fund	—	—	29,965,991	13,641,348

†	These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 3—Capital Loss Carryover

Expiring in fiscal†	2014 ($)†	2015 ($)†	2016 ($)†	2017 ($)†	2018 ($)†	2019 ($)†	Total ($)
BNY Mellon National Short-Term
Municipal Bond Fund	323,023	501,053	99,584	62,757	172,218	—	1,158,635
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	—	—	—	—	2,118,450	—	2,118,450

†	If not applied, the carryovers expire in the above years.

The Funds	125

NOTES TO FINANCIAL STATEMENTS (continued)

Table 4 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010, respectively.

During the period ended August 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums/discounts, the funds increased (decreased) accumulated undistributed investment income—net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 5 Net assets and net asset value per share were not affected by this reclassification.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the funds have agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2011, the funds (with the exception of BNY Mellon Municipal Opportunities Fund) did not borrow under the Facilities.

For BNY Mellon Municipal Opportunities Fund, the average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 was approximately $6,300 with a related weighted average annualized interest rate of 1.43%.

Table 4—Tax Character of Distributions Paid

				Ordinary		Long-Term
	Tax-Exempt Income ($)		Income ($)		Capital Gains ($)
	2011	2010	2011	2010	2011	2010
BNY Mellon National Intermediate
Municipal Bond Fund	56,527,164	57,913,238	9,046,388	16,278	747,909	—
BNY Mellon National Short-Term
Municipal Bond Fund	14,286,069	14,122,455	38,433	48	—	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	16,682,932	18,775,417	—	137,629	—	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	13,011,649	13,937,145	14,495	—	2,131,134	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	6,871,870	6,346,621	67,294	—	117,211	1,642
BNY Mellon Municipal Opportunities Fund	18,588,402	7,155,802	6,146,122	4,895,650	—	87,202

Table 5—Return of Capital Statement of Position

			Accumulated	Accumulated
			Undistributed	Net Realized		Paid-in
		Investment Income—Net ($)		Gain (Loss) ($)		Capital ($)
BNY Mellon National Intermediate Municipal Bond Fund			(328,345)	327,195		1,150
BNY Mellon National Short-Term Municipal Bond Fund			(41,669)	(2,051)		43,720
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund			(44,089)	44,089		—
BNY Mellon Massachusetts Intermediate Municipal Bond Fund			(639)	(10,825)		11,464
BNY Mellon New York Intermediate Tax-Exempt Bond Fund			(15,130)	15,130		—
BNY Mellon Municipal Opportunities Fund			(333,931)	713,728		(379,797)

126

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax- Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed until December 31, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .59% of the value of the fund’s average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $227,408, during the period ended August 31, 2011.

During the period ended August 31, 2011, the Distributor retained $173 from CDSCs on redemptions of BNY Mellon National Intermediate Municipal Bond Fund’s Dreyfus Premier shares.

(b) BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares.The funds each pay the Distributor a fee at an annual rate of .50% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended August 31, 2011, BNY Mellon National Intermediate Municipal Bond Fund’s and BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Dreyfus Premier shares were charged $530 and $98, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts.The Shareholder Services Plan allows the Distributor to make payments from the shareholder ser-

The Funds	127

NOTES TO FINANCIAL STATEMENTS (continued)

vices fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 6 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended August 31, 2011, pursuant to the Shareholder Services Plan.Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 6—Shareholder Service Plan Fees

BNY Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	86,510
BNY Mellon National Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	265
BNY Mellon National Short-Term
Municipal Bond Fund (Investor Shares)	8,094
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund (Investor Shares)	22,579
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	20,878
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	49
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
(Investor Shares)	42,857
BNY Mellon Municipal
Opportunities Fund (Investor Shares)	2,824

The funds have arrangements with the custodian and cash management bank whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

The funds compensate The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2011 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations.These fees were partially offset by earnings credits, also summarized in Table 7.

Table 7—Cash Management Agreement Fees
Cash Management		Earnings
	Fees ($)	Credits ($)

BNY Mellon National
Intermediate Municipal
Bond Fund	1,252	(40)
BNY Mellon National
Short-Term Municipal
Bond Fund	102	(4)
BNY Mellon Pennsylvania
Intermediate Municipal
Bond Fund	98	(3)
BNY Mellon Massachusetts
Intermediate Municipal
Bond Fund	403	(13)
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund	1,402	(45)
BNY Mellon Municipal
Opportunities Fund	48	(2)

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2011, pursuant to the custody agreement. These fees were partially offset by earnings credits, also summarized in Table 8.

Table 8—Custody Agreement Fees
Custody
Fees ($)

BNY Mellon National Intermediate
Municipal Bond Fund	92,079
BNY Mellon National Short-Term
Municipal Bond Fund	83,917
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	34,562
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	28,814
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	17,274
BNY Mellon Municipal
Opportunities Fund	44,136

128

During the period ended August 31, 2011, each fund was charged $7,225 for services performed by the Chief Compliance Officer.

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from theTrust an annual fee of $68,000 and an attendance fee of $7,500 for each in person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional fee of $10,000.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and swap transactions, during the period ended August 31, 2011.

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short- term floating rate set by a remarketing agent at predetermined inter-

Table 9—Due to The Dreyfus Corporation and Affiliates

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance	Expense
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon National Intermediate
Municipal Bond Fund	468,698	44	8,779	31,447	3,253	—
BNY Mellon National Short-Term
Municipal Bond Fund	323,315	—	821	24,359	3,253	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	183,168	—	1,948	11,408	3,253	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	106,305	9	1,791	9,577	3,253	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	84,823	—	3,677	5,724	3,253	(31,452)
BNY Mellon Municipal Opportunities Fund	217,457	—	256	14,695	3,253	—

Table 10—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	606,476,436	631,778,438
BNY Mellon National Short-Term Municipal Bond Fund	332,843,349	234,810,722
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	43,697,066	114,345,827
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	38,344,295	86,027,011
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	43,565,396	42,982,275
BNY Mellon Municipal Opportunities Fund	744,254,187	544,654,406

The Funds	129

NOTES TO FINANCIAL STATEMENTS (continued)

vals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2011, was approximately $40,887,100, with a related weighted average annualized interest rate of .74%.

BNY Mellon Municipal Opportunities Fund held derivatives that subject the fund to multiple categories of risk exposure. Table 11 shows the fund’s exposure to different types of market risk as it relates to the Statement of Operations.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counter-

Table 11—Derivatives and Hedging

The effect of derivative instruments in the Statement of Operations for BNY Mellon Municipal Opportunities Fund during the period ended August 31, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
Underlying risk	Futures[1]	Swaps[2]	Total
Interest rate	(10,130,580)	69,491	(10,061,089)
Credit	—	(532,956)	(532,956)
Total	(10,130,580)	(463,465)	(10,594,045)

	Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures[3]	Swaps[4]	Total
Interest rate	(2,180,297)	75,380	(2,104,917)
Credit	—	121,689	121,689
Total	(2,180,297)	197,069	(1,983,228)

Statement of Operations location:

[1]	Net realized gain (loss) on financial futures.
[2]	Net realized gain (loss) on swap transactions.
[3]	Net unrealized appreciation (depreciation) on financial futures.
[4]	Net unrealized appreciation (depreciation) on swap transactions.

130

party credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at August 31, 2011 are set forth each relevant fund’s in Statement of Financial Futures.

Swaps: BNY Mellon Municipal Opportunities Fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counter-party. At August 31, 2011, there were no interest rate swap agreements outstanding.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying

The Funds	131

NOTES TO FINANCIAL STATEMENTS (continued)

credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counter-party risk and credit risk.At August 31, 2011, there were no credit default swap agreements outstanding.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

Table 12 summarizes each relevant fund’s average market value of derivatives outstanding, during the period ended August 31, 2011.

Table 12—Average Market Value of Derivatives
Average
Market Values ($)

BNY Mellon National Intermediate
Municipal Bond Fund
Interest rate futures contracts	25,731,298
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Interest rate futures contracts	6,811,226
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Interest rate futures contracts	5,297,620
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
Interest rate futures contracts	2,283,846
BNY Mellon Municipal
Opportunities Fund
Interest rate futures contracts	95,883,395

The following summarizes the average notional value of swap contracts outstanding during the period ended August 31, 2011 for BNY Mellon Municipal Opportunities Fund.

Average Notional Value ($)
Interest rate swap contracts	14,615,385

Table 13 summarizes accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2011.

Table 13—Accumulated Net Unrealized Appreciation (Depreciation)

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,497,081,184	85,662,550	5,299,646	80,362,904
BNY Mellon National Short-Term Municipal Bond Fund	1,067,557,592	17,921,505	996,336	16,925,169
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	402,257,666	26,069,770	2,195,008	23,874,762
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	334,776,746	21,257,283	300,973	20,956,310
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	185,387,719	12,048,178	10,428	12,037,750
BNY Mellon Municipal Opportunities Fund	484,372,267	32,180,024	2,214,033	29,965,991

132

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of BNY Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon NewYork IntermediateTax-Exempt Bond Fund, and BNY Mellon Municipal Opportunities Fund, each a series of BNY Mellon Funds Trust (collectively “the Funds”), including the statements of investments and statement of financial futures as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows (with respect to BNY Mellon Municipal Opportunities Fund) and the financial highlights for each of the years or period in the five-year period then ended, except for the BNY Mellon New York Intermediate Tax-Exempt Bond Fund, which was for the eight-month period ended August 31, 2009 and the BNY Mellon Municipal Opportunities Fund, which was for the eleven-month period ended August 31, 2009.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.With respect to the BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the financial highlights for each of the years in the two-year period ended December 31, 2007 were audited by other independent registered public accountants whose report thereon, dated February 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, and BNY Mellon Municipal Opportunities Fund as of August 31, 2011, and the results of their operations, the changes in their net assets, its cash flows (with respect to BNY Mellon Municipal Opportunities Fund), and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2011

The Funds	133

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $233 that is being designated as an ordinary income distribution for reporting purposes. Also the fund designates the maximum amount allowable but not less than $.0756 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.Also the fund designates the maximum amount allowable but not less than $.0063 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $38,433 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax).Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $9,603 that is being designated as an ordinary income distribution for reporting purposes. Also the fund designates the maximum amount allowable but not less than $.0002 per share as a short-term capital gain dividend in accordance

134

with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Also the fund designates the maximum amount allowable but not less than $.0697 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax). Also the fund designates the maximum amount allowable but not less than $.0036 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Also the fund designates the maximum amount allowable but not less than $.0062 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby designates $18,588,402 of dividends paid from investment income-net during its fiscal year ended August 31, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax). Also the fund designates the maximum amount allowable but not less than $.1808 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

The Funds	135

INFORMATION ABOUT THE RENEWAL OF
EACH FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 8-9, 2011, the Board considered the renewal of the Trust’s Investment Advisory Agreement and the Administration Agreement (together, the “Agreement”) pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services andThe Bank of NewYork Mellon provides the funds with administrative services.The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of NewYork Mellon pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to the funds, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for each fund.

The Board members also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Advisory Fees and Expense Ratios.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with that of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2011, and (2) each fund’s actual and contractual advisory fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from each fund’s financial statements available to Lipper as of January 31, 2011. Dreyfus also provided a comparison of each fund’s calendar year total returns to the performance of the relevant fund’s benchmark. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a sin-

136

gle investment decision or theme has the ability to affect disproportionately long term performance.

As applicable to each fund, representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s advisory fee.

BNY Mellon National Intermediate Municipal Bond Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was generally at or above the Performance Group and Performance Universe medians.The Board also noted that the fund’s yield performance was above the Performance Group median for one of the one-year periods, and below the Performance Group medians for nine of the one-year periods, ended January 31st, and was above the Performance Universe medians for each of the one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the

Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual advisory fee was at the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians. The Board also considered the fee waiver and expense reimbursement arrangement undertaken by the investment adviser that was in effect until September 30, 2010.

BNY Mellon National Short-Term Municipal Bond Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was generally at or above the Performance Group and Performance Universe medians. The Board also noted that the fund’s yield performance was at the Performance Group medians for two of the one-year periods, and below the Performance Group medians for eight of the one-year periods, ended January 31st, and was above the Performance Universe medians for six of the one-year periods, at the Performance Universe medians for two of the one-year periods and below the Performance Group medians for two of the one-year periods, ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual advisory fee was above the Expense Group median and the fund’s actual advisory fee and total expenses were above the Expense Group and Expense Universe medians.

The Funds	137

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians and ranked first in the Performance Group for the two-year period. The Board also noted that the fund’s yield performance was above the Performance Group medians for seven of the one-year periods, and below the Performance Group medians for three of the one-year periods, ended January 31st, and was above the Performance Universe medians for each of the one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual advisory fee was at the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the one-, three- and four-year periods when the fund’s performance was below the Performance Group medians. The Board also noted that the fund’s yield performance was above the Performance Group and Performance Universe medians for each of the one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual advisory fee was below the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the one- and two-year periods when the fund’s performance was below the Performance Group medians and the one-year period when the fund’s performance was below the Performance Universe median, and ranked first in the Performance Group for the three- and five-year periods. The Board also noted that the fund’s yield performance was below the Performance Group medians for nine of the one-year periods, and at the Performance Group median for one of the one-year periods, ended January 31st, and was above the Performance Universe medians for eight of the one-year periods, and below the Performance Universe median for two of the one-year periods, ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and dis-

138

cussed the results of the comparisons.They noted that the fund’s contractual advisory fee was above the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and below the Expense Universe medians.

A representative of Dreyfus noted that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until September 30, 2011, so that annual direct operating expenses of Class M shares and Investor shares (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.59% of the fund’s average daily net assets.

BNY Mellon Municipal Opportunities Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians and ranked first in the Performance Group for the one-year period. The Board also noted that the fund’s yield performance was below the Performance Group and Performance Universe medians for each of the one-year periods ended January 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual advisory fee was above the Expense Group median and the fund’s actual advisory fee and total expenses were above the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund. The Board also noted the expense limitation arrangements for certain funds and their effect on Dreyfus’ profitability.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board’s counsel stated that the Board members should consider the profitability analysis with respect to each fund (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for each fund and the extent to which economies of scale would be realized if the relevant fund grows and whether fee levels reflect these economies of scale for the benefit of each fund’s shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets

The Funds	139

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in each fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short- Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund, the Board was satis- fied with each fund’s overall performance.

  With respect to BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Board generally was satisfied with each fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board members determined that renewal of the Agreement was in the best interests of each fund and its respective shareholders.

140

BOARD MEMBERS INFORMATION (Unaudited)

The Funds	141

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

142

OFFICERS OF THE TRUST (Unaudited)

CHRISTOPHER SHELDON, President since September 2006.

As director of Investment Strategy for BNY Mellon Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research. He also oversaw the alternative investment groups from June 2006 to September 2008. He was previously a Vice President of the Trust. He is 46 years old has been employed by BNY Mellon since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

The Funds	143

OFFICERS OF THE TRUST (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

144

NOTES

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX	Dreyfus Premier: MNMBX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX	
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX	
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX	Dreyfus Premier: MMBPX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX	
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal Money Market Fund	5
Understanding Your Fund's Expenses	7
Comparing Your Fund's Expenses With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	31
Important Tax Information	32
Information About the Renewal of Each Fund's Investment Advisory Agreement and the Approval of Each Fund's Administration Agreement	33
Board Members Information	36
Officers of the Fund	38

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the BNY Mellon Funds Trust, covering the 12-month period through August 31, 2011.

Although investors were encouraged by expectations of a more robust economic recovery through the first quarter of 2011, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S. Treasury securities were not assigned the highest possible credit rating. However, the U.S. short-term debt – in which money market funds invest – maintained its highest credit rating designation among all three major rating agencies.

The economic outlook currently is clouded by heightened market volatility and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs. The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe. However, the Fed's policy stance also seems likely to keep money market yields at current levels. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your portfolio manager.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance for each fund.

Thank you for your continued confidence and support.

Sincerely,

Christopher E. Sheldon
President
BNY Mellon Funds Trust
September 15, 2011

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon Money Market Fund’s Class M shares produced a yield of 0.02%, and its Investor shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Class M shares produced an effective yield of 0.02%, and its Investor shares produced an effective yield of 0.00%.1

Yields of money market instruments hovered near historically low levels throughout the reporting period as short-term interest rates remained unchanged in a faltering U.S. economy.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

Mixed Economic Data Sparked Shifts in Market Sentiment

Investors’ outlooks had improved markedly by the start of the reporting period when the Federal Reserve Board (the “Fed”) announced a new round of quantitative easing to jump-start the U.S. economy. Subsequent improvements in employment, consumer spending and corporate earnings further buoyed market sentiment, and rising food and fuel prices signaled a potential increase in inflationary pressures. Nonetheless, as they have since December 2008, the Fed maintained an aggressively accommodative monetary policy, keeping short-term interest rates within a historically low range between 0% and 0.25%.

In February 2011, a wave of political unrest in the Middle East and North Africa caused energy prices to surge higher, potentially threatening the reinvigorated economic recovery. Still, U.S. manufacturing activity reached its highest level in seven years, and the unemployment rate fell to 8.9% during the month.The global economy took another hit in March, when Japan suffered a devastating earthquake, tsunami and nuclear disaster, disrupting the global industrial supply chain. Yet, these events had relatively little short-term impact on the U.S. economy, as activity expanded across several economic sectors in March, the private sector added 233,000 jobs and the unemployment rate dropped to 8.8%, its lowest reading in two years. However, it was later announced that the U.S. economy grew at a surprisingly anemic 0.4% annualized rate during the first quarter of 2011. Slowdowns in consumer and government spending appeared to be the main factors behind the deceleration of economic growth.

Economic headwinds seemed to intensify in April as Greece appeared headed toward defaulting on its sovereign debt. In addition, a contentious debate about government spending and borrowing intensified in the United States as the federal government approached the upper limits of its debt authorization. However, some parts of the U.S. economy continued to fare well, including domestic manufacturing. May produced more mixed economic data. While industrial production picked up, employment data continued to disappoint. The housing market continued to deteriorate, posting declines in existing home sales and housing starts.

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

The Fed ended its quantitative easing program in June, and investors were relieved when the program’s termination had relatively little immediate impact on the financial markets. Meanwhile, energy prices moderated and manufacturing activity continued to increase.These positive developments were largely offset by declining consumer confidence, weakness in U.S. housing markets and sluggish job creation.

July saw heightened turmoil in the financial markets as Greece moved closer to default, other peripheral European nations struggled with heavy debt loads and the U.S. Congress continued to engage in a rancorous debate about the federal budget deficit. Some of these worries came to a head in early August, when Congress passed legislation cutting government spending and raising the U.S. debt ceiling, and Standard & Poor’s downgraded its credit rating on long-term U.S. debt securities. The rating on short-term government debt, including securities purchased by many money market funds, was unchanged. Later in the month, hurricanes, drought and wildfires inflicted additional damage on an already battered economy.

Outlook Clouded by Recent Events

Yields of money market instruments remained near zero percent throughout the reporting period, and with narrow yield differences along the market’s maturity spectrum, it continued to make little sense to incur the additional risks that longer-dated securities typically entail.Therefore, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages.

The reporting period ended with a cloudy economic outlook for the remainder of the year and beyond. However, the Fed recently signaled that it is prepared to keep short-term interest rates near historical lows “at least through mid-2013.”Therefore, we intend to maintain the fund’s focus on quality and liquidity.

September 15, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly.
Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, BNY Mellon National Municipal Money Market Fund’s Class M shares produced a yield of 0.03%, and Investor shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced effective yields of 0.03% and 0.00%, respectively.1

Despite heightened volatility among stocks and bonds during the reporting period, tax-exempt money market yields remained stable at historically low levels as short-term interest rates were unchanged in a faltering U.S. economy.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liq-uidity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper.The fund also may invest in custodial receipts.

Yields Stay Steady Despite Shifting Economic Sentiment

The reporting period began amid improved investor sentiment after the Federal Reserve Board (the “Fed”) implemented new measures designed to stimulate greater economic growth through a new round of quantitative easing. Investors responded positively to this renewed commitment to avoiding a double-dip recession, and they looked forward to better economic conditions in 2011. Despite unexpected economic shocks early in the new year stemming from political uprisings in the Middle East and devastating natural and nuclear disasters in Japan, greater economic optimism generally was reinforced by reports of improved hiring activity and consumer spending through the first quarter of 2011.

It wasn’t until late April that investor sentiment began to deteriorate in earnest, when Greece again appeared headed toward default on its sovereign debt, U.S. economic data proved disappointing and a contentious debate regarding government spending and borrowing intensified. Some of these worries came to a head during the final month of the reporting period, when Congress passed legislation cutting government spending and raising the U.S. debt ceiling, and Standard & Poor’s downgraded its credit rating on long-term U.S. debt securities.

Throughout a reporting period characterized by changing economic sentiment, the Fed maintained its aggressively accommodative policy stance, leaving the

The Funds	5

DISCUSSION OF FUND PERFORMANCE (continued)

overnight federal funds rate in a range between 0% and 0.25%. Consequently, municipal money market yields remained near zero percent.

The supply of newly issued municipal money market instruments also stayed relatively steady during the reporting period. New issuance was ample in advance of the expiration of the federally subsidized Build America Bonds program at the end of 2010, but this surge in supply had relatively little impact on issuance volumes over the first eight months of 2011. Meanwhile, demand for municipal money market instruments remained robust as individuals sought to shelter income from rising state taxes, and institutional investors searched for alternatives to low yielding taxable money market instruments.

From a credit-quality perspective, many states and municipalities reduced spending to address budget deficits during the reporting period. Although tax revenues generally have remained below prerecession levels, receipts have trended up over the past year, and several banks have initiated programs providing municipal issuers with credit, a positive development that we believe appears likely to continue.

Maintaining a Credit-Conscious Investment Posture

We have maintained the fund’s conservative investment posture, emphasizing direct, high-quality municipal obligations and commercial paper deemed creditworthy by our analysts.We also favored instruments backed by pledged tax appropriations or dedicated revenues. We generally shied away from general obligation debt and instruments issued by localities that depend heavily on state aid. Finally, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages, as it has made little sense to us to incur the interest-rate risks that longer-dated instruments typically entail.

Outlook Clouded by Recent Events

Although the U.S. economy has continued to grow, developments currently roiling the financial markets have clouded the outlook for the remainder of 2011 and beyond. However, the Fed recently signaled that it is prepared to keep short-term interest rates near historical lows “at least through mid-2013,” and we believe the prudent course continues to be an emphasis on preservation of capital and liquidity. However, the supply of newly issued tax-exempt money market instruments may increase later this year, which could put upward pressure on yields.

September 15, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly.
Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon money market fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ 1.16	$ 1.21
Ending value (after expenses)	$1,000.00	$1,000.00
Annualized expense ratio (%)	.23	.24
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ 1.16	$ 1.21
Ending value (after expenses)	$1,000.10	$1,000.00
Annualized expense ratio (%)	.23	.24

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ 1.17	$ 1.22
Ending value (after expenses)	$1,024.05	$1,024.00
Annualized expense ratio (%)	.23	.24
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.17	$1.22
Ending value (after expenses)	$1,024.05	$1,024.00
Annualized expense ratio (%)	.23	.24

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds	7

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon Money Market Fund

Negotiable Bank	Principal		Asset-Backed	Principal
Certificates of Deposit—4.5%	Amount ($)	Value ($)	Commercial Paper—7.9%	Amount ($)	Value ($)

Natixis New York (Yankee)			Atlantis One Funding Corp.
0.49%, 10/13/11			0.06%, 9/1/11	40,000,000 [a]	40,000,000
(cost $45,000,000)	45,000,000	45,000,000	Cancara Asset Securitization
			0.21%, 9/12/11	40,000,000 [a]	39,997,433
Commercial Paper—16.4%			Total Asset-Backed
			Commercial Paper
Commonwealth Bank of Australia
			(cost $79,997,433)		79,997,433
0.17%, 9/14/11	40,000,000 [a]	39,997,544
Deutsche Bank Financial LLC
0.10%, 9/1/11	40,000,000	40,000,000	Time Deposits—19.2%
Societe Generale N.A. Inc.			Bank of America N.A.
0.53%, 9/8/11	45,000,000	44,995,363	(Grand Cayman)
UBS Finance Delaware Inc.			0.01%, 9/1/11	33,000,000	33,000,000
0.07%, 9/1/11	40,000,000	40,000,000	Bank of Tokyo-Mitsubishi Ltd.
Total Commercial Paper			(Grand Cayman)
(cost $164,992,907)		164,992,907	0.08%, 9/1/11	40,000,000	40,000,000

8

BNY Mellon Money Market Fund (continued)

	Principal			Principal
Time Deposits (continued)	Amount ($)	Value ($)	Repurchase Agreement—22.3%	Amount ($)	Value ($)

Canadian Imperial Bank of			RBS Securities, Inc.
Commerce (Grand Cayman)			0.07%, dated 8/31/11,
0.03%, 9/1/11	40,000,000	40,000,000	due 9/1/11
KBC Bank (Grand Cayman)			in the amount
0.06%, 9/1/11	40,000,000	40,000,000	of $225,000,438
National Australia Bank			(fully collateralized
(Grand Cayman)			by $215,173,300
0.03%, 9/1/11	40,000,000	40,000,000	U.S. Treasury Notes,
			2.38%-2.63%,
Total Time Deposits			due 5/31/18-8/15/20,
(cost $193,000,000)		193,000,000	value $229,501,840)
			(cost $225,000,000)	225,000,000	225,000,000
U.S. Treasury Bills—27.2%
			Total Investments
0.01%-0.02%, 9/1/11—10/13/11
			(cost $1,007,215,859)	100.0%	1,007,215,859
(cost $273,767,036)	273,770,000	273,767,036
			Cash and
U.S. Treasury Notes—2.5%			Receivables (Net)	.0%	417,135
0.31%, 1/31/12			Net Assets	100.0%	1,007,632,994
(cost $25,458,483)	25,000,000	25,458,483

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, these securities amounted to $119,994,977 or 11.9% of net assets.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banking	40.1	Asset-Backed/Multi-Seller Programs	3.9
U.S. Treasury Bills	27.2	U.S. Treasury Notes	2.5
Repurchase Agreement	22.3
Asset-Backed/Banking	4.0		100.0

† Based on net assets.
See notes to financial statements.

The Funds	9

STATEMENT OF INVESTMENTS
August 31, 2011

BNY Mellon National Municipal Money Market Fund

	Coupon	Maturity	Principal
Short-Term Investments—100.0%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.8%
Mobile Infirmary Health System Special Care Facilities
Financing Authority, Revenue (Infirmary Health
System, Inc.) (LOC; Bank of Nova Scotia)	0.15	9/7/11	25,000,000 [a,b]	25,000,000
California—6.1%
California Statewide Communities Development Authority, Revenue
(Rady Children’s Hospital—San Diego) (LOC; Wells Fargo Bank)	0.06	9/1/11	18,400,000 [a,b]	18,400,000
California Statewide Communities Development Authority,
Revenue, CP (Kaiser Permanente)	0.22	1/4/12	25,000,000	25,000,000
California Statewide Communities Development Authority,
Revenue, CP (Kaiser Permanente)	0.26	2/16/12	10,000,000	10,000,000
Golden State Tobacco Securitization Corporation, Enhanced Tobacco
Settlement Asset-Backed Bonds (Insured; Berkshire Hathaway
Assurance Corporation and Liquidity Facility; Citibank NA)	0.22	9/7/11	13,500,000 [a,c,d]	13,500,000
Los Angeles County Metropolitan Transportation Authority,
Proposition C Sales Tax Revenue, Refunding
(Liquidity Facility; Bank of Nova Scotia)	0.11	9/1/11	2,900,000 [a]	2,900,000
Orange County Sanitation District, COP,
Refunding (Liquidity Facility; Lloyds TSB Bank PLC)	0.08	9/1/11	12,700,000 [a]	12,700,000
Colorado—3.7%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Bank of America)	0.18	9/1/11	13,105,000 [a]	13,105,000
Commerce City Northern Infrastructure General
Improvement District, GO Notes (LOC; U.S. Bank NA)	0.24	9/7/11	6,150,000 [a]	6,150,000
Commerce City Northern Infrastructure General Improvement
District, GO Notes, Refunding (LOC; U.S. Bank NA)	0.24	9/7/11	9,390,000 [a]	9,390,000
Parker Automotive Metropolitan District,
GO Notes (LOC; U.S. Bank NA)	0.24	9/7/11	900,000 [a]	900,000
Southern Ute Indian Tribe of the
Southern Ute Indian Reservation, Revenue	0.21	9/7/11	20,000,000 [a]	20,000,000
Connecticut—4.6%
Connecticut Health and Educational Facilities Authority, Revenue
(Eastern Connecticut Health Network Issue) (LOC; TD Bank)	0.18	9/7/11	3,700,000 [a,b]	3,700,000
Connecticut Housing Finance Authority, Revenue (Housing Mortgage
Finance Program) (Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.24	9/7/11	5,000,000 [a]	5,000,000
Connecticut Housing Finance Authority, Revenue (Housing Mortgage
Finance Program) (Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.24	9/7/11	13,240,000 [a]	13,240,000
Connecticut Housing Finance Authority, Revenue (Housing Mortgage
Finance Program) (Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.24	9/7/11	12,780,000 [a]	12,780,000
Connecticut Housing Finance Authority, Revenue (Housing Mortgage
Finance Program) (Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.24	9/7/11	20,935,000 [a]	20,935,000
Connecticut Housing Finance Authority, Revenue (Housing Mortgage
Finance Program) (Liquidity Facility; Bank of Tokyo-Mitsubishi UFJ)	0.24	9/7/11	1,300,000 [a]	1,300,000
Connecticut Housing Finance Authority, Revenue (Housing
Mortgage Finance Program) Liquidity Facility; FHLB)	0.23	9/7/11	2,920,000 [a]	2,920,000

10

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Connecticut (continued)
New Canaan Housing Authority, Revenue (The Village at
Waveny Care Center Project) (LOC; Bank of America)	0.17	9/7/11	2,300,000 [a]	2,300,000
Delaware—1.2%
Delaware Health Facilities Authority,
Revenue (Christiana Care Health Services)	0.11	9/1/11	7,400,000 [a,b]	7,400,000
University of Delaware, Revenue (Liquidity Facility; TD Bank)	0.09	9/1/11	8,365,000 [a]	8,365,000
District of Columbia—.4%
District of Columbia, GO Notes, Refunding (LOC; TD Bank)	0.18	9/7/11	5,900,000 [a]	5,900,000
Florida—6.2%
Broward County Educational Facilities Authority,
Educational Facilities Revenue (Nova Southeastern
University Project) (LOC; Bank of America)	0.17	9/1/11	5,400,000 [a]	5,400,000
Jacksonville, Transportation Revenue (LOC; Wells Fargo Bank)	0.19	9/7/11	12,500,000 [a]	12,500,000
Jacksonville Health Facilities Authority, HR (Baptist Medical
Center Project) (LOC; Branch Banking and Trust Co.)	0.20	9/7/11	9,710,000 [a,b]	9,710,000
Miami-Dade County Health Facilities Authority, HR, Refunding
(Miami Children’s Hospital Project) (LOC; Wells Fargo Bank)	0.18	9/7/11	18,425,000 [a,b]	18,425,000
Miami-Dade County Health Facilities Authority, HR, Refunding
(Miami Children’s Hospital Project) (LOC; Wells Fargo Bank)	0.18	9/7/11	36,725,000 [a,b]	36,725,000
Palm Beach County, IDR (Gulfstream Goodwill
Industies, Inc. Project) (LOC; Wells Fargo Bank)	0.29	9/7/11	1,155,000 [a]	1,155,000
Georgia—1.2%
Fulton County Development Authority, Revenue
(King’s Ridge Christian School Project)
(LOC; Branch Banking and Trust Co.)	0.21	9/7/11	6,865,000 [a]	6,865,000
Metropolitan Atlanta Rapid Transit Authority, Sales Tax
Revenue (Second Indenture Series) (LOC: U.S. Bank NA)	0.16	9/7/11	10,000,000 [a]	10,000,000
Idaho—.6%
Coeur D’Alene Tribe, Revenue (LOC; Bank of America)	0.31	9/7/11	8,400,000 [a]	8,400,000
Illinois—8.0%
Chicago, Second Lien Water Revenue, Refunding
(LOC; California Public Employees Retirement System)	0.22	9/7/11	14,645,000 [a]	14,645,000
Chicago, Second Lien Water Revenue,
Refunding (LOC; State Street Bank and Trust Co.)	0.18	9/7/11	3,180,000 [a]	3,180,000
Chicago Board of Education, GO Notes,
Refunding (LOC; JPMorgan Chase Bank)	0.14	9/1/11	13,425,000 [a]	13,425,000
Illinois Finance Authority, Revenue (Elmhurst Memorial
Healthcare) (LOC; JPMorgan Chase Bank)	0.13	9/1/11	11,600,000 [a,b]	11,600,000
Illinois Finance Authority, Revenue (Gift of Hope Organ and
Tissue Donor Network Project) (LOC; JPMorgan Chase Bank)	0.25	9/7/11	7,010,000 [a,b]	7,010,000
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	0.14	9/1/11	11,960,000 [a,b]	11,960,000
Illinois Finance Authority, Revenue (The University of
Chicago Medical Center) (LOC: Bank of America)	0.13	9/1/11	46,250,000 [a]	46,250,000

The Funds	11

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Indiana—1.0%
Indiana Finance Authority, Environmental Revenue, Refunding
(Duke Energy Indiana, Inc. Project) (LOC; Bank of America)	0.13	9/1/11	3,400,000 [a]	3,400,000
Indiana Finance Authority, Revenue
(Ascension Health Senior Credit Group)	0.16	9/7/11	10,000,000 [a,b]	10,000,000
Iowa—1.5%
Hills, Health Facilities Revenue (Mercy Hospital
Project) (LOC; U.S. Bank NA)	0.12	9/1/11	15,920,000 [a,b]	15,920,000
Iowa Higher Education Loan Authority, Revenue,
BAN (William Penn University Project)	1.50	12/1/11	4,000,000	4,008,931
Kansas—.6%
Olathe, Health Facilities Revenue (Olathe
Medical Center) (LOC; Bank of America)	0.17	9/1/11	8,100,000 [a,b]	8,100,000
Kentucky—2.6%
Kentucky Rural Water Finance Corporation,
Public Projects Construction Notes	1.50	12/1/11	8,500,000	8,517,918
Louisville/Jefferson County Metro Government, Health System
Revenue (Norton Healthcare, Inc.) (LOC; JPMorgan Chase Bank)	0.13	9/1/11	27,000,000 [a,b]	27,000,000
Louisiana—4.2%
Louisiana Public Facilities Authority, Revenue
(Air Products and Chemicals Project)	0.08	9/1/11	13,000,000 [a]	13,000,000
Louisiana Public Facilities Authority, Revenue
(Air Products and Chemicals Project)	0.08	9/1/11	25,100,000 [a]	25,100,000
Saint James Parish, PCR, Refunding
(Chevron Corp.) (LOC; Chevron Corp.)	0.07	9/1/11	18,585,000 [a]	18,585,000
Maryland—1.1%
Howard County, Revenue, Refunding (Glenelg Country
School, Inc. Facility) (LOC; PNC Bank NA)	0.21	9/7/11	4,435,000 [a]	4,435,000
Maryland Industrial Development Financing Authority,
Recovery Zone Facility Revenue (Wexford Maryland
Bio Park 3, LLC Facility) (LOC; M&T Trust)	0.26	9/7/11	10,000,000 [a]	10,000,000
Michigan—3.5%
Lenawee County Economic Development Corporation, Revenue,
Refunding (Siena Heights University Project) (LOC; FHLB)	0.22	9/7/11	8,420,000 [a]	8,420,000
Michigan Higher Education Facilities Authority, LOR
(Adrian College Project) (LOC; Comerica Bank)	0.26	9/7/11	12,625,000 [a]	12,625,000
Michigan Strategic Fund, LOR (Air Products
and Chemicals, Inc. Project)	0.08	9/1/11	10,000,000 [a]	10,000,000
Michigan Strategic Fund, LOR (MANS, LLC
Project) (LOC; Comerica Bank)	0.26	9/7/11	6,400,000 [a]	6,400,000
University of Michigan, CP	0.09	9/19/11	10,000,000	10,000,000
Minnesota—1.4%
Minnesota Higher Education Facilities Authority, Revenue
(Gustavus Adolphus College) (LOC; Wells Fargo Bank)	0.19	9/7/11	12,950,000 [a]	12,950,000

12

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Minnesota (continued)
Minnesota Higher Education Facilities Authority, Revenue
(The College of Saint Catherine) (LOC; U.S. Bank NA)	0.19	9/7/11	2,740,000 [a]	2,740,000
Saint Louis Park, MFHR, Refunding (Parkshore Senior
Campus Project) (Liquidity Facility; FHLMC and LOC; FHLMC)	0.22	9/7/11	2,600,000 [a]	2,600,000
Mississippi—.7%
Jackson County, Port Facility Revenue, Refunding
(Chevron U.S.A. Inc. Project) (LOC; Chevron Corp.)	0.06	9/1/11	10,000,000 [a]	10,000,000
Missouri—.4%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Saint Louis University)
(Liquidity Facility; Bank of America)	0.13	9/1/11	5,600,000 [a]	5,600,000
Nebraska—1.3%
Lancaster County Hospital Authority Number 1, HR,
Refunding (BryanLGH Medical Center) (LOC; U.S. Bank NA)	0.18	9/7/11	17,565,000 [a,b]	17,565,000
New Hampshire—4.1%
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.14	9/1/11	32,000,000 [a]	32,000,000
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; U.S. Bank NA)	0.14	9/1/11	23,700,000 [a,b]	23,700,000
New Jersey—1.6%
East Brunswick Township, GO Notes, BAN	2.00	4/13/12	14,400,000	14,507,032
Montclair Township, Temporary Notes	1.50	3/9/12	5,000,000	5,012,832
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.25	12/15/11	2,000,000	2,027,089
New Mexico—1.5%
Alamogordo, Hospital Improvement Revenue,
Refunding (Gerald Champion Regional Medical
Center Project) (LOC; Bank of America)	0.30	9/7/11	20,000,000 [a,b]	20,000,000
New York—8.3%
Albany Industrial Development Agency, Civic Facility Revenue
(Renaissance Corporation of Albany Project) (LOC; M&T Trust)	0.26	9/7/11	1,000,000 [a]	1,000,000
Amherst Industrial Development Agency, Civic Facility
Revenue (Daemen College Project) (LOC; M&T Trust)	0.26	9/7/11	12,400,000 [a]	12,400,000
Dutchess County Industrial Development Agency, Civic Facility
Revenue (Brookview Inc. Project) (LOC; M&T Trust)	0.26	9/7/11	8,610,000 [a]	8,610,000
Elmira City School District, GO Notes, BAN	1.75	2/15/12	5,000,000	5,013,453
Erie County Industrial Development Agency, Civic Facility Revenue
(The Canisius High School of Buffalo, N.Y. Project) (LOC; M&T Trust)	0.26	9/1/11	21,445,000 [a]	21,445,000
New York City, GO Notes (LOC; State Street Bank and Trust Co.)	0.12	9/1/11	5,900,000 [a]	5,900,000
New York City Capital Resource Corporation, Recovery Zone
Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	0.28	9/7/11	3,700,000 [a]	3,700,000

The Funds	13

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York Liberty Development Corporation,
Liberty Revenue (World Trade Center Project)	0.35	2/1/12	16,000,000	16,000,000
New York Liberty Development Corporation, Recovery
Zone Revenue (3 World Trade Center Project)	0.42	1/19/12	5,000,000	5,000,000
New York State Housing Finance Agency, Housing
Revenue (25 Washington Street) (LOC; M&T Trust)	0.27	9/7/11	7,800,000 [a]	7,800,000
New York State Thruway Authority, General Revenue, BAN	2.00	7/12/12	13,300,000	13,488,126
Onondaga County Industrial Development Agency, Civic Facility
Revenue (Syracuse Research Corporation Facility) (LOC; M&T Trust)	0.26	9/7/11	4,180,000 [a]	4,180,000
Tompkins County Industrial Development Agency,
Civic Facility Revenue (Community Development
Properties Ithaca Inc. Project) (LOC; M&T Trust)	0.31	9/7/11	6,500,000 [a]	6,500,000
North Carolina—.4%
North Carolina Capital Facilities Finance Agency, Educational
Facilities Revenue (High Point University Project)
(LOC; Branch Banking and Trust Co.)	0.21	9/7/11	5,325,000 [a]	5,325,000
Ohio—1.0%
Allen County, Hospital Facilities Revenue (Catholic
Healthcare Partners) (LOC; Bank of America)	0.14	9/1/11	4,800,000 [a,b]	4,800,000
Warren County, Health Care Facilities Improvement
Revenue (Otterbein Homes Project) (LOC; U.S. Bank NA)	0.20	9/7/11	9,200,000 [a,b]	9,200,000
Oklahoma—1.5%
Oklahoma Turnpike Authority, Second Senior
Revenue, Refunding (Oklahoma Turnpike System)
(Liquidity Facility; JPMorgan Chase Bank)	0.13	9/1/11	9,975,000 [a]	9,975,000
Oklahoma Turnpike Authority, Second Senior
Revenue, Refunding (Oklahoma Turnpike System)
(Liquidity Facility; JPMorgan Chase Bank)	0.13	9/1/11	10,000,000 [a]	10,000,000
Oregon—2.2%
Medford Hospital Facilities Authority, Revenue
(Rogue Valley Manor Project) (LOC; Bank of America)	0.18	9/1/11	8,895,000 [a,b]	8,895,000
Umatilla Indian Reservation Confederated Tribes,
Tribal Infrastructure Revenue (LOC; Wells Fargo Bank)	0.19	9/7/11	21,145,000 [a]	21,145,000
Pennsylvania—4.8%
Allegheny County Industrial Development Authority,
Revenue (The Watson Institute Friendship
Academy Project) (LOC; PNC Bank NA)	0.21	9/7/11	3,750,000 [a]	3,750,000
Allentown Commercial and Industrial Development Authority,
Revenue (Diocese of Allentown) (LOC; Wells Fargo Bank)	0.12	9/1/11	1,350,000 [a]	1,350,000
Beaver County Industrial Development Authority, PCR,
Refunding (FirstEnergy Nuclear Generation
Corporation Project) (LOC; Citibank NA)	0.15	9/7/11	26,900,000 [a]	26,900,000
Emmaus General Authority, Local Government
Revenue (LOC; U.S. Bank NA)	0.17	9/7/11	3,400,000 [a]	3,400,000

14

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Lower Merion School District, GO Notes
(LOC; State Street Bank and Trust Co.)	0.17	9/7/11	8,000,000 [a]	8,000,000
Monroe County Hospital Authority, HR
(Pocono Medical Center) (LOC; PNC Bank NA)	0.20	9/7/11	3,430,000 [a,b]	3,430,000
Philadelphia Hospitals and Higher Education Facilities
Authority, HR (The Children’s Hospital of Philadelphia
Project) (Liquidity Facility; JPMorgan Chase Bank)	0.13	9/1/11	9,700,000 [a,b]	9,700,000
Pittsburgh Water and Sewer Authority, Water and Sewer
System First Lien Revenue, Refunding (LOC; PNC Bank NA)	0.17	9/7/11	9,000,000 [a]	9,000,000
Rhode Island—.4%
Rhode Island Health and Educational Building Corporation,
Educational Institution Revenue (Portsmouth Abbey
School Issue) (LOC; Bank of America)	0.21	9/1/11	4,900,000 [a]	4,900,000
South Carolina—1.3%
South Carolina Association of
Governmental Organizations, COP	1.50	4/13/12	18,000,000	18,139,854
Tennessee—2.2%
Clarksville Public Building Authority, Financing Revenue
(Metropolitan Government of Nashville and Davidson
County Loan) (LOC; Bank of America)	0.18	9/1/11	13,235,000 [a]	13,235,000
Montgomery County Public Building Authority,
Pooled Financing Revenue (Tennessee County
Loan Pool) (LOC; Bank of America)	0.18	9/1/11	16,145,000 [a]	16,145,000
Texas—13.5%
Gulf Coast Waste Disposal Authority,
Environmental Facilities Revenue (Air Products Project)	0.15	9/7/11	6,400,000 [a]	6,400,000
Harris County, GO Notes, TAN	1.50	2/29/12	45,000,000	45,295,385
Harris County Health Facilities Development Corporation, HR
(Baylor College of Medicine) (LOC; Bank of America)	0.13	9/1/11	9,900,000 [a]	9,900,000
Harris County Health Facilities Development Corporation,
Revenue (Saint Luke’s Episcopal Hospital) (Liquidity Facility:
Bank of America, JPMorgan Chase Bank and Northern Trust Co.)	0.14	9/1/11	46,920,000 [a,b]	46,920,000
Harris County Health Facilities Development Corporation,
Revenue, Refunding (The Methodist Hospital System)	0.11	9/1/11	9,970,000 [a,b]	9,970,000
Jefferson County Industrial Development Corporation,
Hurricane Ike Disaster Area Revenue (Jefferson
Refinery, LLC Project) (LOC; Branch Banking and Trust Co.)	0.50	9/29/11	39,300,000	39,300,000
Travis County Health Facilities Development Corporation,
Retirement Facilities Revenue (Longhorn Village
Project) (LOC; Bank of Scotland)	0.18	9/7/11	23,300,000 [a]	23,300,000
Utah—.2%
Utah Housing Corporation, MFHR
(Timbergate Apartments Project) (LOC; FHLMC)	0.27	9/7/11	3,125,000 [a]	3,125,000

The Funds	15

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia—1.3%
Alexandria Industrial Development Authority, Revenue
(Institute for Defense Analyses Project)
(LOC; Branch Banking and Trust Co.)	0.21	9/7/11	9,875,000 [a]	9,875,000
Williamsburg Industrial Development Authority, Revenue
(The Colonial Williamsburg Foundation) (LOC; Wells Fargo Bank)	0.19	9/7/11	8,000,000 [a]	8,000,000
Washington—.5%
Tulalip Tribes of the Tulalip Reservation, Revenue,
Refunding (Capital Projects) (LOC; Wells Fargo Bank)	0.26	9/7/11	2,625,000 [a]	2,625,000
Vancouver Housing Authority, Pooled Housing Revenue,
Refunding (Liquidity Facility; FHLMC and LOC; FHLMC)	0.19	9/7/11	4,400,000 [a]	4,400,000
Wisconsin—3.1%
Wisconsin Health and Educational Facilities Authority,
Revenue (Cedar Crest, Inc.) (LOC; Bank of Montreal)	0.26	9/7/11	7,250,000 [a,b]	7,250,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Meriter Hospital, Inc.) (LOC; U.S. Bank NA)	0.12	9/1/11	15,045,000 [a,b]	15,045,000
Wisconsin Health and Educational Facilities Authority, Revenue
(Wheaton Franciscan Services, Inc. System) (LOC; U.S. Bank NA)	0.13	9/7/11	20,290,000 [a,b]	20,290,000

Total Investments (cost $1,352,370,620)			100.0%	1,352,370,620
Cash and Receivables (Net)			.0%	661,946
Net Assets			100.0%	1,353,032,566

a Variable rate demand note—rate shown is the interest rate in effect at August 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b At August 31, 2011, the fund had $407,715,000 or 30.1% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from health care.
c Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, this security amounted to $13,500,000 or 1.0% of net assets.
[d] The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

16

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		EDR	Economic Development Revenue
EIR		Environmental Improvement Revenue		FGIC	Financial Guaranty Insurance Company
FHA		Federal Housing Administration		FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation			FNMA	Federal National Mortgage Association
GAN		Grant Anticipation Notes		GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association			GO	General Obligation
HR		Hospital Revenue		IDB	Industrial Development Board
IDC		Industrial Development Corporation		IDR	Industrial Development Revenue
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MFHR	Multi-Family Housing Revenue
MFMR		Multi-Family Mortgage Revenue		PCR	Pollution Control Revenue
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		RRR	Resources Recovery Revenue
SAAN		State Aid Anticipation Notes		SBPA	Standby Bond Purchase Agreement
SFHR		Single Family Housing Revenue		SFMR	Single Family Mortgage Revenue
SONYMA		State of New York Mortgage Agency		SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	93.7
AAA,AA,Ae		Aaa,Aa,Ae		AAA,AA,Ae	2.4
Not Rated[f]		Not Rated[f]		Not Rated[f]	3.9
100.0

† Based on total investments.
e Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Funds	17

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2011

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including Repurchase Agreement of $225,000,000
for BNY Mellon Money Market Fund)—Note 2(c)	1,007,215,859	1,352,370,620
Cash	429,196	353,343
Interest receivable	187,612	652,322
Prepaid expenses	12,796	14,668
	1,007,845,463	1,353,390,953
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	24,483	126,094
Due to Administrator—Note 3(a)	111,413	151,778
Accrued expenses	76,573	80,515
	212,469	358,387
Net Assets ($)	1,007,632,994	1,353,032,566
Composition of Net Assets ($):
Paid-in capital	1,007,635,027	1,354,512,617
Accumulated net realized gain (loss) on investments	(2,033)	(1,480,051)
Net Assets ($)	1,007,632,994	1,353,032,566
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,006,110,925	1,352,760,405
Shares Outstanding	1,006,112,957	1,354,241,216
Net Asset Value Per Share ($)	1.00	1.00
Investor Shares
Net Assets ($)	1,522,069	272,161
Shares Outstanding	1,522,070	272,316
Net Asset Value Per Share ($)	1.00	1.00
† Investments at cost ($)	1,007,215,859	1,352,370,620

See notes to financial statements.

18

STATEMENTS OF OPERATIONS
Year Ended August 31, 2011

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Investment Income ($):
Interest Income	2,986,124	4,574,759
Expenses:
Investment advisory fee—Note 3(a)	1,606,562	2,335,501
Administration fee—Note 3(a)	1,321,991	1,921,479
Custodian fees—Note 3(b)	95,922	94,680
Professional fees	44,175	49,112
Trustees’ fees and expenses—Note 3(c)	40,205	68,397
Registration fees	30,501	30,533
Prospectus and shareholders’ reports	9,929	10,519
Shareholder servicing costs—Note 3(b)	3,806	185
Miscellaneous	28,280	43,401
Total Expenses	3,181,371	4,553,807
Less—reduction in expenses due to undertaking—Note 3(a)	(378,300)	(480,528)
Less—reduction in fees due to earnings credits—Note 3(b)	(5,242)	(1)
Net Expenses	2,797,829	4,073,278
Investment Income—Net	188,295	501,481
Net Realized Gain (Loss) on Investments—Note 2(b) ($)	1,862	70,969
Net Increase in Net Assets Resulting from Operations	190,157	572,450

See notes to financial statements.

The Funds	19

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon National Municipal
	BNY Mellon Money Market Fund		Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2011	2010	2011	2010
Operations ($):
Investment income—net	188,295	1,029,904	501,481	720,481
Net realized gain (loss) from investments	1,862	1,161	70,969	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	190,157	1,031,065	572,450	720,481
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(188,295)	(1,029,904)	(501,481)	(720,481)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	2,272,717,006	2,172,447,209	3,261,289,405	3,010,169,507
Investor Shares	5,353,986	132,684	1,016,239	—
Dividends reinvested:
Class M Shares	20	80	9	70
Cost of shares redeemed:
Class M Shares	(2,359,378,733)	(3,014,416,869)	(3,459,874,403)	(3,229,503,661)
Investor Shares	(4,144,401)	(1,520,918)	(745,031)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(85,452,122)	(843,357,814)	(198,313,781)	(219,334,084)
Total Increase (Decrease) In Net Assets	(85,450,260)	(843,356,653)	(198,242,812)	(219,334,084)
Net Assets ($):
Beginning of Period	1,093,083,254	1,936,439,907	1,551,275,378	1,770,609,462
End of Period	1,007,632,994	1,093,083,254	1,353,032,566	1,551,275,378

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon money market fund for the fiscal periods indicated.All information reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the funds’ financial statements.

			Class M Shares
		Year Ended August 31,
BNY Mellon Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.001	.012	.037	.050
Distributions:
Dividends from investment income—net	(.000)[a]	(.001)	(.012)	(.037)	(.050)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.02	.07	1.24	3.72	5.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.30	.33	.30	.30
Ratio of net expenses to average net assets	.26	.29	.33	.30	.30
Ratio of net investment income to average net assets	.02	.07	1.08	3.53	5.04
Net Assets, end of period ($ x 1,000)	1,006,111	1,092,771	1,934,739	1,175,866	843,242

a Amount represents less than $.001 per share.
See notes to financial statements.

The Funds	21

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
		Year Ended August 31,
BNY Mellon Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.010	.034	.048
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.010)	(.034)	(.048)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.99	3.47	4.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.58	.55	.55
Ratio of net expenses to average net assets	.26	.38	.58	.55	.55
Ratio of net investment income to average net assets	.00[b]	.00[b]	.97	3.39	4.80
Net Assets, end of period ($ x 1,000)	1,522	312	1,701	1,588	1,354

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

22

			Class M Shares
		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.008	.024	.033
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.008)	(.024)	(.033)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.03	.05	.79	2.39	3.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.29	.30	.35	.31	.30
Ratio of net expenses to average net assets	.26	.28	.34	.28	.30
Ratio of net investment income to average net assets	.03	.04	.80	2.24	3.35
Net Assets, end of period ($ x 1,000)	1,352,760	1,551,274	1,770,608	1,629,931	940,257

a Amount represents less than $.001 per share.
See notes to financial statements.

The Funds	23

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.006	.021	.031
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.006)	(.021)	(.031)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.60	2.13	3.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.55	.60	.56	.56
Ratio of net expenses to average net assets	.29	.33	.53	.53	.55
Ratio of net investment income to average net assets	.00[b]	.00[b]	.57	2.05	3.16
Net Assets, end of period ($ x 1,000)	272	1	1	1	1

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor Class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the funds’ investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable them to do so. There is no assurance, however, that the funds will be able to maintain a stable net asset value per share of $1.00.

The Funds	25

NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market

Table 1—Fair Value Measurements

		Short-Term Investments ($)†
	Level 1—Unadjusted	Level 2—Other Significant	Level 3—Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
BNY Mellon Money Market Fund	—	1,007,215,859	—	1,007,215,859
BNY Mellon National Municipal
Money Market Fund	—	1,352,370,620	—	1,352,370,620

† See Statements of Investments for additional detailed categorizations.

securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Table 1 summarizes the inputs used as of August 31, 2011 in valuing each fund’s investments.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to

26

dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of BNY Mellon National Municipal Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2011, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

BNY Mellon Money Market Fund has an accumulated capital loss carryover of $2,033 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2011. If not applied, the carryover expires in fiscal 2017.

BNY Mellon National Municipal Money Market Fund has an accumulated capital loss carryover of $1,480,051 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2011. If not applied, the carryover expires in fiscal 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for the unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act.As a result of this ordering rule, capital loss carry forwards related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The Funds	27

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010 were all ordinary income for BNY Mellon Money Market Fund and for BNY Mellon National Municipal Money Market Fund was as follows: tax exempt income $501,481 and $719,560 and ordinary income $0 and $921, respectively.

At August 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.

BNY Mellon Fund Advisors have undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level. Such level may change from time to time, is voluntary and not contractual, and may be terminated at any time. Table 2 summarizes the amount of the reduction in expenses for Class M and Investor shares of each fund

Table 2—Yield Floor Expense Reimbursement Amounts

	Class M	Investor
	Shares	Shares
BNY Mellon
Money Market Fund	373,941	4,359
BNY Mellon National Municipal
Money Market Fund	480,291	237

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 3 summarizes the amount Investor shares of each fund was charged during the period ended August 31, 2011, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 3—Shareholder Services Plan Fees
BNY Mellon Money Market Fund	$3,785
BNY Mellon National Municipal
Money Market Fund	170

28

The funds have arrangements with the custodian and cash
management bank whereby the funds may receive earn-
ings credits when positive cash balances are maintained,
which are used to offset custody and cash management
fees. For financial reporting purposes, the funds include
net earnings credits as an expense offset in the Statements
of Operations.
The funds compensate The Bank of New York Mellon
under cash management agreements for performing cash
management services related to fund subscriptions and
redemptions. Table 4 summarizes the amount each fund
was charged during the period ended August 31, 2011,
pursuant to the cash management agreements, which is
included in Shareholder servicing costs in the
Statements of Operations.These fees were partially off-
set by earnings credits pursuant to the cash management
agreements, also summarized in Table 4.

Table 4—Cash Management Agreement Fees
	Cash Management	Earnings
	Fees ($)	Credits ($)
BNY Mellon
Money Market Fund	30	(1)
BNY Mellon National
Municipal Money
Market Fund	22	(1)

The funds also compensate The Bank of New York Mellon under a custody agreement for providing custo-

dial services for each fund.These fees were partially offset by earnings credits, if any, pursuant to the custody agreement, also summarized in Table 5 for each relevant fund.

Table 5—Custody Agreement Fees
	Custody	Earnings
	Fees ($)	Credits ($)
BNY Mellon Money Market Fund	95,922	(5,241)
BNY Mellon National Municipal
Money Market Fund	94,680	—

During the period ended August 31, 2011, each fund was charged $7,225 for services performed by the Chief Compliance Officer.

Table 6 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $68,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $15,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $10,000.

Table 6—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Money Market Fund	134,442	334	31,360	3,253	(144,906)
BNY Mellon National
Municipal Money Market Fund	183,212	44	30,161	3,253	(90,576)

The Funds	29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by theTrust’s Board.The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustee and/or common officers, complies with Rule 17a-7 of the Act. During the period ended August 31, 2011, BNY Mellon National Municipal Money Market Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act amounting to $893,530,000 and $848,544,000, respectively.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of BNY Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, (collectively the “Funds”), each a series of BNY Mellon FundsTrust, including the statements of investments as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, as of August 31, 2011, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2011

The Funds	31

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Money Market Fund

For federal tax purposes the fund designates the maximum amount allowable but not less than 90.33% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31,

2011 as “exempt-interest dividends” (not generally subject to regular federal income tax).Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

32

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND THE APPROVAL
OF EACH FUND’S ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 8-9, 2011, the Board considered the renewal of the Trust’s Investment Advisory Agreement and the Administration Agreement (together, the “Agreement”) pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services.The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of NewYork Mellon pays Dreyfus for performing certain of these administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to the funds, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for each fund.

The Board members also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Advisory Fees and Expense Ratios. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with that of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2011, and (2) each fund’s actual and contractual advisory fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from each fund’s financial statements available to Lipper as of January 31, 2011. Dreyfus also provided a comparison of each fund’s calendar year total returns to the performance of the relevant fund’s benchmark. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.

As applicable to each fund, representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper cat-

The Funds	33

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT
AND THE APPROVAL OF EACH FUND’S ADMINISTRATION AGREEMENT (Unaudited) (continued)

egory as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s advisory fee.

BNY Mellon Money Market Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual advisory fee was below the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group median and above the Expense Universe median. The Board noted the investment adviser’s voluntary undertaking to maintain a minimum yield of zero percent with respect to the fund and that such voluntary undertaking may be terminated at any time.

BNY Mellon National Municipal Money Market Fund

The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance

Universe medians, except for the one-year period when the fund’s performance was above the Performance Universe median.

The Board members also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual advisory fee was above the Expense Group median, the fund’s actual advisory fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median. The Board noted the investment adviser’s voluntary undertaking to maintain a minimum yield of zero percent with respect to the fund and that such voluntary undertaking may be terminated at any time.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund. The Board also noted the voluntary expense limitation arrangement for each fund and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board’s counsel stated that the Board members should consider the profitability analysis with respect to each fund (1) as part of their evaluation of whether the

34

fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for each fund and the extent to which economies of scale would be realized if the relevant fund grows and whether fee levels reflect these economies of scale for the benefit of each fund’s shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in each fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to BNY Mellon Money Market Fund, the Board was satisfied with the fund’s performance.

  With respect to BNY Mellon National Municipal Money Market Fund, the Board was generally satis- fied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the advisory fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board members determined that renewal of the Agreement was in the best interests of each fund and its respective shareholders.

The Funds	35

BOARD MEMBERS INFORMATION (Unaudited)

36

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds  37

OFFICERS OF THE FUND (Unaudited)

CHRISTOPHER SHELDON, President since September 2006.

As director of Investment Strategy for BNY Mellon Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research. He also oversaw the alternative investment groups from June 2006 to September 2008. He was previously a Vice President of the Trust. He is 46 years old has been employed by BNY Mellon since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

38

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Funds	39

For More Information

BNY Mellon Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Each fund will disclose daily, on http://www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

© 2011 MBSC Securities Corporation
MFTAR0811-MM

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Thomas F. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $546,545.00 in 2010 and $558,100.00 in 2011.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $74,330.00 in 2010 and $85,330.00 in 2011.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $49,770.00 in 2010 and $62,240.00 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $0 in 2011.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $4,710,000.00 in 2010 and $12,003,000.00 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ Christopher Sheldon
Christopher Sheldon, President
Date:	10/25/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christopher Sheldon
Christopher Sheldon, President
Date:	10/25/2011

By: /s/ James Windels___
James Windels, Treasurer
Date:	10/25/2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)